                                                             File Nos. 333-81019
                                                                        811-7767

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 10

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 45

                             SEPARATE ACCOUNT KG OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               (Name of Depositor)
                               440 Lincoln Street
                               Worcester, MA 01653
              (Address of Depositor's Principal Executive Offices)
                                 (508) 855-1000
               (Depositor's Telephone Number, including Area Code)

                          Charles F. Cronin, Secretary
             Allmerica Financial Life Insurance and Annuity Company
                               440 Lincoln Street
                               Worcester, MA 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:

        / / immediately upon filing pursuant to paragraph (b) of Rule 485
        /X/ on April 29, 2005 pursuant to paragraph (b) of Rule 485
        / / 60 days after filing pursuant to paragraph (a) (1) of Rule 485
        / / on (date) pursuant to paragraph (a) (1) of Rule 485
        / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant has registered an indefinite amount of its securities under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2004 was filed on or before March 30, 2005.

    CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF ITEMS CALLED FOR
                                   BY FORM N-4

FORM N-4 ITEM NO.   CAPTION IN PROSPECTUS
-----------------   ---------------------
1.                  Cover Page

2.                  Special Terms

3.                  Summary of Fees and Expenses; Summary of Contract Features

4.                  Condensed Financial Information;  Performance Information

5                   Description of the Company, the Variable Account and the Underlying Investment Companies

6.                  Charges and Deductions

7.                  Description of the Contract -- The Accumulation Phase

8.                  Electing the Annuity Date; Description of Annuity Payout Options; Annuity Benefit Payments

9.                  Death Benefit

10.                 Payments; Computation of Values;  Distribution

11.                 Surrender and Withdrawals; Surrender Charge; Withdrawal Without Surrender Charge;
                    Texas Optional Retirement Program

12.                 Federal Tax Considerations

13.                 Legal Matters

14.                 Statement of Additional Information - Table of Contents

FORM N-4 ITEM NO.   CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------   ----------------------------------------------
15.                 Cover Page

16.                 Table of Contents

17.                 General Information and History

18.                 Services

19.                 Underwriters

FORM N-4 ITEM NO.   CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------   ----------------------------------------------
20.                 Underwriters

21.                 Performance Information

22.                 Annuity Benefit Payments

23.                 Financial Statements

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS

This Prospectus provides important information about the Scudder Gateway Plus variable annuity contract issued by Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except New York) and by First Allmerica Financial Life Insurance Company (in New York). The contract is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis. As of the date of this Prospectus, the Company has ceased issuing new contracts except in connection with certain pre-existing contractual plans and programs.

PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information dated April 29, 2005 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Annuity Client Services at 1-800-782-8380. The Table of Contents of the Statement of Additional Information is listed on page 4 of this Prospectus. This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website (http:// www.sec.gov).


Separate Account KG is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option under this contract invests exclusively in shares of one of the following portfolios:


AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)         SCUDDER VARIABLE SERIES II (CLASS A)
----------------------------------------------         ------------------------------------
AIM V.I. Utilities Fund                                Scudder Aggressive Growth Portfolio
                                                       Scudder Blue Chip Portfolio
THE ALGER AMERICAN FUND                                Scudder Fixed Income Portfolio
Alger American Balanced Portfolio                      Scudder Global Blue Chip Portfolio
Alger American Leveraged AllCap Portfolio              Scudder Government & Agency Securities Portfolio
                                                       Scudder High Income Portfolio
CREDIT SUISSE TRUST                                    Scudder International Select Equity Portfolio
Credit Suisse Trust Emerging Markets Portfolio         Scudder Large Cap Value Portfolio
Credit Suisse Trust-Global Small Cap Portfolio         Scudder Money Market Portfolio
                                                       Scudder Small Cap Growth Portfolio
DREYFUS INVESTMENT PORTFOLIOS                          Scudder Strategic Income Portfolio
Dreyfus IP MidCap Stock Portfolio                      Scudder Technology Growth Portfolio
                                                       Scudder Total Return Portfolio
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.     SVS Davis Venture Value Portfolio
Dreyfus Socially Responsible Growth Fund, Inc.         SVS Dreman Financial Services Portfolio
                                                       SVS Dreman High Return Equity Portfolio
SCUDDER VARIABLE SERIES I (CLASS A)                    SVS Dreman Small Cap Value Portfolio
Scudder Capital Growth Portfolio                       SVS Index 500 Portfolio
Scudder Global Discovery Portfolio                     SVS INVESCO Dynamic Growth Portfolio
Scudder Growth and Income Portfolio                    SVS Janus Growth And Income Portfolio
Scudder Health Sciences Portfolio                      SVS Janus Growth Opportunities Portfolio
Scudder International Portfolio                        SVS MFS Strategic Value Portfolio
                                                       SVS Oak Strategic Equity Portfolio
                                                       SVS Turner Mid Cap Growth Portfolio


THIS CONTRACT INCLUDES A PAYMENT CREDIT (OR BONUS) ENHANCEMENT FEATURE. EXPENSES FOR THIS CONTRACT MAY BE HIGHER THAN A CONTRACT WITHOUT A PAYMENT CREDIT. OVER TIME, THE AMOUNT OF THE PAYMENT CREDIT MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE PAYMENT CREDIT. YOU SHOULD CONSIDER THIS POSSIBILITY BEFORE PURCHASING THE CONTRACT.

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                              DATED APRIL 29, 2005

In most jurisdictions, values may be allocated to the Fixed Account, which is part of the Company's General Account. The Fixed Account is an investment option that pays an interest rate guaranteed for one year from the time a payment is received. The Guarantee Period Accounts, additional investment options available in most jurisdictions, offers fixed rates of interest for specified periods. A Market Value Adjustment is applied to payments removed from a Guarantee Period Account before the end of the specified period. The Market Value Adjustment may be positive or negative. Payments allocated to a Guarantee Period Account are held in the Company's Separate Account GPA (except in California where they are allocated to the General Account.)

                                TABLE OF CONTENTS


SPECIAL TERMS                                                                                           5
SUMMARY OF FEES AND EXPENSES                                                                            7
SUMMARY OF CONTRACT FEATURES                                                                           12
DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS AND THE UNDERLYING PORTFOLIOS                      17
INVESTMENT OBJECTIVES AND POLICIES                                                                     18
PERFORMANCE INFORMATION                                                                                23
DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE                                                  25
    DISRUPTIVE TRADING                                                                                 25
    PAYMENTS                                                                                           26
    PAYMENT CREDITS                                                                                    27
    COMPUTATION OF VALUES                                                                              27
    RIGHT TO CANCEL                                                                                    28
    TELEPHONE TRANSACTIONS PRIVILEGE                                                                   28
    TRANSFER PRIVILEGE                                                                                 29
    AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTION                                       30
    SURRENDERS AND WITHDRAWALS                                                                         30
    DEATH BENEFIT                                                                                      33
    THE SPOUSE OF THE OWNER AS BENEFICIARY                                                             34
    OPTIONAL ENHANCED EARNINGS RIDER                                                                   34
    ASSIGNMENT                                                                                         34
ANNUITIZATION -- THE PAYOUT PHASE                                                                      35
    ELECTING THE ANNUITY DATE                                                                          35
    CHOOSING THE ANNUITY PAYOUT OPTION                                                                 35
    DESCRIPTION OF ANNUITY PAYOUT OPTIONS                                                              36
    VARIABLE ANNUITY BENEFIT PAYMENTS                                                                  37
    TRANSFERS OF ANNUITY UNITS                                                                         38
    WITHDRAWALS AFTER THE ANNUITY DATE                                                                 39
    REVERSAL OF ANNUITIZATION                                                                          42
    NORRIS DECISION                                                                                    42
CHARGES AND DEDUCTIONS                                                                                 43
    VARIABLE ACCOUNT DEDUCTIONS                                                                        43
    CONTRACT FEE                                                                                       44
    OPTIONAL RIDER CHARGES                                                                             44
    PREMIUM TAXES                                                                                      45
    SURRENDER CHARGE                                                                                   46
    WAIVER OF SURRENDER CHARGE( AND ADDITIONAL AMOUNTS CREDITED                                        50
    TRANSFER CHARGE                                                                                    51
    WITHDRAWAL ADJUSTMENT CHARGE                                                                       51
GUARANTEE PERIOD ACCOUNTS                                                                              53
FEDERAL TAX CONSIDERATIONS                                                                             56
    GENERAL                                                                                            56
    QUALIFIED AND NON-QUALIFIED CONTRACTS                                                              57
    TAXATION OF THE CONTRACT                                                                           57
    TAX WITHHOLDING                                                                                    61
    PROVISIONS APPLICABLE ONLY  TO TAX QUALIFIED PLANS                                                 61
STATEMENTS AND REPORTS                                                                                 62
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS                                                      63
CHANGES TO COMPLY WITH LAW AND AMENDMENTS                                                              64
VOTING RIGHTS                                                                                          64
DISTRIBUTION                                                                                           64
LEGAL MATTERS                                                                                          65

FURTHER INFORMATION                                                                                    65
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT                                                A-1
APPENDIX B -- OPTIONAL ENHANCED DEATH BENEFIT RIDERS                                                  B-1
APPENDIX C -- OPTIONAL ENHANCED EARNINGS RIDER                                                        C-1
APPENDIX D -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT                                       D-1
APPENDIX E -- CONDENSED FINANCIAL INFORMATION                                                         E-1
APPENDIX F -- EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS -- AFLIAC CONTRACTS ONLY  F-1
APPENDIX G -- EXAMPLES OF PRESENT VALUE WITHDRAWALS - FAFLIC CONTRACTS ONLY                           G-1

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY                                                                         3
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY                                          4
SERVICES                                                                                                4
UNDERWRITERS                                                                                            5
ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION                                              5
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM                                             6
DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP)
RIDER (AFLIAC CONTRACTS ONLY)                                                                           7
PERFORMANCE INFORMATION                                                                                 9
TAX-DEFERRED ACCUMULATION                                                                              18
FINANCIAL STATEMENTS                                                                                  F-1

                                  SPECIAL TERMS

ACCUMULATED VALUE: the total dollar amount of all values in the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts credited to the Contract on any day before the Annuity Date. The Accumulated Value includes all Payment Credits applied to the Contract.

ACCUMULATION UNIT: a measure used to calculate the value of a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract whose life is used to determine the duration of annuity benefit payments involving a life contingency. Joint Annuitants are permitted and, unless otherwise indicated, any reference to Annuitant shall include Joint Annuitants.

ANNUITY BENEFIT PAYMENT CHANGE FREQUENCY: the frequency (monthly, quarterly, semi-annually or annually) that changes due to investment performance will be reflected in the dollar value of an annuity benefit payment under a variable annuity payout option.

ANNUITY DATE: the date specified in the Contract or a date elected later by the Owner to begin annuity benefit payments. For Contracts issued by Allmerica Financial Life Insurance and Annuity Company, this date must be at least two years after the issue date and may not be later than the Owner's (or youngest Joint Owner's) 99th birthday. For Contracts issued by First Allmerica Financial Life Insurance Company, this date must be at least one year after the issue date and may not be later than the oldest Owner's 90th birthday.

ANNUITY UNIT: a measure used to calculate annuity benefit payments under a variable payout option.

ANNUITY VALUE: the value of the amount applied under an annuity payout option.

COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") for Contracts issued in all jurisdictions except New York and to First Allmerica Financial Life Insurance Company ("First Allmerica") for Contracts issued in New York.

CONTRACT YEAR: a period of twelve consecutive months starting on the Contract's Issue Date or on any anniversary of the Issue Date.

CUMULATIVE EARNINGS: the Accumulated Value reduced by total payments not previously withdrawn.

FIXED ACCOUNT: an investment option under the Contract that guarantees principal and a fixed minimum interest rate and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT: an annuity payout option with annuity benefit payments that are fixed in amount and guaranteed throughout the annuity benefit payment period.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GROSS PAYMENT BASE: the total of all payments invested in the Contract, less any withdrawals which exceed the Withdrawal Without Surrender Charge amount.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account that corresponds to a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

ISSUE DATE: the date the Contract is issued and the date that is used to determine Contract days, Contract months, Contract years and Contract anniversaries.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (YOU): the person, persons (Joint Owners) or entity entitled to exercise the rights and privileges under this Contract. Unless otherwise indicated, any reference to Owner shall include Joint Owners.

PAYMENT CREDIT: an amount added to the Contract by the Company when a payment is made to the Contract. The amount will be a specified percentage of the payment.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a corresponding Underlying Portfolio.

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any applicable Contract fee, surrender charge, rider charge and Market Value Adjustment.


UNDERLYING PORTFOLIOS (PORTFOLIOS): an investment portfolio of AIM Variable Insurance Funds ("AIM"), The Alger American Fund ("Alger"), Credit Suisse Trust, Dreyfus Investment Portfolios ("Dreyfus IP"), The Dreyfus Socially Responsible Growth Fund, Inc. (the "Dreyfus Socially Responsible Growth Fund, Inc."), Scudder Variable Series I ("SVS I"), or Scudder Variable Series II ("SVS II"), in which a Sub-Account invests.


VALUATION DATE: a day on which the unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Portfolio's portfolio securities such that the current unit value of the Sub-Accounts may be affected materially.

VARIABLE ACCOUNT: Separate Account KG, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company and the assets are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity payout option providing for payments varying in amount in accordance with the investment experience of certain of the Underlying Portfolios.

                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will incur directly or indirectly under the Scudder Gateway Plus Contract. The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. The purpose of the tables is to help you understand these various charges.

                                     TABLE I
                           OWNER TRANSACTION EXPENSES

TABLE I DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT AND WHEN YOU TRANSFER VALUES AMONG THE INVESTMENT OPTIONS. (NOTE: THE COMPANY DOES NOT CHARGE A TRANSACTION CHARGE WHEN YOU PURCHASE THE CONTRACT AND DOES NOT CURRENTLY CHARGE WHEN YOU TRANSFER AMONG INVESTMENT OPTIONS.) STATE PREMIUM TAXES ARE APPLICABLE IN SOME STATES AND ARE DEDUCTED AS DESCRIBED IN "PREMIUM TAXES" UNDER CHARGES AND DEDUCTIONS.

                                                                         MAXIMUM
                                                                         CHARGE
SURRENDER CHARGE(1):
(as a percentage of payments withdrawn)                                   8.5%

TRANSFER CHARGE:                                                         None(2)

(1) During the accumulation phase, this charge may be assessed upon surrender, withdrawal or reversal of annuitization. The charge is a percentage ranging from 8.5% to 1.5% of payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period.

                   COMPLETE YEARS FROM DATE OF
                             PAYMENT                            CHARGE
                             -------                            ------
                           Less than 4                           8.5%
                           Less than 5                           7.5%
                           Less than 6                           6.5%
                           Less than 7                           5.5%
                           Less than 8                           3.5%
                           Less than 9                           1.5%
                            Thereafter                             0

(2) The Company currently does not charge for processing transfers and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

                                    TABLE II
       PERIODIC FEES AND EXPENSES OTHER THAN UNDERLYING PORTFOLIO EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE FEES AND EXPENSES OF EACH UNDERLYING PORTFOLIO.

                                                                                 NEW YORK         OTHER
                                                                                 CONTRACTS      CONTRACTS
                                                                                ----------     -----------
ANNUAL CONTRACT FEE:                                                            $       30     $        35

ANNUAL VARIABLE SUB-ACCOUNT EXPENSES:
(on an annual basis as a percentage of average daily net assets)
Mortality and Expense Risk Charge:                                                    1.40%           1.25%
Administrative Expense Charge                                                         0.15%           0.15%
Total Annual Expenses:                                                                1.55%           1.40%

OPTIONAL RIDER CHARGES (THE FOLLOWING OPTIONAL RIDERS ARE NOT AVAILABLE IN NEW
YORK):

The charge for these riders on an annual basis as a percentage of Accumulated Value is:

ENHANCED EARNINGS RIDER (EER) RIDER                                                                   0.30%

ENHANCED DEATH BENEFIT (EDB) RIDERS

 Annual Step-Up Enhanced Death Benefit (EDB) Rider (Form 3265-99):                                    0.15%
 Annual Step-Up EDB Rider (Form 3309-02)(2)                                                           0.25%
 7% Roll-Up EDB Rider (Form 3266-99 or Form 3303-01)                                                  0.30%
 Annual Step-Up with 7% Roll-Up EDB Rider (Form 3264-99 or Form 3304-01                               0.35%
 Annual Step-Up with 5% Roll-Up EDB Rider (ONLY AVAILABLE IN TEXAS-                                   0.35%
  either form 3311-02(2) or Form 3305-01.1
 10% Breakthrough with 5% Roll-Up EDB Rider (Form 3317-02)(2)                                         0.40%
 Annual Step-Up with 7% Roll-Up EDB Rider (Form 3313-02)(2)                                           0.50%

MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDERS(3)
 M-GAP Rider with a 15-year waiting period                                                            0.20%
 M-GAP Rider with a 10- year waiting period                                                           0.35%

WITHDRAWAL ADJUSTMENT CHARGE(4) -- The AIR or interest rate used to determine annuity benefit payments when a withdrawal is taken after annuitization but within 5 years of the Issue Date is increased by one of the following adjustments:

                                                                                 NEW YORK         OTHER
                                                                                 CONTRACTS      CONTRACTS
                                                                               ------------    ------------
ADJUSTMENT TO AIR OR INTEREST RATE:
 If 15 or more years of annuity payments are being valued, the increase is:         1.00%          1.00%
 If 10-14 years of annuity payments are being valued, the increase is:              1.00%          1.50%
 If less than 10 years of annuity payments is being valued, the increase is:        1.00%          2.50%

(1) During the accumulation phase, the fee is deducted annually and upon surrender when Accumulated Value is less than $75,000. The fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The fee may be lower in some jurisdictions; see the Specification Page of your contract.

(2) Total rider charges will be reduced by 0.5% if both the Enhanced Earnings Rider and this Enhanced Death Benefit Rider are in effect simultaneously.

(3) M-GAP riders were not offered after 1/31/02. For more information about the M-GAP Rider, see "DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER" in the Statement of Additional Information.

(4) During the Annuity Payout Phase and subject to certain limitations, you may request withdrawals that will result in a calculation by the Company of the Present Value of future annuity payments. For withdrawals taken within 5 years of the Issue Date, the Assumed Investment Return ("AIR") you have chosen (in the case of a variable annuity payout option) or the interest rate (in the case of a fixed annuity payout option) used to determine the Present Value is increased by the applicable Withdrawal Adjustment Charge shown above in the table. The increase to the AIR or the interest rate used to determine the Present Value results in a greater proportionate reduction in the number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option), than if the increase had not been made. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments. See "VARIABLE ANNUITY BENEFIT PAYMENTS" and "WITHDRAWALS AFTER THE ANNUITY DATE" under ANNUITIZATION -- THE PAYOUT PHASE for additional information.

                                    TABLE III
          TOTAL ANNUAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS

TABLE III SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIO COMPANIES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING PORTFOLIOS' FEES AND EXPENSES, INCLUDING INFORMATION ABOUT ANY EXPENSE CAPS OR REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS FOR THE UNDERLYING PORTFOLIOS.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                    MINIMUM                           MAXIMUM
-----------------------------------------                    -------                           -------
Expenses that are deducted from Underlying          Annual charge of 0.29%(1) of      Annual charge of 1.69%(2) of
 Portfolio assets, including management fees,         average daily net assets          average daily net assets
 distribution and/or service (12b-1) fees and
 other expenses.



(1) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: SVS MFS Strategic Value (1.15%), SVS Invesco Dynamic Growth (1.30%), SVS Turner Mid Cap Growth (1.30%), SVS Oak Strategic Equity (1.15%), SVS Davis Venture Value (1.15%), SVS Dreman High Return Equity (0.87%), SVS Dreman Financial Services (0.99%), SVS Janus Growth Opportunities (0.95%), SVS Janus Growth And Income (0.95%), Scudder Aggressive Growth (0.95%), Scudder Technology Growth (0.95%), Scudder Large Cap Value (0.80%), SVS Dreman Small Cap Value (0.84%), Scudder Fixed Income (0.80%), Scudder Blue Chip (0.95%), SVS Index 500 (0.377%) and Scudder Global Blue Chip (1.56%).

     Management fees have been restated to reflect the new fee schedule effective October 1, 2004.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Actual expenses reflecting these waivers and/or reimbursements were 1.40% for both the Emerging Markets Portfolio and the Global Small Cap Portfolio. Waivers and/or reimbursements may be discontinued at any time.

Total annual expenses are not fixed or specified under the terms of the Contract and will vary from year to year. The information below is based on expenses as a percentage of average net assets for the year ended December 31, 2004, as adjusted for any material changes. The Underlying Portfolio information is based on information provided by the Underlying Portfolio and is not independently verified by the Company.

EXAMPLES
THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING PORTFOLIO FEES AND EXPENSES. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONTRACTS ISSUED IN ALL STATES EXCEPT NEW YORK (AFLIAC CONTRACTS)

MAXIMUM EXPENSE EXAMPLE
The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example assumes that you have chosen the combination of optional riders with the maximum possible charges, which would be the Enhanced Earnings Rider at 0.30% and the Annual Step-Up with 7% Roll-Up EDB Rider (Form 3313-02) at 0.50% (for a combined charge of 0.75% with the 0.05% discount). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender your Contract at the end of the applicable time period:


                                               1 YEAR     3 YEARS    5 YEARS  10 YEARS
                                              --------   ---------   -------  --------
        Portfolio with the maximum total
        operating expenses                    $  1,186   $   2,058   $ 2,853  $  4,400


(2) If you do NOT surrender your Contract or you annuitize at the end of the applicable time period


                                               1 YEAR     3 YEARS    5 YEARS  10 YEARS
                                              --------   ---------   -------  --------
        Portfolio with the maximum total
        operating expenses                    $    421   $   1,276   $ 2,147  $  4,400


MINIMUM EXPENSE EXAMPLE
The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender your Contract at the of the applicable time period:


                                               1 YEAR     3 YEARS    5 YEARS  10 YEARS
                                              --------   ---------   -------  --------
        Portfolio with the minimum total
        operating expenses                    $    983   $   1,456   $ 1,807  $  2,289


(2) If you do NOT surrender your Contract or you annuitize at the end of the applicable time period:


                                               1 YEAR     3 YEARS    5 YEARS  10 YEARS
                                              --------   ---------   -------  --------
        Portfolio with the minimum total
        operating expenses                    $    199   $     614   $ 1,057  $  2,289

CONTRACTS ISSUED IN NEW YORK  (FAFLIC CONTRACTS)

MAXIMUM EXPENSE EXAMPLE
The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender your Contract at the of the applicable time period:


                                               1 YEAR     3 YEARS    5 YEARS  10 YEARS
                                              --------   ---------   -------  --------
        Portfolio with the maximum total
        operating expenses                    $  1,054   $   1,737   $ 2,350  $  3,439


(2) If you do NOT surrender your Contract or you annuitize at the end of the applicable time period:


                                               1 YEAR     3 YEARS    5 YEARS  10 YEARS
                                              --------   ---------   -------  --------
        Portfolio with the maximum total
        operating expenses                    $    316   $     966   $ 1,640  $  3,439


MINIMUM EXPENSE EXAMPLE
The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender your Contract at the end of the applicable time period:


                                               1 YEAR     3 YEARS    5 YEARS  10 YEARS
                                              --------   ---------   -------  --------
        Portfolio with the minimum total
        operating expenses                    $    926   $   1,354   $ 1,689  $  2,041


(2) If you do not surrender your Contract or you annuitize at the end of the applicable time period:


                                               1 YEAR     3 YEARS    5 YEARS  10 YEARS
                                              --------   ---------   -------  --------
        Portfolio with the minimum total
        operating expenses                    $    176   $     545   $   939  $  2,041

                          SUMMARY OF CONTRACT FEATURES

WHAT IS THE SCUDDER GATEWAY PLUS VARIABLE ANNUITY?

The Scudder Gateway Plus variable annuity contract or certificate ("Contract") is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract in most jurisdictions include:

     -    a customized investment portfolio;


     - 1 AIM V.I., Portfolio, 2 Alger Portfolios, 2 Credit Suisse Trust Portfolios; 1 Dreyfus Investment Portfolio, 1 Dreyfus Socially Responsible Growth Fund, Inc. Portfolio, and 29 Scudder Portfolios;


     -    a Fixed Account;

     -    Guarantee Period Accounts;

     - a Payment Credit equal to 4% of your payment, added to the Contract's Accumulated Value as soon as your payment is applied;

     -    Experienced professional investment advisers;

     -    tax deferral on earnings;

     -    guarantees that can protect your family;

     -    withdrawals during the accumulation and annuitization phases; and

     -    income that you can receive for life.

WHAT HAPPENS IN THE ACCUMULATION PHASE?

The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase (described below). During the accumulation phase, you may allocate any payment to the combination of portfolios of securities ("Underlying Portfolios") under your Contract and, in most jursidictions, to the Guarantee Period Accounts and to the Fixed Account (collectively the "investment options"). You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Underlying Portfolios and any accumulations in the Guarantee Period Accounts and the Fixed Account. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of your death. See discussion below:
WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?

WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?

If you or a Joint Owner die before the Annuity Date and you did not elect an Enhanced Death Benefit Rider at issue, a standard death benefit will be paid to the beneficiary. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE. (No death benefit is payable at the death of any Annuitant except when the Owner is not a natural person.) For a discussion of the available Enhanced Death Benefit Riders, see APPENDIX B - OPTIONAL ENHANCED DEATH BENEFIT RIDERS. In addition, if you elected the optional Enhanced Earnings Rider at issue, additional amounts may be payable to your beneficiary. For a detailed discussion of the benefits under the Enhanced Earnings Rider, see APPENDIX C - OPTIONAL ENHANCED EARNINGS RIDER.

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, you, or the payee you designate, can receive income based on one of the numerous annuity payout options available under the Contract. You choose:

     -    the annuity payout option;

     - the date annuity benefit payments begin but no earlier than two years after the Issue Date in all jurisdictions except New York where payments may begin one year after purchasing the Contract; and

     - whether you want variable annuity benefit payments based on the investment performance of the Underlying Portfolios, fixed-amount annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed-amount and variable annuity benefit payments.

     -    whether you want certain protections provided under optional riders.

Under certain annuity payout options, you may also take withdrawals during the annuity payout phase. The type of withdrawal and the number of withdrawals that may be available each calendar year will differ depending upon whether the Owner annuitizes under an annuity payout option with payments based on the life of one or more Annuitants with no guaranteed payments (a "Life" annuity payout option), under a life annuity payout option that in part provides for a guaranteed number of payments (a "Life With Period Certain" or "Life With Cash Back" annuity payout option), or an annuity payout option based on a guaranteed number of payments (a "Period Certain" annuity payout option). For more information, see "WITHDRAWALS AFTER THE ANNUITY DATE" under ANNUITIZATION -- THE PAYOUT PHASE.
In addition, if you choose a variable payout option, you may transfer among the available Sub-Accounts.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner"), and us, Allmerica Financial Life Insurance and Annuity Company (under Contracts issued in all jurisdictions except New York) and First Allmerica Financial Life Insurance Company (under New York Contracts.) Each Contract has an Owner (or an Owner and a Joint Owner), an Annuitant (or an Annuitant and a Joint Annuitant) and one or more beneficiaries. As Owner, you may:

     -    make payments

     -    choose investment allocations

     -    choose annuity payout options

     - receive annuity benefit payments (or designate someone else to receive annuity benefit payments)

     -    select the Annuitant and beneficiary.

The Annuitant is the person whose life is used to determine the duration of annuity benefit payments involving a life contingency. There must be at least one Annuitant at all times. If an Annuitant dies and a replacement is not named, the Owner will become the new Annuitant. The beneficiary is the person(s) or entity entitled to the death benefit at the death of a sole Owner prior to the Annuity Date. In the case of the death of a Joint Owner, the surviving Joint Owner will receive the death benefit. Under certain circumstances, the beneficiary may be entitled to annuity benefit payments upon the death of an Owner on or after the Annuity Date.

HOW MUCH CAN I INVEST AND HOW OFTEN?

During the Accumulation Phase, you may make additional payments. Total payments under the Contract can exceed $5,000,000 only with the Company's prior approval. The number and frequency of your payments are flexible, subject only to a $5,000 minimum for your initial payment and a $100 minimum for any additional payments. A lower initial payment may be permitted where monthly payments are being forwarded directly from a financial institution. A minimum of $1,000 is always required to establish a Guarantee Period Account.

Each time you make a payment, you will immediately receive a Payment Credit equal to 4% of your payment. This Payment Credit will be immediately invested along with your payment. However, if you cancel the Contract under its "Right to Examine" provision, your refund will be reduced by the amount of the Payment Credit. For more information, see "RIGHT TO CANCEL" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

WHAT ARE MY INVESTMENT CHOICES?

You may choose among the Sub-Accounts investing in the Underlying Portfolios, the Guarantee Period Accounts, and the Fixed Account. Each Underlying Portfolio operates pursuant to different investment objectives, and this range of investment options enables you to allocate your money among the Underlying Portfolios to meet your particular investment needs. For a more detailed description of the Underlying Portfolios, see INVESTMENT OBJECTIVES AND POLICIES.

Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account (except in California where assets are held in the Company's General Account). Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period.

If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity payout option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the value. However, this adjustment will never be applied against your principal. In addition, earnings in the GPA AFTER application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see GUARANTEE PERIOD ACCOUNTS.

THE GUARANTEE PERIOD ACCOUNTS ARE NOT AVAILABLE IN ALL STATES AND ARE NOT OFFERED AFTER ANNUITIZATION. SOME OF THE SUB-ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. The initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account, see APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

CAN I MAKE TRANSFERS AMONG THE INVESTMENT OPTIONS?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Underlying Portfolios, the Guarantee Period Accounts, and the Fixed Account. On and after the Annuity Date, if you have elected a variable option, you may transfer only among the Sub-Accounts. You will incur no current taxes on transfers while your money remains in the Contract. See "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE and "TRANSFERS OF ANNUITY UNITS" under ANNUITIZATION -- THE PAY-OUT PHASE.

The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25.

If you authorize automatic periodic transfers (under an Asset Allocation Model Reallocation program, Automatic Transfers program (Dollar Cost Averaging) or Automatic Account Rebalancing program), the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

WHAT IF I NEED MY MONEY BEFORE THE ANNUITY PAYOUT PHASE BEGINS?

Before the annuity payout phase begins, you may surrender your Contract or make withdrawals at any time. A 10% tax penalty may apply on all amounts deemed to be earnings if you are under age 59 1/2. Each calendar year, you can withdraw without a surrender charge the Withdrawal Without Surrender Charge Amount. The Withdrawal Without Surrender Charge Amount in each calendar year will be the greater of:

(1)  100% of Cumulative Earnings (excluding Payment Credits); or

(2) 15% of the Gross Payment Base. When the first withdrawal is taken, the Gross Payment Base is equal to total payments made to the Contract. When subsequent withdrawals are taken, the Gross Payment Base reduces.

For a detailed discussion of how the Withdrawal Without Surrender Charge Amount is calculated, please see CHARGES AND DEDUCTIONS, "SURRENDER CHARGE."

Each calendar year, the Owner of a qualified Contract or a Contract issued under a Section 457 Deferred Compensation Plan may take without a surrender charge the Withdrawal Without Surrender Charge Amount described above or, if greater, an amount calculated by the Company based on his or her life expectancy

In addition, WHERE PERMITTED BY LAW, the Company will waive surrender charges if, after the Contract is issued:

     -    you become disabled before you attain age 65; or

     - you are diagnosed with a fatal illness or are confined in a medical care facility for the later of 90 consecutive days or one year after the Issue Date.

Additional amounts may be withdrawn at any time. However, the withdrawal of payments that have not been invested in the Contract for more than nine years may be subject to a surrender charge. A Market Value Adjustment will apply to withdrawals from a Guarantee Period Account prior to the expiration of the Guarantee Period.

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be cancelled. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision on the cover of your Contract.

If you cancel the Contract, you will receive the Contract's Accumulated Value adjusted for any Market Value Adjustment for amounts allocated to a Guarantee Period Account, plus any fees or charges that may have been deducted, less the Payment Credit(s). However, if required in your state or if the Contract was issued as an Individual Retirement Annuity (IRA), you will generally receive a refund of your gross payment(s). In certain jurisdictions this refund may be the greater of (1) your gross payment(s) or (2) the Accumulated Value adjusted for any Market Value Adjustment, less any Payment Credit(s), plus any fees or charges previously deducted. See "RIGHT TO CANCEL" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

Each time you make a payment, you will receive a Payment Credit equal to 4% of the payment. The Payment Credit will be immediately invested along with your payment. However, if you cancel the Contract under its "Right to Examine" provision, your refund will be reduced by the amount of the Payment Credit(s). If the "Right to Examine" provision in your state provides that you will receive the Accumulated Value of the Contract (adjusted as described above), this means that you receive any gains and bear any losses attributable to the Payment Credit. For more information, see "RIGHT TO CANCEL" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

     -    You can make several changes after receiving your Contract:

     - You may assign your ownership to someone else, except under certain qualified plans.

     - You may change the beneficiary, unless you have designated an irrevocable beneficiary.

     -    You may change your allocation of payments.

     - You may make transfers among the Sub-Accounts without any tax consequences.

     - You may cancel your Contract within ten days of delivery (or longer if required by state law).

               DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS
                          AND THE UNDERLYING PORTFOLIOS

THE COMPANIES. First Allmerica Financial Life Insurance Company ("First Allmerica"), originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, Allmerica Financial was a direct subsidiary of First Allmerica, which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct subsidiary of AFC, and First Allmerica became a direct subsidiary of Allmerica Financial. The principal office of the Companies is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").


The Companies are subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Companies are subject to the insurance laws and regulations of other states and jurisdictions in which they are licensed to operate. As of December 31, 2004, Allmerica Financial and its subsidiaries had over $17.1 billion in combined assets and over $23.5 billion of life insurance in force, and First Allmerica had over $4.2 billion in assets and over $5.2 billion of life insurance in force.


THE VARIABLE ACCOUNT. Each Company maintains a separate account called Separate Account KG (the "Variable Account"). The Variable Account of each Company was authorized by vote of its Board of Directors on June 13, 1996. Each Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act"). This registration does not involve the supervision or management of investment practices or policies of the Variable Accounts by the SEC.

The Variable Account is a separate investment account of the Company. The assets used to fund the variable portions of the Contract are set aside in Sub-Accounts kept separate from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains, or capital losses of the Company. Obligations under the Contracts are obligations of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the Sub-Accounts. The Company also offers other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition, the Variable Account may invest in other underlying portfolios, which are not available to the Contracts described in this Prospectus.

UNDERLYING PORTFOLIOS. Each Sub-Account invests in a corresponding investment portfolio ("Underlying Portfolio") of an open-end management investment company. The Underlying Portfolios available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Underlying Portfolios may manage publicly traded mutual funds with similar names and objectives. However, the Underlying Portfolios are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Underlying Portfolios and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Underlying Portfolios is set forth below. Certain Underlying Portfolios have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Underlying Portfolios, along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Portfolios can be achieved. In some states, insurance regulations may restrict the availability of particular Portfolios.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING PORTFOLIOS AND OTHER RELEVANT INFORMATION REGARDING THE PORTFOLIOS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Portfolios is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING PORTFOLIOS, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS. PLEASE READ THEM CAREFULLY BEFORE INVESTING. Also, the Statements of Additional Information ("SAI") for the Underlying Portfolios are available upon request.

There can be no assurance that the investment objectives of the Underlying Portfolios can be achieved or that the value of the Contract will equal or exceed the aggregate amount of payments made under the Contract. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level.

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES
ADVISER: A I M ADVISORS, INC.


AIM V.I. UTILITIES FUND -- seeks capital growth. It also seeks current income. The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in utilities-related industries. These include, but are not limited to companies that produce, generate, transmit, or distribute natural gas or electricity, as well as in companies that provide telecommunications services, including local, long distance and wireless, and excluding broadcasting, among others. This Fund was formerly known as INVESCO VIF Utilities Fund.

THE ALGER AMERICAN FUND (CLASS O)
ADVISER: FRED ALGER MANAGEMENT, INC.

ALGER AMERICAN BALANCED PORTFOLIO -- seeks current income and long-term capital appreciation. The Portfolio focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation. Under normal circumstances, the Portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds rated within the 4 highest rating categories by an established rating agency or if not rated, which are determined by the Manager to be of comparable quality. Ordinarily, at least 25% of the Portfolio's net assets are invested in fixed-income securities.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO -- seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

CREDIT SUISSE TRUST
ADVISER:  CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE TRUST EMERGING MARKETS PORTFOLIO -- seeks long-term growth of capital. To pursue this goal, it invests in equity securities of companies located in or conducting a majority of their business in emerging markets. The sub-adviser is Credit Suisse Asset Management Limited ("CASM U.K." and "CSAM Australia," respectively).

CREDIT SUISSE TRUST GLOBAL SMALL CAP PORTFOLIO -- seeks long-term growth of capital. To pursue this goal, it invests in equity securities of small companies from at least three countries, including the U.S. The sub-advisers are Credit Suisse Asset Management Limited ("CASM U.K." and "CSAM Australia") and CSAM's affiliate in Japan, respectively). This Portfolio was formerly known as Credit Suisse Trust Global Post-Venture Capital Portfolio.


DREYFUS INVESTMENT PORTFOLIOS
ADVISER: THE DREYFUS CORPORATION


DREYFUS IP MIDCAP STOCK PORTFOLIO -- seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400(R) Index. To pursue this goal the portfolio normally invests at least 80% of its assets in stocks of mid-size companies. The portfolio invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P 400 is a primary goal of the investment process.


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
ADVISER: THE DREYFUS CORPORATION


DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. -- seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund, under normal circumstances, invests at least 80% of its assets in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.


SCUDDER VARIABLE SERIES I
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.


SCUDDER CAPITAL GROWTH PORTFOLIO -- seeks to maximize long-term capital growth through a broad and flexible investment program. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index or the Russell 1000 Growth Index.

SCUDDER GLOBAL DISCOVERY PORTFOLIO -- seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index).

SCUDDER GROWTH AND INCOME PORTFOLIO -- seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies.

SCUDDER HEALTH SCIENCES PORTFOLIO -- Under normal circumstances, the portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector.

SCUDDER INTERNATIONAL PORTFOLIO -- seeks long term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. Deutsche Asset Management Services Ltd. is the subadvisor for the portfolio.

SCUDDER VARIABLE SERIES II
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

SCUDDER AGGRESSIVE GROWTH PORTFOLIO -- seeks capital appreciation through the use of aggressive investment techniques. The portfolio normally invests at least 65% of total assets in equities -- mainly common stock -- of U.S. companies.

SCUDDER BLUE CHIP PORTFOLIO -- seeks growth of capital and income. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are "blue chip" companies.


SCUDDER LARGE CAP VALUE PORTFOLIO -- seeks to achieve a high rate of total return. Under normal circumstances, the portfolio normally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index and that the portfolio managers believe are undervalued.

SCUDDER FIXED INCOME PORTFOLIO -- seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, determined at the time of purchase, in fixed income securities.


SCUDDER GLOBAL BLUE CHIP PORTFOLIO -- seeks long-term capital growth. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio managers believe are "blue chip" companies.

SCUDDER GOVERNMENT & AGENCY SECURITIES PORTFOLIO -- seeks high current income consistent with preservation of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities.


SCUDDER HIGH INCOME PORTFOLIO -- seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. Grade BB/Ba and below). The portfolio may invest up to 50% of total assets in bonds denominated in U.S. dollars or foreign currencies from foreign issuers.

SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO -- seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. Deutsche Asset Management Investment Services Ltd. is the subadvisor for the portfolio.

SCUDDER MONEY MARKET PORTFOLIO -- seeks maximum current income to the extent consistent with stability of principal. The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements that are backed by high quality securities.

SCUDDER STRATEGIC INCOME PORTFOLIO -- seeks high return. The portfolio invests mainly in bonds issued by U.S. and foreign corporations and governments. The portfolio may invest up to 50% of total assets in foreign bonds, including emerging markets issuers. Deutsche Asset Management Investment Services Ltd. is the subadvisor for the portfolio.


SCUDDER SMALL CAP GROWTH PORTFOLIO -- seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index.

SCUDDER TECHNOLOGY GROWTH PORTFOLIO -- seeks growth of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector.


SCUDDER TOTAL RETURN PORTFOLIO -- seeks a high total return, a combination of income and capital appreciation. The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds. The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds, and mortgage- and asset-backed securities. Deutsche Asset Management Investment Services Ltd. is the subadvisor for the portfolio.


SVS DAVIS VENTURE VALUE PORTFOLIO -- seeks growth of capital. The portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The sub-adviser is Davis Selected Advisors, L.P.

SVS DREMAN FINANCIAL SERVICES PORTFOLIO -- seeks to provide long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. The sub-adviser is Dreman Value Management L.L.C.

SVS DREMAN HIGH RETURN EQUITY PORTFOLIO -- seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are undervalued. The sub-adviser is Dreman Value Management L.L.C.

SVS DREMAN SMALL CAP VALUE PORTFOLIO -- seeks long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index. The sub-adviser is Dreman Value Management L.L.C.

SVS INDEX 500 PORTFOLIO* -- seeks returns that, before expenses, correspond to the total return of U.S. common stocks as represented by the Standard & Poor's 500 Index. The portfolio seeks to match, as closely as possible before expenses, the performance of the S&P 500 Index, which emphasizes stocks and securities of large U.S. companies. It does this by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks and securities included in the S&P 500 Index. The sub-adviser is Northern Trust Investments, Inc.


SVS INVESCO DYNAMIC GROWTH PORTFOLIO -- The portfolio seeks long-term capital growth. The portfolio normally invests at least 65% of its net assets in common stocks of mid-size companies. The portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The sub-adviser is INVESCO.

SVS JANUS GROWTH AND INCOME PORTFOLIO -- seeks long-term capital growth and current income. The portfolio may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential. The sub-adviser is Janus Capital Management LLC.

SVS JANUS GROWTH OPPORTUNITIES PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital. The portfolio invests primarily in equity securities selected for their growth potential. The sub-adviser is Janus Capital Management LLC.

SVS MFS STRATEGIC VALUE PORTFOLIO -- seeks to provide capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the manager believes are undervalued in the market relative to their long term potential. The sub-adviser is Massachusetts Financial Services Company.

SVS OAK STRATEGIC EQUITY PORTFOLIO -- seeks long-term growth of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion). The sub-adviser is Oak Associates, Ltd.

SVS TURNER MID CAP GROWTH PORTFOLIO -- seeks capital appreciation. The portfolio pursues its objective by investing in common stocks and other equity securities of U.S. companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. capital appreciation. The sub-adviser is Turner Investment Partners, Inc.

* "Standard & Poor's(R)," "S&P(R)" "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Investment Management Americas Inc. The SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. Additional information may be found in the fund's Statement of Additional Information.

Certain Underlying Portfolios have investment objectives and/or policies similar to those of other Underlying Portfolios. To choose the Sub-Accounts which best meet individual needs and objectives, carefully read the Underlying Portfolio prospectuses. In some states, insurance regulations may restrict the availability of particular Sub-Accounts.

If there is a material change in the investment policy of a Sub-Account or the Underlying Portfolio in which it invests, the Owner will be notified of the change. If the Owner has values allocated to that Sub-Account, the Company will transfer it without charge on written request by the Owner to another Sub-Account or to the Fixed Account. The Company must receive such written request within 60 days of the later of (1) the effective date of the change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                             PERFORMANCE INFORMATION

This Contract was first offered to the public in October 1999. However, in order to help people understand how investment performance can affect money invested in the Sub-Accounts, the Company may advertise total return and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Portfolios have been in existence. Performance tables are included in the Statement of Additional Information.

The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage. The "average annual total return" represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Scudder Money Market Portfolio refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Portfolio other than the Scudder Money Market Portfolio refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period.

The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING PORTFOLIO IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to:

(1) the Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

(3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

              DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE

As of the date of this Prospectus, the Company has ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs. References to issue requirements and initial payments are included as information regarding general Company procedures. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Owners.


DISRUPTIVE TRADING

This Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners.

In order to protect our Contract Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

     -    the number of transfers made over a period of time;
     -    the length of time between transfers;
     - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;
     -    the dollar amount(s) requested for transfers; and
     - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and
     -    the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from sub-account to sub-account. The Disruptive Trading Procedures limit the number of transfers a Contract Owner may make during a given period, limit the number of times a Contract Owner may transfer into particular funds during a given period, and place restrictions as to the time and means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. Subject to the terms of the Contract, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Underlying Funds.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Contract Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


PAYMENTS

The latest Issue Date is the day prior to the 86th birthday of the oldest Owner or, if the Owner is not a natural person, the oldest Annuitant. The Company will issue a Contract when its underwriting requirements are met. These requirements include receipt of the initial payment and allocation instructions by the Company at its Principal Office and may include the proper completion of an application; however, where permitted by law, the Company may issue a Contract without completion of an application. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements. The Company reserves the right to reject an application or request to issue a Contract. Any such rejection will not discriminate unfairly among purchasers. (Note: Throughout this Prospectus, the terms "payment(s)" and "gross payment(s)" refer solely to monies the Owner submits to the Company to be applied to the Contract. These terms do not include any Payment Credits allocated to the Contract by the Company. )

Payments may be made to the Contract at any time prior to the Annuity Date, or prior to the death of an Owner, subject to certain minimums:

     - Currently the initial payment must be at least $5,000 ($2,000 for IRA's). A lower minimum amount may be permitted if monthly automatic payments are being forwarded directly from a financial institution.

     -    Each subsequent payment must be at least $100.

     - The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Scudder Money Market Portfolio.

Payments are to be made payable to the Company. The Company may reduce a payment by any applicable premium tax before applying it to the Contract. The initial net payment is credited to the Contract and allocated among the requested investment options as of the date that all issue requirements are properly met. The allocation instructions for the initial net payment will serve as the allocation instructions for all future payments unless changed.

You also have the option of specifying how a specific payment should be allocated. This will not change the allocation instructions for any subsequent payment.

For a discussion of future payments to an Automatic Transfer Program (Dollar Cost Averaging), please see "Automatic Transfers (Dollar Cost Averaging)" below.

PAYMENT CREDITS

A Payment Credit will be added to the Contract's Accumulated Value each time a payment is made. The Payment Credit is funded from the Company's General Account and is currently equal to 4% of each payment received. The Company guarantees that the Payment Credit will never be less than 4%. Payment Credits are not considered to be "investment in the contract" for income tax purposes. See FEDERAL TAX CONSIDERATIONS.

Each Payment Credit is immediately allocated among the investment options in the same proportion as the applicable payment. However, if you cancel the Contract under its "Right to Examine" provision, the amount refunded to you will be reduced by the amount of the Payment Credit(s). If the applicable "Right to Examine" provision in your state provides that you will receive the adjusted Accumulated Value of the Contract, this means that you receive any gains and bear any losses attributable to the Payment Credit. For more information, see "RIGHT TO CANCEL," below.

The Company uses a portion of the mortality and expense risk charge and surrender charge to help recover the expenses associated with the Payment Credit under this Contract. See CHARGES AND DEDUCTIONS. Under certain circumstances (such as a period of poor market performance) a contract without a Payment Credit (or a bonus) may provide greater values than this Contract, which contains the Payment Credit. In addition, due to the generally larger surrender charge for a contract with a Payment Credit, an annuity contract without a Payment Credit may provide greater values upon surrender than a Contract that contains the Payment Credit. You should consider these possibilities before purchasing the Contract.

COMPUTATION OF VALUES

The Owner may allocate payments among the Sub-Accounts, Guarantee Period Accounts, and the Fixed Account. Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See GUARANTEE PERIOD ACCOUNTS and APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

The Accumulated Value under the Contract is determined by:

(1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date,

(2)  adding together the values of each Sub-Account, and

(3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

THE ACCUMULATION UNIT. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the payment and Payment Credit allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date. The number of Accumulation Units resulting from each payment and Payment Credit will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Portfolios. The value of an Accumulation Unit was arbitrarily set at $1.00 on the first Valuation Date for each Sub-Account.

NET INVESTMENT FACTOR. The net investment factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result (which may be positive or negative) from dividing (1) by (2) and subtracting the sum of (3) and (4) where:

(1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

(2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(3) is a charge for mortality and expense risks equal to 1.25% on Contracts issued by Allmerica Financial and 1.40% on Contracts issued by First Allmerica on an annual basis of the daily value of the Sub-Account's assets; and

(4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of an Accumulation Unit calculation using a hypothetical example see the SAI.

RIGHT TO CANCEL

An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by law) and receive a refund. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.

In most states, the Company will pay the Owner the Contract's Accumulated Value adjusted for any Market Value Adjustment for amounts allocated to a Guarantee Period Account, plus any amounts deducted for taxes, charges or fees, minus any Payment Credit(s). However, if the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the Company will provide a refund equal to your gross payment(s). In some states, the refund may equal the greater of (a) your gross payment(s) or (b) the Accumulated Value adjusted for any Market Value Adjustment, plus any amounts deducted for taxes, charges or fees, minus any Payment Credit(s). At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

In order to comply with New York regulations concerning the purchase of a new annuity contract to replace an existing life or annuity contract (a "replacement"), an Owner who purchases the Contract in New York as a replacement may cancel within 60 days after receipt. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office or to one of its authorized representatives. The Company will refund an amount equal to the Accumulated Value plus all fees and charges and less any payment Credits, and the Contract will be void from the beginning.

Each time you make a payment, you receive a Payment Credit equal to 4% of the payment. If you cancel the Contract under its "Right to Examine" provision, your refund will be reduced by the amount of the Payment Credit(s). If the "Right to Examine" provision in your state provides that you will receive the Accumulated Value of the Contract (adjusted as described above), this means that you receive any gains and bear any losses attributable to the Payment Credit.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

TELEPHONE TRANSACTIONS PRIVILEGE

Subject to state law, you, or anyone you authorize, may initiate transactions over the telephone, unless you notify the Company of your election not to have this privilege. The policy of the Company and its agents and affiliates is that we will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.

The Company cannot guarantee that you, or any other person you authorize, will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.

TRANSFER PRIVILEGE


Prior to the Annuity Date and subject to the Disruptive Trading limitations described above under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE, the Owner may transfer amounts among investment options upon written or telephone request to the Company. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request. Transfers to and from the Fixed Account are currently subject to the restrictions set forth under APPENDIX A - MORE INFORMATION ABOUT THE FIXED ACCOUNT.


Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Scudder Money Market Portfolio. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.

If the Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

Currently, the Company does not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers. The first automatic transfer or rebalancing under an Asset Allocation Model Reallocation program, Automatic Transfers (Dollar Cost Averaging) program, or Automatic Account Rebalancing program counts as one transfer for purposes of the twelve transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

The Company also reserves the right to restrict transfer privileges when exercised by a market timing firm or any other third party authorized to initiate allocations, transfers or exchanges on behalf of Contract Owners. The Company may, among other things, not accept:

     - the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

     - the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Owner at the same time.

The Owner may authorize an independent third party to transact allocations and transfers in accordance with an asset allocation strategy or other investment strategy. The Company may provide administrative or other support services to these independent third parties, however, the Company does not engage any third parties to offer allocation or other investment services under this Contract, does not endorse or review any allocation or transfer recommendations and is not responsible for the investment results of such allocations or transfers transacted on the Owner's behalf. In addition, the Company reserves the right to discontinue services or limit the number of Portfolios that it may provide such services for as well as to restrict such transactions altogether when exercised by a market timing firm or any other third party authorized to initiate allocations, transfers or exchanges on behalf of Contract owners. The Company does not charge the Owner for providing additional support services.

AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING). You may elect automatic transfers of a predetermined dollar amount on a periodic basis from the Fixed Account or the Sub-Accounts investing in the Scudder Money Market Portfolio and the Scudder Government Securities Portfolio ("source accounts"). You may elect these automatic transfers to one or more Sub-Accounts, subject to the following:

     -    the predetermined dollar amount may not be less than $100;

     - the periodic basis may be monthly, quarterly, semi-annually or annually;

     - automatic transfers may not be made into the selected source account, the Fixed Account, or the Guarantee Period Accounts; and

     - if an automatic transfer would reduce the balance in the source account(s) to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts.

Automatic transfers from a particular source account will continue until the earlier of:

     -    the amount in the source account on a transfer date is zero; or

     - the Owner's request to terminate the option is received by the Company.

If additional amounts are allocated to a source account before its balance has fallen to zero, those additional amounts will also be automatically transferred. The original automatic transfer allocations will apply to all amounts in that source accounts unless you provide new allocation instructions. New allocation instructions will apply to the entire balance in the source account. If additional amounts are allocated to a source account after its balance has fallen to zero, automatic transfers will not begin again unless you specifically notify the Company to do so.

To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to an initial and/or subsequent payment made to the Fixed Account, when it is being used as the source account from which to process automatic transfers. For more information see "ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM" in the SAI.

AUTOMATIC ACCOUNT REBALANCING. The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with his/her specified percentage allocations. As frequently as elected by the Owner, the Company will review the percentage allocations in the Underlying Portfolios and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made.

Automatic Account Rebalancing will continue until (1) the Owner's request to terminate or change the option is received by the Company or (2) the end date designated by the Owner when the option was elected. If a subsequent payment is allocated in a manner different from the percentage allocation mix in effect on the date the payment is received, on the next scheduled rebalancing date the payment will be reallocated in accordance with the existing mix.

LIMITATIONS. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date. The Company reserves the right to limit the number of Sub-Accounts that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice.

SURRENDERS AND WITHDRAWALS


Before the Annuity Date, an Owner may surrender the Contract for its Surrender Value or withdraw a portion of its Accumulated Value. The request for surrender must be made on Company forms. The request for surrender or withdrawal must be made on Company forms. You may obtain Company forms by calling 1-800-782-8380. You may also obtain a Company withdrawal form at our Company web site, http://www.allmerica.com/afs/account/forms.html.

In the case of surrender, the Owner must send the Contract and a signed written request for surrender on a Company surrender form to the Principal Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and Contract are received at the Principal Office.

In the case of a withdrawal, the Owner must submit to the Principal Office a signed, written request on a Company withdrawal form indicating the desired dollar amount and the investment options from which such amount is to be withdrawn. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn. The amount withdrawn will equal the amount requested by the Owner plus any applicable surrender charge. Each withdrawal must be a minimum of $100 and, except under New York Contracts where no minimum balance is required, the remaining Accumulated Value of the Contract may not be reduced to less than $1,000. If the Owner requests a withdrawal that would reduce the Accumulated Value to less than the specified minimum, the Company will request instructions as to whether to withdraw the maximum withdrawal amount available. Any withdrawal made pursuant to these instructions will be made as of the Valuation Date that the response is received.


A surrender charge, a Contract fee and, if applicable, a rider charge, may apply when a withdrawal is made or a Contract is surrendered. See CHARGES AND DEDUCTIONS. However, each calendar year prior to the Annuity Date, an Owner may withdraw a portion of the Contract's Accumulated Value without any applicable surrender charge; see "SURRENDER CHARGE," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS). Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under GUARANTEE PERIOD ACCOUNTS.

Any distribution is normally payable within seven days following the Company's receipt of the surrender or withdrawal request. The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which:

     - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays,

     -    the SEC has by order permitted such suspension, or

     - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The surrender and withdrawal rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted; see PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS "Tax-Sheltered Annuities" and "Texas Optional Retirement Program" under FEDERAL TAX CONSIDERATIONS.

For important tax consequences, which may result from surrender or withdrawals, see FEDERAL TAX CONSIDERATIONS.

For information about Withdrawals after the Annuity Date, see "WITHDRAWALS AFTER THE ANNUITY DATE" under ANNUITIZATION -- THE PAYOUT PHASE.

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually). Systematic withdrawals from Guarantee Period Accounts are not available. The Owner may request:

     - the withdrawal of a SPECIFIC DOLLAR AMOUNT and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account; or

     - the withdrawal of a SPECIFIC PERCENTAGE of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account.

The first withdrawal will take place on the latest of 16 days after the Issue Date, the date the written request is received at the Principal Office, or on a date specified by the Owner.

Systematic withdrawals will first be taken from amounts available as a "Withdrawal Without Surrender Charge" (see "SURRENDER CHARGE," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS); then from any applicable payments not subject to a surrender charge, if any; then from payments subject to a surrender charge; and last, from Payment Credits. Any applicable surrender charge will be deducted from the Contract's remaining Accumulated Value.

The minimum amount of each automatic withdrawal is $100 and, except under New York Contracts, the Accumulated Value immediately following the withdrawal may not be reduced to less than $1,000. If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.

LIFE EXPECTANCY DISTRIBUTIONS. (For Qualified Contracts and Contracts issued under Section 457 Deferred Compensation Plans only.) Each calendar year, prior to the Annuity Date, an Owner may take without surrender charge a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Principal Office. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

If an Owner elects the Company's LED option, (based on the applicable IRS table), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one). The denominator of the fraction will be either:

     - the remaining life expectancy of the Owner (or Owner and beneficiary), as determined annually by the Company; or

     -    the prior year's life expectancy, minus one.

The resulting fraction, expressed as a percentage, is then applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Owner may choose to have the applicable life expectancy redetermined each year or use the prior year's life expectancy, minus one. Under the Company's LED option, the amount withdrawn from the Contract changes each year.

The Owner may elect periodic LED distributions on a monthly, bi-monthly, quarterly, semi-annual, or annual basis. The Owner may terminate the LED option at any time. The LED option will terminate automatically on the maximum Annuity Date permitted under the Contract, at which time an annuity payout option must be selected.

The LED option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). The withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see "TAXATION OF THE CONTRACT IN GENERAL" under FEDERAL TAX CONSIDERATIONS. IN ADDITION, IF THE AMOUNT NECESSARY TO MEET THE "SUBSTANTIALLY EQUAL PERIODIC PAYMENT" DEFINITION IS GREATER THAN THE COMPANY'S LED AMOUNT, A SURRENDER CHARGE MAY APPLY TO THE AMOUNT IN EXCESS OF THE LED AMOUNT.

SYSTEMATIC LEVEL FREE OF SURRENDER CHARGE WITHDRAWAL PROGRAM. In order to receive withdrawals without application of any surrender charge, the Owner may preauthorize level periodic withdrawals under the Systematic Level Free of Surrender Charge Withdrawal Program. Withdrawals under this program may be made on a monthly, bi-monthly, quarterly, semi-annual or annual basis. In order to ensure that no surrender charge is ever applied to withdrawals made under this program, the periodic withdrawals in any calendar year are limited to 15% of the total of all payments invested in the Contract as reduced by certain prior withdrawal(s) of payments. For more information on how this amount is calculated, see "SURRENDER CHARGE," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS.

The program will automatically terminate if a withdrawal that is not part of the program is made. Otherwise, withdrawals will continue until all available Accumulated Value has been exhausted or until the Owner terminates the program by written request.

DEATH BENEFIT

A death benefit is payable if the Owner or the first of either Joint Owner dies prior to the Annuity Date. If the Owner is a natural person, no death benefit is payable at the death of any Annuitant. If the Owner is not a natural person, a death benefit will be paid upon the death of any Annuitant. A spousal beneficiary may elect to continue the Contract rather than receive the death benefit as provided in "THE SPOUSE OF THE OWNER AS BENEFICIARY."

STANDARD DEATH BENEFIT. Unless an enhanced death benefit is elected at issue, the standard death benefit will be paid.

The standard death benefit under Contracts issued by Allmerica Financial Life Insurance and Annuity Company is equal to the greater of:

(a) the Contract's Accumulated Value on the Valuation Date that the Company receives both the death certificate and all necessary claim paperwork, increased by any positive Market Value Adjustment; and

(b) gross payments prior to the date of death, proportionately reduced to reflect withdrawals.

The standard death benefit under Contracts issued by First Allmerica Financial Life Insurance Company is equal to the GREATEST of:

(a) the Accumulated Value on the Valuation Date that the Company receives both the death certificate and all necessary claim paperwork;

(b)  gross payments, proportionately reduced to reflect withdrawals; and

(c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for subsequent payments and proportionately reduced for subsequent withdrawals.

For each withdrawal under (b) or (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value immediately prior to the withdrawal by the following fraction:

                            Amount of the withdrawal
          ------------------------------------------------------------
                   Accumulated Value immediately prior to the
                                   withdrawal

OPTIONAL ENHANCED DEATH BENEFIT RIDERS (NOT AVAILABLE UNDER NEW YORK CONTRACTS). When applying for the Contract, an Owner may elect one of the available optional Enhanced Death Benefit (EDB) Riders as long as the oldest Owner has not yet attained age 80 (a later age may apply to certain Riders as specified in APPENDIX B - OPTIONAL ENHANCED DEATH BENEFIT RIDERS). A separate charge for an EDB Rider is made against the Contract's Accumulated Value on the last day of each Contract month for the coverage provided during that month. The charge is made through a pro-rata reduction (based on relative values) of Accumulation Units in the Sub-Accounts and dollar amounts in the Fixed and Guarantee Period Accounts. For more information about the benefits available under each of the EDB Riders, see APPENDIX B - OPTIONAL ENHANCED DEATH BENEFIT RIDERS. For specific charges and more detail, see "OPTIONAL RIDER CHARGES" under CHARGES AND DEDUCTIONS.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum upon receipt of both the death certificate and all necessary claim paperwork at the Principal Office. Instead of payment in one sum, the beneficiary may, by written request, elect to:

(1) defer distribution of the death benefit for a period no more than five years from the date of death; or

(3) receive distributions over the life of the beneficiary or for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning within one year from the date of death.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly. Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph (2) above.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Scudder Money Market Sub-Account. The excess, if any, of the death benefit over the Accumulated Value also will be transferred to the Scudder Money Market Sub-Account. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

THE SPOUSE OF THE OWNER AS BENEFICIARY

If the sole beneficiary is the deceased Owner's spouse, he or she may, by written request, continue the Contract rather than receiving payment of the death benefit. The spouse will then become the Owner and Annuitant subject to the following:

(1) any value in the Guarantee Period Accounts will be transferred to the Scudder Money Market Sub-Account; and

(2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Scudder Money Market Sub-Account.

The resulting value will never be subject to a surrender charge when withdrawn. The new Owner may also make additional payments, but a surrender charge will apply to these additional amounts if they are withdrawn before they have been invested in the Contract for at least nine years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of the new Owner, if named as beneficiary, will not be entitled to continue the Contract when the new Owner dies.

OPTIONAL ENHANCED EARNINGS RIDER

An optional Enhanced Earnings Rider (EER) may have been elected at issue for a separate monthly charge (See "OPTIONAL RIDER CHARGES" under CHARGES AND DEDUCTIONS.) This Rider provides for additional amounts to be paid to the beneficiary under certain circumstances in the event that an Owner, or an Annuitant if the Owner is a nonnatural person, dies prior to the Annuity Date. For a discussion of the benefits and conditions of the Rider, see APPENDIX C - OPTIONAL ENHANCED EARNINGS RIDER.

ASSIGNMENT

The Contract, other than one sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and prior to the death of an Owner (see FEDERAL TAX CONSIDERATIONS). The Company will not be deemed to have knowledge of an assignment unless it is made in writing on a Company approved form and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

                        ANNUITIZATION -- THE PAYOUT PHASE

Subject to certain restrictions discussed below, at annuitization the Owner has the right:

     - to select the annuity payout option under which annuity benefit payments are to be made;

     - to determine whether those payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. If a variable annuity payout option is selected, the Owner must choose an Annuity Benefit Payment Change Frequency (Change Frequency) and the date the first Change Frequency will occur;

     - to select one of the available Assumed Investment Returns (AIR) for a variable option (see VARIABLE ANNUITY BENEFIT PAYMENTS below for details); and

     - to elect to have the Death Benefit applied under any annuity payout option not extending beyond the beneficiary's life expectancy. The beneficiary may not change such an election.

ELECTING THE ANNUITY DATE

Generally, annuity benefit payments under the Contract will begin on the Annuity Date. The Annuity Date:

     - may not be earlier than the second Contract Anniversary (except under New York Contracts where you may annuitize on or after the first Contract Anniversary); and

     - must occur before the Owner's 99th birthday (before age 90 under New York Contracts).

If the Owner does not select an Annuity Date, the default Annuity Date will be
(a) one month before the Owner's 85th birthday (for Contracts issued prior to or on the Owner's 76th birthday) or (b) the Issue Date plus 10 years (for Contracts issued after the Owner's 76th birthday). In no event, however, will the default Annuity Date be later than the latest possible Annuity Date under the Contract.

If there are Joint Owners, the age of the OLDER Owner will determine the latest possible Annuity Date and the default Annuity Date under New York Contracts. In all other jurisdictions, the age of the YOUNGER Owner will determine the latest possible Annuity Date and the default Annuity Date. The Owner may elect to change the Annuity Date by sending a written request to the Principal Office at least one month before the earlier of the new Annuity Date or the currently scheduled date.

TAX CONSIDERATIONS RELATING TO THE ANNUITY DATE. If the Annuity Date under a non-qualified Contract is deferred until the Owner reaches an age that is significantly beyond the Owner's life expectancy, it is possible that the Contract will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and/or the terms of qualified plans may impose limitations on the age at which annuity benefit payments may commence and the type of annuity payout option that may be elected. The Owner should carefully review the selection of the Annuity Date with his/her tax adviser. See also FEDERAL TAX CONSIDERATIONS for further information.

CHOOSING THE ANNUITY PAYOUT OPTION

Regardless of how payments were allocated during the accumulation phase, the Owner may choose a variable annuity payout option, a fixed annuity payout option or a combination fixed and variable annuity payout option. Currently, all of the variable annuity payout options described below are available and may be funded through all of the variable Sub-Accounts. In addition, each of the variable annuity payout options is also available on a fixed basis. The Company may offer other annuity payout options.

The Owner may change the annuity payout option up to one month before the Annuity Date. If the Owner fails to choose an annuity payout option, monthly benefit payments will be made under a variable Life with Cash Back annuity payout option. (Under New York Contracts monthly benefit payments will be made under a variable Life with 10 Year Period Certain annuity payout option.) The annuity payout option selected must result in an initial payment of at least $50 (a lower amount may be required in certain jurisdictions.) The Company reserves the right to increase this minimum amount. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment may be made.

VARIABLE ANNUITY PAYOUT OPTIONS. If the Owner selects a variable annuity payout option, he/she will receive monthly payments equal to the value of the fixed number of Annuity Units in the chosen Sub-Account(s). The first variable annuity benefit payment will be based on the current annuity option rates made available by the Company at the time the variable annuity payout option is selected. Annuity option rates determine the dollar amount of the first payment for each $1,000 of applied value. The annuity option rates are based on the Annuity 2000 Mortality Table and a 3% AIR.

Since the value of an Annuity Unit in a Sub-Account reflects the investment performance of the Sub-Account, the amount of each monthly annuity benefit payment will usually vary. However, under this Contract, if the Owner elects a variable payout option, he or she must also select a monthly, quarterly, semi-annual or annual Change Frequency. The Change Frequency is the frequency that changes resulting from the Sub-Account's investment performance will be reflected in the dollar value of a variable annuity benefit payment. As such, the Change Frequency chosen will determine how frequently monthly variable annuity payments will vary. For example, if a monthly Change Frequency is in effect, payments may vary on a monthly basis. If a quarterly Change Frequency is selected, the amount of each monthly payment may change every three months and will be level within each three month cycle.

At the time the Change Frequency is elected, the Owner must also select the date the first change is to occur. This date may not be later than the length of the Change Frequency elected. For example, if a semi-annual Change Frequency is elected, the date of the first change may not be later than six months after the Annuity Date. If a quarterly Change Frequency is elected, the date of the first change may not be later than three months after the Annuity Date.

DESCRIPTION OF ANNUITY PAYOUT OPTIONS

The Company currently provides the following annuity payout options:

LIFE ANNUITY PAYOUT OPTION

     - SINGLE LIFE ANNUITY -- Monthly payments during the Annuitant's life. Payments cease with the last annuity benefit payment due prior to the Annuitant's death.

     - JOINT AND SURVIVOR ANNUITIES -- Monthly payments during the Annuitant's and Joint Annuitant's joint lifetimes. Upon the first death, payments will continue for the remaining lifetime of the survivor at a previously elected level of 100%, two-thirds or one-half of the total number of Annuity Units.

LIFE WITH PERIOD CERTAIN ANNUITY PAYOUT OPTION

     - SINGLE LIFE -- Monthly payments guaranteed for a specified number of years and continuing thereafter during the Annuitant's lifetime. If the Annuitant dies before all guaranteed payments have been made, the remaining payments continue to the Owner or the Beneficiary (whichever is applicable).

     - JOINT AND SURVIVOR ANNUITIES -- Monthly payments guaranteed for a specified number of years and continuing during the Annuitant's and Joint Annuitant's joint lifetimes. Upon the first death, payments continue for the survivor's remaining lifetime at the previously elected level of 100%, two-thirds or one-half of the Annuity Units. If the surviving Annuitant dies before all guaranteed payments have been made, the remaining payments continue to the Owner or the Beneficiary (whichever is applicable).

LIFE WITH CASH BACK ANNUITY PAYOUT OPTION

     - SINGLE LIFE -- Monthly payments during the Annuitant's life. Thereafter, any excess of the original applied Annuity Value, over the total amount of annuity benefit payments made and withdrawals taken, will be paid to the Owner or the Beneficiary (whichever is applicable).

     - JOINT AND SURVIVOR ANNUITIES -- Monthly payments during the Annuitant's and Joint Annuitant's joint lifetimes. At the first death, payments continue for the survivor's remaining lifetime at the previously elected level of 100%, two-thirds or one-half of the Annuity Units. Thereafter, any excess of the original applied Annuity Value, over the total amount of annuity benefit payments made and withdrawals taken, will be paid to the Owner or the Beneficiary (whichever is applicable).

PERIOD CERTAIN ANNUITY PAYOUT OPTION (PAYMENTS GUARANTEED FOR A SPECIFIC NUMBER OF YEARS)

Monthly annuity benefit payments for a chosen number of years ranging from five to thirty are paid. If the Annuitant dies before the end of the period, remaining payments will continue. The period certain option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made.

VARIABLE ANNUITY BENEFIT PAYMENTS

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity payout option. The value of an Annuity Unit in each Sub-Account on its inception date was set at $1.00. The value of an Annuity Unit of a Sub-Account on any Valuation Date thereafter is equal to the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by the product of:

(a)  a discount factor equivalent to the AIR and

(b) the Net Investment Factor of the Sub-Account funding the annuity benefit payments for the applicable Valuation Period.

Annuity benefit payments will increase from one payment date to the next if the annualized net rate of return during that period is greater than the AIR and will decrease if the annualized net rate of return is less than the AIR. Where permitted by law, the Owner may select an AIR of 3%, 5% or 7%. A higher AIR will result in a higher initial payment. However, subsequent payments will increase more slowly during periods when actual investment performance exceeds the AIR and will decrease more rapidly during periods when investment performance is less than the AIR. The election of an AIR that is significantly higher or lower than prevailing investment returns could affect the treatment of annuity payments under a Contract with regard to (i) compliance with the "substantially equal payment" exception to the penalty for withdrawals from a Contract prior to age 59 1/2, (ii) compliance with the minimum distribution requirements of the Code applicable to qualified Contracts, and/or (iii) compliance with the death benefit distribution requirements of the Code applicable to non-qualified Contracts. The Owner should carefully review the selection of the AIR with his/her tax adviser. See also FEDERAL TAX CONSIDERATIONS for further information.

DETERMINATION OF THE FIRST ANNUITY BENEFIT PAYMENT. The amount of the first periodic variable annuity benefit payment depends on the:

     -    annuity payout option chosen;

     -    length of the annuity payout option elected;

     -    age of the Annuitant;

     -    gender of the Annuitant (if applicable, see "NORRIS DECISION");

     -    value of the amount applied under the annuity payout option;

     - applicable annuity option rates based on the Annuity 2000 Mortality Table; and

     -    AIR selected.

The dollar amount of the first periodic annuity benefit payment is determined by multiplying

(1) the Accumulated Value applied under that option after application of any Market Value Adjustment and less premium tax, if any, (or the amount of the death benefit, if applicable) divided by $1,000, by

(2)  the applicable amount of the first monthly payment per $1,000 of value.

Notwithstanding the above, annuity benefit payments at the time of annuitization under a New York Contract will not be less than those that would have been provided by the application of an Annuity Value equal to an amount required to purchase any single consideration immediate annuity contract offered by the Company at the same time to the same class of annuitants.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is then divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. The number of Annuity Units remains fixed under all annuity payout options (except for the survivor annuity benefit payment under the joint and two-thirds or joint and one-half option) unless the Owner transfers among Sub-Accounts, makes a withdrawal, or units are split.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. For each subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date. The dollar amount of each periodic variable annuity benefit payment after the first will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Account(s).

For an illustration of the calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.

PAYMENT OF ANNUITY BENEFIT PAYMENTS. The Owner will receive the annuity benefit payments unless he/she requests in writing that payments be made to another person, persons, or entity. If the Owner (or, if there are Joint Owners, the surviving Joint Owner) dies on or after the Annuity Date, the beneficiary will become the Owner of the Contract. Any remaining annuity benefit payments will continue to the beneficiary in accordance with the terms of the annuity benefit payment option selected. If there are Joint Owners on or after the Annuity Date, upon the first Owner's death, any remaining annuity benefit payments will continue to the surviving Joint Owner in accordance with the terms of the annuity benefit payment option selected.

If an Annuitant dies on or after the Annuity Date but before all guaranteed annuity benefit payments have been made, any remaining guaranteed payments will continue to be paid to the Owner or the payee designated by the Owner. Unless otherwise indicated by the Owner, the present value of any remaining guaranteed annuity benefit payments may be paid in a single sum to the Owner. For discussion of present value calculation, see "Calculation of Present Value" below.

TRANSFERS OF ANNUITY UNITS


After the Annuity Date and prior to the death of the Annuitant, the Owner may transfer among the available Sub-Accounts upon written or telephone request to the Company. Transfers will be subject to the same Disruptive Trading restrictions discussed under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE. A designated number of Annuity Units equal to the dollar amount of the transfer requested will be exchanged for an equivalent dollar amount of Annuity Units of another Sub-Account. Transfer values will be based on the Annuity Value next computed after receipt of the transfer request.


Currently, the Company does not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers. As of the date of this Prospectus, transfers may be made to all of the Sub-Accounts; however, the Company reserves the right to limit the number of Sub-Accounts to which transfers may be made.

Automatic Rebalancing (AAR) is available during the annuitization phase subject to the same rules described in "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

WITHDRAWALS AFTER THE ANNUITY DATE

WITHDRAWALS AFTER THE ANNUITY DATE FROM QUALIFIED AND NON-QUALIFIED CONTRACTS MAY HAVE ADVERSE TAX CONSEQUENCES. BEFORE MAKING A WITHDRAWAL, PLEASE CONSULT YOUR TAX ADVISOR AND SEE "PARTIAL WITHDRAWALS AFTER ANNUITIZATION" UNDER "TAXATION OF THE CONTRACT" IN THE FEDERAL TAX CONSIDERATIONS SECTION.

After the Annuity Date and prior to the death of the Annuitant, the Owner may take withdrawals from the Contract. (Under New York Contracts, this right is only available to an Owner receiving annuity benefit payments under a period certain option.) The Owner must submit to the Principal Office a signed, written request indicating the desired dollar amount of the withdrawal. The minimum amount of a withdrawal is $1,000. If the amount requested is greater than the maximum amount that may be withdrawn at that time, the Company will allow the withdrawal only up to the maximum amount.

The type of withdrawal and the number of withdrawals that may be made each calendar year depend upon whether the Owner annuitizes under an annuity payout option with payments based on the life of one or more Annuitants with no guaranteed payments (a "Life" annuity payout option), under a life annuity payout option that in part provides for a guaranteed number of payments (a "Life With Period Certain" or "Life With Cash Back" annuity payout option), or an annuity payout option based on a guaranteed number of payments (a "Period Certain" annuity payout option).

The amount of each Payment Withdrawal or Present Value Withdrawal represents a portion of the present value of the remaining annuity benefit payments or remaining guaranteed annuity benefit payments, respectively, and proportionately reduces the number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option) applied to future annuity benefit payments. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments. See Calculation of Proportionate Reduction, below. The present value is calculated with a discount rate that will include an additional charge if a withdrawal is taken within 5 years of the Issue Date. See "Calculation of Present Value," below.

PAYMENT WITHDRAWALS UNDER LIFE ANNUITY PAYOUT OPTIONS (NOT AVAILABLE UNDER NEW YORK CONTRACTS)

The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity benefit payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity benefit payments.

PAYMENT AND PRESENT VALUE WITHDRAWALS UNDER LIFE WITH PERIOD CERTAIN OR LIFE WITH CASH BACK ANNUITY PAYOUT OPTIONS (NOT AVAILABLE UNDER NEW YORK CONTRACTS)

The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity benefit payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity benefit payments.

The Owner may make one Present Value Withdrawal in each calendar year, if there are remaining GUARANTEED annuity benefit payments. The amount of each Present Value Withdrawal represents a percentage of the present value of the remaining guaranteed annuity benefit payments. Each year a Present Value Withdrawal is taken, the Company records the percentage of the present value of the then remaining guaranteed annuity benefit payments that was withdrawn. The total percentage withdrawn over the life of the Contract cannot exceed 75%. This means that each Present Value Withdrawal is limited by the REMAINING AVAILABLE PERCENTAGE (For example, assume that in year three the Owner withdraws 15% of the then current present value of the remaining guaranteed annuity benefit payments. In year seven, the Owner withdraws 20% of the then current present value of the remaining guaranteed annuity benefit payments. Through year seven the total percentage withdrawn is 35%. After year seven, the Owner may make Present Value Withdrawal(s) of up to 40% (75% -

35%) of the present value of any remaining guaranteed annuity benefit payments). If the Annuitant is still living after the guaranteed annuity benefit payments have been made, the number of Annuity Units or dollar amount applied to future annuity benefit payments will be restored as if no Present Value Withdrawal(s) had taken place. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," below.

PRESENT VALUE WITHDRAWALS UNDER PERIOD CERTAIN ANNUITY PAYOUT OPTIONS

The Owner may make multiple Present Value Withdrawals in each calendar year, up to 100% of the present value of the guaranteed annuity benefit payments. Withdrawal of 100% of the present value of the guaranteed annuity benefit payments will result in termination of the Contract.

CALCULATION OF PROPORTIONATE REDUCTION. Each Payment Withdrawal proportionately reduces the number of Annuity Units applied to each future variable annuity benefit payment or the dollar amount applied to each future fixed annuity benefit payment. Each Present Value Withdrawal proportionately reduces the number of Annuity Units applied to each future GUARANTEED variable annuity benefit payment or the dollar amount applied to each future GUARANTEED fixed annuity benefit payment. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments.

- PAYMENT WITHDRAWALS (NOT AVAILABLE UNDER NEW YORK CONTRACTS). Payment Withdrawals are available under Life, Life with Period Certain, or Life with Cash Back annuity payout options. The Owner may make one Payment Withdrawal in each calendar year.

     Under a variable annuity payout option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable annuity benefit payment (determined immediately prior to the withdrawal) by the following fraction:

                        Amount of the variable withdrawal
        ----------------------------------------------------------------
             Present value of all remaining variable annuity benefit
                  payments immediately prior to the withdrawal

     Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments.

     If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

- PRESENT VALUE WITHDRAWALS. Present Value Withdrawals are available under a Period Certain annuity payout option. Under this option the Owner may make multiple Present Value Withdrawals in each calendar year. In addition, except under New York Contracts, if a Life with Period Certain or Life with Cash Back annuity payout option is elected, the Owner may make one Present Value Withdrawal in each calendar year, if there are remaining guaranteed annuity benefit payments.

     Under a variable annuity payout option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable guaranteed annuity benefit payment (determined immediately prior to the withdrawal) by the following fraction:

                        Amount of the variable withdrawal
         --------------------------------------------------------------
             Present value of remaining guaranteed variable annuity
              benefit payments immediately prior to the withdrawal

     Under a fixed annuity payout option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity benefit payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining guaranteed fixed annuity benefit payments.

     Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower variable annuity benefit payments with respect to the guaranteed payments. Under a fixed annuity payout option, the proportionate reduction will result in lower fixed annuity benefit payments with respect to the guaranteed payments. However, under a Life with Period Certain annuity payout option or Life with Cash Back annuity payout option, if the Annuitant is still living after the guaranteed number of annuity benefit payments has been made, the number of Annuity Units or dollar amount of future annuity benefit payments will be restored as if no Present Value Withdrawal(s) had taken place.

     If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

CALCULATION OF PRESENT VALUE. When a withdrawal is taken, the present value of future annuity benefit payments is calculated based on an assumed mortality table and a discount rate. The mortality table that is used will be equal to the mortality table used at the time of annuitization to determine the annuity benefit payments (currently the Annuity 2000 Mortality Table with male, female, or unisex rates, as appropriate). The discount rate is the AIR (for a variable annuity payout option) or the interest rate (for a fixed annuity payout option) that was used at the time of annuitization to determine the annuity benefit payments. If a withdrawal is made within 5 years of the Issue Date, the discount rate is increased by a "Withdrawal Adjustment Charge." Except under New York Contracts where the Withdrawal Adjustment Charge is 1%, the charge will range from 2% to 1% based on the following:

     -    15 or more years of annuity benefit payments being valued:     1.00%
     -    10-14 years of annuity benefit payments being valued:          1.50%
     -    Less than 10 years of annuity benefit payments being valued:   2.00%

The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For each Payment Withdrawal, the number of years of annuity benefit payments being valued depends upon the life expectancy of the Annuitant at the time of the withdrawal. The life expectancy will be determined by a mortality table that will be equal to the mortality table used at the time of annuitization to determine the annuity benefit payments (currently the Annuity 2000 Mortality Table).

Because the impact of the Withdrawal Adjustment Charge will depend on the type of withdrawal taken, you should carefully consider the following before making a withdrawal (especially if you are making the withdrawal under a Life with Period Certain or Life with Cash Back annuity payout option):

     - For a Payment Withdrawal, the present value calculation (including any applicable adjustments) affects the proportionate reduction of the remaining number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option), applied to each future annuity benefit payment, as explained in "Calculation of Proportionate Reduction -- Payment Withdrawals," above. If a Withdrawal Adjustment Charge applies, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future annuity benefit payment. This will result in lower future annuity benefit payments, all other things being equal.

     - For a Present Value Withdrawal, the discount factor is used in determining the maximum amount that can be withdrawn under the present value calculation. If a Withdrawal Adjustment Charge applies, the discount factor will be higher, and the maximum amount that can be withdrawn will be lower. In addition, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future guaranteed annuity benefit payment. This will result in lower future annuity benefit payments with respect to the guaranteed payments, all other things being equal. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," above.

For examples comparing a Payment Withdrawal and a Present Value Withdrawal, see APPENDIX F--EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS.

DEFERRAL OF WITHDRAWALS. A withdrawal is normally payable within seven days following the Company's receipt of the withdrawal request. However, the Company reserves the right to defer withdrawals of amounts in each Sub-Account in any period during which:

     - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays;

     -    the SEC has by order permitted such suspension; or

     - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The Company reserves the right to defer withdrawals of amounts allocated to the Company's General Account for a period not to exceed six months.

REVERSAL OF ANNUITIZATION

The Owner may reverse the decision to annuitize by written request to the Company within 90 days of the Annuity Date. Upon receipt of such request, the Company will return the Contract to the Accumulation Phase, subject to the following:

(1) The value applied under a fixed annuity payout option at the time of annuitization will be treated as if it had been invested in the Fixed Account of the Contract on that same date. (For Owners who elected the M-GAP Rider prior to its discontinuance on January 31, 2002 (see "DISCONTINUATION OF THE OPTIONAL M-GAP RIDER" in the SAI) and who exercise their rights under that Rider at annuitization, the value applied to the Fixed Account upon reversal of annuitization will not include any excess value of the M-GAP Benefit Base over the Annuity Value.)

(2) The Sub-Account allocations that were in effect at the time of annuitization will first be used for calculating the reversal. Any transfers between variable Sub-Accounts during the Annuity Payout phase will then be treated as transfers during the Accumulation Phase. As a result, the Contract's Accumulated Value after the reversal will reflect the same Sub-Account allocations that were in effect immediately prior to the reversal.

(3) Any annuity benefit payments paid and any withdrawals taken during the Annuity Payout phase will be treated as a withdrawal of the Surrender Value in the Accumulation Phase, as of the date of the payment or withdrawal. Surrender charges may apply to these withdrawals and there may be adverse tax consequences. (The IRS has generally recognized the rescission of sales or other transactions resulting in the receipt of taxable payments as effective retroactively only if all of the following events have taken place within a single taxable year: the initial transaction, the receipt of all taxable payments, the rescission of the transaction and the repayment of all the amounts received.) The Owner should carefully review the tax considerations applicable to a reversal of annuitization with his/her tax adviser before taking such action. See also FEDERAL TAX CONSIDERATIONS for further information.

If the Company learns of the Owner's decision to reverse annuitization after the latest possible Annuity Date permitted under the Contract, the Company will contact the Owner. The Owner must then immediately select an annuity payout option (either the original annuity payout option or a different annuity payout option). If the Owner does not select an annuity payout option, payments will begin under a variable Life with Cash Back annuity payout option. (Under New York Contracts, payments will begin under a variable Period Certain annuity payout option.)

NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity payout options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on unisex rates.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. The Company uses a portion of the mortality and expense risk charge and the surrender charge described below to recover expenses associated with the Payment Credit. Even though the Payment Credit is credited during the accumulation phase only, the mortality and expense risk charge applies during both the accumulation phase and the annuity payout phase. The Company expects to make a profit from the charges it makes to recover the expenses of the Payment Credit. Other deductions and expenses paid out of the assets of the Underlying Portfolios are described in the prospectuses and SAIs of the Underlying Portfolios.

VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The mortality and expense risk charge is assessed daily at an annual rate of 1.25% (1.40% under New York Contracts) of each Sub-Account's assets. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant lives and no matter how long all Annuitants as a class live. The mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses, and to partially recover the expenses associated with the Payment Credit.

This charge may not be increased. Since mortality and expense risks involve future contingencies that are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily Administrative Expense Charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under "CONTRACT FEE") and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Portfolios, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Portfolios. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Portfolios. The prospectuses and SAIs of the Underlying Portfolios contain additional information concerning expenses of the Underlying Portfolios and should be read in conjunction with this Prospectus.

The prospectuses and SAIs for the Underlying Portfolios also contain additional information concerning expenses of the Underlying Portfolios and should be read in conjunction with this Prospectus.

CONTRACT FEE

A $35 Contract fee (a lower fee may apply in some states) currently is deducted during the accumulation phase, on the Contract anniversary date and upon full surrender of the Contract, if the Accumulated Value on any of these dates is less than $75,000. The Contract fee is currently waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The Company reserves the right to impose a Contract Fee up to $35 on Contracts issued to 401(k) plans but only with respect to Contracts issued after the date the waiver is no longer available.

Where amounts have been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each. The portion of the charge deducted from each investment option will be equal to the percentage that the value in that option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the portion of the charge deducted from that Sub-Account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, either the Owner or the Annuitant is within the following class of individuals:

1. employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract;

2. employees of the Company, its affiliates and subsidiaries, officers, directors, trustees and employees of any of the Underlying Portfolios;

3.   investment managers or sub-advisers of the Underlying Portfolios; and

4. the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

OPTIONAL RIDER CHARGES

Subject to state availability, the Company offers a number of riders that are only available if elected by the Owner at issue. A separate monthly charge is made for each Rider through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts. The pro-rata reduction is based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value.

CHARGE FOR THE ENHANCED DEATH BENEFIT (EDB) RIDERS: The applicable charge for each of the following Riders is assessed on the Accumulated Value on the last day of each Contract month, multiplied by 1/12th of the following annual percentage rates:

     1.   Annual Step-Up EDB Rider (Form 3309-02)*                                      0.25%
     2.   Annual Step-Up with 5% Roll-Up EDB Rider (Form 3311-02* or Form 3305-01.1     0.35%
          - ONLY AVAILABLE IN TEXAS)
     3.   10% Breakthrough with 5% Roll-Up EDB Rider (Form 3317-02)*                    0.40%
     4.   Annual Step-Up with 7% Roll-Up EDB Rider (Form 3313-02)*                      0.50%
     5.   Annual Step-Up EDB Rider (Form 3265-99):                                      0.15%
     6.   7% Roll-Up EDB Rider (Form 3266-99 or Form 3303-01)                           0.30%
     7.   Annual Step-Up with 7% Roll-Up EDB Rider (Form 3264-99 or Form 3304-01)       0.35%

* Total rider charges will be reduced by 0.05% if both this Enhanced Death Benefit Rider and the Enhanced Earnings Rider are in effect simultaneously.

CHARGE FOR THE ENHANCED EARNINGS RIDER (EER): The Company will assess a monthly rider charge for the EER, which will be deducted Pro Rata on the last day of each Contract month prior to the Annuity Date. The monthly rider charge will be equal to 1/12th of 0.30% of the Accumulated Value on that date. If the EER is in effect simultaneously with one of the referenced Enhanced Death Benefit Riders (see table above), the total aggregate charge for the Riders will be reduced by 0.05%.

For a description of the Riders, see APPENDIX B - OPTIONAL ENHANCED DEATH BENEFIT RIDERS and APPENDIX C - OPTIONAL ENHANCED EARNINGS RIDER.

CHARGE FOR DISCONTINUED MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDERS: If you elected one of the M-GAP Riders prior to their discontinuance on January 31, 2002, the following charges apply:

        Minimum Guaranteed Annuity Payout (M-GAP) Rider with a 15-year waiting period     0.20%
        Minimum Guaranteed Annuity Payout (M-GAP) Rider with a 10- year waiting period    0.35%

For more information about the M-GAP Rider see "DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER" in the SAI.

PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

1. if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for a Contract at the time payments are received); or

2.   the premium tax charge is deducted when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract's Accumulated Value at the time such determination is made.

SURRENDER CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. A surrender charge, however, may be deducted from the Accumulated Value in the case of surrender or withdrawal within certain time limits described below. The Company uses a portion of the surrender charge to recover expenses associated with the Payment Credit.

CALCULATION OF SURRENDER CHARGE. For purposes of determining the surrender charge, the Accumulated Value is divided into four categories:

     - The amount available under the Withdrawal Without Surrender Charge provision, described below;

     - Old Payments - total payments invested in the Contract for more than nine years;

     - New Payments - payments received by the Company during the nine years preceding the date of the surrender or withdrawal; and

     -    Payment Credits.

Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a surrender charge. However, if a withdrawal or surrender is attributable all or in part to New Payments, a surrender charge may be imposed.

The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Contract. For the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The following surrender charge table outlines these charges:

                     COMPLETE YEARS FROM
                       DATE OF PAYMENT             CHARGE
                       ---------------             ------
                         Less than 4                8.5%
                         Less than 5                7.5%
                         Less than 6                6.5%
                         Less than 7                5.5%
                         Less than 8                3.5%
                         Less than 9                1.5%
                          Thereafter                  0

The amount withdrawn equals the amount requested by the Owner plus the surrender charge, if any. The charge is applied as a percentage of the New Payments withdrawn.

The total charge equals the aggregate of all applicable surrender charges for a surrender and withdrawals, including the Withdrawal Adjustment Charge that may apply if a withdrawal is taken during the Annuity Payout phase (see "WITHDRAWALS AFTER THE ANNUITY DATE" under ANNUITIZATION -- THE PAYOUT PHASE). In no event will the total surrender and withdrawal charges exceed a maximum limit of 8.5% of total gross New Payments.

WITHDRAWAL WITHOUT SURRENDER CHARGE: Each calendar year prior to the Annuity Date, an Owner may withdraw a portion of the Contract's Surrender Value without any applicable surrender charge ("Withdrawal Without Surrender Charge Amount" or "WWSC amount"). The WWSC amount is equal to the greater of A or B where:

          A is earnings at the time of withdrawal excluding Payment Credits and

          B is 15% times (X less Y)* less Z where:

               X is the total gross payments made to the contract

               Y is any previous withdrawals that exceed the WWSC amount

               Z is any previous WWSC amount withdrawn in the same CALENDAR year

               * In the contract, X less Y is referred to as the Gross Payment
                 Base

To illustrate how this works assume the following:

-    The issue date is February 1, 2000.

-    The initial payment to the contract is $100,000.

-    No subsequent payments are made to the contract.

THE OWNER MAKES THE FOLLOWING WITHDRAWALS:


                                      CONTRACT YEAR IN   EARNINGS AT THE
                         DATE OF      WHICH WITHDRAWAL       TIME OF        AMOUNT OF
                       WITHDRAWAL           MADE           WITHDRAWAL      WITHDRAWAL
                     --------------   ----------------   ---------------   ----------
Withdrawal #1         April 1, 2000         1st             $  2,000        $  8,000
Withdrawal #2        August 1, 2000         1st             $  3,680        $  8,000
Withdrawal #3         April 1, 2001         2nd             $  7,414        $ 15,000
Withdrawal #4        August 1, 2001         2nd             $  3,404        $  2,000

WITHDRAWAL #1

First, determine the WWSC amount available at the time of the withdrawal:

          A is $2,000

          B is 15% times (X less Y) less Z where:

               X is $100,000

               Y is $0 (no previous withdrawals made)

               Z is $0 (no withdrawal in same CALENDAR year made)

               15% times ($100,000 less $0) less $0 =

               15% times ($100,000) less $0 =

               $15,000 less $0 = $15,000

The greater of A or B is $15,000. This is the available WWSC amount at the time of Withdrawal #1.

Second, compare the amount withdrawn to the available WWSC amount:

               Withdrawal #1 of $8,000 is less than the WWSC amount of $15,000. Thus, it is not subject to surrender charges.

WITHDRAWAL #2

First, determine the WWSC amount available at the time of the withdrawal:

          A is $3,680

          B is 15% times (X less Y) less Z where:

               X is $100,000

               Y is $0 (Withdrawal #1, did not exceed the WWSC amount)

               Z is $8,000 (Withdrawal #1 made in the same CALENDAR year)

               15% times ($100,000 less $0) less $8,000 =

               15% times ($100,000) less $8,000 =

               $15,000 less $8,000 = $7,000

The greater of A or B is $7,000. This is the available WWSC amount at the time of Withdrawal #2.

Second, compare the amount withdrawn to the available WWSC amount:

          Withdrawal #2 of $8,000 exceeds the available WWSC amount of $7,000. Only $7,000 of

          Withdrawal #2 is part of the WWSC amount and $1,000 exceeds the WWSC amount.

WITHDRAWAL #3

First, determine the WWSC amount available at the time of the withdrawal:

          A is $7,414

          B is 15% times (X less Y) less Z where:

               X is $100,000

               Y is $1,000 ($1,000 of Withdrawal #2 exceeded the WWSC amount)

               Z is $0 (This is the first withdrawal of this CALENDAR year)

               15% times ($100,000 less $1,000) less $0 =

               15% times ($99,000) less $0 =

               $14,850 less $0 = $14,850

The greater of A or B is $14,850. This is the available WWSC amount at the time of Withdrawal #3.

Second, compare the amount withdrawn to the available WWSC amount:

          Withdrawal #3 of $15,000 exceeds the available WWSC amount of $14,850. Only $14,850 of

          Withdrawal #3 is part of the WWSC amount and $150.00 exceeds the WWSC amount.

WITHDRAWAL #4

First, determine the WWSC amount available at the time of the withdrawal:

          A is $3,404

          B is 15% times (X less Y) less Z where:

               X is $100,000

               Y is $1,150 ($1,000 of Withdrawal #2 and $150 of Withdrawal #3 exceeded the WWSC amount)

               Z is $9,900 (Withdrawal #3 was made in the same CALENDAR year. $9,900 of the total withdrawal of 15,000 was a withdrawal of the WWSC amount.)

               15% times ($100,000 less $6,100) less $9,900 =

               15% times ($93,900) less $9,900 =

               $14,085 less $9,900 = $4,185

The greater of A or B is $4,185. This is the available WWSC amount at the time of Withdrawal #4.

Second, compare the amount withdrawn to the available WWSC amount:

          Withdrawal #4 of $2,000 is less than the available WWSC amount of $4,185. Thus it, is not subject to surrender charges.

IF YOU NEVER MAKE A WITHDRAWAL IN ANY CALENDAR YEAR THAT EXCEEDS THE WWSC AMOUNT, THEN THE MAXIMUM AVAILABLE WWSC AMOUNT EACH CALENDAR YEAR WILL NEVER BE LESS THAN 15% TIMES THE GROSS PAYMENTS MADE TO THE CONTRACT.

EFFECT OF WITHDRAWAL WITHOUT SURRENDER CHARGE AMOUNT. When a withdrawal is taken, the Company initially determines the Withdrawal Without Surrender Charge Amount in the following order:

     - The Company first deducts the Withdrawal Without Surrender Charge Amount from Cumulative Earnings.

     - If the Withdrawal Without Surrender Charge Amount exceeds cumulative earnings, the Company will deem the excess to be withdrawn from New Payments on a last-in-first-out (LIFO) basis, so that the newest New Payments are withdrawn first. This results in those New Payments, which are otherwise subject to the highest surrender charge at that point in time, being withdrawn first without a surrender charge.

     - If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge Amount has been withdrawn.

After the entire Withdrawal Without Surrender Charge Amount available in a calendar year has been withdrawn, for the purposes of determining the amount of the surrender charge, if any, withdrawals will be deemed to be taken in the following order:

1.   First from Old Payments

     - The surrender charge table is applicable, but because Old Payments have been invested in the Contract for more than 9 years, the surrender charge is 0%.

2.   Second from New Payments

     -    The surrender charge table is applicable.

     -    Payments are now withdrawn from this category on a first-in-first-out
          (FIFO) basis, so that the oldest New Payments are now withdrawn first. This results in the withdrawal of New Payments with the lowest surrender charge first.

3.   Third from Payment Credits.

     - The surrender charge table is not applicable to the withdrawal of Payment Credits.

For Qualified Contracts and Contracts issued under Section 457 Deferred Compensation Plans only, the maximum amount available without a surrender charge during any calendar year will be the greatest of (a), (b) and (c) where (a) and
(b) are the same as above and (c) is the amount available as a Life Expectancy Distribution less any Withdrawal Without Surrender Charge taken during the same calendar year. (see "Life Expectancy Distributions" under DESCRIPTION OF THE CONTACT -- THE ACCUMULATION PHASE.

For further information on surrender and withdrawals, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawals, and important tax considerations, see "SURRENDER AND WITHDRAWALS" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE and see FEDERAL TAX CONSIDERATIONS.

WAIVER OF SURRENDER CHARGE(S) AND ADDITIONAL AMOUNTS CREDITED

PHYSICAL DISABILITY OR ADMISSION TO MEDICAL CARE FACILITY. Where permitted by law, the Company will waive the surrender charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the Issue Date of the Contract (or in the event that the original Owner or Annuitant has changed since issue, after being named Owner or Annuitant) and before attaining age 65. The Company may require proof of such disability and continuing disability and reserves the right to obtain an examination by a licensed physician of its choice and at its expense.

In addition, the Company will waive the surrender charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is:

(1) admitted to a medical care facility after becoming the Owner or Annuitant under the Contract and remains confined there until the later of one year after the Issue Date or 90 consecutive days; or

(2) first diagnosed by a licensed physician as having a fatal illness after the Issue Date of the Contract and after being named Owner or Annuitant.

For purposes of the above provision, "medical care facility" means any state-licensed facility or, in a state that does not require licensing, a facility that is operating pursuant to state law, providing medically necessary inpatient care which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting. "Fatal illness" means a condition diagnosed by a licensed "physician" which is expected to result in death within two years of the diagnosis. "Physician" means a person (other than the Owner, Annuitant or a member of one of their families) who is state licensed to give medical care or treatment and is acting within the scope of that license. "Physically disabled" means that the Owner or Annuitant, as applicable, has been unable to engage in an occupation or to conduct daily activities for a period of at least 12 consecutive months as a result of disease or bodily injury.

Where surrender charges have been waived under any of the situations discussed above, no additional payments under this Contract will be accepted unless required by state law.

OTHER REDUCTIONS OR ELIMINATIONS OF SURRENDER CHARGES. From time to time the Company may allow a reduction in or elimination of the surrender charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:

     - the size and type of group or class, and the persistency expected from that group or class;

     - the total amount of payments to be received, and the manner in which payments are remitted;

     - the purpose for which the Contracts are being purchased, and whether that purpose makes it likely that costs and expenses will be reduced;

     -    other transactions where sales expenses are likely to be reduced; or

     - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer this Contract in connection with financial planning services offered on a fee-for-service basis).

The Company also may reduce or waive the surrender charge, and/or credit additional amounts on Contracts, where either the Owner or the Annuitant on the Issue Date is within the following class of individuals (eligible persons):

     - employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract;

     - employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Underlying Portfolios;

     -    investment managers or sub-advisers of the Underlying Portfolios; and

     - the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents, and grandparents.

In addition, if permitted under state law, surrender charge will be waived under 403(b) Contracts where the amount withdrawn is being contributed to a life policy issued by the Company as part of the individual's 403(b) plan.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other Contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Principal Office.

Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of this Contract. The Company will not make any changes to this charge where prohibited by law.

TRANSFER CHARGE

The Company currently does not assess a charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of a transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers. For more information, see "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE and "TRANSFERS OF ANNUITY UNITS" under ANNUITIZATION -- THE PAYOUT PHASE.

WITHDRAWAL ADJUSTMENT CHARGE

After the Annuity Date, each calendar year the Owner may withdraw a portion of the present value of either all future annuity benefit payments or future guaranteed annuity benefit payments. If a withdrawal is made within 5 years of the Issue Date, the AIR or interest rate used to determine the annuity benefit payments is increased by one of the following adjustments:

          15 or more years of annuity benefit payments being valued:                     1.00%
          10-14 years of annuity benefit payments being valued:         (1.00% in N.Y.)  1.50%
          Less than 10 years of annuity benefit payments being valued:  (1.00% in N.Y.)  2.00%

The adjustment to the AIR or interest rate used to determine the present value results in lower future annuity benefit payments, and may be viewed as a charge under the Contract. The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For more information see "WITHDRAWALS AFTER THE ANNUITY DATE," under ANNUITIZATION -- THE PAYOUT PHASE.

                            GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the 1933 Act or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of this Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, Guarantee Periods ranging from two through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of its Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%. The Guarantee Period Accounts are not available in New York, Oregon, Maryland and Pennsylvania.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Scudder Money Market Sub-Account. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company, without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration at the then current rate unless (1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) unless the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Scudder Money Market Sub-Account. Where amounts have been renewed automatically in a new Guarantee Period, the Company currently gives the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed with notice at the Company's discretion.

MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or surrender from a Guarantee Period Account on the expiration of its Guarantee Period. No Market Value Adjustment applies for the deduction of Contract fees or Rider charges. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE. All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value Adjustment, which may increase or decrease the value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value

Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                         [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

     where:    i    is the Guaranteed Interest Rate expressed as a decimal (for example: 3% = 0.03) being credited to the current Guarantee
                    Period;

               j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

               n is the number of days remaining from the effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, if the then current market rates are lower than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will INCREASE after the Market Value Adjustment is applied. If the then current market rates are higher than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will DECREASE after the Market Value Adjustment is applied.

The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value is also affected by the minimum guaranteed rate of 3%. The amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, See APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the entire initial payment, LESS ANY CONTRACT FEES OR CHARGES THAT ARE APPLICABLE TO THE GUARANTEE PERIOD ACCOUNTS. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "PAYMENTS" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE. Unless the Company is notified otherwise, if a subsequent payment is made after the Program to Protect Principal and Provide Growth Potential has been selected, and during the Guarantee Period, such payment will be allocated among the selected Sub-Accounts only. If you want the subsequent payment to be allocated to a new Guarantee Period Account while enrolled in this program, you much provide payment allocation instructions to the Company that include (1) the Guarantee Period and
(2) the dollar or percentage amount you want allocated to that Guarantee Period Account.

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "SURRENDER AND WITHDRAWALS" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE. In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals Without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted from or added to the amount withdrawn. If a surrender charge applies to the withdrawal, it will be calculated as set forth in "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS after application of the Market Value Adjustment.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Contract and on withdrawals, surrenders, or annuity benefit payments from a Contract will depend upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS PAID INTO AND RECEIVED FROM A CONTRACT IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

GENERAL

THE COMPANY. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates. The Variable Account is considered a part of and taxed with the operations of the Company and is not taxed as a separate entity.

As of the date of this Prospectus, the Variable Account and Sub-Accounts are not subject to tax, but the Company reserves the right to make a charge for any future tax liability it may incur as a result of the existence of the Contract, the Variable Account or the Sub-Accounts or for any tax imposed on the Company with respect to the income or assets of the Contract, the Variable Account or the Sub-Accounts held by the Company. Any such charge for taxes will be assessed against the Variable Account or the Sub-Accounts on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each Sub-Account account as though that Sub-Account were a separate taxable entity.

DIVERSIFICATION REQUIREMENTS. Section 817(h) of Code provides that the underlying investments held under a non-qualified annuity contract must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract. If these requirements are not met, the Owner will be taxed each year on the annual increase in Accumulated Valued unless a waiver of the diversification failure is obtained from the IRS.

The IRS has issued regulations under Section 817(h) of the Code relating to the diversification requirements for variable annuity and variable life insurance contracts. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of the assets of such account is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. These diversification requirements must be applied separately to each Sub-Account.

The Company believes that the Underlying Portfolios will comply with the current diversification requirements so that a non-qualified Contract that invests in one or more of those Portfolios will not be disqualified from annuity contract treatment by Section 817(h) of the Code. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

OWNER CONTROL. In order for a non-qualified variable annuity contract to qualify for tax deferral, assets in the segregated accounts underlying the contract must be considered to be owned by the insurance company and not by the contract owner. In three Revenue Rulings issued before the enactment of Section 817(h) of the Code in 1984, the IRS held that where a variable contract owner had certain forms of actual or potential control over the investments held under the variable annuity contract, the contract owner, rather than the issuing insurance company, would be treated as the owner and would be taxable on the income and gains produced by those assets.

In 1986, in connection with the issuance of regulations concerning the investment diversification requirements of Section 817(h), the Treasury Department announced that such regulations did not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets in the account. That announcement also stated that guidance would be issued by way of regulations or revenue rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued other than a Revenue Procedure indicating that the IRS would not apply the principles of the pre-1984 revenue rulings to an owner of a qualified contract where the only investment powers held by the contract owner were powers that could be held by a participant in a qualified plan. Due to the lack of any clear guidance regarding the investment control issue, the Company reserves the right to modify the Contract, as necessary, to prevent an Owner of the Contract from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.

QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two broad categories of variable annuity contracts: "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a tax-qualified retirement plan or program eligible for special tax treatment under the Code. A non-qualified contract is one that is not purchased in connection with a retirement plan or program eligible for special tax treatment. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see "PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS" below.

TAXATION OF THE CONTRACT

IN GENERAL. The Company believes that the Contract described in this Prospectus, with certain exceptions (see "Nonnatural Owner" below), will be considered an annuity contract under Section 72 of the Code which governs the taxation of annuities, and, if the Contract is a qualified contract, certain other provisions of the Code that will apply to it. Please note, however, if the Owner of a non-qualified Contract chooses an Annuity Date beyond the Owner's life expectancy, it is possible that the Contract may not be considered an annuity for tax purposes because there is no reasonable basis for expecting that annuity payments will ever be made under the Contract. In that event, the Owner would be taxed on the annual increase in Accumulated Value under the Contract. The Owner should consult a qualified tax adviser for more information. The following discussion assumes that a Contract will be treated as an annuity contract subject to Section 72 and, in the case of a qualified Contract, any other applicable provisions of the Code.

MANDATORY DISTRIBUTION REQUIREMENTS FOR QUALIFIED CONTRACTS. Under Section 401(a)(9) of the Code, qualified Contracts will generally be subject both to mandatory minimum distribution requirements upon attainment of age 70 1/2 by the Owner and to mandatory death benefit distribution requirements upon the death of the Owner, either before or after the commencement of benefit payments. (Note: the rules for Roth IRAs do not currently require distributions to begin during the Owner's lifetime.) To comply with Section 401(a)(9), tax-qualified plans must include a provision for the commencement of benefits when a participant attains age 70 1/2 (or under certain plans when the participant retires, if later.)


The final regulations under Section 401(a)(9) provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have not yet commenced on an irrevocable basis, except for acceleration, the required minimum distribution for that year must be computed by determining the entire interest of the Owner in the Contract as of the prior December 31 and dividing that amount by the applicable distribution period as determined under the regulations. (Note: As of the date of this Prospectus, "entire interest" is defined as "the dollar amount credited to the employee or beneficiary under the annuity contract without regard to the actuarial value of any other benefits, such as minimum survivor benefits, that will be provided under the contract." However, final regulations have been issued and are effective for distributions required for calendar years 2006 and thereafter. The definition of "entire interest" will then take into account the actuarial value of other benefits.)

The final regulations further provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have commenced on an irrevocable basis, payments under such contract must generally be non-increasing. According to the final regulations, payments will not fail to satisfy the non-increasing payment requirement merely because payments are increased in one or more of the following ways:

(1)  By a constant percentage, applied not less frequently than annually;

(2) To provide a final payment upon the death of the employee that does not exceed the excess of the total value being annuitized over the total payments before the death of the employee;

(3) As a result of dividend payments or other payments that result from actuarial gains, but only if actuarial gain is measured no less frequently than annually and the resulting dividend payments or other payments are either paid no later than the year following the year for which the actuarial experience is measured or paid in the same form as the payment of the annuity over the remaining period of the annuity, beginning no later than the year following the year for which the actuarial experience is measured; and

(4) An acceleration of payments under the annuity which is defined as a shortening of the payment period with respect to an annuity or a full or partial commutation of the future annuity payments. An increase in the payment amount will be treated as an acceleration of payments in the annuity only if the total future expected payments under the annuity (including the amount of any payment made as a result of the acceleration) is decreased as a result of the change in payment period.

Some forms of annuity payments permitted under the Contract may not meet the requirements under the final regulations issued pursuant to Section 401(a)(9). In the event that future IRS regulations and/or rulings would require Contract modifications in order for distributions to the Owner to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply and it reserves the right to make such changes as it deems appropriate for that purpose.

To comply with Section 401(a)(9) of the Code, tax-qualified plans must also include provisions for the distribution of plan benefits after the death of the participant. If the surviving spouse of the participant is the beneficiary subject to the terms of such a plan, Section 401(a)(9) permits the surviving spouse to defer the commencement of benefits until he or she reaches age 70 1/2, at which time the minimum distribution requirements will apply as though the spouse were a plan participant.


If the beneficiary of a qualified Contract is not the participant's surviving spouse, the operation of the death benefit distribution requirements of Section 401(a)(9) will depend upon whether annuity payments have commenced. If the participant dies and annuity payments have commenced, the entire remaining interest must be distributed to the beneficiary at least as rapidly as under the method of distribution being used as of the date of the participant's death. If the participant dies before annuity payments have commenced, the entire interest must be distributed to the beneficiary either (i) within five years after the participant's death and/or (ii) in distributions that commence within one year after the date of death and are made in substantially equal amounts over a period not extending beyond the life or life expectancy of the beneficiary.

If a beneficiary intends to comply with the substantially equal payment requirements without electing annuity payments, the required minimum distribution for any year must be computed by determining the entire interest of the owner in the Contract as of the prior December 31 and dividing that amount by the life expectancy of the owner and beneficiary as determined under the regulations. If the beneficiary intends to comply with the requirement by electing to receive annuity payments, these payments must satisfy the "nonincreasing payment" requirement discussed above. Some forms of annuity payments offered under the Contract may not satisfy these requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order for distributions to a beneficiary to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

MANDATORY DISTRIBUTION REQUIREMENTS FOR NON-QUALIFIED CONTRACTS. Under Section 72(s) of the Code, a non-qualified annuity contract must contain specified provisions with respect to the distribution of the amounts held under the contract following the death of the contract owner. If this requirement is not met, the owner will be taxed each year on the annual increase in Accumulated Value. This Contract contains provisions that are designed to meet the requirements of Section 72(s).

Under Section 72(s), if the Owner's surviving spouse is the beneficiary, the surviving spouse may retain the contract and continue deferral during his or her lifetime. If the beneficiary of the Contract is not the Owner's surviving spouse, the specific distribution requirement applicable under Section 72(s) will depend upon whether annuity payments have commenced. If the Owner dies after annuity payments have commenced, the entire remaining interest under the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death. If the Owner dies before annuity payments have commenced, then the entire amount held under the Contract must be distributed:

(1)  within five years after the death of the Owner, and/or

(2) in distributions that commence within one year after the date of death and are made in substantially equal amounts over a period not extending beyond the life or life expectancy of the beneficiary.

No regulations have been issued under Section 72(s), but in a private letter ruling issued in 2001, the IRS held that distributions made to the designated beneficiary under a non-qualified variable annuity contract under a procedure that provided for payments over the life expectancy of the beneficiary would qualify under the "substantially equal" procedure described in (ii) above, even though the beneficiary had the right to accelerate payments under the distribution procedure so long as the payments continued automatically unless and until such an acceleration occurred. In the event that future IRS regulations and/or rulings would require Contract modification in order to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply and it reserves the right to make such changes as it deems appropriate for that purpose.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, increases in the Contract's Accumulated Value are not taxable to the Owner until withdrawn from the Contract. Under the current provisions of the Code, amounts received or deemed to have been received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first allocable to any investment gains credited to the contract over the taxpayer's "investment in the contract" and, to that extent, are treated as gross income subject to federal income taxation. For this purpose, the "investment in the contract" is the total of all payments to the Contract that were not excluded from the Owner's gross income less any amounts previously withdrawn from the Contract which were excluded from income as recovery of the investment in the Contract. For purposes of computing the taxable amount of any distribution under these rules, Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract.

ANNUITY PAYOUTS AFTER ANNUITIZATION. After annuity benefit payments begin under the Contract, a portion of each such payment received may generally be excluded from gross income as a recovery of the investment in the Contract. Different formulas apply to the computation of the excludable portion with respect to fixed annuity payments and with respect to variable annuity payments, but the general effect of both formulas is to allocate the exclusion from gross income for the investment in the Contract ratably over the period during which annuity payments will be received. All annuity payments received in excess of this excludable amount are taxable as ordinary income. Once the investment in the Contract is fully recovered, because payments under the Contract have continued for longer than expected, the entire amount of all future payments will be taxable. If the annuitant dies before the entire investment in the Contract is recovered, a deduction for the remaining amount is allowed on the annuitant's final tax return.

PARTIAL WITHDRAWALS AFTER ANNUITIZATION. The Treasury Regulations under Section 72 provide that a lump-sum partial withdrawal from an annuity contract is to be treated partly as return of a proportionate amount of the investment in the Contract with the excess taxable in full as ordinary income. With respect to such a partial withdrawal from a qualified contract, the IRS has continued to apply this provision of the Regulations. However, with respect to a non-qualified contract, the IRS issued a private letter ruling in 2000 taking the position that no portion of such a partial withdrawal would be treated as a return of the investment in the contract until after the full amount of the accumulated income under the contract had been distributed. IN LIGHT OF THE UNCERTAINTY AS TO THE TAXATION OF SUCH WITHDRAWALS, OWNERS OF NON-QUALIFIED CONTRACTS SHOULD CONSULT THEIR TAX ADVISERS PRIOR TO MAKING PARTIAL WITHDRAWALS AFTER ANNUITIZATION. OWNERS OF QUALIFIED CONTRACTS SHOULD ALSO CONSULT THEIR TAX ADVISERS WITH RESPECT TO THE POSSIBLE EFFECT OF PARTIAL WITHDRAWALS FROM A QUALIFIED CONTRACT AFTER ANNUITIZATION ON THE COMPLIANCE OF THE CONTRACT WITH THE MINIMUM DISTRIBUTION REQUIREMENTS OF SECTION 401(a)(9). SEE "MANDATORY DISTRIBUTION REQUIREMENTS FOR QUALIFIED CONTRACTS" ABOVE.

PENALTY ON EARLY DISTRIBUTIONS. Under Section 72(q) of the Code, a 10% penalty tax may be imposed on the withdrawal of investment gains from a non-qualified Contract if the withdrawal is made prior to age 59 1/2. A similar 10% penalty tax is imposed under Section 72(t) of the Code on withdrawals or distributions of investment gains from a qualified Contract prior to age 59 1/2. The penalty tax will not be imposed on withdrawals:

     -    taken on or after age 59 1/2; or

     - if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code); or in the case of the Owner's "total disability" (as defined in the Code); or

     - if withdrawals from a qualified Contract are made to an employee who has terminated employment after reaching age 55; or

     - irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee or the payee and a beneficiary.

No regulations have been issued under either Code Section 72(q) or 72(t), but the IRS has recognized three computation procedures that will result in a pattern of payments that will meet the "substantially equal" periodic payment requirement. This requirement will also be met if the Owner elects to have fixed annuity payments made over a period that does not exceed the Owner's life expectancy, or the joint life expectancy of the Owner and beneficiary. The requirement will also be met if the Owner elects to have variable annuity payments made over a period that does not exceed the Owner's life expectancy, or the joint life expectancy of the Owner and beneficiary and the number of units withdrawn to make each variable annuity payment is substantially the same. Any modification of distributions which are part of a series of substantially equal periodic payments that occurs before the later of the Owner's reaching age
59 1/2 or five years, other than by reason of death or disability, will subject the Owner to the 10% penalty tax on the prior distributions that were previously exempted from the penalty. A partial withdrawal from a Contract made after annuitization, but before the later of the Owner reaching age 59 1/2 or five years, would also be subject to this recapture rule.

In a number of private letter rulings, the IRS has held that distributions from a qualified plan made over the life expectancy of the participant or the participant and a beneficiary in any amount determined by amortizing the plan account value over the life expectancy of the payee or payees (life expectancy distributions) would qualify under the "substantially equal" payment exception to the penalty with respect to distributions prior to age 59 1/2, even though the procedure for calculating the life expectancy distributions could be modified by the payees. In a private letter ruling issued in 1991 with respect to a non-qualified annuity contract, however, the IRS took the position that life expectancy payments from an annuity contract would not be considered as part of a "series of substantially equal payments" within the meaning of the exception. Subsequently, in a private letter ruling issued in 2000, the IRS held that life expectancy distributions made under a non-qualified variable annuity contract would qualify under the "substantially equal" payment exception to the penalty with respect to distributions prior to age 59 1/2, even though the procedure for calculating the life expectancy distributions could be modified by the payees. The distinction between the adverse 1991 private later ruling and the favorable 2000 private letter ruling appears to be that under the facts considered in the 1991 ruling, action by the payee was required to initiate each payment, while in the facts considered in the 2000 ruling, the payments continued automatically unless specifically modified.

Some forms of annuity payments permitted under the Contracts may not meet the "substantially equal" payment requirements under Section 72(q) or Section 72(s). Because of the uncertainties regarding these issues, a qualified tax adviser should be consulted prior to any request for a withdrawal from a Contract prior to age 59 1/2.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract without receiving adequate and full consideration for the transfer, Section 72 of the Code generally requires the Owner to report taxable income equal to any investment gain in value over the Owner's cost basis at the time of the transfer. This acceleration rule applies to a transfer to another individual (other than the Owner's spouse) or to a nonnnatural person, such as a trust. If the transfer is to a charity, the Owner may be allowed a deduction for some or all of the value of the Contract transferred. If the transfer is not to a charity, the Owner may also be subject to gift tax on some or all of the value of the Contract transferred without adequate and full consideration.

NONNATURAL OWNERS. As a general rule, deferred annuity contracts owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the Issue Date (an immediate annuity) or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A mandatory 20% withholding requirement applies to distributions from most other qualified contracts if such distribution would have been eligible to be rolled over into another qualified plan. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS

Federal income taxation of assets held inside a qualified retirement plan and of earnings on those assets is deferred until distribution of plan benefits begins. As such, it is not necessary to purchase a variable annuity contract solely to obtain its tax deferral feature. However, other features offered under this Contract and described in this Prospectus -- such as the minimum guaranteed death benefit, the guaranteed fixed annuity rates and the wide variety of investment options -- may make this Contract a suitable investment for your qualified retirement plan.

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

Qualified Contracts may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to owners of non-qualified Contracts. Individuals purchasing a qualified Contract should carefully review any such changes or limitations that may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees, including self-employed individuals. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES. Sections 408 and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: This term covers all IRAs permitted under Sections 408 and 408A of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to cancel the Contract as described in this Prospectus. See "RIGHT TO CANCEL" under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE. The Contract, including all available riders, was filed with the IRS and its form approved as a prototype. Such an approval is an approval as to the form of the Contract and does not represent a determination of its merits.

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAs"). Under the provisions of Section 403(b) of the Code, payments made to annuity Contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a Contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                             STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Portfolios. At least annually, but possibly as frequently as quarterly, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans may in the future be confirmed quarterly rather than by immediate confirmations.)

The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Portfolio no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Portfolio should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Portfolio and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Underlying Portfolio or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Portfolios also are issued to variable accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Underlying Portfolios also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company and the underlying investment companies do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the trustees of and the Underlying Portfolios intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law to:

(1) transfer assets from the Variable Account or Sub-Account to another of the Company's variable accounts or sub-accounts having assets of the same class,

(2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

(3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act,

(4) to substitute the shares of any other registered investment company for the Portfolio shares held by a Sub-Account, in the event that Portfolio shares are unavailable for investment, or if the Company determines that further investment in such Portfolio shares is inappropriate in view of the purpose of the Sub-Account,

(5)  to change the methodology for determining the net investment factor,

(6)  to change the names of the Variable Account or of the Sub-Accounts and.

(7) To combine with other Sub-Accounts or other Separate Accounts of the Company.

If any of these changes is made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described be made without notice to Owners in accordance with the 1940 Act.

                    CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation (or any laws, regulations or rules of any jurisdiction in which the Company is doing business), including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. Owners will be given written notice of such changes.

                                  VOTING RIGHTS

The Company will vote Underlying Portfolio shares held by each Sub-Account in accordance with instructions received from Owners. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Portfolio, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions that are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner may cast will be determined by the Company as of the record date established by the Underlying Portfolio. During the accumulation period, the number of Underlying Portfolio shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Portfolio share. During the annuity payout phase, the number of Underlying Portfolio shares attributable to each Owner will be determined by dividing the reserve held in each Sub-Account for the Owner's variable annuity by the net asset value of one Underlying Portfolio share. Ordinarily, the Owner's voting interest in the Underlying Portfolio will decrease as the reserve for the variable annuity is depleted.

                                  DISTRIBUTION

VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.), serves as the principal underwriter of the Contracts. VeraVest Investments, Inc., located at 440 Lincoln Street, Worcester, MA 01653, is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). It is a wholly-owned subsidiary of Allmerica Financial.

The Contracts offered by this Prospectus were previously sold by certain independent broker-dealers registered under the Securities and Exchange Act of 1934 and members of the NASD. The Contract was also offered through VeraVest Investments Inc. The Company paid commissions not to exceed 7.0% of payments to broker-dealers that sold the Contract. The Company currently does not pay direct commissions on additional payments to the Contracts. However, alternative commission schedules may be in effect with lower initial commission amounts plus ongoing annual compensation of up to 1% of the Contract's Accumulated Value.

To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to independent marketing organizations and broker-dealers based on the Contract's Accumulated Value, sales volumes, the performance of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. The Company will retain any surrender charges assessed on a Contract.

                                  LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.


On July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP V. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5 million. Plaintiffs, who the Company subsequently identified as engaging in frequent transfers of significant sums between sub-accounts that in our opinion constituted "market timing", were subject to restrictions upon such trading that we imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. We filed a motion for reconsideration and clarification of the court's partial summary judgment opinion, which was denied on April 8, 2004.

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts equal to the surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from our alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy, they have been able to obtain returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in December 2001.

The Company intends to vigorously defend this matter, and regard plaintiffs claims for lost trading profits as being highly speculative and, in any case, subject to an obligation to mitigate damages. In addition, any damages for lost profits should, in our view, terminate as a result of the investment management industry's and regulators' actions to eliminate market timing, such as implementing "fair value" pricing.

While the monetary damages sought by plaintiffs, if awarded, could have a material adverse effect on the Company's financial position, in the Company's judgment, the outcome is not expected to be material to the Company's financial position, although it could have a material effect on the results of operations for a particular quarter or annual period.


                               FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to a separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the Fixed Account with interest at an effective annual rate of at least 3%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.


TRANSFERS TO OR FROM THE FIXED ACCOUNT
Where permitted by state law, transfers to or from the Fixed Account will be subject to the following conditions:

Transfers TO the Fixed Account will be permitted only if:
- the Accumulated Value allocated to the Fixed Account is less than 25% of the Contract's Accumulated Value, as of the Valuation Day preceding the date of the request for transfer; and
- following the transfer, the Accumulated Value allocated to the Fixed Account will be less than or equal to 25% of the Contract's Accumulated Value.

Transfers FROM the Fixed Account will be permitted only if:
- there has been a period of 90 calendar days since the last transfer TO OR FROM the Fixed Account; and
- the transfer amount is less than or equal to the greater of (a) 10% of the Accumulated Value allocated to the Fixed Account or (b) $10,000.

IF THE COMPANY RECEIVES A TRANSFER REQUEST THAT DOES NOT SATISFY THE ABOVE CONDITIONS, THE COMPANY WILL REFUSE THE ENTIRE TRANSFER REQUEST. If the Company refuses a transfer request, the Company will notify the Owner as soon as practicable.

New Payments allocated to the Fixed Account and automatic transfers from the Fixed Account under the Dollar-Cost-Averaging Option are not considered "transfers" under the above conditions. The Company reserves the right to discontinue offering Dollar-Cost-Averaging Options that utilize the Fixed Account as the source account.

Notwithstanding the above, the Company will permit one transfer from the Fixed Account, which will not be considered a "transfer" under the above conditions, in order for the Owner to implement an asset allocation program. In addition, the Company will permit one transfer to the Fixed Account, which will not be considered a "transfer" under the above conditions, upon the termination of an asset allocation program.

The Company reserves the right to amend the transfer conditions in its sole discretion. Certain states may also impose restrictions on payments and transfers to the Fixed Account.

                                   APPENDIX B

                     OPTIONAL ENHANCED DEATH BENEFIT RIDERS

The Company offered a number of optional Enhanced Death Benefit (EDB) Riders that could be elected at issue depending on the age of the oldest Owner (or the oldest Annuitant if the Owner is not a natural person).

If you elected an Enhanced Death Benefit Rider, it will remain in effect until the earliest of (a) the Annuity Date; (b) the date the Company determines that a death benefit is payable and the Contract is not continued by the spouse as provided in "THE SPOUSE OF THE OWNER AS BENEFICIARY" under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE; or (c) surrender of the Contract. The
Company reserves the right to discontinue offering any of the described EDB Riders at any time. Such discontinuance would not affect previously issued EDB Riders.

The following is a list of the various Enhanced Death Benefit Riders that you may have had available to you at issue. (Not all Riders were available at the same time or in all states. To determine which Rider you have, you should check the form number in the lower left-hand corner.

     1.   Annual Step-Up EDB Rider (Form 3309)
     2. Annual Step-Up With 5% Roll-Up EDB Rider (ONLY AVAILABLE IN TEXAS Form 3311-02)
     3.   10% Breakthrough With 5% Roll-Up EDB Rider (Form 3317-02)
     4.   Annual Step-Up With 7% Roll-Up EDB Rider (Form 3313-02)
     5.   Annual Step-Up Enhanced Death Benefit EDB Rider (Form 3265-99):
     6.   Annual Step-Up With 5% Roll-Up EDB Rider (TEXAS ONLY - Form 3305-01.1)
     7. 7% Roll-Up EDB Rider (Either (a) Form 3266-99 or (b) Form 3303-01 depending on state approval)
     8.   Annual Step-Up With 7% Roll-Up EDB Rider (Either (a)Form 3264-99 or
          (b)Form 3304-01 depending on state approval)

1.   ANNUAL STEP-UP ENHANCED DEATH BENEFIT RIDER (FORM 3309-02)

This Annual Step-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce the applicable values on a proportionate basis.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or (2) on or after his/her 90th birthday.

I. DEATH BEFORE 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is a non-natural person), dies before the Annuity Date and before his/her 90th birthday, the death benefit will be the GREATER of:

          (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Principal Office, increased for any positive Market Value Adjustment, if applicable; or

          (b) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and proportionately reduced for subsequent withdrawals.

II. DEATH ON OR AFTER 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is a non-natural person) dies before the Annuity Date and on or after his/her 90th birthday, the death benefit will be the GREATEST of:

          (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Principal Office, increased for any positive Market Value Adjustment, if applicable;

          (b) the highest Accumulated Value on any Contract anniversary prior to the deceased's 90th birthday, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and proportionately reduced for subsequent withdrawals; and

          (c) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

PROPORTIONATE REDUCTION: For each withdrawal, the proportionate reduction is calculated by multiplying the Section I(b), II(b) or , II(c) value, whichever is applicable, immediately prior to the withdrawal by the following fraction:

                            Amount of the Withdrawal
          ------------------------------------------------------------
                Accumulated Value determined immediately prior to
                                 the Withdrawal

2. ANNUAL STEP-UP WITH 5% ROLL-UP ENHANCED DEATH BENEFIT RIDER (FORM 3311-02 - TEXAS ONLY)

This Annual Step-Up with 5% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 5% growth until the date of death or the deceased's 80th birthday, whichever occurs first, and provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce applicable values on a direct basis (i.e. dollar for dollar), and/or on a proportionate basis as outlined below.

The calculation of the death benefit depends upon whether death occurs (1) before or on the deceased's Owner's 80th birthday, (2) after his/her 80th birthday but before his/her 90th birthday or (3) on or after his/her 90th birthday.

I. DEATH BEFORE OR ON 80TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before or on his/her 80th birthday, the death benefit will be the GREATEST of:

      (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Principal Office, increased for any positive Market Value Adjustment, if applicable;

      (b) gross payments accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied and ending on the date of death, adjusted for withdrawals as they occur; and

      (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive Market Value Adjustment, if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

II. DEATH AFTER 80TH BIRTHDAY BUT BEFORE 90TH BIRTHDAY. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but after his/her 80th birthday and before his/her 90th birthday, the death benefit will be the GREATEST of:

      (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Principal Office, increased for any positive Market Value Adjustment, if applicable;

      (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments, and adjusted for subsequent withdrawals; and

      (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive Market Value Adjustment if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

III. DEATH ON OR AFTER 90TH BIRTHDAY. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit will be the GREATEST of:

      (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Principal Office, increased for any positive Market Value Adjustment, if applicable;

      (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments, and adjusted for subsequent withdrawals;

      (c) the highest Accumulated Value on any Contract anniversary date prior to the deceased's 90th birthday, as determined after being increased for any positive Market Value Adjustment, if applicable, and subsequent payments, and adjusted for subsequent withdrawals; and

      (d) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments, and adjusted for subsequent withdrawals.

EFFECT OF PARTIAL WITHDRAWALS: For purposes of determining the effect of partial withdrawals under this Rider, withdrawals are classified as either (a) Proportionate Withdrawals or (b) Direct (Dollar-for-Dollar) Withdrawals.

(a) PROPORTIONATE WITHDRAWALS. Proportionate Withdrawals are withdrawals that proportionately reduce the applicable death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

                Amount of the Proportionate Reduction Withdrawal
          ------------------------------------------------------------
                Accumulated Value determined immediately prior to
                                 the Withdrawal

ALL WITHDRAWALS REFERRED TO IN SECTIONS I(c), II(b), II(c), III(b), III(c) AND III(d) ARE PROPORTIONATE WITHDRAWALS.

(b) DIRECT (DOLLAR-FOR-DOLLAR) WITHDRAWALS. Direct (Dollar-for-Dollar) Withdrawals are withdrawals that directly reduce the value referenced in
     Section I(b) by an amount equal to the amount of the withdrawal.

To the extent that no allocation has ever been made to the Fixed Account or to a Guarantee Period Account, all withdrawals referenced in Section I(b) taken in a Contract year that total an amount less than or equal to 5% of gross payments (determined as of the Valuation Date of the withdrawal) less all prior withdrawals in that Contract Year will be classified as a Direct (Dollar-for-Dollar) Withdrawal. That part of a withdrawal that exceeds this amount is classified as a Proportionate Withdrawal.

PLEASE NOTE THAT ONCE AN ALLOCATION HAS BEEN MADE TO THE FIXED ACCOUNT OR THE GUARANTEE PERIOD ACCOUNT, ALL FUTURE WITHDRAWALS AS REFERRED TO IN SECTION I(b), REGARDLESS OF THE AMOUNT, ARE CLASSIFIED AS PROPORTIONATE WITHDRAWALS. ONCE A PROPORTIONATE WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR FOR PURPOSES OF SECTION I(b) ARE CLASSIFIED AS PROPORTIONATE WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT(DOLLAR-FOR-DOLLAR) WITHDRAWALS.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 5% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

3. 10% BREAKTHROUGH WITH 5% ROLL-UP ENHANCED DEATH BENEFIT RIDER (FORM 3317-02)

This 10% Breakthrough with 5% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. Withdrawals reduce the applicable values on a proportionate basis. The death benefit under I(b) guarantees 5% growth until the date of death or the deceased's 80th birthday, whichever occurs first. The "Current Breakthrough Value" on the date of death or the deceased's 90th birthday, whichever occurs first, is the (c) value guaranteed as the death benefit. On the issue date of the Contract, the Current Breakthrough Value is equal to the initial payment. The "Target Breakthrough Value" is equal to 110% of the Current Breakthrough Value. Each time the Accumulated Value of the Contract reaches the Target Breakthrough Value, that Target Breakthrough Value becomes the new Current Breakthrough Value. A new Target Breakthrough Value, which is 110% of the new Current Breakthrough Value, is then set. The Current Breakthrough Value is increased by subsequent Payments and proportionately reduced by withdrawals; see below.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or on the deceased's Owner's 80th birthday, (2) after his/her 80th birthday but before his/her 90th birthday, or (3) on or after his/her 90th birthday.

I. DEATH BEFORE OR ON DECEASED'S 80TH BIRTHDAY. If an Owner, (or an Annuitant if the Owner is a non-natural person), dies before the Annuity Date and before or on his/her 80th birthday, the Death Benefit will be the GREATEST of:

      (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Principal Office, increased for any positive Market Value Adjustment ("MVA"), if applicable; or

      (b) gross payments accumulated daily at an effective annual yield of 5%, starting on the date each gross payment is applied and ending on the date of death, proportionately reduced for withdrawals as they occur; and

      (c) the Current Breakthrough Value on the date of death, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

II. DEATH AFTER DECEASED'S 80th BIRTHDAY BUT BEFORE 90TH BIRTHDAY. If an Owner, or an Annuitant if the Owner is a non-natural person, dies before the Annuity Date and after his/her 80th birthday but before his/her 90th birthday, the Death Benefit will be the greatest of:

      (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Principal Office, increased for any positive MVA, if applicable;

      (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals; and

      (c) the Current Breakthough Value on the date of death, increased for subsequent payments, and proportionately reduced for subsequent withdrawals.

III. DEATH ON OR AFTER DECEASED'S 90TH BIRTHDAY. If an Owner, or an Annuitant if the Owner is a non-natural person, dies on or after his/her 90th birthday, the Death Benefit will be the greatest of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Principal Office, increased for any positive MVA, if applicable;

     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals;

     (c) the Current Breakthrough Value on the deceased's 90th birthday, increased for subsequent payments, and proportionately reduced for subsequent withdrawals; and

     (d) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments, and proportionately reduced for subsequent withdrawals.

EFFECT OF PAYMENTS ON THE BREAKTHROUGH EDB RIDER
Subsequent payments increase the Current Breakthrough Value by the amount of the payment. Following a payment, the Target Breakthrough Value will be 110% of the new Current Breakthrough Value.

When a Payment is made:

         (a) the Current Breakthrough Value increases by the amount of the payment; and

         (b) the Target Breakthrough Value increases to 110% of the Current Breakthrough Value immediately after the payment.

For example, assume that immediately prior to a payment, the Current Breakthrough Value is $100,000, the Accumulated Value is $105,000, and the Target Breakthrough Value is $110,000. The Owner then makes a payment of $10,000. The new Current Breakthrough Value is $110,000, the Accumulated Value is $115,000, and the new Target Breakthrough Value is $121,000 (110% of $110,000).

EFFECT OF WITHDRAWALS ON THE BREAKTHROUGH EDB RIDER
Subsequent withdrawals proportionately reduce the Current Breakthrough Value, as described below. Following a withdrawal, the Target Breakthrough Value will be 110% of the Current Breakthrough Value.
When a withdrawal is taken:

(a) the Current Breakthrough Value decreases proportionately, as described below; and

(b) the Target Breakthrough Value decreases to 110% of the Current Breakthrough Value immediately after the withdrawal.

CALCULATION OF PROPORTIONATE REDUCTION DUE TO WITHDRAWALS
The proportionate reduction in a death benefit or in the Current Breakthrough Value is calculated by multiplying the amount of the death benefit or the Current Breakthrough Value immediately prior to the withdrawal by the following fraction:

                            Amount of the Withdrawal
          ------------------------------------------------------------
                Accumulated Value determined immediately prior to
                                 the Withdrawal

For example, assume that immediately prior to a withdrawal, the Current Breakthrough Value is $100,000, the Accumulated Value is $105,000, and the Target Breakthrough Value is $110,000. The Owner then makes a withdrawal of $5,000. The proportionate reduction in the Current Breakthrough Value is calculated as follows:

          Proportionate reduction      =  Current Breakthrough Value times
                                          (Amount of the Withdrawal divided by
                                          the Accumulated Value immediately
                                          prior to the withdrawal)
                                       =  $100,000 times ($5,000 divided by
                                          $105,000)
                                       =  $4,761.90
      New Current Breakthrough Value   =  $100,000 - $4,761.90 = $95,238.10
      New Target Breakthrough Value    =  110% of $95,238.10 = $104,761.91

The new Current Breakthrough Value is $95,238.10 and the new Target Breakthrough Value is $104,761.91.

4. ANNUAL STEP-UP WITH 7% ROLL-UP ENHANCED DEATH BENEFIT RIDER (FORM 3313-02)

This Annual Step-Up with 7% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 7% growth until the date of death or the deceased Owner's 80th birthday, subject to a 200% cap, and provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce the applicable values on a direct basis (i.e. dollar-for-dollar) and/or on a proportionate basis.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or on the deceased's Owner's 80th birthday, (2) after his/her 80th birthday but before his/her 90th birthday, or (3) on or after his/her 90th birthday.

I. DEATH BEFORE OR ON DECEASED'S 80TH BIRTHDAY. If an Owner, (or an Annuitant if the Owner is a non-natural person), dies before the Annuity Date and before or on his/her 80th birthday, the Death Benefit will be the GREATEST of:
(a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Principal Office, increased for any positive Market Value Adjustment ("MVA"), if applicable;

(b) gross payments accumulated daily at 7%, starting on the date each gross payment is applied and ending on the date of death, adjusted for withdrawals as they occur. This value cannot exceed 200% of the total of gross payments and Payment Credits, adjusted for withdrawals as they occur; and

(c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

II. DEATH AFTER DECEASED'S 80TH BIRTHDAY BUT BEFORE 90TH BIRTHDAY. If an Owner, or an Annuitant if the Owner is a non-natural person, dies before the Annuity Date and after his/her 80th birthday but before his/her 90th birthday, the death benefit will be the greatest of:

(a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Principal Office, increased for any positive MVA, if applicable;

(b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and adjusted for subsequent withdrawals; and

(c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

III. DEATH ON OR AFTER DECEASED'S 90TH BIRTHDAY. If an Owner, or an Annuitant if the Owner is a non-natural person, dies before the Annuity Date but on or after his/her 90th birthday, the death benefit will be the greatest of:

(a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Principal Office, increased for any positive MVA, if applicable;

(b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and adjusted for subsequent withdrawals;

(c) the highest Accumulated Value on any Contract anniversary prior to the deceased's 90th birthday, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and adjusted for subsequent withdrawals; and

(d) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments, and adjusted for subsequent withdrawals.

EFFECT OF PARTIAL WITHDRAWALS: For purposes of determining the effect of partial withdrawals under this Rider, withdrawals are classified as either (a) Proportionate Withdrawals or (b) Direct (Dollar-for Dollar) Withdrawals.

(a) PROPORTIONATE WITHDRAWALS. Proportionate Withdrawals are withdrawals that proportionately reduce the appropriate death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

                Amount of the Proportionate Reduction Withdrawal
          ------------------------------------------------------------
                Accumulated Value determined immediately prior to
                                 the Withdrawal

ALL WITHDRAWALS REFERRED TO IN SECTIONS I(c), II(b), II(c), III(b), III(c) AND III(d) ARE PROPORTIONATE WITHDRAWALS.

(b) DIRECT (DOLLAR-FOR-DOLLAR) WITHDRAWALS. Direct (Dollar-for-Dollar) Withdrawals are withdrawals that directly reduce the value referenced in Section I(b) by an amount equal to the amount of the withdrawal.

To the extent that no allocation has ever been made to the Fixed Account or to a Guarantee Period Account, all withdrawals referenced in Section I(b) taken in a Contract year that total an amount less than or equal to 7% of gross payments (determined as of the Valuation Date of the withdrawal) less all prior withdrawals in that Contract year will be classified as a Direct (Dollar-for-Dollar) Withdrawal. That part of a withdrawal that exceeds this amount is classified as a Proportionate Withdrawal.

PLEASE NOTE THAT ONCE AN ALLOCATION HAS BEEN MADE TO THE FIXED ACCOUNT OR THE GUARANTEE PERIOD ACCOUNT, ALL FUTURE WITHDRAWALS AS REFERRED TO IN SECTION I(b), REGARDLESS OF THE AMOUNT, ARE CLASSIFIED AS PROPORTIONATE WITHDRAWALS. ONCE A PROPORTIONATE WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR FOR PURPOSES OF SECTION I(b) ARE CLASSIFIED AS PROPORTIONATE WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT (DOLLAR-FOR-DOLLAR) WITHDRAWALS.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 7% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

5. ANNUAL STEP-UP ENHANCED DEATH BENEFIT RIDER (FORM 3265-99)

This Annual Step-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce the applicable values on a proportionate basis.

The calculation of the death benefit depends upon whether death occurs (1) before or (2) on or after the deceased's 90th birthday.

I. DEATH BEFORE 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before his/her 90th birthday, the death benefit is equal to the GREATEST of:

      (a) the Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment;

      (b) gross payments made to the Contract until the date of death, proportionately reduced to reflect withdrawals; or

      (c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for any positive Market Value Adjustment and subsequent payments and proportionately reduced for subsequent withdrawals.

II. DEATH ON OR AFTER 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit is equal to the GREATER of:

      (a) the Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment; or

      (b) the death benefit, as calculated under Section I, that would have been payable on the Contract anniversary prior to the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

PROPORTIONATE REDUCTION: For each withdrawal, the proportionate reduction is calculated by multiplying the Section I(b), I(c) or II(b) value, whichever is applicable, immediately prior to the withdrawal by the following fraction:

                            Amount of the Withdrawal
          ------------------------------------------------------------
                Accumulated Value determined immediately prior to
                                 the Withdrawal

6. ANNUAL STEP-UP WITH 5% ROLL-UP ENHANCED DEATH BENEFIT RIDER (FORM 3305-01.1 ONLY AVAILABLE IN TEXAS

This Annual Step-Up with 5% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 5% growth until the date of death or the deceased's 90th birthday, whichever occurs first, and provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce applicable values on a direct basis (i.e. dollar for dollar), and/or on a proportionate basis as outlined below. For purposes of the Blended Withdrawal Methodology discussed below, the Fixed Account and the Guarantee Period Accounts are considered Restricted Funds. ONCE AN ALLOCATION HAS BEEN MADE TO A RESTRICTED FUND, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE PROPORTIONATE REDUCTION WITHDRAWALS.

PROPORTIONATE REDUCTION WITHDRAWALS. Proportionate Reduction Withdrawals are withdrawals that proportionately reduce the appropriate death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

                Amount of the Proportionate Reduction Withdrawal
                ------------------------------------------------
        Accumulated Value determined immediately prior to the withdrawal

ALL REDUCTIONS UNDER SECTION I(c) AND II(b) BELOW ARE PROPORTIONATE REDUCTION WITHDRAWALS.

DIRECT REDUCTION WITHDRAWALS (DOLLAR-FOR-DOLLAR). Direct Reduction Withdrawals are withdrawals that directly reduce (i.e. dollar-for-dollar) the appropriate death benefit value by an amount equal to the amount of the withdrawal.

BLENDED WITHDRAWAL METHODOLOGY. Under the Blended Withdrawal Methodology, if no allocation has ever been made to a Restricted Fund, all withdrawals that total an amount less than or equal to 5% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year are Direct Reduction Withdrawals (i.e. Dollar-for-Dollar). That part of a withdrawal that exceeds 5% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year is classified as a Proportionate Reduction Withdrawal.

ONCE A PROPORTIONATE REDUCTION WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. SIMILARLY, AS NOTED ABOVE, ONCE AN ALLOCATION IS MADE TO A RESTRICTED FUND (CURRENTLY THE FIXED ACCOUNT AND ANY GUARANTEE PERIOD ACCOUNT), ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT REDUCTION WITHDRAWALS.

The calculation of the death benefit depends upon whether death occurs (1) before or on or (2) after the deceased's Owner 90th birthday.

I. DEATH BEFORE OR ON 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before or on his/her 90th birthday, the death benefit will be the GREATEST of:

      (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, have been received at the Company's Principal Office, increased for any positive Market Value Adjustment, if applicable;

      (b) gross payments accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied and ending on the date of death, adjusted for withdrawals as they occur; and

      (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive Market Value Adjustment, if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

II. DEATH AFTER 90TH BIRTHDAY. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but after his/her 80th birthday and before his/her 90th birthday, the death benefit will be the GREATEST of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, have been received at the Company's Principal Office, increased for any positive Market Value Adjustment, if applicable;

     (b) the death benefit, as calculated under Section I. Above, that would have been payable on the deceased's 90th birthday, increased for subsequent payments and adjusted for subsequent withdrawals.

For the (b) value, subsequent withdrawals are calculated as Proportionate Reduction Withdrawals.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 5% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

7(a) 7% ROLL-UP ENHANCED DEATH BENEFIT RIDER (FORM 3266-99)

This 7% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 7% growth until the date of death or the Contract anniversary prior to the deceased Owner's 90th birthday, whichever occurs first, subject to a 200% cap. Withdrawals reduce the applicable values on a proportionate basis.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or (2) on or after his/her 90th birthday

I. DEATH BEFORE 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before his/her 90th birthday, the death benefit will be the GREATER of:

      (a) the Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment; or

      (b) gross payments, accumulated daily at an effective annual yield of 7% from the date each payment is applied until the date of death, proportionately reduced to reflect withdrawals.

The value determined in section (b) above cannot exceed 200% of gross payments and Payment Credits, proportionately reduced for subsequent withdrawals.

II. DEATH ON OR AFTER 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit is equal to the GREATER of:

      (a) the Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment; or

      (b) the death benefit, as calculated under Section I above, that would have been payable on the Contract anniversary prior to the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

PROPORTIONATE REDUCTION: For each withdrawal, the proportionate reduction is calculated by multiplying the Section I(b) or II(b) value, whichever is applicable, immediately prior to the withdrawal by the following fraction:

                            Amount of the Withdrawal
          ------------------------------------------------------------
                Accumulated Value determined immediately prior to
                                 the Withdrawal

7(b). 7% ROLL-UP ENHANCED DEATH BENEFIT RIDER (FORM 3303-01)

This 7% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 7% growth until the date of death or the deceased Owner's 90th birthday, whichever occurs first, subject to a 200% cap. For purposes of determining the effect of withdrawals under this EDB Rider, withdrawals are classified as Proportionate Reduction Withdrawals and/or Direct Reduction Withdrawals (i.e. Dollar-for-Dollar). For purposes of the Blended Withdrawal Methodology discussed below, the Fixed Account and the Guarantee Period Accounts are considered Restricted Funds. ONCE AN ALLOCATION HAS BEEN MADE TO A RESTRICTED FUND, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE PROPORTIONATE REDUCTION WITHDRAWALS.

PROPORTIONATE REDUCTION WITHDRAWALS. Proportionate Reduction Withdrawals are withdrawals that proportionately reduce the appropriate death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

                Amount of the Proportionate Reduction Withdrawal
                ------------------------------------------------
        Accumulated Value determined immediately prior to the withdrawal

ALL REDUCTIONS UNDER SECTION II(b) BELOW ARE PROPORTIONATE REDUCTION
WITHDRAWALS.

DIRECT REDUCTION WITHDRAWALS (DOLLAR-FOR-DOLLAR). Direct Reduction Withdrawals are withdrawals that directly reduce (i.e. dollar-for-dollar) the appropriate death benefit value by an amount equal to the amount of the withdrawal.

BLENDED WITHDRAWAL METHODOLOGY. Under the Blended Withdrawal Methodology, if no allocation has ever been made to a Restricted Fund, all withdrawals that total an amount less than or equal to 7% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year are Direct Reduction Withdrawals (i.e. Dollar-for-Dollar). That part of a withdrawal that exceeds 7% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year is classified as a Proportionate Reduction Withdrawal.

ONCE A PROPORTIONATE REDUCTION WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. SIMILARLY, AS NOTED ABOVE, ONCE AN ALLOCATION IS MADE TO A RESTRICTED FUND (CURRENTLY THE FIXED ACCOUNT AND ANY GUARANTEE PERIOD ACCOUNT), ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT REDUCTION WITHDRAWALS.

The calculation of the death benefit depends upon whether death occurs (1) before or on or (2) after the deceased's Owner 90th birthday.

I. DEATH BEFORE OR ON 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before or on his/her 90th birthday, the death benefit will be the GREATER of:

      (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork have been received at the Principal Office, increased for any positive Market Value Adjustment; or

      (b) gross payments, accumulated daily at an effective annual yield of 7% from the date each payment is applied until the date of death, reduced to reflect withdrawals using the Blended Withdrawal Methodology.

The value determined in section (b) above cannot exceed a cap of 200% of gross payments and Payment Credits, with both the value and the cap reduced by subsequent withdrawals using the Blended Withdrawal Methodology.

II. DEATH AFTER 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date but after his/her 90th birthday, the death benefit is equal to the GREATER of:
      (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork have been received at the Principal Office, increased by any positive Market Value Adjustment; or

      (b) the death benefit, as calculated under Section I above, that would have been payable on the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

Subsequent withdrawals are calculated as Proportionate Reduction Withdrawals as described above.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 7% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

8(a). ANNUAL STEP-UP WITH 7% R0LL-UP ENHANCED DEATH BENEFIT RIDER (FORM 3264-99)

This Annual Step-Up with 7% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 7% growth until the date of death or the Contract anniversary prior to the deceased Owner's 90th birthday, whichever occurs first, subject to a 200% cap and provides for annual step-ups through the Contract anniversary prior to the deceased's Owner's 90th birthday. Withdrawals reduce the applicable values on a proportionate basis.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or (2) on or after his/her 90th birthday

I. DEATH BEFORE 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before his/her 90th birthday, the death benefit will be the GREATEST of:

      (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment;

      (b) gross payments, accumulated daily at an effective annual yield of 7% from the date each payment is applied until the date of death, proportionately reduced to reflect withdrawals; and

      (c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for any positive Market Value Adjustment and subsequent payments and proportionately reduced for subsequent withdrawals.

The value determined in section (b) above cannot exceed 200% of gross payments and Payment Credits, proportionately reduced for subsequent withdrawals.

II. DEATH ON OR AFTER 90TH BIRTHDAY. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit is equal to the GREATER of:

      (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment; or

      (b) the death benefit, as calculated under Section I above, that would have been payable on the Contract anniversary prior to the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

PROPORTIONATE REDUCTION: For each withdrawal, the proportionate reduction is calculated by multiplying the Section I(b), I(c)or II(b) value, whichever is applicable, immediately prior to the withdrawal by the following fraction:

                            Amount of the Withdrawal
          ------------------------------------------------------------
                Accumulated Value determined immediately prior to
                                 the Withdrawal

8(b). ANNUAL STEP-UP WITH 7% ROLL-UP ENHANCED DEATH BENEFIT RIDER (FORM 3304-01)

This Annual Step-Up with 7% Roll-up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 7% growth until the date of death or the deceased Owner's 90th birthday, whichever occurs first, subject to a 200% cap, and also provides for annual step-ups through the Contract anniversary prior to the deceased's Owner's 90th birthday. For purposes of determining the effect of withdrawals under this EDB Rider, withdrawals are classified as Proportionate Reduction Withdrawals and/or Direct Reduction Withdrawals (i.e. Dollar-for Dollar). For purposes of the Blended Withdrawal Methodology discussed below, the Fixed Account and the Guarantee Period Accounts are considered Restricted Funds. ONCE AN ALLOCATION HAS BEEN MADE TO A RESTRICTED FUND, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE PROPORTIONATE REDUCTION WITHDRAWALS.

PROPORTIONATE REDUCTION WITHDRAWALS. Proportionate Reduction Withdrawals are withdrawals that proportionately reduce the appropriate death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

                            Amount of the Withdrawal
          ------------------------------------------------------------
                Accumulated Value determined immediately prior to
                                 the Withdrawal

ALL REDUCTIONS UNDER SECTION II(b) BELOW ARE PROPORTIONATE REDUCTION
WITHDRAWALS.

DIRECT REDUCTION WITHDRAWALS (DOLLAR-FOR-DOLLAR). Direct Reduction Withdrawals are withdrawals that directly reduce (i.e. dollar-for-dollar) the appropriate death benefit value by an amount equal to the amount of the withdrawal.

BLENDED WITHDRAWAL METHODOLOGY. Under the Blended Withdrawal Methodology, if no allocation has ever been made to a Restricted Fund, all withdrawals that total an amount less than or equal to 7% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year are Direct Reduction Withdrawals (Dollar-For-Dollar). That part of a withdrawal that exceeds 7% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year is classified as a Proportionate Reduction Withdrawal.

ONCE A PROPORTIONATE REDUCTION WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. SIMILARLY, AS NOTED ABOVE, ONCE AN ALLOCATION IS MADE TO A RESTRICTED FUND (CURRENTLY THE FIXED ACCOUNT AND ANY GUARANTEE PERIOD ACCOUNT), ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT REDUCTION WITHDRAWALS.

The calculation of the death benefit depends upon whether death occurs (1) before or on or (2) after the deceased's Owner 90th birthday.

I. DEATH BEFORE OR ON 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before or on his/her 90th birthday, the death benefit will be the GREATEST of:

      (a) the Accumulated Value on the date that both the death certificate and all necessary claim paperwork have been received at the Principal Office, increased for any positive Market Value Adjustment;

      (b) gross payments, accumulated daily at an effective annual yield of 7% from the date each payment is applied until the date of death, adjusted to reflect withdrawals using the Blended Withdrawal Methodology; or

      (c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for any positive Market Value Adjustment and subsequent payments and proportionately reduced for subsequent withdrawals.

The value determined in section (b) above cannot exceed a cap of 200% of gross payments and Payment Credits, with both the value and the cap reduced by subsequent withdrawals using the Blended Withdrawal Methodology.

Under section (c) above, subsequent withdrawals are calculated as Proportionate Reduction Withdrawals.

II. DEATH AFTER 90TH BIRTHDAY. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but after his/her 90th birthday, the death benefit is equal to the GREATER of:

      (a) the Accumulated Value on the date that both the death certificate and all necessary claim paperwork have been received at the Principal Office, increased for any positive Market Value Adjustment; or

      (b) the death benefit, as calculated under Section I above, that would have been payable on the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

For the (b) value, subsequent withdrawals are calculated as Proportionate Reduction Withdrawals.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 7% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

                                   APPENDIX C
                        OPTIONAL ENHANCED EARNINGS RIDER

You may have elected the Enhanced Earnings Rider (EER) at issue if the oldest Owner had not yet attained age 76. The Rider provides for additional amounts to be paid to the beneficiary under certain circumstances in the event that an Owner (or an Annuitant if the Owner is a nonnatural person) dies prior to the Annuity Date.

The Company reserves the right to terminate the availability of the EER at any time; however, such a termination would not effect Riders issued prior to the termination date.

CONDITIONS FOR PAYMENT OF THE EER BENEFIT

For any benefit to be payable under the EER, certain conditions must be met, as follows:

1.   The death must occur prior to the Annuity Date.

2.   The difference between  (a) and (b) must be greater than zero, where:

     (a) is the Accumulated Value, and

     (b) is gross payments not previously withdrawn.

     IF (a) MINUS (b) IS ZERO OR LESS, NO BENEFIT WILL BE PAYABLE.

Under the EER, Accumulated Value is determined on the Valuation Date on which due proof of death and all necessary documentation have been received at the Principal Office.

For purposes of the EER, withdrawals will be considered withdrawn from earnings first and then withdrawn from gross payments on a last-in, first-out basis. Therefore, the value of the EER largely depends on the amount of earnings that accumulate under the Contract. If you expect to withdraw the earnings from your Accumulated Value, electing the EER may not be appropriate. Your financial representative can help you determine if the EER is appropriate in your circumstances.

AMOUNT OF EER BENEFIT

ISSUE AGE 0 TO 65 - If a benefit is payable under the EER and the Contract was issued prior to the oldest Owner's 66th birthday, the benefit will be equal to the LESSER of:

(a) 200% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 40% of the difference between the Accumulated Value and gross payments not previously withdrawn.

ISSUE AGE 66 TO 70 - If a benefit is payable under the EER and the Contract was issued on or after the oldest Owner's 66th birthday and before his/her 71st birthday, the benefit will be equal to the LESSER of:

(a) 80% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 40% of the difference between the Accumulated Value and gross payments not previously withdrawn.

ISSUE AGE 71TO 75 - If a benefit is payable under the EER and the Contract was issued on or after the oldest Owner's 71st birthday and before his/her 76th birthday, the benefit will be equal to the LESSER of:

(a) 50% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 25% of the difference between the Accumulated Value and gross payments not previously withdrawn.

EXAMPLES:

EXAMPLE 1. Assume that the oldest Owner is 67 years old at the time the Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Owner dies five years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $150,000.

The EER benefit on that date is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% X 100,000) = $80,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% X (150,000 - 100,000)) = $20,000

The EER benefit is equal to $20,000 under (b), which is the lesser of $80,000 (80% X 100,000) and $20,000 (40% X (150,000 - 100,000)).

EXAMPLE 2. Assume that the oldest Owner is 67 years old at the time the Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Owner dies ten years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $250,000.

The EER benefit on that date is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% X $100,000) = $80,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the Contract = (40% X ($250,000 - $100,000)) = $60,000

The EER benefit is equal to $60,000 under (b), which is the lesser of $80,000 (80% X $100,000) and $60,000 (40% X ($250,000 - $100,000)).

EXAMPLE 3. Assume that the oldest Owner is 67 years old at the time the Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $15,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal is considered to be a withdrawal of $15,000 of earnings. Immediately after the withdrawal, the Accumulated Value is $135,000 and the gross payments (not previously withdrawn) is $100,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% X $100,000) = $80,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% X ($135,000 - $100,000)) = $14,000

The EER benefit is equal to $14,000 under (b), which is the lesser of $80,000 (80% X 100,000) and $14,000 (40% X ($135,000 - $100,000)).

EXAMPLE 4. Assume that the oldest Owner is 67 years old at the time the Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $65,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of the withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal of $65,000 is considered to be a withdrawal of $50,000 earnings and $15,000 of gross payments. Immediately after the withdrawal, the Accumulated Value is $85,000 and the gross payments (not previously withdrawn) is $85,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% X $85,000) = $68,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% X ($85,000 - $85,000)) = $0

The EER benefit is equal to $0 under (b), which is the lesser of $68,000 (80% X $85,000) and $0 (40% X ($85,000 - $85,000)).

TERMINATING THE EER

Once the EER is chosen, it cannot be discontinued unless the underlying contract is surrendered, annuitized, or a death benefit is payable. The EER will terminate on the earliest of the following:

1.   the Annuity Date;

2.   the date the Contract is surrendered;

3.   the date the Company determines a death benefit is payable; or

4. if the deceased Owner's spouse, who is the sole beneficiary, continues the contract.

If the payment of the death benefit is deferred under the Contract or if the Contract is continued by the deceased Owner's spouse, the amount of the EER benefit will be applied to the Contract through an allocation to the Sub-Account investing in the Scudder Money Market Portfolio and the EER will terminate.

                                   APPENDIX D
                SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER -- Assume a payment of $50,000 is made on the Issue Date and no additional payments are made. Assume there are no partial withdrawals. The Withdrawal Without Surrender Charge Amount is equal to the greater of 100% of cumulative earnings (excluding Payment Credits) or 15% of the total of all payments invested in the Contract.

The table below presents examples of the surrender charge resulting from a full surrender, based on Hypothetical Accumulated Values.

                    HYPOTHETICAL        WITHDRAWAL        SURRENDER
    CONTRACT        ACCUMULATED     WITHOUT SURRENDER       CHARGE        SURRENDER
      YEAR             VALUE          CHARGE AMOUNT       PERCENTAGE       CHARGE
      ----             -----          -------------       ----------       ------
       1             $  56,160          $  7,500              8.5%         $ 4,136
       2                60,653             8,653              8.5%           4,250
       3                65,505            13,505              8.5%           4,250
       4                70,745            18,745              8.5%           4,250
       5                76,405            24,405              7.5%           3,750
       6                82,517            30,517              6.5%           3,250
       7                89,119            37,119              5.5%           2,750
       8                96,248            44,248              3.5%           1,750
       9               103,948            51,948              1.5%             750
      10               112,264            60,264              0.0%               0

WITHDRAWALS -- Assume a payment of $50,000 is made on the Issue Date and no additional payments are made. Assume that there are withdrawals as detailed below. The Withdrawal Without Surrender Charge Amount is equal to the greater of 100% of cumulative earnings (excluding Payment Credits) or 15% of the total of all payments invested in the Contract less that portion of any prior withdrawal(s) of payments that are subject to the surrender charge table.

The table below presents examples of the surrender charge resulting from withdrawals, based on Hypothetical Accumulated Values:

                 HYPOTHETICAL                        WITHDRAWAL        SURRENDER
    CONTRACT     ACCUMULATED                     WITHOUT SURRENDER       CHARGE         SURRENDER
      YEAR          VALUE        WITHDRAWALS       CHARGE AMOUNT       PERCENTAGE        CHARGE
      ----          -----        -----------       -------------       ----------        ------
        1         $ 56,160        $      0            $  7,500            8.5%           $    0
        2           60,653               0               8,653            8.5%                0
        3           65,505               0              13,505            8.5%                0
        4           70,745          30,000              18,745            8.5%              957
        5           44,005          10,000               5,812            7.5%              314
        6           36,725           5,000               5,184            6.5%                0
        7           34,264          10,000               5,184            5.5%              265
        8           26,205          15,000               4,461            3.5%              369
        9           12,101           5,000               2,880            1.5%               32
       10            7,669           5,000               2,562            0.0%                0

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

For purposes of the examples below:

i = the guaranteed interest rate being credited to the guarantee period.

j = the guaranteed interest rate on the date of surrender for the guarantee period with a duration equal to the number of years remaining in the current guarantee period, rounded to the next higher number of whole years.

n = the number of days from the date of surrender to the expiration date of the guarantee period.

The following examples assume:

    1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

    2. The date of surrender is seven years (2,555 days) from the expiration date.

    3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

    4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

    5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED) *

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

     The market value factor  =  [(1+i)/(1+j)]n/365 - 1

                              =  [(1+.08)/(1+.11)]2555/365 - 1

                              =  (.97297)7 - 1

                              =  -.17454

 The Market Value Adjustment  =  Maximum of the market value factor multiplied by the withdrawal or the negative of the excess interest earned over 3%

                              =    Maximum (-.17454 X $62,985.60 or -8,349.25)

                              =    Maximum (-$10,992.38 or -$8,349.25)

                              =    -$8,349.25

*Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

     The market value factor  =  [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                              =  [(1+.08)/(1+.10)](TO THE POWER OF 2555/365) - 1

                              =  (.98182)(TO THE POWER OF 7) - 1

                              =  -.12054

 The Market Value Adjustment  =  the market value factor multiplied by the withdrawal

                              =  -.12054 X $62,985.60

                              =  -$7,592.11

**Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED) *

Assume that on the date of surrender, the current rate (j) is 5.00% or 0.05

     The market value factor  =  [(1+i)/(1+j)]n/365 - 1

                              =  [(1+.08)/(1+.05)]2555/365 - 1

                              =  (1.02857)7 - 1

                              =  .21798

 The Market Value Adjustment  =  Minimum of the market value factor multiplied by the withdrawal or the excess interest earned over 3%

                              =  Minimum of (.21798 X $62,985.60 or $8,349.25)

                              =  Minimum of ($13,729.78 or $8,349.25)

                              =  $8,349.25

*Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

     The market value factor  =  [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                              =  [(1+.08)/(1+.07)](TO THE POWER OF 2555/365) - 1

                              =  (1.00935)(TO THE POWER OF 7) - 1

                              =  .06728

 The Market Value Adjustment  =  the market value factor multiplied by the withdrawal

                              =  .06728 X $62,985.60

                              =  $4,237.90

**Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

                                   APPENDIX E
                         CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT KG


                                                                             YEAR ENDED DECEMBER 31ST
                                                   ------------------------------------------------------------------------------
SUB-ACCOUNT                                          2004     2003     2002     2001     2000     1999     1998     1997     1996
-----------                                        ------------------------------------------------------------------------------
AIM V.I.UTILITIES FUND
Unit Value $:
  Beginning of Period                               0.616    0.532    0.677    1.000      N/A      N/A      N/A      N/A      N/A
  End of Period                                     0.750    0.616    0.532    0.677      N/A      N/A      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 11,875   10,174    9,254    2,849      N/A      N/A      N/A      N/A      N/A

ALGER AMERICAN BALANCED PORTFOLIO
Unit Value $:
  Beginning of Period                               0.996    0.848    0.981    0.887    1.058    1.000      N/A      N/A      N/A
  End of Period                                     1.026    0.996    0.848    0.981    1.014    1.058      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 81,165   90,542   95,327   55,574   26,637        0      N/A      N/A      N/A

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Unit Value $:
  Beginning of Period                               0.637    0.479    0.735    1.014    1.197    1.000      N/A      N/A      N/A
  End of Period                                     0.679    0.637    0.479    0.735    0.887    1.197      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 42,604   46,804   48,154   44,504   35,277    1,495      N/A      N/A      N/A

CREDIT SUISSE TRUST EMERGING MARKETS PORTFOLIO
Unit Value $:
  Beginning of Period                               0.819    0.581    0.667    0.748    1.000      N/A      N/A      N/A      N/A
  End of Period                                     1.009    0.819    0.581    0.667    0.748      N/A      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 12,866    9,474    7,270    3,264    1,256      N/A      N/A      N/A      N/A

CREDIT SUISSE TRUST GLOBAL SMALL CAP PORTFOLIO
Unit Value $:
  Beginning of Period                               0.502    0.344    0.531    0.754    1.000      N/A      N/A      N/A      N/A
  End of Period                                     0.583    0.502    0.344    0.531    0.754      N/A      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 10,618    6,019    6,009    3,934    2,555      N/A      N/A      N/A      N/A

                                                                             YEAR ENDED DECEMBER 31ST
                                                   ------------------------------------------------------------------------------
SUB-ACCOUNT                                          2004     2003     2002     2001     2000     1999     1998     1997     1996
-----------                                        ------------------------------------------------------------------------------
DREYFUS IP MIDCAP STOCK PORTFOLIO
Unit Value $:
  Beginning of Period                               1.233    0.949    1.100    1.153    1.080    1.000      N/A      N/A      N/A
  End of Period                                     1.392    1.233    0.949    1.100    1.153    1.080      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 53,998   61,205   61,956   35,401   20,310      516      N/A      N/A      N/A

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
Unit Value $:
  Beginning of Period                               0.686    0.552    0.788    1.032    1.177    1.000      N/A      N/A      N/A
  End of Period                                     0.718    0.686    0.552    0.788    1.032    1.177      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 10,121   11,901   13,913   11,818    8,187      878      N/A      N/A      N/A

SCUDDER CAPITAL GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period                               0.871    0.696    0.997    1.254    1.411    1.057    1.000      N/A      N/A
  End of Period                                     0.927    0.871    0.696    0.997    1.254    1.411    1.057      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 33,347   37,576   41,844   43,019   44,215   30,553        0      N/A      N/A

SCUDDER GLOBAL DISCOVERY PORTFOLIO
Unit Value $:
  Beginning of Period                               1.260    0.857    1.085    1.459    1.563    1.057    1.000      N/A      N/A
  End of Period                                     1.532    1.260    0.857    1.085    1.459    1.563    1.057      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 31,147   30,661   34,826   37,471   38,150   10,987        0      N/A      N/A

SCUDDER GROWTH AND INCOME PORTFOLIO
Unit Value $:
  Beginning of Period                               0.785    0.628    0.829    0.947    0.981    1.057    1.000      N/A      N/A
  End of Period                                     0.852    0.785    0.628    0.829    0.947    0.981    1.057      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 40,306   45,199   46,691   44,293   39,552   34,413        0      N/A      N/A

                                                                             YEAR ENDED DECEMBER 31ST
                                                   ------------------------------------------------------------------------------
SUB-ACCOUNT                                          2004     2003     2002     2001     2000     1999     1998     1997     1996
-----------                                        ------------------------------------------------------------------------------
SCUDDER HEALTH SCIENCES PORTFOLIO
Unit Value $:
  Beginning of Period                               1.055    0.800    1.055    1.000      N/A      N/A      N/A      N/A      N/A
  End of Period                                     1.139    1.055    0.800    1.055      N/A      N/A      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 20,688   23,181   20,830    9,388      N/A      N/A      N/A      N/A      N/A

SCUDDER INTERNATIONAL PORTFOLIO
Unit Value $:
  Beginning of Period                               0.801    0.636    0.790    1.159    1.501    1.057    1.000      N/A      N/A
  End of Period                                     0.921    0.801    0.636    0.790    1.159    1.501    1.057      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 36,810   40,727   42,497   38,684   35,705   19,494        0      N/A      N/A

SCUDDER AGGRESSIVE GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period                               0.906    0.685    1.002    1.299    1.386    1.000      N/A      N/A      N/A
  End of Period                                     0.928    0.906    0.685    1.002    1.299    1.386      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 17,086   20,572   21,625   27,383   27,728    5,432      N/A      N/A      N/A

SCUDDER BLUE CHIP PORTFOLIO
Unit Value $:
  Beginning of Period                               1.114    0.888    1.156    1.392    1.532    1.241    1.105    1.000      N/A
  End of Period                                     1.274    1.114    0.888    1.156    1.392    1.532    1.241    1.105      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 78,148   84,330   95,152  108,416  104,322   85,136   49,320   13,179      N/A

SCUDDER FIXED INCOME PORTFOLIO
Unit Value $:
  Beginning of Period                               1.383    1.334    1.252    1.201    1.109    1.148    1.079    1.003    1.000
  End of Period                                     1.425    1.383    1.334    1.252    1.201    1.109    1.148    1.079    1.003
  Number of Units Outstanding at End of Period
    (in thousands)                                 57,078   66,674   78,141   49,367   39,396   41,387   29,010    8,255       22

SCUDDER GLOBAL BLUE CHIP PORTFOLIO
Unit Value $:
  Beginning of Period                               1.037    0.815    0.981    1.177    1.235    1.057    1.000      N/A      N/A
  End of Period                                     1.174    1.037    0.815    0.981    1.177    1.235    1.057      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 20,878   20,336   20,709   18,168   15,371    8,559        0      N/A      N/A

                                                                             YEAR ENDED DECEMBER 31ST
                                                   ------------------------------------------------------------------------------
SUB-ACCOUNT                                          2004     2003     2002     2001     2000     1999     1998     1997     1996
-----------                                        ------------------------------------------------------------------------------
SCUDDER GOVERNMENT & AGENCY SECURITIES PORTFOLIO
Unit Value $:
  Beginning of Period                               1.392    1.381    1.296    1.223    1.118    1.126    1.067    0.993    1.000
  End of Period                                     1.424    1.392    1.381    1.296    1.223    1.118    1.126    1.067    0.993
  Number of Units Outstanding at End of Period
    (in thousands)                                 79,487  109,356  184,162   80,609   42,764   45,653   28,997    7,815      498

SCUDDER HIGH INCOME PORTFOLIO
Unit Value $:
  Beginning of Period                               1.245    1.014    1.031    1.019    1.132    1.124    1.123    1.020    1.000
  End of Period                                     1.381    1.245    1.014    1.031    1.019    1.132    1.124    1.123    1.020
  Number of Units Outstanding at End of Period
    (in thousands)                                 97,566  120,130  124,810  120,205  115,238  130,757  132,619   64,934      941

SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO
Unit Value $:
  Beginning of Period                               1.094    0.855    1.002    1.345    1.715    1.194    1.100    1.019    1.000
  End of Period                                     1.276    1.094    0.855    1.002    1.345    1.715    1.194    1.100    1.019
  Number of Units Outstanding at End of Period
    (in thousands)                                 38,352   38,494   44,113   40,663   45,507   41,325   46,830   30,789      360

SCUDDER LARGE CAP VALUE PORTFOLIO
Unit Value $:
  Beginning of Period                               1.748    1.337    1.595    1.588    1.387    1.566    1.332    1.036    1.000
  End of Period                                     1.897    1.748    1.337    1.595    1.588    1.387    1.566    1.332    1.036
  Number of Units Outstanding at End of Period
    (in thousands)                                 49,127   58,024   67,066   70,516   71,229   89,798   90,048   53,634      317

SCUDDER MONEY MARKET PORTFOLIO
Unit Value $:
  Beginning of Period                               1.186    1.194    1.195    1.168    1.116    1.080    1.042    1.004    1.000
  End of Period                                     1.180    1.186    1.194    1.195    1.168    1.116    1.080    1.042    1.004
  Number of Units Outstanding at End of Period
    (in thousands)                                 68,139   99,559  180,367  183,584   82,252   59,036   28,692   15,760    1,904

SCUDDER SMALL CAP GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period                               1.077    0.822    1.253    1.785    2.027    1.528    1.309    0.989    1.000
  End of Period                                     1.179    1.077    0.822    1.253    1.785    2.027    1.528    1.309    0.989
  Number of Units Outstanding at End of Period
    (in thousands)                                 42,214   51,463   52,450   50,132   51,239   37,457   34,993   16,339      210

                                                                             YEAR ENDED DECEMBER 31ST
                                                  -------------------------------------------------------------------------------
SUB-ACCOUNT                                          2004     2003     2002     2001     2000     1999     1998     1997     1996
-----------                                       -------------------------------------------------------------------------------
SCUDDER STRATEGIC INCOME PORTFOLIO
Unit Value $:
  Beginning of Period                               1.268    1.192    1.087    1.047    1.035    1.115    1.019    1.000      N/A
  End of Period                                     1.358    1.268    1.192    1.087    1.047    1.035    1.115    1.019      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 20,890   22,654   24,668    7,082    3,951    3,483    2,760    1,317      N/A

SCUDDER TECHNOLOGY GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period                               0.834    0.577    0.908    1.361    1.761    1.000      N/A      N/A      N/A
  End of Period                                     0.838    0.834    0.577    0.908    1.361    1.761      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 64,797   78,219   79,087   92,061   89,808   31,063      N/A      N/A      N/A

SCUDDER TOTAL RETURN PORTFOLIO
Unit Value $:
  Beginning of Period                               1.293    1.112    1.330    1.436    1.496    1.321    1.164    0.984    1.000
  End of Period                                     1.362    1.293    1.112    1.330    1.436    1.496    1.321    1.164    0.984
  Number of Units Outstanding at End of Period
    (in thousands)                                136,894  158,329  182,254  198,614  155,491  141,157   85,265   31,284      353

SVS DAVIS VENTURE VALUE PORTFOLIO
Unit Value $:
  Beginning of Period                               1.000    0.781    0.941    1.000      N/A      N/A      N/A      N/A      N/A
  End of Period                                     1.103    1.000    0.781    0.941      N/A      N/A      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 54,625   53,580   53,865   19,314      N/A      N/A      N/A      N/A      N/A

SVS DREMAN FINANCIAL SERVICES PORTFOLIO
Unit Value $:
  Beginning of Period                               1.215    0.962    1.066    1.136    0.907    1.057    1.000      N/A      N/A
  End of Period                                     1.342    1.215    0.962    1.066    1.136    0.907    1.057      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 28,813   33,869   38,046   33,628   28,132   20,494        0      N/A      N/A

SVS DREMAN HIGH RETURN EQUITY PORTFOLIO
Unit Value $:
  Beginning of Period                               1.211    0.931    1.152    1.149    0.983    1.057    1.000      N/A      N/A
  End of Period                                     1.362    1.211    0.931    1.152    1.149    0.893    1.057      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                146,873  161,745  173,201  116,791   75,998   78,707        0      N/A      N/A

                                                                             YEAR ENDED DECEMBER 31ST
                                                  -------------------------------------------------------------------------------
SUB-ACCOUNT                                          2004     2003     2002     2001     2000     1999     1998     1997     1996
-----------                                       -------------------------------------------------------------------------------
SVS DREMAN SMALL CAP VALUE PORTFOLIO
Unit Value $:
  Beginning of Period                               1.586    1.133    1.296    1.117    1.089    1.074    1.227    1.022      N/A
  End of Period                                     1.971    1.586    1.133    1.296    1.117    1.089    1.074    1.227      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 66,158   71,093   75,953   48,921   34,644   39,614   49,408   29,597      N/A

SVS INDEX 500 PORTFOLIO
Unit Value $:
  Beginning of Period                               0.811    0.643    0.840    0.968    1.090    1.000      N/A      N/A      N/A
  End of Period                                     0.883    0.811    0.643    0.840    0.968    1.090      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                112,590  120,291  118,554   76,215   52,751   17,600      N/A      N/A      N/A

SVS INVESCO DYNAMIC GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period                               0.794    0.594    0.872    1.000      N/A      N/A      N/A      N/A      N/A
  End of Period                                     0.876    0.794    0.594    0.872      N/A      N/A      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                  7,592    8,395   10,088    2,671      N/A      N/A      N/A      N/A      N/A

SVS JANUS GROWTH AND INCOME PORTFOLIO
Unit Value $:
  Beginning of Period                               0.857    0.696    0.888    1.027    1.147    1.000      N/A      N/A      N/A
  End of Period                                     0.942    0.857    0.696    0.888    1.027    1.147      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 57,039   65,699   78,752   74,334   62,660   10,483      N/A      N/A      N/A

SVS JANUS GROWTH OPPORTUNITIES PORTFOLIO
Unit Value $:
  Beginning of Period                               0.652    0.522    0.783    1.014    1.162    1.000      N/A      N/A      N/A
  End of Period                                     0.724    0.652    0.522    0.763    1.014    1.162      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 53,672   60,325   71,942   85,539   83,630   11,026      N/A      N/A      N/A

SVS MFS STRATEGIC VALUE PORTFOLIO
Unit Value $:
  Beginning of Period                               1.005    0.804    1.000      N/A      N/A      N/A      N/A      N/A      N/A
  End of Period                                     1.168    1.005    0.804      N/A      N/A      N/A      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                  7,392    4,085    2,940      N/A      N/A      N/A      N/A      N/A      N/A

                                                                             YEAR ENDED DECEMBER 31ST
                                                   ------------------------------------------------------------------------------
SUB-ACCOUNT                                          2004     2003     2002     2001     2000     1999     1998     1997     1996
-----------                                        ------------------------------------------------------------------------------
SVS OAK STRATEGIC EQUITY PORTFOLIO
Unit Value $:
  Beginning of Period                               0.661    0.447    0.753    1.000      N/A      N/A      N/A      N/A      N/A
  End of Period                                     0.660    0.661    0.447    0.753      N/A      N/A      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 20,441   21,297   18,298    9,786      N/A      N/A      N/A      N/A      N/A

SVS TURNER MID CAP GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period                               0.855    0.584    0.875    1.000      N/A      N/A      N/A      N/A      N/A
  End of Period                                     0.936    0.855    0.584    0.875      N/A      N/A      N/A      N/A      N/A
  Number of Units Outstanding at End of Period
    (in thousands)                                 22,412   26,882   21,986    6,848      N/A      N/A      N/A      N/A      N/A

                         CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT KG


                                                                        YEAR ENDED DECEMBER 31ST
                                                               ------------------------------------------
SUB-ACCOUNT                                                         2004       2003       2002       2001
-----------                                                    ------------------------------------------
AIM V.I. UTILITIES FUND
Unit Value $:
  Beginning of Period                                              0.721      0.623      0.795      1.000
  End of Period                                                    0.877      0.721      0.623      0.795
  Number of Units Outstanding at End of Period (in thousands)        383        309        280    140.474

ALGER AMERICAN BALANCED PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.014      0.866      1.003      1.000
  End of Period                                                    1.044      1.014      0.866      1.003
  Number of Units Outstanding at End of Period (in thousands)      1,469      1,686      1,845        839

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.853      0.643      0.989      1.000
  End of Period                                                    0.909      0.853      0.643      0.989
  Number of Units Outstanding at End of Period (in thousands)        194        307        328         94

CREDIT SUISSE TRUST EMERGING MARKETS PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.154      0.820      0.942      1.000
  End of Period                                                    1,419      1.154      0.820      0.942
  Number of Units Outstanding at End of Period (in thousands)         83         60         68     14.256

CREDIT SUISSE TRUST GLOBAL SMALL CAP PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.501      0.613      0.946      1.000
  End of Period                                                    0.583      0.891      0.613      0.946
  Number of Units Outstanding at End of Period (in thousands)          0          0      2.000      2.000

                                                                        YEAR ENDED DECEMBER 31ST
                                                               ------------------------------------------
SUB-ACCOUNT                                                         2004       2003       2002       2001
-----------                                                    ------------------------------------------
DREYFUS IP MIDCAP STOCK PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.126      0.868      1.008      1.000
  End of Period                                                    1.269      1.126      0.868      1.008
  Number of Units Outstanding at End of Period (in thousands)        590        569        662        249

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
Unit Value $:
  Beginning of Period                                              0.809      0.652      0.932      1.000
  End of Period                                                    0.846      0.809      0.652      0.932
  Number of Units Outstanding at End of Period (in thousands)         66         69        124          9

SCUDDER CAPITAL GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.848      0.679      0.974      1.000
  End of Period                                                    0.902      0.848      0.679      0.974
  Number of Units Outstanding at End of Period (in thousands)        304        327        339        176

SCUDDER GLOBAL DISCOVERY PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.094      0.745      0.945      1.000
  End of Period                                                    1.328      1.094      0.745      0.945
  Number of Units Outstanding at End of Period (in thousands)        201        190        181         49

SCUDDER GROWTH AND INCOME PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.921      0.738      0.975      1.000
  End of Period                                                    0.999      0.921      0.738      0.975
  Number of Units Outstanding at End of Period (in thousands)        625        595        606        250

                                                                        YEAR ENDED DECEMBER 31ST
                                                               ------------------------------------------
SUB-ACCOUNT                                                         2004       2003       2002       2001
-----------                                                    ------------------------------------------
SCUDDER HEALTH SCIENCES PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.035      0.786      1.038      1.000
  End of Period                                                    1.117      1.035      0.786      1.038
  Number of Units Outstanding at End of Period (in thousands)        441        540        514    309.323

SCUDDER INTERNATIONAL PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.879      0.699      0.869      1.000
  End of Period                                                    1.008      0.879      0.699      0.869
  Number of Units Outstanding at End of Period (in thousands)        191        173    191.852     57.368

SCUDDER AGGRESSIVE GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.883      0.668      0.979      1.000
  End of Period                                                    0.903      0.883      0.668      0.979
  Number of Units Outstanding at End of Period (in thousands)        206        192        202    145.216

SCUDDER BLUE CHIP PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.913      0.729      0.951      1.000
  End of Period                                                    1.043      0.913      0.729      0.951
  Number of Units Outstanding at End of Period (in thousands)      1,183        883        912        515

SCUDDER FIXED INCOME PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.118      1.080      1.016      1.000
  End of Period                                                    1.150      1.118      1.080      1.016
  Number of Units Outstanding at End of Period (in thousands)      1,807        163      2,709        275

SCUDDER GLOBAL BLUE CHIP PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.001      0.787      0.949      1.000
  End of Period                                                    1.131      1.001      0.787      0.949
  Number of Units Outstanding at End of Period (in thousands)        151        119        175         38

                                                                        YEAR ENDED DECEMBER 31ST
                                                               ------------------------------------------
SUB-ACCOUNT                                                         2004       2003       2002       2001
-----------                                                    ------------------------------------------
SCUDDER GOVERNMENT & AGENCY SECURITIES PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.098      1.090      1.025      1.000
  End of Period                                                    1.121      1.098      1.000      1.025
  Number of Units Outstanding at End of Period (in thousands)      1,778      2,210      3,897        840

SCUDDER HIGH INCOME PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.188      0.968      0.987      1.000
  End of Period                                                    1.315      1.188      0.968      0.987
  Number of Units Outstanding at End of Period (in thousands)      1,282      1,176        794        466

SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.023      0.800      0.940      1.000
  End of Period                                                    1.191      1.023      0.800      0.940
  Number of Units Outstanding at End of Period (in thousands)        202        210        127          2

SCUDDER LARGE CAP VALUE PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.103      0.845      1.009      1.000
  End of Period                                                    1.195      1.103      0.845      1.009
  Number of Units Outstanding at End of Period (in thousands)        671        478        476        147

SCUDDER MONEY MARKET PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.995      1.003      1.005      1.000
  End of Period                                                    0.988      0.995      1.003      1.005
  Number of Units Outstanding at End of Period (in thousands)      1,160      1,763      3,946      2,329

SCUDDER SMALL CAP GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.797      0.609      0.930      1.000
  End of Period                                                    0.872      0.797      0.609      0.930
  Number of Units Outstanding at End of Period (in thousands)        508        498        155         56

                                                                        YEAR ENDED DECEMBER 31ST
                                                               ------------------------------------------
SUB-ACCOUNT                                                         2004       2003       2002       2001
-----------                                                    ------------------------------------------
SCUDDER STRATEGIC INCOME PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.184      1.115      1.017      1.000
  End of Period                                                    1.266      1.184      1.115      1.017
  Number of Units Outstanding at End of Period (in thousands)        801      2,336      2,181        425

SCUDDER TECHNOLOGY GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.874      0.605      0.954      1.000
  End of Period                                                    0.877      0.874      0.605      0.954
  Number of Units Outstanding at End of Period (in thousands)        696      1,052      1,101        824

SCUDDER TOTAL RETURN PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.960      0.826      0.990      1.000
  End of Period                                                    1.009      0.960      0.826      0.990
  Number of Units Outstanding at End of Period (in thousands)      1,269      1,154      1,171        460

SVS DAVIS VENTURE VALUE PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.041      0.814      0.922          1
  End of Period                                                    1.146      1.041      0.814   0.922049
  Number of Units Outstanding at End of Period (in thousands)        991        981      1,022    2641.44

SVS DREMAN FINANCIAL SERVICES PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.114      0.883      0.981      1.000
  End of Period                                                    1.229      1.114      0.883      0.981
  Number of Units Outstanding at End of Period (in thousands)        491        482        362        233

SVS DREMAN HIGH RETURN EQUITY PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.042      0.802      0.994      1.000
  End of Period                                                    1.170      1.042      0.802      0.994
  Number of Units Outstanding at End of Period (in thousands)      1,742      1,864      2,338      1,119

                                                                        YEAR ENDED DECEMBER 31ST
                                                               ------------------------------------------
SUB-ACCOUNT                                                         2004       2003       2002       2001
-----------                                                    ------------------------------------------
SVS DREMAN SMALL CAP VALUE PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.277      0.913      1.046      1.000
  End of Period                                                    1.584      1.277      0.913      1.046
  Number of Units Outstanding at End of Period (in thousands)        705        805        699        401

SVS INDEX 500 PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.934      0.742      0.970      1.000
  End of Period                                                    1.015      0.934      0.742      0.970
  Number of Units Outstanding at End of Period (in thousands)      2,409      1,033      1,106        415

SVS INVESCO DYNAMIC GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.907      0.680      0.999          1
  End of Period                                                    1.000      0.907      0.680   0.999334
  Number of Units Outstanding at End of Period (in thousands)        .31         43         32     15.628

SVS JANUS GROWTH AND INCOME PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.925      0.752      0.962      1.000
  End of Period                                                    1.015      0.925      0.752      0.962
  Number of Units Outstanding at End of Period (in thousands)        496        608        616        250

SVS JANUS GROWTH OPPORTUNITIES PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.780      0.625      0.916      1.000
  End of Period                                                    0.865      0.780      0.625      0.916
  Number of Units Outstanding at End of Period (in thousands)        276        242        285        294

SVS MFS STRATEGIC EQUITY PORTFOLIO
Unit Value $:
  Beginning of Period                                              1.003      0.804        N/A        N/A
  End of Period                                                    1.163      1.003      0.804        N/A
  Number of Units Outstanding at End of Period (in thousands)        201         28         12        N/A

                                                                        YEAR ENDED DECEMBER 31ST
                                                               ------------------------------------------
SUB-ACCOUNT                                                         2004       2003       2002       2001
-----------                                                    ------------------------------------------
SVS OAK STRATEGIC EQUITY PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.845      0.573      0.966          1
  End of Period                                                    0.843      0.845      0.573   0.965727
  Number of Units Outstanding at End of Period (in thousands)        186        223        255     34.937

SVS TURNER MID CAP GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period                                              0.944      0.646      0.968          1
  End of Period                                                    1.032      0.944      0.646   0.968348
  Number of Units Outstanding at End of Period (in thousands)        269        273        286    138.401

                                   APPENDIX F
          EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS

                              AFLIAC CONTRACTS ONLY

Assume in the examples below that a 65-year-old male annuitizes his contract exactly two years after the Issue Date. The annuitization amount is $250,000. Further assume that he selects a variable Life with Period Certain annuity payout option of Single Life with Payments Guaranteed for 10 Years, an Assumed Investment Return ("AIR") of 3%, and an annual Change Frequency. Assume that the Annuity Value purchases 1,370 Annuity Units and the first monthly annuity benefit payment is equal to $1,370. The following examples assume a net return of 8% (gross return of 9.4%).

PRESENT VALUE WITHDRAWALS

EXAMPLE 1. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the fifth contract year (the third year of the Annuity Payout phase).

        Annuity Units prior to withdrawal = 1,370
        Annuity Unit Value on the date of withdrawal = 1.09944
        Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

        Rate used in Present Value Determination = 5% (3% AIR plus 2% Withdrawal Adjustment Charge) Present Value of Future Guaranteed Annuity Benefit Payments = $119,961.92

        Maximum Present Value Withdrawal Amount = $89,971.44 ($119,961.92 x 75%)

        Annuity Units after withdrawal = 342.50 (1,370 x (1 -
        (89,971.44/119,961.92)))

        Annuity Unit Value on the date of withdrawal = 1.09944

        Monthly Annuity Benefit Payment after withdrawal = $376.56

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 2. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the tenth contract year (eighth year of the Annuity Payout phase).

        Annuity Units prior to withdrawal = 1,370
        Annuity Unit Value on the date of withdrawal = 1.39350
        Monthly Annuity Benefit Payment prior to withdrawal = $1,909.09

        Rate used in Present Value Determination = 3% (3% AIR)
        Present Value of Future Guaranteed Annuity Benefit Payments = $65,849.08

        Maximum Present Value Withdrawal Amount = $49,386.81 ($65,849.08 x 75%)

        Annuity Units after withdrawal = 342.50 (1,370 x (1 -
        (49,386.81/65,849.08)))
        Annuity Unit Value on the date of withdrawal = 1.39350
        Monthly Annuity Benefit Payment after withdrawal = $477.27

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Present Value Determination is not increased by a Withdrawal Adjustment Charge. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWALS

EXAMPLE 3. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the fifth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years.

        Last Monthly Annuity Benefit Payment = $1,436.50
        Withdrawal Amount = $14,365.00 (10 x 1,436.50)

        Annuity Units prior to withdrawal = 1,370
        Annuity Unit Value on the date of withdrawal = 1.09944
        Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

        Rate used in Present Value Determination = 4% (3% AIR plus 1% Withdrawal Adjustment Charge) Present Value of Future Annuity Benefit Payments = $234,482.77

        Annuity Units after withdrawal = 1,286.07 (1,370 x (1 -
        (14,365.00/234,482.77)))
        Annuity Unit Value on the date of withdrawal = 1.09944
        Monthly Annuity Benefit Payment after withdrawal = $1,413.96

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 4. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the tenth contract year (eighth year of the Annuity Payout phase).

        Last Monthly Annuity Benefit Payment = $1,820.71
        Withdrawal Amount = $18,207.10 (10 x 1,820.71)

        Annuity Units prior to withdrawal = 1,370
        Annuity Unit Value on the date of withdrawal = 1.39350
        Monthly Annuity Benefit Payment prior to withdrawal = $1,909.09

        Rate used in Present Value Determination = 3% (3% AIR)
        Present Value of Future Annuity Benefit Payments = $268,826.18

        Annuity Units after withdrawal = 1,272.71 (1,370 x (1 -
        (18,207.10/268,826.18)))
        Annuity Unit Value on the date of withdrawal = 1.39350
        Monthly Annuity Benefit Payment after withdrawal = $1,779.80

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Present Value Determination is not increased by a Withdrawal Adjustment Charge. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

PRESENT VALUE WITHDRAWAL VERSUS PAYMENT WITHDRAWAL

EXAMPLE 5. Assume that the Owner has taken no previous withdrawals and would like to take a $10,000 withdrawal at the beginning of the fifth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years. The following examples show the impact of taking the withdrawal under the Present Value Withdrawal Option and the Payment Withdrawal Option.

PRESENT VALUE WITHDRAWAL

        Annuity Units prior to withdrawal = 1,370
        Annuity Unit Value on the date of withdrawal = 1.09944
        Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

        Rate used in Present Value Determination = 5% (3% AIR plus 2% Withdrawal Adjustment Charge) Present Value of future Guaranteed Annuity Benefit Payments = $119,961.92

        Withdrawal = $10,000

        Annuity Units after withdrawal = 1,255.80 (1,370 x (1 -
        (10,000/119,961.92)))
        Annuity Unit Value on the date of withdrawal = 1.09944
        Monthly Annuity Benefit Payment after withdrawal = $1,380.67

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 at the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWAL

        Annuity Units prior to withdrawal = 1,370
        Annuity Unit Value on the date of withdrawal = 1.09944
        Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

        Rate used in Present Value Determination = 4% (3% AIR plus 1% Withdrawal Adjustment Charge) Present Value of future Annuity Benefit Payments = $234,482.77

        Withdrawal = $10,000

        Annuity Units after withdrawal = 1,311.57 (1,370 x (1 -
        (10,000/$234,482.77)))
        Annuity Unit Value on the date of withdrawal = 1.09944
        Monthly Annuity Benefit Payment after withdrawal = $1,442.00

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase at the end of the 10-year period during which the Company guaranteed to make payments.

                                   APPENDIX G
                      EXAMPLES OF PRESENT VALUE WITHDRAWALS

                              FAFLIC CONTRACTS ONLY

Assume in the examples below that a 65-year-old male annuitizes his contract exactly two years after the Issue Date. The annuitization amount is $250,000. Further assume that he selects a period certain variable annuity payout option of Payments Guaranteed for 10 Years, an Assumed Investment Return ("AIR") of 3%, and an annual Change Frequency. Assume that the Annuity Value purchases 2,402.50 Annuity Units and the first monthly annuity benefit payment is equal to $2,402.50. The following examples assume a net return of 8% (gross return of 9.60%).

PRESENT VALUE WITHDRAWALS

EXAMPLE 1. Assume that the Owner has taken no previous withdrawals and would like to take a $150,000 Present Value Withdrawal available at the beginning of the fifth contract year (the third year of the Annuity Payout phase).

        Annuity Units prior to withdrawal = 2,402.50
        Annuity Unit Value on the date of withdrawal = 1.09944
        Monthly Annuity Benefit Payment prior to withdrawal = $2,641.41

        Rate used in Present Value Determination = 4% (3% AIR plus 1% Withdrawal Adjustment Charge) Present Value of Future Guaranteed Annuity Benefit Payments = $218,003.72

        Present Value Withdrawal Amount = $150,000

        Annuity Units after withdrawal = 749.43(2,402,5 X
        (1-(150,000/218,003.72)))

        Annuity Unit Value on the date of withdrawal = 1.09944

        Monthly Annuity Benefit Payment after withdrawal = $823.96

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge of 1%.

EXAMPLE 2. Assume that the Owner has taken no previous withdrawals and would like to take a $150,000 Present Value Withdrawal available at the beginning of the tenth contract year (eighth year of the Annuity Payout phase).

        Annuity Units prior to withdrawal = 2,402.50
        Annuity Unit Value on the date of withdrawal = 1.39350
        Monthly Annuity Benefit Payment prior to withdrawal = $3,347.87

        Rate used in Present Value Determination = 3% (3% AIR)
        Present Value of Future Guaranteed Annuity Benefit Payments =
        $115,476.29

        Present Value Withdrawal Amount = $150,000

        Annuity Units after withdrawal = 1362.24 (2402.5 X
        (1-(50,000/115,476.29)))
        Annuity Unit Value on the date of withdrawal = 1.39350
        Monthly Annuity Benefit Payment after withdrawal = $1,898.29

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Present Value Determination is not increased by a Withdrawal Adjustment Charge.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

      FLEXIBLE PAYMENT DEFERRED VARIABLE AND FIXED ANNUITY CONTRACTS FUNDED
                                     THROUGH

                                 SUB-ACCOUNTS OF

                               SEPARATE ACCOUNT KG

                INVESTING IN SHARES OF THE UNDERLYING PORTFOLIOS


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE SCUDDER GATEWAY PLUS PROSPECTUS OF SEPARATE ACCOUNT KG, DATED APRIL 29, 2005 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-782-8380.

                              DATED APRIL 29, 2005

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                          3

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY           4

SERVICES                                                                 4

UNDERWRITERS                                                             5

ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION               5

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM              6

DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP)
RIDER                                                                    7

PERFORMANCE INFORMATION                                                  9

TAX-DEFERRED ACCUMULATION                                                18

FINANCIAL STATEMENTS                                                     F-1

                         GENERAL INFORMATION AND HISTORY

Separate Account KG (the "Variable Account") is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the "Company") authorized by vote of its Board of Directors on June 13, 1996. The Company is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica)", which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of AFC, while First Allmerica became a wholly-owned subsidiary of Allmerica Financial. Its principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2004, the Company and its subsidiaries had over $17.1 billion in assets and over $23.5 billion of life insurance in force.


Several Sub-Accounts of the Variable Account are available under the Scudder Gateway Plus (the "Contract"). Each Sub-Account invests exclusively in shares of one of the following funds:


AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)         SCUDDER VARIABLE SERIES II (CLASS A)
AIM V.I. Utilities Fund                                Scudder Aggressive Growth Portfolio
                                                       Scudder Blue Chip Portfolio
THE ALGER AMERICAN FUND                                Scudder Fixed Income Portfolio
Alger American Balanced Portfolio                      Scudder Global Blue Chip Portfolio
Alger American Leveraged AllCap Portfolio              Scudder Government & Agency Securities Portfolio
                                                       Scudder High Income Portfolio
CREDIT SUISSE TRUST                                    Scudder International Select Equity Portfolio
Credit Suisse Trust Emerging Markets Portfolio         Scudder Large Cap Value Portfolio
Credit Suisse Trust Global Small Cap Portfolio         Scudder Money Market Portfolio
                                                       Scudder Small Cap Growth Portfolio
DREYFUS INVESTMENT PORTFOLIOS                          Scudder Technology Growth Portfolio
Dreyfus IP MidCap Stock Portfolio                      Scudder Total Return Portfolio
                                                       SVS Davis Venture Value Portfolio
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.     SVS Dreman Financial Services Portfolio
Dreyfus Socially Responsible Growth Fund, Inc.         SVS Dreman High Return Equity Portfolio
                                                       SVS Dreman Small Cap Value Portfolio
SCUDDER VARIABLE SERIES I (CLASS A)                    SVS Index 500 Portfolio
Scudder Capital Growth Portfolio                       SVS INVESCO Dynamic Growth Portfolio
Scudder Global Discovery Portfolio                     SVS Janus Growth And Income Portfolio
Scudder Growth and Income Portfolio                    SVS Janus Growth Opportunities Portfolio
Scudder Health Sciences Portfolio                      SVS MFS Strategic Value Portfolio
Scudder International Portfolio                        SVS Oak Strategic Equity Portfolio
                                                       SVS Turner Mid Cap Growth Portfolio

                     TAXATION OF THE CONTRACT, THE VARIABLE
                             ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contract or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Portfolio shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Portfolio shares is reflected on the records of the Underlying Portfolio and is not represented by any transferable stock certificates.


EXPERTS. The financial statements of the Company as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the financial statements of Separate Account KG of the Company as of December 31, 2004 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

MAIL ROOM SERVICES. Boston Financial Data Services, Inc. with principal offices at 2 Heritage Drive, North Quincy, Massachusetts 02171, provides mailroom service facilities and lockbox services to the Company.

OTHER SERVICE ARRANGEMENTS

We may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the separate accounts of the Company that are invested in an underlying fund. The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                                  UNDERWRITERS

VeraVest Investments, Inc. ("VeraVest"; formerly Allmerica Investments, Inc.), a wholly-owned subsidiary of Allmerica Financial, acts as the principal underwriter and general distributor of the Contract. VeraVest is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). VeraVest is located at 440 Lincoln Street, Worcester, MA 01653. The Contracts were sold by agents of Allmerica Financial who were registered representatives of VeraVest or by certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts. As of the date of this Prospectus, the Company has effectively ceased issuing new contracts except in connection with certain pre-existing contractual plans and programs.

The Company paid commissions not to exceed 7.0% of payments to broker-dealers that sold the Contract. The Company currently does not pay direct commissions on additional payments to the Contracts. However, alternative commission schedules may be in effect with lower initial commission amounts plus ongoing annual compensation of up to 1% of the Contract's Accumulated Value.

To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to independent marketing organizations and broker-dealers based on the Contract's Accumulated Value, sales volumes, the performance of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under CHARGES AND DEDUCTIONS in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.


The aggregate amounts of commissions paid to VeraVest Investments, Inc. for sales of all contracts funded by Separate Account KG (including contracts not described in the Prospectus) for the years 2002, 2003 and 2004 were $52,716,096.00, $1,762,212.96 and $582,834.64.

No commissions were retained by VeraVest Investments, Inc. for sales of all contracts funded by Separate Account KG (including contracts not described in the Prospectus) for the years 2002, 2003 and 2004.


           ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1)  Accumulation Unit Value -- Previous Valuation Period                             $     1 135000

(2)  Value of Assets -- Beginning of Valuation Period                                 $    5,000,000

(3)  Excess of Investment Income and Net Gains Over Capital Losses                    $        1,675

(4)  Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2)             0.000335

(5)  Annual Charge (one-day equivalent of 1 40% per annum)                                  0.000039

(6)  Net Investment Rate (4) - (5)                                                          0.000296

(7)  Net Investment Factor 1 000000 + (6)                                                   1.000296

(8)  Accumulation Unit Value -- Current Period (1) x (7)                              $     1.135336

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity benefit payments is described in detail under "Variable Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit Value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Owner has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender charge, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit Value for the assumed investment return of 3.0% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit Values will not be the same as Accumulation Unit Values because the former reflect the 3.0% assumed investment return used in the annuity rate calculations. When the Annuity Unit Value of $1.100000 is divided into the first monthly payment, the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999919 (the one-day adjustment factor for the assumed investment return of 3.0% per annum) produces a factor of 1.000109. This then is multiplied by the Annuity Unit Value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit Value of $1.105121 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit Value, or
267.5818 times $1.105121, which produces a current monthly payment of $295.71.

           ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAMS. To the extent permitted by law, the Company reserves the right to offer Enhanced Automatic Transfer Program(s) from time to time. If you elect to participate, the Company will credit an enhanced interest rate to payments made to the Enhanced Automatic Transfer Program. Eligible payments:

-    must be new payments to the Contract, including the initial payment,

-    must be allocated to the Fixed Account, which will be the source account,

- must be automatically transferred out of the Fixed Account to one or more Sub-Accounts over a specified time period and

-    will receive the enhanced rate while they remain in the Fixed Account.

You may be able to establish more than one Enhanced Automatic Transfer Program. Payments made to the Contract during the same month will be part of the same Enhanced Automatic Transfer Program if the length of the time period is the same and the enhanced rate is the same. The allocation for all of the amounts in the same program will be in accordance with the instructions for the most recent payment to this program. The monthly transfer will be made on the date designated for the initial payment to this program. The amount allocated will be determined by dividing the amount in the program by the number of remaining months. For example, for a six-month program, the first automatic transfer will be 1/6th of the balance; the second automatic transfer will be 1/5th of the balance, and so on.

Payments to different Enhanced Automatic Transfer Programs will be handled in accordance with the instructions for each particular program.

     DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

Effective January 31, 2002, the Company terminated the availability of the optional Minimum Guaranteed Annuity Payout (M-GAP) Rider. This termination does not affect M-GAP Riders issued prior to January 31, 2002 except that Owners who have previously elected the M-GAP Rider will not be able to purchase a new M-GAP Rider under the repurchase feature.

The M-GAP Rider provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase, after a ten year or fifteen year waiting period, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed annuity option rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the Contract Anniversary that the M-GAP Benefit Base is being determined;

     (b) the Accumulated Value on the effective date of the Rider accumulated daily at an effective annual yield of 5% plus gross payments made thereafter compounded daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

     (c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after being increased for subsequent payments and any positive Market Value Adjustment, if applicable, and proportionately reduced for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

                            amount of the withdrawal
           -----------------------------------------------------------
              Accumulated Value determined immediately prior to the
                                   withdrawal

EXERCISING THE M-GAP RIDER.

- The Owner may only exercise the M-GAP Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

- The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "DESCRIPTION OF ANNUITY PAYOUT OPTIONS" in the Prospectus.

- The Owner may only annuitize at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract.

TERMINATING THE M-GAP RIDER.

The Owner may not terminate the M-GAP Rider prior to the seventh Contract anniversary after the effective date of the Rider. The Owner may terminate the Rider at any time after the seventh Contract anniversary following the effective date of the Rider. The Rider will terminate automatically upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "THE SPOUSE OF THE OWNER AS BENEFICIARY" under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE.

From time to time the Company may illustrate minimum guaranteed income amounts under the M-GAP Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and M-GAP Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of an M-GAP Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With 120 Monthly Payments Guaranteed. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the M-GAP Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.

                                                           MINIMUM
                   CONTRACT            MINIMUM            GUARANTEED
                  ANNIVERSARY         GUARANTEED            ANNUAL
                  AT EXERCISE        BENEFIT BASE         INCOME(1)
                  -----------        ------------        -----------
                      10              $  162,889          $  12,153
                      15              $  207,892          $  17,695

(1)Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 years are available. See "DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS" in the Prospectus.

The M-GAP Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on guaranteed actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by applying the then current annuity factors. Therefore, the Rider should be regarded as providing a guarantee of a minimum amount of annuity income. As described above, withdrawals will reduce the benefit base.

                             PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under PERFORMANCE INFORMATION. In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Portfolio and/or an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge and any applicable surrender charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

     P(1 + T)(TO THE POWER OF n)       =  ERV

     Where:   P                        =  a hypothetical initial payment to the
                                          Variable Account of $1,000

              T                        =  average annual total return

              n                        =  number of years

              ERV                      =  the ending redeemable value of the
                                          $1,000 payment at the end of the
                                          specified period

The calculation of Total Return includes the annual charges against the asset of the Sub-Account. This charge is 1.40% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the surrender charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

          COMPLETE YEARS FROM DATE
                 OF PAYMENT                CHARGE
                 ----------                ------
                Less than 4                 8.5%
                Less than 5                 7.5%
                Less than 6                 6.5%

                Less than 7                 5.5%
                Less than 8                 3.5%
                Less than 9                 1.5%
                Thereafter                    0%

No surrender charge is deducted upon expiration of the periods specified above. In each calendar year, a certain amount (withdrawal without surrender charge amount, as described in the Prospectus) is not subject to the surrender charge.

The calculations of Total Return reflect the deduction of the $35 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

     P(1 + T)(TO THE POWER OF n)       =  EV

     Where:   P                        =  a hypothetical initial payment to the
                                          Variable Account of $1,000

              T                        =  average annual total return

              n                        =  number of years

              EV                       =  the ending value of the $1,000 payment
                                          at the end of the specified period

The calculation of Supplemental Total Return reflects the 1.40% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the surrender charge that would be applicable if the Contract was surrendered at the end of the period. The calculation of supplemental total return does not include the deduction of the $35 annual Contract fee.

PERFORMANCE TABLES. Quotations of average annual total return as shown in Table 1A are calculated in the standardized manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, the effect of the $35 annual Contract fee, the Underlying Fund charges and the surrender charge which would be assessed if the investment were completely withdrawn at the end of the specified period. The calculation is not adjusted to reflect the deduction of any optional Rider charges.

Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time, except that they do not reflect the Contract fee and assume that the Contract is not surrendered at the end of the periods shown.

Performance results in Tables 1A and 2A reflect the applicable deductions for the Contract fee, Sub-Account charges and Underlying Fund charges under this Contract and also assume that the Contract is surrendered at the end of the applicable period. Performance results in Tables 1B and 2B do not include the Contract fee and assume that the Contract is not surrendered at the end of the applicable period. Neither set of tables include optional Rider charges and neither sets reflects the 4% Payment Credit. Performance results in Tables 3 and 4, however, do reflect the 4% Payment Credit but also include all applicable deductions for the Contract Fee, Sub-Account charges, Underlying Fund charges and assume that the Contract is surrendered at the end of the applicable period. They do not include any optional Rider charge.

The performance shown in Tables 2A and 2B is calculated in exactly the same manner as that in Tables 1A and 1B; however, the period of time is based on the Underlying Fund's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under this Contract.

The performance shown in Table 3 is calculated in exactly the same manner as that in Table 1A except that it is adjusted upward to reflect the 4% Payment Credit. Similarly, performance shown in Table 4 is calculated in exactly the same manner as that in Table 2A but is adjusted upward to reflect the 4% Payment Credit.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                               PERFORMANCE TABLES
                       ALLMERICA FINANCIAL LIFE INSURANCE
                               AND ANNUITY COMPANY

                                    TABLE 1A
                   AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT

                      FOR PERIODS ENDING DECEMBER 31, 2004

                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                                                    10 YEARS
                                                         SUB-ACCOUNT       FOR YEAR                 (OR SINCE
                                                          INCEPTION         ENDED                   INCEPTION
                                                            DATE           12/31/04    5 YEARS       IF LESS)
                                                         -----------       --------    -------      --------
AIM V.I. Utilities Fund                                     5/1/01          13.31%        N/A         -9.43%
Alger American Balanced Portfolio                         11/15/99          -4.49%      -2.04%        -0.75%
Alger American Leveraged AllCap Portfolio                 11/15/99          -1.12%     -12.08%        -8.48%
Credit Suisse Trust Emerging Markets Portfolio              5/1/00          14.66%        N/A         -1.25%
Credit Suisse Trust Global Small Cap Portfolio              5/1/00           7.92%        N/A        -12.17%
Dreyfus IP MidCap Stock Portfolio                          6/23/99           4.57%       3.81%         5.11%
Dreyfus Socially Responsible Growth Fund, Inc.             6/23/99          -2.87%     -10.64%        -6.83%
Scudder Capital Growth Portfolio                           5/11/98          -1.28%      -9.36%        -1.92%
Scudder Global Discovery Portfolio                          5/6/98          13.02%      -1.87%         5.92%
Scudder Growth and Income Portfolio                         5/1/98           0.72%      -4.11%        -3.13%
Scudder Health Sciences Portfolio                           5/1/01           0.19%        N/A          1.46%
Scudder International Portfolio                             5/6/98           6.53%     -10.65%        -2.05%
Scudder Aggressive Growth Portfolio                         5/3/99          -5.01%      -9.04%        -2.39%
Scudder Blue Chip Portfolio                                 5/1/97           6.03%      -5.07%         2.33%
Scudder Fixed Income Portfolio                            12/12/96          -4.48%       3.82%         3.45%
Scudder Global Blue Chip Portfolio                         5/12/98           4.94%      -2.36%         1.65%
Scudder Government & Agency Securities Portfolio           12/4/96          -5.23%       3.60%         3.40%
Scudder High Income Portfolio                             11/13/96           2.73%       2.65%         2.99%
Scudder International Select Equity Portfolio             11/13/96           8.13%      -7.06%         1.98%
Scudder Large Cap Value Portfolio                         11/13/96           0.60%       5.20%         7.34%
Scudder Money Market Portfolio                            11/20/96          -7.79%      -0.29%         0.97%
Scudder Small Cap Growth Portfolio                         12/4/96           1.45%     -11.66%         1.12%
Scudder Strategic Income Portfolio                          5/1/97          -0.70%       4.31%         3.20%
Scudder Technology Growth Portfolio                         5/3/99          -6.95%     -15.43%        -4.34%
Scudder Total Return Portfolio                            11/29/96          -2.43%      -3.29%         2.89%
SVS Davis Venture Value Portfolio                           5/1/01           2.21%        N/A          0.53%
SVS Dreman Financial Services Portfolio                     5/4/98           2.38%       6.95%         3.77%
SVS Dreman High Return Equity Portfolio                     5/4/98           4.09%       7.55%         3.90%
SVS Dreman Small Cap Value Portfolio                      11/13/96          15.58%      11.55%         7.63%
SVS Index 500 Portfolio                                     9/1/99           0.84%      -5.57%        -3.54%
SVS INVESCO Dynamic Growth Portfolio                        5/1/01           2.45%        N/A         -5.50%
SVS Janus Growth And Income Portfolio                     10/29/99           1.87%      -5.35%        -2.47%
SVS Janus Growth Opportunities Portfolio                  10/29/99           2.86%     -10.49%        -7.35%
SVS MFS Strategic Value Portfolio                           5/1/02           7.78%        N/A          3.04%
SVS Oak Strategic Equity Portfolio                          5/1/01          -7.35%        N/A        -12.56%
SVS Turner Mid Cap Growth Portfolio                         5/1/01           1.53%        N/A         -3.82%

                                    TABLE 1B
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                         SINCE INCEPTION OF SUB-ACCOUNT
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)


                                                         SUB-ACCOUNT       FOR YEAR                    SINCE
                                                          INCEPTION          ENDED                  INCEPTION OF
                                                            DATE           12/31/04    5 YEARS      SUB-ACCOUNT
                                                         -----------       --------    -------      ------------
AIM V.I. Utilities Fund                                     5/1/01          21.83%        N/A          -7.53%
Alger American Balanced Portfolio                         11/15/99           3.10%      -0.60%          0.51%
Alger American Leveraged AllCap Portfolio                 11/15/99           6.67%     -10.72%         -7.27%
Credit Suisse Trust Emerging Markets Portfolio              5/1/00          23.18%        N/A           0.18%
Credit Suisse Trust Global Small Cap Portfolio              5/1/00          16.34%        N/A         -10.90%
Dreyfus IP MidCap Stock Portfolio                          6/23/99          12.87%       5.19%          6.17%
Dreyfus Socially Responsible Growth Fund, Inc.             6/23/99           4.72%      -9.40%         -5.82%
Scudder Capital Growth Portfolio                           5/11/98           6.47%      -8.06%         -1.13%
Scudder Global Discovery Portfolio                          5/6/98          21.62%      -0.39%          6.62%
Scudder Growth and Income Portfolio                         5/1/98           8.62%      -2.78%         -2.37%
Scudder Health Sciences Portfolio                           5/1/01           8.05%        N/A           3.62%
Scudder International Portfolio                             5/6/98          14.90%      -9.32%         -1.24%
Scudder Aggressive Growth Portfolio                         5/3/99           2.45%      -7.71%         -1.31%
Scudder Blue Chip Portfolio                                 5/1/97          14.41%      -3.62%          3.21%
Scudder Fixed Income Portfolio                            12/12/96           3.06%       5.14%          4.50%
Scudder Global Blue Chip Portfolio                         5/12/98          13.16%      -1.02%          2.44%
Scudder Government & Agency Securities Portfolio           12/4/96           2.30%       4.96%          4.48%
Scudder High Income Portfolio                             11/13/96          10.84%       4.06%          4.05%
Scudder International Select Equity Portfolio             11/13/96          16.59%      -5.75%          3.04%
Scudder Large Cap Value Portfolio                         11/13/96           8.53%       6.47%          8.19%
Scudder Money Market Portfolio                            11/20/96          -0.51%       1.11%          2.06%
Scudder Small Cap Growth Portfolio                         12/4/96           9.47%     -10.27%          2.06%
Scudder Strategic Income Portfolio                          5/1/97           7.08%       5.57%          4.07%
Scudder Technology Growth Portfolio                         5/3/99           0.50%     -13.79%         -3.07%
Scudder Total Return Portfolio                            11/29/96           5.29%      -1.86%          3.89%
SVS Davis Venture Value Portfolio                           5/1/01          10.26%        N/A           2.71%
SVS Dreman Financial Services Portfolio                     5/4/98          10.44%       8.14%          4.51%
SVS Dreman High Return Equity Portfolio                     5/4/98          12.46%       8.81%          4.75%
SVS Dreman Small Cap Value Portfolio                      11/13/96          24.26%      12.61%          8.70%
SVS Index 500 Portfolio                                     9/1/99           8.83%      -4.14%         -2.31%
SVS INVESCO Dynamic Growth Portfolio                        5/1/01          10.45%        N/A          -3.53%
SVS Janus Growth And Income Portfolio                     10/29/99           9.95%      -3.86%         -1.15%
SVS Janus Growth Opportunities Portfolio                  10/29/99          11.00%      -9.02%         -6.05%
SVS MFS Strategic Value Portfolio                           5/1/02          16.17%        N/A           5.98%
SVS Oak Strategic Equity Portfolio                          5/1/01          -0.11%        N/A         -10.71%
SVS Turner Mid Cap Growth Portfolio                         5/1/01           9.48%        N/A          -1.78%

                                    TABLE 2A
                          AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                                                    10 YEARS
                                                          PORTFOLIO        FOR YEAR                 (OR SINCE
                                                          INCEPTION         ENDED                   INCEPTION
                                                            DATE           12/31/04    5 YEARS      IF LESS)
                                                         -----------       --------    -------      ---------
AIM V.I. Utilities Fund                                     1/3/95          13.31%      -7.07%         3.61%
Alger American Balanced Portfolio                           9/5/89          -4.49%      -2.04%         8.99%
Alger American Leveraged AllCap Portfolio                  1/25/95          -1.12%     -12.08%        13.33%
Credit Suisse Trust Emerging Markets Portfolio            12/31/97          14.66%      -3.18%         2.42%
Credit Suisse Trust Global Small Cap Portfolio             9/30/96           7.92%     -10.37%         0.17%
Dreyfus IP MidCap Stock Portfolio                           5/1/98           4.57%       3.81%         3.89%
Dreyfus Socially Responsible Growth Fund, Inc.             10/7/93          -2.87%     -10.64%         6.32%
Scudder Capital Growth Portfolio                           7/16/85          -1.28%      -9.36%         6.96%
Scudder Global Discovery Portfolio                          5/1/96          13.02%      -1.87%         8.19%
Scudder Growth and Income Portfolio                         5/2/94           0.72%      -4.11%         5.84%
Scudder Health Sciences Portfolio                           5/1/01           0.19%        N/A          1.46%
Scudder International Portfolio                             5/1/87           6.53%     -10.65%         2.58%
Scudder Aggressive Growth Portfolio                         5/3/99          -5.01%      -9.04%        -2.39%
Scudder Blue Chip Portfolio                                 5/1/97           6.03%      -5.07%         2.33%
Scudder Fixed Income Portfolio                              5/1/96          -4.48%       3.82%         3.44%
Scudder Global Blue Chip Portfolio                          5/5/98           4.94%      -2.36%         1.35%
Scudder Government & Agency Securities Portfolio            9/3/87          -5.23%       3.60%         4.16%
Scudder High Income Portfolio                               4/6/82           2.73%       2.65%         4.61%
Scudder International Select Equity Portfolio               1/6/92           8.13%      -7.06%         3.60%
Scudder Large Cap Value Portfolio                           5/1/96           0.60%       5.20%         8.35%
Scudder Money Market Portfolio                              4/6/82          -7.79%      -0.29%         0.97%
Scudder Small Cap Growth Portfolio                          5/2/94           1.45%     -11.66%         5.88%
Scudder Strategic Income Portfolio                          5/1/97          -0.70%       4.31%         3.20%
Scudder Technology Growth Portfolio                         5/3/99          -6.95%     -15.43%        -4.34%
Scudder Total Return Portfolio                              4/6/82          -2.43%      -3.29%         6.00%
SVS Davis Venture Value Portfolio                           5/1/01           2.21%        N/A          0.53%
SVS Dreman Financial Services Portfolio                     5/4/98           2.38%       6.95%         3.77%
SVS Dreman High Return Equity Portfolio                     5/4/98           4.09%       7.55%         3.90%
SVS Dreman Small Cap Value Portfolio                        5/1/96          15.58%      11.55%         7.01%
SVS Index 500 Portfolio                                     9/1/99           0.84%      -5.57%        -3.54%
SVS INVESCO Dynamic Growth Portfolio                        5/1/01           2.45%        N/A         -5.50%
SVS Janus Growth And Income Portfolio                     10/29/99           1.87%      -5.35%        -2.47%
SVS Janus Growth Opportunities Portfolio                  10/29/99           2.86%     -10.49%        -7.35%
SVS MFS Strategic Value Portfolio                           5/1/02           7.78%        N/A          3.04%
SVS Oak Strategic Equity Portfolio                          5/1/01          -7.35%        N/A        -12.56%
SVS Turner Mid Cap Growth Portfolio                         5/1/01           1.53%        N/A         -3.82%


(1) Many of the Underlying Portfolios in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Portfolio rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Portfolio since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

                                    TABLE 2B
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)


                                                                                                    10 YEARS
                                                          PORTFOLIO        FOR YEAR                 (OR SINCE
                                                          INCEPTION          ENDED                  INCEPTION
                                                            DATE           12/31/04    5 YEARS      IF LESS)
                                                         -----------       --------    -------      ----------
AIM V.I. Utilities Fund                                     1/3/95          21.83%      -5.17%         4.97%
Alger American Balanced Portfolio                           9/5/89           3.10%      -0.60%        10.07%
Alger American Leveraged AllCap Portfolio                  1/25/95           6.67%     -10.72%        13.38%
Credit Suisse Trust Emerging Markets Portfolio            12/31/97          23.18%      -1.87%         4.13%
Credit Suisse Trust Global Small Cap Portfolio             9/30/96          16.34%      -9.16%         1.59%
Dreyfus IP MidCap Stock Portfolio                           5/1/98          12.87%       5.19%         4.67%
Dreyfus Socially Responsible Growth Fund, Inc.             10/7/93           4.72%      -9.40%         7.22%
Scudder Capital Growth Portfolio                           7/16/85           6.47%      -8.06%         7.91%
Scudder Global Discovery Portfolio                          5/1/96          21.62%      -0.39%         9.13%
Scudder Growth and Income Portfolio                         5/2/94           8.62%      -2.78%         6.78%
Scudder Health Sciences Portfolio                           5/1/01           8.05%        N/A          3.62%
Scudder International Portfolio                             5/1/87          14.90%      -9.32%         3.81%
Scudder Aggressive Growth Portfolio                         5/3/99           2.45%      -7.71%        -1.31%
Scudder Blue Chip Portfolio                                 5/1/97          14.41%      -3.62%         3.21%
Scudder Fixed Income Portfolio                              5/1/96           3.06%       5.14%         4.44%
Scudder Global Blue Chip Portfolio                          5/5/98          13.16%      -1.02%         2.14%
Scudder Government & Agency Securities Portfolio            9/3/87           2.30%       4.96%         5.46%
Scudder High Income Portfolio                               4/6/82          10.84%       4.06%         5.83%
Scudder International Select Equity Portfolio               1/6/92          16.59%      -5.75%         4.81%
Scudder Large Cap Value Portfolio                           5/1/96           8.53%       6.47%         9.11%
Scudder Money Market Portfolio                              4/6/82          -0.51%       1.11%         2.41%
Scudder Small Cap Growth Portfolio                          5/2/94           9.47%     -10.27%         6.81%
Scudder Strategic Income Portfolio                          5/1/97           7.08%       5.57%         4.07%
Scudder Technology Growth Portfolio                         5/3/99           0.50%     -13.79%        -3.07%
Scudder Total Return Portfolio                              4/6/82           5.29%      -1.86%         7.07%
SVS Davis Venture Value Portfolio                           5/1/01          10.26%        N/A          2.71%
SVS Dreman Financial Services Portfolio                     5/4/98          10.44%       8.14%         4.51%
SVS Dreman High Return Equity Portfolio                     5/4/98          12.46%       8.81%         4.75%
SVS Dreman Small Cap Value Portfolio                        5/1/96          24.26%      12.61%         7.99%
SVS Index 500 Portfolio                                     9/1/99           8.83%      -4.14%        -2.31%
SVS INVESCO Dynamic Growth Portfolio                        5/1/01          10.45%        N/A         -3.53%
SVS Janus Growth And Income Portfolio                     10/29/99           9.95%      -3.86%        -1.15%
SVS Janus Growth Opportunities Portfolio                  10/29/99          11.00%      -9.02%        -6.05%
SVS MFS Strategic Value Portfolio                           5/1/02          16.17%        N/A          5.98%
SVS Oak Strategic Equity Portfolio                          5/1/01          -0.11%        N/A        -10.71%
SVS Turner Mid Cap Growth Portfolio                         5/1/01           9.48%        N/A         -1.78%


(1) Many of the Underlying Portfolios in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Portfolio rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Portfolio since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

                                     TABLE 3
                          AVERAGE ANNUAL TOTAL RETURNS
                           INCLUDING 4% PAYMENT CREDIT

                      FOR PERIODS ENDING DECEMBER 31, 2004

                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                            SUB-                                       SINCE
                                                           ACCOUNT         FOR YEAR                  INCEPTION
                                                          INCEPTION          ENDED                    OF SUB-
                                                            DATE           12/31/04    5 YEARS        ACCOUNT
                                                         -----------       --------    -------      -----------
AIM V.I. Utilities Fund                                     5/1/01          18.03%        N/A         -8.59%
Alger American Balanced Portfolio                         11/15/99          -1.96%      -2.57%        -1.27%
Alger American Leveraged AllCap Portfolio                 11/15/99           1.84%     -12.28%        -8.67%
Credit Suisse Trust Emerging Markets Portfolio              5/1/00          19.40%        N/A         -0.60%
Credit Suisse Trust Global Small Cap Portfolio              5/1/00          12.38%        N/A        -11.51%
Dreyfus IP MidCap Stock Portfolio                          6/23/99           7.43%       3.33%         4.55%
Dreyfus Socially Responsible Growth Fund, Inc.             6/23/99           0.70%     -10.23%        -6.46%
Scudder Capital Growth Portfolio                           5/11/98           2.07%      -9.21%        -1.92%
Scudder Global Discovery Portfolio                          5/6/98          16.85%      -2.06%         5.55%
Scudder Growth and Income Portfolio                         5/1/98           4.27%      -3.82%        -3.02%
Scudder Health Sciences Portfolio                           5/1/01           3.70%        N/A          2.08%
Scudder International Portfolio                             5/6/98          10.18%     -10.62%        -2.18%
Scudder Aggressive Growth Portfolio                         5/3/99          -1.92%      -8.97%        -2.39%
Scudder Blue Chip Portfolio                                 5/1/97           9.11%      -5.52%         1.99%
Scudder Fixed Income Portfolio                            12/12/96          -1.47%       3.84%         3.96%
Scudder Global Blue Chip Portfolio                         5/12/98           8.75%      -1.97%         1.90%
Scudder Government & Agency Securities Portfolio           12/4/96          -2.50%       3.36%         3.65%
Scudder High Income Portfolio                             11/13/96           6.03%       2.68%         3.49%
Scudder International Select Equity Portfolio             11/13/96          12.32%      -6.69%         2.95%
Scudder Large Cap Value Portfolio                         11/13/96           3.82%       5.25%         7.71%
Scudder Money Market Portfolio                            11/20/96          -4.97%      -0.39%         1.43%
Scudder Small Cap Growth Portfolio                         12/4/96           4.34%     -12.02%         1.12%
Scudder Strategic Income Portfolio                          5/1/97           3.00%       4.89%         3.94%
Scudder Technology Growth Portfolio                         5/3/99          -5.42%     -16.64%        -5.75%
Scudder Total Return Portfolio                            11/29/96           0.27%      -3.70%         2.94%
SVS Davis Venture Value Portfolio                           5/1/01           5.65%        N/A          0.97%
SVS Dreman Financial Services Portfolio                     5/4/98           5.74%       7.09%         3.67%
SVS Dreman High Return Equity Portfolio                     5/4/98           6.06%       6.17%         2.29%
SVS Dreman Small Cap Value Portfolio                      11/13/96          19.11%      10.95%         7.50%
SVS Index 500 Portfolio                                     9/1/99           3.59%      -6.07%        -4.05%
SVS INVESCO Dynamic Growth Portfolio                        5/1/01           6.43%        N/A         -4.60%
SVS Janus Growth And Income Portfolio                     10/29/99           4.45%      -6.01%        -3.13%
SVS Janus Growth Opportunities Portfolio                  10/29/99           5.50%     -11.09%        -7.95%
SVS MFS Strategic Value Portfolio                           5/1/02          12.30%        N/A          4.64%
SVS Oak Strategic Equity Portfolio                          5/1/01          -3.81%        N/A        -11.77%
SVS Turner Mid Cap Growth Portfolio                         5/1/01           5.30%        N/A         -3.07%

                                     TABLE 4
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                           INCLUDING 4% PAYMENT CREDIT

                      FOR PERIODS ENDING DECEMBER 31, 2004

                   SINCE INCEPTION OF UNDERLYING PORTFOLIO 1)
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                                                    10 YEARS
                                                            FUND           FOR YEAR                 (OR SINCE
                                                          INCEPTION          ENDED                  INCEPTION
                                                            DATE           12/31/04    5 YEARS       IF LESS)
                                                         -----------       --------    -------      ---------
AIM V.I. Utilities Fund                                     1/3/95          18.03%      -5.85%         5.37%
Alger American Balanced Portfolio                           9/5/89          -1.96%      -2.57%         9.07%
Alger American Leveraged AllCap Portfolio                  1/25/95           1.84%     -12.28%        12.73%
Credit Suisse Trust Emerging Markets Portfolio            12/31/97          19.40%      -2.61%         4.12%
Credit Suisse Trust Global Small Cap Portfolio             9/30/96          12.38%      -9.76%         1.80%
Dreyfus IP MidCap Stock Portfolio                           5/1/98           7.43%       3.33%         3.18%
Dreyfus Socially Responsible Growth Fund, Inc.             10/7/93           0.70%     -10.23%         7.30%
Scudder Capital Growth Portfolio                           7/16/85           2.07%      -9.21%         7.67%
Scudder Global Discovery Portfolio                          5/1/96          16.85%      -2.06%         8.40%
Scudder Growth and Income Portfolio                         5/2/94           4.27%      -3.82%         6.68%
Scudder Health Sciences Portfolio                           5/1/01           3.70%        N/A          2.08%
Scudder International Portfolio                             5/1/87          10.18%     -10.62%         3.40%
Scudder Aggressive Growth Portfolio                         5/3/99          -1.92%      -8.97%        -2.39%
Scudder Blue Chip Portfolio                                 5/1/97           9.11%      -5.52%         1.99%
Scudder Fixed Income Portfolio                              5/1/96          -1.47%       3.84%         3.88%
Scudder Global Blue Chip Portfolio                          5/5/98           8.75%      -1.97%         1.59%
Scudder Government & Agency Securities Portfolio            9/3/87          -2.50%       3.36%         4.68%
Scudder Growth Portfolio                                   12/9/83           6.03%       2.68%         5.33%
Scudder High Income Portfolio                               4/6/82          12.32%      -6.69%         4.79%
Scudder International Select Equity Portfolio               1/6/92           3.82%       5.25%         8.62%
Scudder Large Cap Value Portfolio                           5/1/96          -4.97%      -0.39%         1.84%
Scudder Small Cap Growth Portfolio                          5/2/94           4.34%     -12.02%         5.95%
Scudder Strategic Income Portfolio                          5/1/97           3.00%       4.89%         3.94%
Scudder Technology Growth Portfolio                         5/3/99          -5.42%     -16.64%        -5.75%
Scudder Total Return Portfolio                              4/6/82           0.27%      -3.70%         6.17%
SVS Davis Venture Value Portfolio                           5/1/01           5.65%        N/A          0.97%
SVS Dreman Financial Services Portfolio                     5/4/98           5.74%       7.09%         3.67%
SVS Dreman High Return Equity Portfolio                     5/4/98           6.06%       6.17%         2.29%
SVS Dreman Small Cap Value Portfolio                        5/1/96          19.11%      10.95%         6.76%
SVS Index 500 Portfolio                                     9/1/99           3.59%      -6.07%        -4.05%
SVS INVESCO Dynamic Growth Portfolio                        5/1/01           6.43%        N/A         -4.60%
SVS Janus Growth And Income Portfolio                     10/29/99           4.45%      -6.01%        -3.13%
SVS Janus Growth Opportunities Portfolio                  10/29/99           5.50%     -11.09%        -7.95%
SVS MFS Strategic Value Portfolio                           5/1/02          12.30%        N/A          4.64%
SVS Oak Strategic Equity Portfolio                          5/1/01          -3.81%        N/A        -11.77%
SVS Turner Mid Cap Growth Portfolio                         5/1/01           5.30%        N/A         -3.07%


(1) Many of the Underlying Portfolios in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Portfolio rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Portfolio since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

YIELD AND EFFECTIVE YIELD - THE SCUDDER MONEY MARKET SUB-ACCOUNT


Set forth below is yield and effective yield information for the Scudder Money Market Sub-Account for the seven-day period ended December 31, 2004:



                  Yield                              0.22%
                  Effective Yield                    0.22%


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Scudder Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

    Effective Yield = [(base period return + 1) (TO THE POWER OF(365/7)) ] - 1

The calculations of yield and effective yield reflect the $35 Contract fee.

                            TAX-DEFERRED ACCUMULATION

                               NON-QUALIFIED             CONVENTIONAL
                               ANNUITY CONTRACT          SAVINGS PLAN

                           AFTER-TAX CONTRIBUTIONS AND
                              TAX-DEFERRED EARNINGS

                                                       TAXABLE LUMP SUM        AFTER-TAX CONTRIBUTIONS
                               NO WITHDRAWALS           SUM WITHDRAWAL          AND TAXABLE EARNINGS
                               --------------           --------------          --------------------
            Years 10           $   107,946               $    86,448                $    81,693
            Years 20               233,048                   165,137                    133,476
            Years 30               503,133                   335,021                    218,082

This chart compares the accumulation of a $50,000 initial investment into a non-qualified annuity contract with a conventional savings plan. Contributions to the non-qualified annuity contract and the conventional savings plan are made after tax. Only the gain in the non-qualified annuity contract will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Contract. Income on non-qualified annuity contracts is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See FEDERAL TAX CONSIDERATIONS in the Prospectus.

The chart does not reflect the following charges and expenses under the
Contract: 1.25% for mortality and expense risk; 0.15% administration charges; 8.5% maximum surrender charge; and $35 annual Contract fee. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contract. (IMPORTANT -- THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN.)

Unlike savings plans, contributions to non-qualified annuity contracts provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a non-qualified annuity contract (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

                              FINANCIAL STATEMENTS

Financial Statements are included for Allmerica Financial Life Insurance and Annuity Company and for its Separate Account KG.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company and its subsidiaries at December 31, 2004, and 2003 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 4 to the consolidated financial statements, effective January 1, 2004 the Company adopted Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional
Long-Duration Contracts and for Separate Accounts.


/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
February 24, 2005

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements Of Income

FOR THE YEARS ENDED DECEMBER 31,                                             2004            2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
REVENUES

  Premiums                                                               $       39.5    $       41.9    $       48.1
  Universal life and investment product policy fees                             280.0           319.3           409.8
  Net investment income                                                         217.5           270.9           384.2
  Net realized investment gains (losses)                                          8.6            16.4          (137.7)
  Other income                                                                   40.2           121.1            97.7
                                                                         ------------    ------------    ------------
    Total revenues                                                              585.8           769.6           802.1
                                                                         ------------    ------------    ------------

BENEFITS, LOSSES AND EXPENSES
  Policy benefits, claims, losses and loss adjustment expenses                  231.1           265.2           485.6
  Policy acquisition expenses                                                   120.8           145.1           655.9
  Interest on trust instruments supported by funding obligations                 51.8            53.4            61.7
  Loss (gain) from retirement of trust instruments supported by
    funding obligations                                                           0.2            (5.7)         (102.6)
  Additional consideration received from sale of defined contribution
    business                                                                        -               -            (3.6)
  (Gain) loss from sale of universal life business                                  -            (5.5)           31.3
  Restructuring costs                                                             5.3            29.0            14.8
  Losses (gains) on derivative instruments                                        0.6            10.3           (40.3)
  Other operating expenses                                                      164.8           278.9           316.5
                                                                         ------------    ------------    ------------
    Total benefits, losses and expenses                                         574.6           770.7         1,419.3
                                                                         ------------    ------------    ------------
  Income (loss) before federal income taxes                                      11.2            (1.1)         (617.2)
                                                                         ------------    ------------    ------------

FEDERAL INCOME TAX BENEFIT
  Current                                                                       (80.5)            2.5           (28.5)
  Deferred                                                                       44.7           (19.9)         (215.3)
                                                                         ------------    ------------    ------------
    Total federal income tax benefit                                            (35.8)          (17.4)         (243.8)
                                                                         ------------    ------------    ------------

Income (loss) before cumulative effect of change in accounting
  principle                                                                      47.0            16.3          (373.4)

Cumulative effect of change in accounting principle                             (57.2)              -            (1.6)
                                                                         ------------    ------------    ------------
Net (loss) income                                                        $      (10.2)   $       16.3    $     (375.0)
                                                                         ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Balance Sheets

DECEMBER 31,                                                                           2004            2003
---------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
ASSETS
  Investments:
    Fixed maturities at fair value (amortized cost of $3,826.6 and $3,912.6)       $    3,976.1    $    4,080.1
    Equity securities at fair value (cost of $3.4 and $6.2)                                 5.6            10.3
    Mortgage loans                                                                         64.1           122.3
    Policy loans                                                                          256.4           268.0
    Other long-term investments                                                            54.7            80.0
                                                                                   ------------    ------------
      Total investments                                                                 4,356.9         4,560.7
                                                                                   ------------    ------------
  Cash and cash equivalents                                                               280.9           553.6
  Accrued investment income                                                                67.4            76.2
  Premiums, accounts and notes receivable, net                                              4.2             3.8
  Reinsurance receivable on paid and unpaid losses, benefits and
    unearned premiums                                                                     986.6         1,042.9
  Deferred policy acquisition costs                                                       694.1           894.6
  Deferred federal income taxes                                                           207.9           223.8
  Other assets                                                                            248.5           157.4
  Separate account assets                                                              10,455.0        11,835.4
                                                                                   ------------    ------------
      Total assets                                                                 $   17,301.5    $   19,348.4
                                                                                   ============    ============

LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits                                                         $    3,462.3    $    3,556.8
    Outstanding claims and losses                                                         110.3           105.2
    Unearned premiums                                                                       3.4             3.5
    Contractholder deposit funds and other policy liabilities                             374.7           675.5
                                                                                   ------------    ------------
      Total policy liabilities and accruals                                             3,950.7         4,341.0
                                                                                   ------------    ------------
  Expenses and taxes payable                                                              645.4           764.7
  Reinsurance premiums payable                                                             12.3            12.1
  Trust instruments supported by funding obligations                                    1,126.0         1,200.3
  Separate account liabilities                                                         10,455.0        11,835.4
                                                                                   ------------    ------------
      Total liabilities                                                                16,189.4        18,153.5
                                                                                   ------------    ------------
  Commitments and contingencies (Notes 15 and 19)

SHAREHOLDER'S EQUITY
  Common stock, $1,000 par value, 10,000 shares authorized, 2,526
    shares issued and outstanding                                                           2.5             2.5
  Additional paid-in capital                                                            1,000.0         1,075.0
  Accumulated other comprehensive loss                                                    (21.1)          (23.5)
  Retained earnings                                                                       130.7           140.9
                                                                                   ------------    ------------
      Total shareholder's equity                                                        1,112.1         1,194.9
                                                                                   ------------    ------------
      Total liabilities and shareholder's equity                                   $   17,301.5    $   19,348.4
                                                                                   ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements of Shareholder's Equity

FOR THE YEARS ENDED DECEMBER 31,                                                  2004            2003            2002
--------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
COMMON STOCK
  Balance at beginning and end of year                                        $        2.5    $        2.5    $        2.5
                                                                              ------------    ------------    ------------
ADDITIONAL PAID-IN CAPITAL
  Balance at beginning of year                                                     1,075.0         1,075.0           887.0
  Return of capital                                                                  (75.0)              -           188.0
                                                                              ------------    ------------    ------------
  Balance at end of year                                                           1,000.0         1,075.0         1,075.0
                                                                              ------------    ------------    ------------

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

  Net unrealized appreciation (depreciation) on investments and derivative instruments:
  Balance at beginning of year                                                         3.1            14.8            21.0
  Appreciation (depreciation) during the period:
    Net appreciation (depreciation) on available-for-sale securities and
      derivative instruments                                                          10.8           (17.9)           (9.6)
    (Provision) benefit for deferred federal income taxes                             (3.8)            6.2             3.4
                                                                              ------------    ------------    ------------
                                                                                       7.0           (11.7)           (6.2)
                                                                              ------------    ------------    ------------
  Balance at end of year                                                              10.1             3.1            14.8
                                                                              ------------    ------------    ------------
  Minimum Pension Liability:
  Balance at beginning of year                                                       (26.6)          (44.0)          (15.5)
  (Increase) decrease during the period:
    (Increase) decrease in minimum pension liability                                  (7.1)           26.8           (43.8)
    Benefit (provision) for deferred federal income taxes                              2.5            (9.4)           15.3
                                                                              ------------    ------------    ------------
                                                                                      (4.6)           17.4           (28.5)
                                                                              ------------    ------------    ------------
  Balance at end of year                                                             (31.2)          (26.6)          (44.0)
                                                                              ------------    ------------    ------------
  Total accumulated other comprehensive loss                                         (21.1)          (23.5)          (29.2)
                                                                              ------------    ------------    ------------

RETAINED EARNINGS
  Balance at beginning of year                                                       140.9           149.6           524.6
  Dividend                                                                               -           (25.0)              -
  Net (loss) income                                                                  (10.2)           16.3          (375.0)
                                                                              ------------    ------------    ------------
  Balance at end of year                                                             130.7           140.9           149.6
                                                                              ------------    ------------    ------------

    Total shareholder's equity                                                $    1,112.1    $    1,194.9    $    1,197.9
                                                                              ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements of Comprehensive (Loss) Income

FOR THE YEARS ENDED DECEMBER 31,                                                  2004            2003            2002
--------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Net (loss) income                                                             $      (10.2)   $       16.3    $     (375.0)
                                                                              ------------    ------------    ------------
Other comprehensive income (loss):
  Available-for-sale securities:
    Net (depreciation) appreciation during the period                                (19.9)          (10.7)           48.9
    Benefit (provision) for deferred federal income taxes                              6.9             3.7           (17.1)
                                                                              ------------    ------------    ------------
  Total available-for-sales securities                                               (13.0)           (7.0)           31.8
                                                                              ------------    ------------    ------------
  Derivative instruments:
    Net appreciation (depreciation) during the period                                 30.7            (7.2)          (58.5)
    (Provision) benefit for deferred federal income taxes                            (10.7)            2.5            20.5
                                                                              ------------    ------------    ------------
  Total derivatives instruments                                                       20.0            (4.7)          (38.0)
                                                                              ------------    ------------    ------------
                                                                                       7.0           (11.7)           (6.2)
                                                                              ------------    ------------    ------------
  Minimum pension liability:
    (Increase) decrease in minimum pension liability                                  (7.1)           26.8           (43.8)
    Benefit (provision) for deferred federal income taxes                              2.5            (9.4)           15.3
                                                                              ------------    ------------    ------------
                                                                                      (4.6)           17.4           (28.5)
                                                                              ------------    ------------    ------------
Other comprehensive income (loss)                                                      2.4             5.7           (34.7)
                                                                              ------------    ------------    ------------
Comprehensive (loss) income                                                   $       (7.8)   $       22.0    $     (409.7)
                                                                              ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements of Cash Flows

FOR THE YEARS ENDED DECEMBER 31,                                                  2004            2003            2002
--------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net (loss) income                                                           $      (10.2)   $       16.3    $     (375.0)
  Adjustments to reconcile net (loss) income to net cash (used in)
    provided by operating activities:
    Net realized investment (gains) losses                                            (8.6)          (16.4)          137.7
    (Gains) losses on derivative instruments                                          (1.2)            6.9           (40.3)
    Losses on futures contracts                                                       25.1            10.2               -
    Impairment of capitalized technology                                                 -             3.4            29.8
    Net amortization and depreciation                                                 27.9            29.2            18.0
    Interest credited to contractholder deposit funds and trust
      instruments supported by funding obligations                                    46.1            57.4            84.4
    Gain from retirement of trust instruments supported by funding
      obligations                                                                      0.2            (5.7)         (102.6)
    (Gain) loss from sale of universal life business                                     -            (5.5)           31.3
    Deferred federal income taxes                                                     44.7           (19.9)         (215.3)
    Change in deferred acquisition costs                                             128.3           135.3           386.7
    Change in premiums and notes receivable, net of reinsurance
      premiums payable                                                                (0.3)         (500.4)            0.9
    Change in accrued investment income                                                8.9            13.4             7.4
    Change in policy liabilities and accruals, net                                  (322.0)         (412.4)         (221.7)
    Change in reinsurance receivable                                                  56.3            21.8            15.1
    Change in expenses and taxes payable                                             (85.9)         (223.1)          189.7
    Other, net                                                                        24.4            45.5            (3.3)
                                                                              ------------    ------------    ------------
      Net cash used in by operating activities                                       (66.3)         (844.0)          (57.2)
                                                                              ------------    ------------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals and maturities of available-for-sale fixed
      maturities                                                                     967.9         1,907.7         3,503.6
    Proceeds from disposals of equity securities                                       8.8            70.5             0.5
    Proceeds from disposals of other investments                                      43.0            64.3            60.4
    Proceeds from mortgages sold, matured or collected                                58.7            53.7            52.3
    Purchase of available-for-sale fixed maturities                                 (762.1)       (1,236.6)       (1,997.6)
    Purchase of equity securities                                                     (2.7)          (40.2)           (1.4)
    Purchase of other investments                                                     (5.0)          (21.9)          (31.3)
    Capital expenditures                                                              (5.8)           (5.0)          (11.5)
    Net receipts (payments) related to margin deposits on derivative
      instruments                                                                     (4.9)           56.6           (72.0)
    Proceeds from disposal company owned life insurance                                  -            64.9               -
    Other investing activities, net                                                    0.2            94.8            16.8
                                                                              ------------    ------------    ------------
      Net cash provided by investing activities                                      298.1         1,008.8         1,519.8
                                                                              ------------    ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES
    Deposits to contractholder deposit funds                                             -               -           100.0
    Withdrawals from contractholder deposit funds                                   (183.4)          (32.7)       (1,023.7)
    Deposits to trust instruments supported by funding obligations                       -               -           112.0
    Withdrawals from trust instruments supported by funding obligations             (182.7)         (156.9)         (578.9)
    Change in collateral related to securities lending program                      (138.4)          263.5            47.3
    (Dividend) capital contribution                                                      -            (0.6)           42.1
                                                                              ------------    ------------    ------------
      Net cash (used in) provided by financing activities                           (504.5)           73.3        (1,301.2)
                                                                              ------------    ------------    ------------
Net change in cash and cash equivalents                                             (272.7)          238.1           161.4
Cash and cash equivalents, beginning of period                                       553.6           315.5           154.1
                                                                              ------------    ------------    ------------
Cash and cash equivalents, end of period                                      $      280.9    $      553.6    $      315.5
                                                                              ============    ============    ============
SUPPLEMENTAL CASH FLOW INFORMATION
Interest payments                                                             $          -    $          -    $       (0.7)
Income tax refunds                                                            $       52.0    $       29.8    $        9.1

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION
Allmerica Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of First Allmerica Financial Life Insurance Company ("FAFLIC") and certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFLIAC agreed with the Massachusetts Insurance Commissioner to maintain certain surplus levels indefinitely.

At December 31, 2004, the Company manages a block of existing variable annuity, variable universal life and traditional life insurance products, as well as certain group retirement products and a block of Guaranteed Investment Contracts ("GICs"). During 2003, the Company managed this existing life insurance business and also operated our independent broker/dealer business, which was conducted through VeraVest Investment, Inc. ("VeraVest"). VeraVest distributed third party investment and insurance products. In the fourth quarter of 2003, we announced the cessation of retail sales through VeraVest (see Note 3 - Significant Transactions). In addition, prior to September 30, 2002, the Company actively manufactured and sold variable annuities, variable universal life and traditional life insurance products. Subsequent to our announcement on September 27, 2002 that we planned to consider strategic alternatives, including a significant reduction of sales of proprietary variable annuities and life insurance products, we ceased all new sales of these products.

Prior to September 2002, FAFLIC offered GICs. GICs, also referred to as funding agreements, are investment contracts with either short-term or long-term maturities, which are issued to institutional buyers or to various business or charitable trusts. The Company's declining financial strength ratings from various rating agencies during 2002 resulted in GIC contractholders terminating all remaining short-term funding agreements and made it impractical for FAFLIC to continue selling new long-term funding agreements. Furthermore, the Company retired certain long-term funding agreements, at discounts, during 2004, 2003 and the fourth quarter of 2002 (see Note 3 - Significant Transactions).

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

B. CLOSED BLOCK
FAFLIC established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Massachusetts Commissioner of Insurance consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and cash flow generated by the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future after-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C. VALUATION OF INVESTMENTS
In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale, or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Fixed maturities and equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in accumulated other comprehensive income, a separate component of shareholders' equity. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk and that meet the conditions for separate account reporting under Statement of Positions 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACT AND FOR SEPARATE ACCOUNTs ("SOP 03-1"), are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary decline in value of a specific investment is deemed to have occurred, the Company reduces the cost basis of the investment to fair value. This reduction is permanent and is recognized as a realized investment loss. Changes in the reserves for mortgage loans are included in realized investment gains or losses. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting under SOP 03-01 accrue to the contract holder.

D. FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts, option contracts and futures contracts. These instruments involve credit risk and are also subject to risk of loss due to interest rate and foreign currency fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

E. DERIVATIVES AND HEDGING ACTIVITIES
All derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings. Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows (i.e., when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that are highly effective and that are designated and qualify as foreign currency hedges are recorded in either current period earnings or other comprehensive income, depending on whether the hedge transaction is a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments are reported in current period earnings.

The Company may hold financial instruments that contain "embedded" derivative instruments. The Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument, or host contract, and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and designated as a fair value, cash flow, or foreign currency hedge, or as a trading derivative instrument.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively, as discussed below.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, including forecasted transactions; (2) the derivative expires or is sold, terminated, or exercised;
(3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the derivative used in a cash flow hedge expires or is sold, terminated, or exercised, the gain or loss on the derivative will continue to be deferred in accumulated other comprehensive income and reclassified to earnings when the hedged forecasted transaction affects earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period earnings.

F. CASH AND CASH EQUIVALENTS
Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

G. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS
Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. In addition, the Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments, also referred to as sales inducements. Acquisition costs and sales inducements related to variable annuities and contractholder deposit funds that were deferred in 2002 and prior, are amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products which were deferred in 2002 and prior are amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs ("DAC") and deferred sales inducements for each life product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although recoverability of DAC and deferred sales inducements is not assured, the Company believes it is more likely than not that all of these costs will be recovered. The amount of DAC and deferred sales inducements considered recoverable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced or permanently impaired as a result of the disposition of a line of business. The amount of amortization of DAC and deferred sales inducements could be revised in the near term if any of the estimates discussed above are revised.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

H. REINSURANCE RECEIVABLES
The Company shares certain insurance risks it has underwritten, through the use of reinsurance contracts, with various insurance entities. Reinsurance accounting is followed for ceded transactions when the risk transfer provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS ("Statement No. 113"), have been met. As a result, when the Company experiences claims events, or unfavorable mortality or morbidity experience that are subject to a reinsurance contract, reinsurance recoverables are recorded. The amount of the reinsurance recoverable can vary based on the terms of the reinsurance contract, the size of the individual claim, or the aggregate amount of all claims in a particular line. The valuation of claims recoverable depends on whether the underlying claim is a reported claim, or a future policy benefit. For reported claims, the Company values reinsurance recoverables at the time the underlying claim is recognized, in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information and applies that information to the future policy benefit estimates. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is disclosed separately in the financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled.

I. PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE
Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 30 years. The estimated useful life for capitalized software is generally 5 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

The Company tests for the recoverability of long-lived assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. When an impairment loss occurs, the Company reduces the carrying value of the asset to fair value. Fair values are estimated using discounted cash flow analysis.

J. GOODWILL
In accordance with the provisions of Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142"), the Company carries its goodwill at amortized cost, net of impairments. The Company tests for the recoverability of goodwill annually or whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of reporting units with goodwill exceed the fair value. The amount of the impairment loss that is recognized is determined based upon the excess of the carrying value of goodwill compared to the implied fair value of the goodwill, as determined with respect to all assets and liabilities of the reporting unit.

K. SEPARATE ACCOUNTS
Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders and certain pension funds. Assets consist principally of mutual funds, bonds, common stocks, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed on fund values of these contracts. Prior to the adoption of SOP 03-1, appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, was reflected in shareholders' equity or net investment income. See Note 4 - Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

L. POLICY LIABILITIES AND ACCRUALS
Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for guaranteed minimum death benefits ("GMDB") in excess of contract values.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on health insurance contracts for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products such as GICs, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

Trust instruments supported by funding obligations consist of deposits received from customers, investment earnings on their fund balance and the effect of changes in foreign currencies related to these deposits.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

M. PREMIUM, FEE REVENUE AND RELATED EXPENSES
Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims for guaranteed minimum death benefits in excess of contract values, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges such as enhanced crediting rates or bonus payments that represent compensation for services to be provided in future periods are classified as deferred sales inducements and amortized over the period benefited using the same assumptions used to amortize deferred acquisition costs.

N. FEDERAL INCOME TAXES
AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or a non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The AFC Board of Directors has delegated to management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The income tax liability is calculated on a separate return basis and benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from insurance reserves, policy acquisition expenses, tax credit carryforwards, employee benefit plans, and net operating loss carryforwards and deferred sales inducements.

O. NEW ACCOUNTING PRONOUNCEMENTS
In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 123 (revised 2004), SHARE-BASED PAYMENT ("Statement No. 123(R)"). This statement requires companies to measure and recognize the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value. Statement No. 123(R) replaces Statement of Financial Accounting Standards No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION ("Statement No. 123"), and supersedes Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES ("APB Opinion No. 25"). The provisions of this statement are effective for interim and annual periods beginning after June 15, 2005. The Company is evaluating the effects of Statement No. 123(R) and will begin expensing stock options in the third quarter of 2005.

In March 2004, the Financial Accounting Standards Board's Emerging Issues Task Force ("EITF") reached several consensuses regarding the application of guidance related to the evaluation of whether an investment is other than temporarily impaired in accordance with EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF No. 03-1"). However, on September 30, 2004, the FASB delayed indefinitely the effective date for the measurement and recognition guidance of EITF No. 03-1. The disclosure requirements were not deferred. EITF No. 03-1 describes certain quantitative and qualitative disclosures that are required for marketable fixed maturities and equity securities covered by Statement No. 115, including the aggregate amount of unrealized losses and the aggregate related fair value of investments with unrealized losses, by investment type, as well as additional information supporting the conclusion that the impairments are not-other-than temporary, such as the nature of the investment(s), cause of impairment and severity and duration of the impairment. The disclosures required by EITF No. 03-1 were effective for fiscal years ending after December 15, 2003. The additional disclosures for cost method investments were effective for fiscal years ending after June 15, 2004. The Company implemented the disclosure requirements of this EITF for the year ending December 31, 2003.

In December 2003, the FASB issued Statement of Financial Accounting Standards No. 132, (revised 2003) EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, AND 106 ("Statement No. 132 (R)"). This statement revises employers' disclosures about pension plans and other postretirement benefit plans. Statement No. 132 (R) requires additional disclosures related to plan assets, benefit obligations, contributions, and net periodic benefit cost of defined benefit pension plans and other postretirement benefit plans, including information regarding the Company's selection of certain assumptions, as well as expected benefit payments. This statement also requires disclosures in interim financial statements related to net periodic pension costs and contributions. Most provisions of this statement were effective for fiscal years ending after December 15, 2003. Disclosures regarding expected benefit payments were effective for fiscal years ending after June 15, 2004. The adoption of Statement No. 132 (R) did not have a material effect on the Company's financial position or results of operations.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1, which is applicable to all insurance enterprises as defined by Statement of Financial Accounting Standards No. 60, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES. This statement provides guidance regarding accounting and disclosures of separate account assets and liabilities and an insurance company's interest in such separate accounts. It further provides for the accounting and disclosures related to contractholder transfers to separate accounts from a company's general account and the determination of the balance that accrues to the benefit of the contractholder. In addition, SOP 03-1 provides guidance for determining any additional liabilities for guaranteed minimum death benefits or other insurance benefit features, potential benefits available only on annuitization and liabilities related to sales inducements, such as immediate bonus payments, persistency bonuses, and enhanced crediting rates or "bonus interest" rates, as well as the required disclosures related to these items. This statement was effective for fiscal years beginning after December 15, 2003. The determination of the GMDB reserve under SOP 03-1 is complex and requires various assumptions, including, among other items, estimates of future market returns and expected contract persistency. Upon adoption of this statement in the first quarter of 2004, the Company recorded a $57.2 million charge, net of taxes. This charge was reported as a cumulative effect of a change in accounting principle in the Consolidated Statements of Income. See also Note 4, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 149"). This statement amends financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under Statement of Financial Accounting Standards No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" ("Statement No. 133") as a result of certain decisions made by the Derivatives Implementation Group. In addition, this statement also clarifies the definition of a derivative. This statement is effective, on a prospective basis, for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003, except for those implementation issues previously cleared by the FASB prior to June 30, 2003. The provisions related to previously cleared implementation issues shall continue to be applied in accordance with their respective effective dates. The adoption of Statement No. 149 did not have a material effect on the Company's financial position or results of operations.

In January 2003, the FASB issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN INTERPRETATION OF ARB NO. 51 which was subsequently revised by the December 2003 issuance of Interpretation No. 46. FIN 46(R) provides guidance regarding the application of Accounting Research Bulletin No. 51, CONSOLIDATED FINANCIAL STATEMENTS, specifically as it relates to the identification of entities for which control is achieved through a means other than voting rights ("variable interest entities") and the determination of which party is responsible for consolidating the variable interest entities (the "primary beneficiary"). In addition to mandating that the primary beneficiary consolidate the variable interest entity, FIN 46(R) also requires disclosures by companies that hold a significant variable interest, even if they are not the primary beneficiary. The Company performed a review of potential variable interest entities and concluded that as of December 31, 2004, AFC was not the primary beneficiary of any material variable interest entities; and, therefore would not be required to consolidate any variable interest entities as a result of FIN 46(R). However, the Company does hold a significant variable interest in a limited partnership. In 1997, the Company invested in the McDonald Corporate Tax Credit Fund - 1996 Limited Partnership, which was organized to invest in low income housing projects which qualify for tax credits under the Internal Revenue Code. The Company's investment in this limited partnership, which represents approximately 36% of the partnership, is not a controlling interest; it entitles the Company to tax credits to be applied against its federal income tax liability in addition to tax losses to offset taxable income. The Company's maximum exposure to loss on this investment is limited to its carrying value, which is $7.2 million at December 31, 2004.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("Statement No. 146"). This statement requires that a liability for costs associated with an exit or disposal activity is recognized and measured initially at its fair value in the period the liability is incurred. This statement supersedes EITF Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY (INCLUDING CERTAIN COSTS INCURRED IN A RESTRUCTURING) ("EITF No. 94-3"). Additionally, the statement requires financial statement disclosures about the description of the exit or disposal activity, including for each major type of cost, the total amount expected to be incurred and a reconciliation of the beginning and ending liability balances. The provisions of this statement are effective for all exit and disposal activities initiated after December 31, 2002.

In June 2001, the FASB issued Statement No. 142, which requires that goodwill and intangible assets that have indefinite useful lives no longer be amortized over their useful lives, but instead be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. In addition, the statement provides specific guidance for testing the impairment of intangible assets. Additional financial statement disclosures about goodwill and other intangible assets, including changes in the carrying amount of goodwill, carrying amounts by classification of amortized and non-amortized assets, and estimated amortization expenses for the next five years, are also required. This statement became effective for fiscal years beginning after December 15, 2001 for all goodwill and other intangible assets held at the date of adoption. The Company adopted Statement No. 142 on January 1, 2002. In accordance with the transition provisions of this statement, the Company recorded a $1.6 million charge, net of taxes, in earnings, to recognize the impairment of goodwill related to one of its non-insurance subsidiaries. The Company used a discounted cash flow model to value these subsidiaries.

P. RECLASSIFICATIONS
Certain prior year amounts have been reclassified to conform to the current year presentation.

2. DISCONTINUED OPERATIONS

During 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS
- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In 1999, the Company recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after-tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to the measurement date of June 30, 1999, approximately $18.6 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver. As a result of this transaction, the Company has received consideration of $27.6 million, based on renewal rights for existing policies. The Company retained policy liabilities estimated at $94.9 million at December 31, 2004 related to this business.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2004 and 2003, the discontinued segment had assets of approximately $275.0 million and $284.5 million, respectively, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $344.9 million and $350.5 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $13.8 million, $14.5 million and $23.3 million for the years ended December 31, 2004, 2003 and 2002, respectively.

3. SIGNIFICANT TRANSACTIONS

In the fourth quarter of 2003, the Company ceased operations of its retail broker/dealer operations. These operations had distributed third-party investment and insurance products through VeraVest Investments, Inc. Results in 2003 included a pre-tax charge of $11.5 million for asset impairments in connection with this action. The Company also recognized pre-tax restructuring charges of $3.6 million and $21.9 million in 2004 and 2003, respectively, in accordance with Statement No. 146. These charges included $14.8 million related to one-time termination benefits associated with the termination of 552 employees, and $10.7 million related to contract termination fees and other costs. Of the 552 employees affected, 521 have been terminated and 30 employees have been transferred to other positions within the Company, as of December 31, 2004. All levels of employees within the broker/dealer operations, from staff to senior management, were affected by the decision. As of December 31, 2004, the Company has made payments of approximately $22.4 million related to this restructuring plan, of which $14.2 million related to one-time termination benefits and $8.2 million related to contract termination fees and other costs. The liability balance at December 31, 2004 was $3.1 million. The Company currently anticipates that approximately $1 million to $2 million of other costs will be recognized in 2005 related to this restructuring.

Effective December 31, 2002, the Company effectively sold, through a 100% coinsurance agreement, substantially all of its fixed universal life insurance business. Under the agreement, the Company ceded approximately $660 million of universal life insurance reserves in exchange for the transfer of approximately $550 million of investment assets, with an amortized cost of approximately $525 million, subject to certain post-closing adjustments. At December 31, 2002, the Company recorded a pre-tax loss of $31.3 million. This loss consisted primarily of the aforementioned ceded reserves, asset transfers, a permanent impairment of the universal life DAC asset of $155.9 million and administrative expenses of approximately $10 million. This loss is reflected as a separate line item in the Consolidated Statements of Income. In 2003, the Company transferred cash and other investment assets of approximately $100 million and $450 million, respectively, for the settlement of the net payable associated with this transaction. In addition, the Company recorded incremental pre-tax income of $5.5 million during 2003 related to the settlement of post-closing items.

The Company retired $185.2 million, $78.8 million and $548.9 million of long-term funding agreement obligations at discounts in 2004, 2003 and 2002, respectively. This resulted in pre-tax losses of $0.2 million in 2004 and pre-tax gains of $5.7 million and $102.6 million in 2003 and 2002, respectively, which are reported as losses (gains) from retirement of trust instruments supported by funding obligations in the Consolidated Statements of Income. Certain amounts related to the termination of derivative instruments used to hedge the retired funding agreements were reported in separate line items in the Consolidated Statements of Income. The net market value loss on the early termination of derivative instruments used to hedge the retired funding agreements of $7.9 million, $6.4 million and $14.1 million were recorded as net realized investment losses in the Consolidated Statements of Income in 2004, 2003 and 2002, respectively. There were no foreign currency transaction gains or losses on the retired foreign denominated funding agreements in 2004. The net foreign currency transaction gains (losses) in 2003 and 2002, related to the retired foreign-denominated funding agreements of $3.6 million and $(12.2) million, respectively, were recorded as other income in the Consolidated Statements of Income.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

In 2002, the Company recognized a pre-tax charge of $15.0 million related to the restructuring of its life and annuity operations, which was accounted for under the guidance of EITF No. 94-3. This charge consisted of $11.7 million related to severance and other employee and agent related costs resulting from the elimination of 476 positions, of which 63 positions were vacant. All employees associated with this cost have either been terminated or transferred to other positions within the Company as of December 31, 2004. All levels of employees, from staff to senior management, were affected by the restructuring. Additionally, the Company terminated all life insurance and annuity agent contracts effective December 31, 2002. In addition, approximately $3.3 million of this charge related to other restructuring costs, consisting of lease and contract cancellations and the present value of idle leased space. As of December 31, 2004, the Company had made payments of approximately $14.7 million related to this restructuring plan, of which approximately $11.6 million related to severance and other employee related costs. During 2003, the Company eliminated an additional 151 positions related to this restructuring and as of December 31, 2004, 146 employees have been terminated and 4 employees have been transferred to other positions within the Company. The Company recorded pre-tax charges of $1.7 million and $7.0 million during 2004 and 2003, respectively, in accordance with Statement No. 146. These charges consisted of $7.7 million of employee related costs and $1.0 million related to contract cancellations. As of December 31, 2004, the Company had made payments of approximately $7.5 million related to this restructuring plan, of which approximately $6.4 million related to severance and other employee related costs. The liability balance for these activities was $1.2 million as of December 31, 2004. The plan is substantially complete.

4. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

Effective January 1, 2004, the Company adopted SOP 03-1 (see Note 1P - New Accounting Pronouncements). Upon adoption, the Company recorded a cumulative effect of change in accounting principle of $57.2 million, after-tax.

The following illustrates the components of that charge (in millions):

     Increase in guaranteed minimum death benefit liability         $   80.6
     Establishment of guaranteed minimum income benefit liability        4.1
     Change in deferred acquisition costs                                3.3
                                                                    --------
                                                                        88.0

     Provision for federal income taxes                                (30.8)
                                                                    --------
       Cumulative effect of change in accounting principle          $   57.2
                                                                    ========

GUARANTEED MINIMUM DEATH BENEFITS

The Company issued variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contractholders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The following summarizes the liability for GMDB contracts reflected in the general account, as of December 31, 2004:

       (IN MILLIONS)
       ----------------------------------------------------------
       Balance at December 31, 2003                    $     26.2
       Adoption of SOP 03-1                                  80.6
                                                       ----------
       Balance at January 1, 2004                           106.8
       Provision for GMDB:
                GMDB expense incurred                        48.6
                Volatility (1)                              (12.9)
                                                       ----------
                                                             35.7
       Claims, net of reinsurance:
                Claims from policyholders                   (71.2)
                Claims ceded to reinsurers                   67.3
                                                       ----------
                                                             (3.9)
       GMDB reinsurance premium                             (64.0)
                                                       ----------
       Balance at December 31, 2004                    $     74.6
                                                       ==========

(1) Volatility reflects the difference between actual and expected investment performance, persistency, age distribution, mortality and other factors that are assumptions within the GMDB reserving model.

The following information relates to the reserving methodology and assumptions for GMDB, which the Company has begun utilizing in response to SOP 03-1. These assumptions are consistent with those utilized in the Company's calculation of its DAC asset.

- The projection model used 1,000 stochastically generated market return scenarios.
- The mean investment performance assumptions, prior to the consideration of mortality and expense fees, vary from approximately 5-10% depending on the underlying fund type. The long-term, aggregate, weighted average investment performance rate assumption is 8.06%, net of investment fees. This represents all separate account return assumptions weighted by account value at December 31, 2004.
- The volatility assumption was 17% for equity funds; 4% for bond funds; and 1% for money market funds.
-    The mortality assumption was 75% of the 1994 GMDB table.
- The full surrender rate assumption varies from 1-35% depending on contract type and policy duration. The aggregate projected full surrender rates for 2005 and 2006 are approximately 11% and 12%, respectively. (Full surrender rates do not include partial withdrawals or deaths).
-    The partial withdrawal rate assumption was 3.25%.
-    The discount rate was 6.6%.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The table below presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death as of December 31, 2004 and 2003. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the fair value of the underlying investments.

December 31

(IN MILLIONS, EXCEPT FOR CONTRACTHOLDER INFORMATION)              2004         2003
--------------------------------------------------------------------------------------
Net deposits paid
   Account value                                               $    1,228   $    1,349
   Net amount at risk                                          $       57   $       85
   Average attained age of contractholders                             66           65
Ratchet (highest historical account value at specified
   anniversary dates)
   Account value                                               $    2,024   $    2,451
   Net amount at risk                                          $      185   $      319
   Average attained age of contractholders                             64           63
Roll-up (net deposits accumulated at a specified rate)
   Account value                                               $      104   $      108
   Net amount at risk                                          $       20   $       21
   Average attained age of contractholders                             76           75
Higher of ratchet or roll-up
   Account value                                               $    7,049   $    7,768
   Net amount at risk                                          $    1,676   $    2,126
   Average attained age of contractholders                             71           70
                                                               ----------   ----------
Total of guaranteed benefits categorized above
   Account value                                               $   10,405   $   11,676
   Net amount at risk                                          $    1,938   $    2,551
   Average attained age of contractholders
     (weighted by account value)                                       69           68
Number of contractholders                                         188,897      219,647

GUARANTEED MINIMUM INCOME BENEFIT

Additionally, the Company issued variable annuity contracts with a guaranteed minimum income benefit ("GMIB") feature. The GMIB liability recorded at January 1, 2004 was $4.1 million. As of December 31, 2004, the balance increased to $5.6 million with no benefits being paid out. The GMIB liability is determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

SALES INDUCEMENTS

The Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments. These enhanced rates are considered sales inducements under SOP 03-1. As such, the balance of sales inducement assets was required to be reclassified from DAC to other assets upon adoption of SOP 03-1, and amortization of these sales inducements over the life of the contract is required to be reflected as a policy benefit. Amortization of these contracts is required to be computed using the same methodology and assumptions used in amortizing DAC.

The balance of deferred sales inducements reclassified from DAC to other assets was $89.7 million on January 1, 2004. The balance of deferred sales inducements at December 31, 2004 was $72.9 million.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES

The Company issued variable annuity and life contracts through its separate accounts for which net investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

Prior to the adoption of SOP 03-1, the Company had recorded certain market value adjusted ("MVA") fixed annuity products as separate account assets and separate account liabilities in the Consolidated Balance Sheets. Changes in the fair value of MVA assets were reflected in other comprehensive income in the Consolidated Balance Sheets. In addition, the Company reflected policy fees, interest spreads, realized gains and losses on investments and changes in the liability for minimum guarantees in net income. Notwithstanding the market value adjustment feature of this product, all of the investment performance of the separate account assets related to this product does not accrue to the contractholder, and it therefore, does not meet the conditions for separate account reporting under SOP 03-1.

Upon adoption of SOP 03-1, assets related to the MVA product, primarily fixed maturities, which are carried at fair value, were reclassified to the general account as available-for-sale securities. Reserves related to contract account values included in separate account liabilities were also reclassified to the Company's general account. Changes in the fair value of these assets continue to be reflected in other comprehensive income in the Consolidated Balance Sheets. Additionally, amounts assessed against the contractholders for mortality, administrative, and other services continue to be included in universal life and investment product policy fees and changes in liabilities for minimum guarantees continue to be included in policy benefits, claims, losses and loss adjustment expenses in the Consolidated Statements of Income. Components of the interest spreads related to this product continue to be recorded in net investment income and policy benefits, claims losses and loss adjustment expenses in the Consolidated Statements of Income. Realized investment gains and losses are recognized as incurred, consistent with prior years.

At December 31, 2004, the Company had the following variable annuities with guaranteed minimum returns:

       Account value (in millions)                             $     90.3
       Range of guaranteed minimum return rates                 3.0 - 6.5%

Account balances of these contracts with guaranteed minimum returns were invested in variable separate accounts as follows:

       (IN MILLIONS)                       2004
       -------------------------------------------
       Asset Type
         Fixed maturities               $    104.7
         Cash and cash equivalents             4.5
                                        ----------
       Total                            $    109.2
                                        ==========

5. INVESTMENTS

A. FIXED MATURITIES AND EQUITY SECURITIES
The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                                                      GROSS          GROSS
                                                                      AMORTIZED     UNREALIZED     UNREALIZED        FAIR
DECEMBER 31,                                                          COST (1)        GAINS          LOSSES          VALUE
-----------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2004
U.S. Treasury securities and U.S. government and agency securities  $      324.4   $        4.4   $        1.7   $      327.1
States and political subdivisions                                           20.2            0.4            0.4           20.2
Foreign governments                                                          6.8              -              -            6.8
Corporate fixed maturities                                               2,710.9          135.7            9.4        2,837.2
Mortgage-backed securities                                                 764.3           22.3            1.8          784.8
                                                                    ------------   ------------   ------------   ------------
Total fixed maturities                                              $    3,826.6   $      162.8   $       13.3   $    3,976.1
                                                                    ============   ============   ============   ============
Equity securities                                                   $        3.4   $        2.2   $          -   $        5.6
                                                                    ============   ============   ============   ============

                                                                                      GROSS          GROSS
                                                                      AMORTIZED     UNREALIZED     UNREALIZED       FAIR
DECEMBER 31,                                                           COST (1)       GAINS          LOSSES         VALUE
-----------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2003
U.S. Treasury securities and U.S. government and agency securities  $      401.9   $        7.2   $        4.0   $      405.1
States and political subdivisions                                           18.3            0.3            0.7           17.9
Foreign governments                                                          8.5            0.3              -            8.8
Corporate fixed maturities                                               2,796.7          167.5           23.2        2,941.0
Mortgage-backed securities                                                 687.2           21.9            1.8          707.3
                                                                    ------------   ------------   ------------   ------------
Total fixed maturities                                              $    3,912.6   $      197.2   $       29.7   $    4,080.1
                                                                    ------------   ------------   ------------   ------------
Equity securities                                                   $        6.2   $        4.2   $        0.1   $       10.3
                                                                    ============   ============   ============   ============

 (1) AMORTIZED COST FOR FIXED MATURITIES AND COST FOR EQUITY SECURITIES.

The Company participates in a security lending program for the purpose of enhancing income. Securities on loan to various counterparties were fully collateralized by cash and had a fair value of $161.3 million and $301.0 million, at December 31, 2004 and 2003, respectively. The fair value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102% of the fair value of the loaned securities. Securities lending collateral is recorded by the Company in cash and cash equivalents, with an offsetting liability included in expenses and taxes payable.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance in 1994 to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. During 2003, the New York Department of Insurance allowed AFLIAC to release assets on deposit due to the decrease in outstanding liabilities relating to the sale of the universal life insurance business in December 2002. At December 31, 2004, the amortized cost and fair value of assets on deposit in New York were $42.4 million and $45.1 million, respectively. At December 31, 2003, the amortized cost and fair value of the assets on deposit were $42.6 million and $46.4 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $37.1 million and $36.9 million were on deposit with various state and governmental authorities at December 31, 2004 and 2003, respectively. Fair values related to these securities were $39.0 million and $38.9 million at December 31, 2004 and 2003, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company enters into various derivative and other arrangements that may require fixed maturities to be held as collateral. At December 31, 2004 and 2003, fixed maturities held as collateral had a fair value of $122.8 million and $126.4 million, respectively.

There were no contractual investment commitments at December 31, 2004.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                  2004
                                                       ---------------------------
                                                        AMORTIZED         FAIR
  DECEMBER 31,                                             COST          VALUE
  --------------------------------------------------------------------------------
  (IN MILLIONS)
  Due in one year or less                              $      588.4   $      595.5
  Due after one year through five years                     1,140.4        1,184.1
  Due after five years through ten years                    1,126.9        1,184.4
  Due after ten years                                         970.9        1,012.1
                                                       ---------------------------
  Total                                                $    3,826.6   $    3,976.1
                                                       ===========================

B. MORTGAGE LOANS AND REAL ESTATE
The Company's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally do not exceed 75% of the property's value at the time of origination. No mortgage loans were originated during 2004 and 2003. The carrying values of mortgage loans, net of applicable reserves, were $64.1 million and $122.3 million at December 31, 2004 and 2003, respectively. Reserves for mortgage loans were $0.8 million and $1.3 million at December 31, 2004 and 2003, respectively.

At December 31, 2004, no real estate was held in the Company's investment portfolio. At December 31, 2003, the Company held one real estate investment with a carrying value of $4.3 million that was acquired through the foreclosure of a mortgage loan. This foreclosure represents the only non-cash mortgage activity in 2003. This investment was sold in 2004 for $4.1 million. The net loss of $0.2 million is included in net realized investment losses in the Consolidated Statements of Income

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2004.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Mortgage loan investments comprised the following property types and geographic regions:

DECEMBER 31,                                        2004            2003
----------------------------------------------------------------------------
(IN MILLIONS)
Property type:
     Office building                            $       26.7    $       66.6
     Retail                                             17.0            23.6
     Industrial/Warehouse                               14.8            26.6
     Residential                                         6.4             6.6
     Other                                                 -             0.2
     Valuation Allowances                               (0.8)           (1.3)
                                                ----------------------------
Total                                           $       64.1    $      122.3
                                                ============================
Geographic region:
     East North Central                         $       19.5    $       20.6
     Pacific                                            19.0            26.0
     South Atlantic                                     12.0            18.3
     New England                                         8.2            39.4
     West South Central                                  0.9             6.1
     Middle Atlantic                                     0.9             4.9
     Other                                               4.4             8.3
     Valuation Allowances                               (0.8)           (1.3)
                                                ----------------------------
Total                                           $       64.1    $      122.3
                                                ============================

At December 31, 2004, scheduled mortgage loan maturities were as follows: 2005 $0.1 million; 2006 $10.5 million; 2007 $0.3 million; 2008 $0.3 million; 2009
$5.5 million and $47.4 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2004, the Company did not refinance any mortgage loans based on terms which differed from current market rates.

Mortgage loans investment valuation allowances of $0.8 million and $1.3 million at December 31, 2004 and 2003, respectively, have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets. There were no impaired loans or related reserves as of December 31, 2004 and 2003. There was no interest income received in 2004 and 2003 related to impaired loans.

C. DERIVATIVE INSTRUMENTS
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by foreign currency, equity market and interest rate volatility. As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as its investment in securities denominated in foreign currencies, the Company's operating results are exposed to changes in exchange rates between the U.S. dollar, the Japanese Yen, the British Pound, and the Euro. The Company uses foreign currency exchange swaps, futures, and options to mitigate the short-term effect of changes in currency exchange rates and to manage the risk of cash flow variability. Additionally, in prior years, the Company had floating rate funding agreements that were matched with fixed rate securities, which exposed the Company's cash flows to changes in interest rates. The Company used derivative financial instruments, primarily foreign currency exchange swaps, interest rate swaps, and futures contracts, with indices that correlated to balance sheet instruments, to modify its indicated net interest sensitivity to levels deemed to be appropriate. Prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate risk on anticipated sales of GIC and other funding agreements. The Company was exposed to interest rate risk from the time of sale of the GIC until the receipt of deposit and purchase of the underlying asset to back the liability. Interest expense on trust instruments supported by funding obligations was $51.8 million, $53.4 million, and $61.7 million in 2004, 2003, and 2002, respectively. Finally, the Company is exposed to changes in the equity market due to increases in GMDB reserves that result from declines in the equity market. The Company uses exchange traded equity market futures contracts to reduce the volatility in statutory capital reserves from the effects of the equity market movements.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The operations of the Company are subject to risks resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are paid, withdrawn, mature or re-price in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income, while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company's investment assets are managed in over 20 portfolio segments consistent with specific products or groups of products having similar liability characteristics. As part of this approach, the Company has developed investment guidelines for each portfolio consistent with the return objectives, risk tolerance, liquidity, time horizon, tax and regulatory requirements of the related product or business segment. Management has a general policy of diversifying investments both within and across all portfolios. The Company monitors the credit quality of its investments and the exposure to individual markets, borrowers, industries, and sectors.

By using derivative instruments, the Company is exposed to credit risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain (including any accrued receivable) in a derivative. The Company regularly assesses the financial strength of the counterparties and generally enters into derivative instruments with counterparties rated "A" or better by nationally recognized rating agencies. Depending on the nature of the derivative transaction, the Company maintains bilateral Collateral Standardized Arrangements ("CSA") with each counterparty. In general, the CSA sets a minimum threshold of exposure that must be collateralized, although thresholds may vary by CSA. The Company's counterparties held collateral, in the form of cash, bonds and U.S. Treasury notes, of $94.8 million and $71.6 million at December 31, 2004 and 2003, respectively.

Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and with Company policies and procedures.

D. CASH FLOW HEDGES
The Company enters into compound foreign currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under the swap contracts, the Company agrees to exchange interest and principal related to trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate. Additionally, the Company used foreign exchange futures and options contracts to hedge foreign currency exposure on specific trust instruments supported by funding obligations. Finally, the Company also enters into foreign exchange forward contracts to hedge its foreign currency exposure on specific fixed maturity securities. Under the foreign exchange futures, options, and forward contracts, the Company has the right to purchase the hedged currency at a fixed strike price in U.S. dollars.

The Company also may enter into various types of derivatives to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company may manage the risk of cash flow variability by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount.

Further, the Company also may use U.S. Treasury Note futures to hedge against interest rate fluctuations associated with the reinvestment of fixed maturities by purchasing long and selling short futures contracts on margin. The Company is exposed to interest rate risk on reinvestments of fixed maturities from the time of maturity until the purchase of new fixed maturities. Additionally, prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate fluctuations associated with the sale of GICs and other funding agreements. The Company was exposed to interest rate risk from the time of the sale of the GIC until receipt of the deposit and purchase of the underlying asset to back the liability.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company recognized no gains or losses in 2004 related to ineffective cash flow hedges. However, the Company recognized a net loss of $9.0 million in 2003, representing the ineffectiveness of all cash flow hedges, related to ineffective futures and options contracts, which are reported in other income in the Consolidated Statements of Income. For the year ended December 31, 2002, the Company recognized a net gain of $37.7 million, representing the total ineffectiveness on all cash flow hedges, of which $37.6 million related to ineffective swap contracts which were reported in losses (gains) on derivative instruments in the Consolidated Statements of Income and $0.1 million related to ineffectiveness of futures and options contracts and were reported in other income in the Consolidated Statements of Income. The $37.6 million of gains on ineffective swap contracts in 2002 included $35.8 million of losses that were reclassified from losses (gains) on derivative instruments to net realized investment losses in the Consolidated Statements of Income. These accumulated losses had originally been recorded during the fourth quarter of 2001 as losses (gains) on derivative instruments in the Consolidated Statements of Income. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

As of December 31, 2004, $55.5 million of the deferred net gains on derivative instruments accumulated in other comprehensive income could be recognized in earnings during the next twelve months depending on the forward interest rate and currency rate environment. Transactions and events that are expected to occur over the next twelve months and will necessitate reclassifying to earnings these derivatives gains (losses) include: the interest payments (receipts) on foreign denominated trust instruments supported by funding obligations and foreign securities; the possible repurchase of other funding agreements; and the anticipated reinvestment of fixed maturities. The maximum term over which the Company is hedging its exposure to the variability of future cash flows, for all forecasted transactions, excluding interest payments on variable-rate funding agreements, is twelve months.

E. TRADING ACTIVITIES
During the fourth quarter of 2003, the Company began using exchange traded equity futures contracts to economically hedge increased GMDB reserves which could arise from declines in the equity market. The hedge is expected to reduce the volatility in statutory capital and risk-based capital levels from the effects of future equity market movements. The GMDB hedges do not qualify for hedge accounting under Statement No. 133. Additionally, the Company entered into equity-linked swap contracts which are economic hedges but do not qualify for hedge accounting under Statement No. 133. These products are linked to specific equity-linked liabilities on the balance sheet. Under the equity-linked swap contracts, the Company agrees to exchange, at specific intervals, the difference between fixed and floating rate interest amounts calculated on an agreed upon notional amount. The final payment at maturity will include the appreciation, if any, of a basket of specific equity indices. Finally, the Company also entered into insurance portfolio-linked and other swap contracts for investment purposes. These products were not linked to specific assets and liabilities on the balance sheet or to a forecasted transaction, and therefore did not qualify for hedge accounting. Under the insurance portfolio-linked swap contracts, the Company agreed to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. Under the other swap contracts entered into for investment purposes, the Company agreed to exchange the differences between fixed and floating interest amounts calculated on an agreed upon notional principal amount.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

During 2004, the Company recognized a net loss of $18.3 million on all trading derivatives. In 2003 and 2002, the Company recognized gains of $3.9 million, and $10.9 million, respectively on all trading derivatives. The net loss recognized in 2004 included $25.1 million in losses recorded within other operating expenses in the Consolidated Statements of Income related to the GMDB hedges. Additionally, the net loss in 2004 included $7.4 million of net gains representing the ineffectiveness on equity-linked swap contracts, which were recorded in other income in the Consolidated Statements of Income. Further, the 2004 net loss also included a $0.6 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which was reported in losses (gains) on derivative instruments in the Consolidated Statements of Income. The net gain recognized in 2003 included $14.0 million of net gains representing the ineffectiveness on equity-linked swap contracts, which was recorded in other income in the Consolidated Statements of Income. Additionally, the net gain in 2003 included $8.4 million in losses recorded within losses (gains) on derivative instruments in the Consolidated Statements of Income related to the GMDB hedges. Further, the 2003 net gain also included a $1.7 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which is reported in losses (gains) on derivative instruments in the Consolidated Statements of Income. The net gain of $10.9 million in 2002 represents the total ineffectiveness on equity-linked swap contracts and the embedded derivative on the equity-linked trust instruments supported by funding obligations. These amounts were reported in losses (gains) on derivative instruments and other income in the Consolidated Statements of Income.

As of December 31, 2001, the Company no longer held insurance portfolio-linked swap contracts, although final payment related to this contract was recorded in 2002, in accordance with contract terms. Net realized investment gains related to insurance portfolio-linked contracts were $2.1 million for the year ended December 31, 2002.

As of December 31, 2002, the Company no longer held any other swap contracts for investment purposes. The net decrease in net investment income related to these contracts was $0.4 million for the year ended December 31, 2002.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

F. UNREALIZED GAINS AND LOSSES
Unrealized gains and losses on available-for-sale, other securities, and derivative instruments are summarized as follows:

                                                                                            EQUITY
                                                                                          SECURITIES
                                                                            FIXED          AND OTHER
FOR THE YEARS ENDED DECEMBER 31,                                          MATURITIES        (1)(2)          TOTAL
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2004
Net (depreciation) appreciation, beginning of year                       $       (2.6)   $        5.7    $        3.1
                                                                         ------------    ------------    ------------
    Net appreciation (depreciation)  on available-for-sale
      Securities and derivative instruments                                       6.8            (1.9)            4.9
    Net depreciation from the effect on deferred
      Policy acquisition costs and on policy liabilities                          5.9               -             5.9
    (Provision) benefit for deferred federal income taxes                        (4.4)            0.6            (3.8)
                                                                         ------------    ------------    ------------
                                                                                  8.3            (1.3)            7.0
                                                                         ------------    ------------    ------------
Net depreciation, end of year                                                     5.7             4.4            10.1
                                                                         ------------    ------------    ------------

2003
Net (depreciation) appreciation, beginning of year                       $        8.6    $        6.2    $       14.8
                                                                         ------------    ------------    ------------
    Net depreciation on available-for-sale securities                           (21.0)           (0.7)          (21.7)
    Net depreciation from the effect on deferred
      Policy acquisition costs and on policy liabilities                          3.8               -             3.8
    Benefit for deferred federal income taxes                                     6.0             0.2             6.2
                                                                         ------------    ------------    ------------
                                                                                (11.2)           (0.5)          (11.7)
                                                                         ------------    ------------    ------------
Net (depreciation) appreciation, end of year                             $       (2.6)   $        5.7    $        3.1
                                                                         ------------    ------------    ------------

2002
Net (depreciation) appreciation, beginning of year                       $       21.3    $       (0.3)   $       21.0
                                                                         ------------    ------------    ------------
    Net appreciation on available-for-sale
      Securities                                                                 19.7            10.0            29.7
    Net depreciation from the effect on deferred
      Policy acquisition costs and on policy liabilities                        (39.3)              -           (39.3)
    Benefit (provision) for deferred federal income taxes                         6.9            (3.5)            3.4
                                                                         ------------    ------------    ------------
                                                                                (12.7)            6.5            (6.2)
                                                                         ------------    ------------    ------------
Net appreciation (depreciation), end of year                             $        8.6    $        6.2    $       14.8
                                                                         ------------    ------------    ------------

1) FIXED MATURITIES INCLUDE AFTER-TAX NET APPRECIATION (DEPRECIATION) ON DERIVATIVE INSTRUMENTS OF $20.0 MILLION, $(4.7) MILLION AND $(38.0) MILLION IN 2004, 2003 AND 2002, RESPECTIVELY. BALANCES AT DECEMBER 31, 2004, 2003 AND 2002 INCLUDE AFTER-TAX NET DEPRECIATION FROM DERIVATIVE INSTRUMENTS OF $50.5 MILLION, $70.5 MILLION AND $65.8 MILLION, RESPECTIVELY.

(2) BALANCES AT DECEMBER 31, 2004, 2003 AND 2002 INCLUDE NET APPRECIATION (DEPRECIATION) ON OTHER ASSETS OF $1.1 MILLION, $(2.9) MILLION, AND $0.1 MILLION, RESPECTIVELY.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

G. SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION
The following table provides information about the Company's fixed maturities and equity securities that have been continuously in an unrealized loss position at December 31, 2004 and 2003:

DECEMBER 31,                                                                   2004                          2003
-----------------------------------------------------------------------------------------------------------------------------
                                                                        GROSS                        GROSS
                                                                     UNREALIZED        FAIR        UNREALIZED       FAIR
                                                                       LOSSES          VALUE         LOSSES         VALUE
-----------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Investment grade fixed maturities (1):
  0-6 months                                                        $        2.3   $      367.3   $        6.8   $      458.3
  7-12 months                                                                3.1          175.5           10.8          239.0
  Greater than 12 months                                                     7.4          196.0            3.7           74.5
                                                                    ---------------------------------------------------------
Total investment grade fixed maturities                                     12.8          738.8           21.3          771.8

Below investment grade fixed maturities (2):
  0-6 months                                                                 0.1            5.3            0.7           20.4
  7-12 months                                                                0.5            3.4            2.5            8.2
  Greater than 12 months                                                       -            1.0            5.2           29.0
                                                                    ---------------------------------------------------------
Total below investment grade fixed maturities                                0.6            9.7            8.4           57.6
Equity securities                                                              -              -            0.1            1.3
                                                                    ---------------------------------------------------------
Total fixed maturities and equity securities                        $       13.4   $      748.5   $       29.8   $      830.7
                                                                    =========================================================

(1) INCLUDES GROSS UNREALIZED LOSSES FOR INVESTMENT GRADE FIXED MATURITY OBLIGATIONS OF THE U.S. TREASURY, U.S. GOVERNMENT AND AGENCY SECURITIES, STATES, AND POLITICAL SUBDIVISIONS OF $2.2 MILLION AND $4.7 MILLION AT DECEMBER 31, 2004 AND 2003, RESPECTIVELY.

(2) AT DECEMBER 31, 2004 AND 2003, SUBSTANTIALLY ALL BELOW INVESTMENT GRADE SECURITIES WITH AN UNREALIZED LOSS HAD BEEN RATED BY THE NAIC, STANDARD & POOR'S, OR MOODY'S.

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The methodology utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines in fair value below amortized cost is evaluated in a disciplined manner. In determining whether a decline in fair value below amortized cost is other-than-temporary, the Company evaluates the length of time and the extent to which the fair value has been less than amortized cost; the financial condition and near-term prospects of the issuer; the issuer's credit and financial strength ratings; the issuer's financial performance, including earnings trends, dividend payments, and asset quality; any specific events which may influence the operations of the issuer; general market conditions; the financial condition and prospects of the issuer's market and industry; and, the Company's ability and intent to hold the investment. As a result of this review, the Company has concluded that the gross unrealized losses of fixed maturities and equity securities are temporary.

H. OTHER
At December 31, 2004, the Company had no concentration of investments in a single investee that exceeded 10% of shareholders' equity except for investments with Federal Home Loan Mortgage Corporation with a fair value of $272.7 million, Federal National Mortgage Association with a fair value of $234.3 million and Morgan Stanley Dean Witter Capital I with a fair value of $155.5 million. At December 31, 2003, the Company had no concentration of investments in a single investee that exceeded 10% of shareholders' equity except for investments with Federal National Mortgage Association with a fair value of $309.7 million and Federal Home Loan Mortgage Corporation with a fair value of $134.7 million.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

6. INVESTMENT INCOME AND GAINS AND LOSSES

A. NET INVESTMENT INCOME
The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                             2004            2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities                                                         $      217.0    $      235.1    $      364.0
Equity securities                                                                 0.1             0.5             0.9
Mortgage loans                                                                    8.0            12.5            16.4
Policy loans                                                                     17.7            18.8            24.8
Derivatives                                                                     (21.3)           (5.9)          (37.7)
Other long-term investments                                                       1.9            13.5            19.6
Short-term investments                                                            1.3             1.8             6.3
                                                                         --------------------------------------------
  Gross investment income                                                       224.7           276.3           394.3
Less investment expenses                                                         (7.2)           (5.4)          (10.1)
                                                                         --------------------------------------------
Net investment income                                                    $      217.5    $      270.9    $      384.2
                                                                         ============================================

The Company had fixed maturities with a carry value of $24.3 million and $22.5 million on non-accrual status at December 31, 2004 and 2003, respectively. The Company had no mortgage loans on non-accrual status at December 31, 2004 and 2003, respectively. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $4.2 million, $5.7 million, and $15.7 million in 2004, 2003, and 2002, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2004 and 2003.

There were no mortgage loans which were non-income producing at December 31, 2004 and 2003. However, the Company had non-income producing fixed maturities with a carrying value of $10.4 million and $13.0 million at December 31, 2004 and 2003, respectively.

Included in other long-term investments are losses from limited partnerships of $0.3 million in 2004, and income of $4.2 million and $5.3 million in 2003 and 2002, respectively.

B. NET REALIZED INVESTMENT GAINS AND LOSSES
Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                             2004            2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities                                                         $       13.8    $       18.1    $      (73.0)
Equity securities                                                                 3.0             2.7           (11.3)
Mortgage loans                                                                    0.4             0.8             0.8
Derivatives                                                                      (8.0)           (4.3)          (53.1)
Other long-term investments                                                      (0.6)           (0.9)           (1.1)
                                                                         --------------------------------------------
Net realized investment gains (losses)                                   $        8.6    $       16.4    $     (137.7)
                                                                         ============================================

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                                         PROCEEDS FROM
                                                                           VOLUNTARY         GROSS           GROSS
FOR THE YEARS ENDED DECEMBER 31,                                             SALES           GAINS           LOSSES
----------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2004
Fixed maturities                                                         $       506.9   $        13.3   $         4.8
Equity securities                                                                  7.9             3.5             0.3

2003
Fixed maturities                                                         $     1,074.6   $        69.8   $         9.0
Equity securities                                                                 36.9             1.4               -

2002
Fixed maturities                                                         $     2,312.8   $       118.8   $        29.9
Equity securities                                                                  0.5             0.1               -

The Company recognized losses of $5.1 million, $43.9 million, and $176.3 million in 2004, 2003, and 2002, respectively, related to other-than-temporary impairments of fixed maturities and other securities. In addition, in 2002, the Company transferred approximately $550 million of investment assets, with an amortized cost of $525 million, to settle net payables related to the sale of the Company's universal life business. Of this amount, approximately $100 million was cash; the remaining balance was settled through the transfer of fixed maturities and policy loans.

C. OTHER COMPREHENSIVE INCOME RECONCILIATION
The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,                                                 2004          2003          2002
--------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Unrealized appreciation (depreciation) on available-for-sale securities:

Unrealized holding gains (losses) arising during period, (net of taxes
(benefit) of $(1.2), $3.2, and $(12.8) in 2004, 2003 and 2002)                $     (2.5)   $      5.9    $    (23.7)

Less: reclassification adjustment for gains (losses) included in net income (net of taxes (benefit) of $5.7, $7.0, and $(29.9) million in 2004,
2003 and 2002                                                                       10.5          12.9         (55.5)
                                                                              --------------------------------------
Total available-for-sale securities                                                (13.0)         (7.0)         31.8
                                                                              --------------------------------------

Unrealized (depreciation) appreciation on derivative instruments:

Unrealized holding gains (losses) arising during period, (net of taxes of
$11.7, $10.7, and $4.7 million in 2004, 2003 and 2002)                              21.9          19.9           8.9

Less: reclassification adjustment for gain (losses) included in net income
(net of taxes of $1.0, $13.2, and $25.2 million in 2004, 2003 and 2002)              1.9          24.6          46.9
                                                                              --------------------------------------
Total derivative instruments                                                        20.0          (4.7)        (38.0)
                                                                              --------------------------------------
Net unrealized appreciation (depreciation) on available-for-sale securities   $      7.0    $    (11.7)   $     (6.2)
                                                                              ======================================

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

7. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and Cash Equivalents
For these short-term investments, the carrying amount approximates fair value.

Fixed Maturities
Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

Equity Securities
Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage Loans
Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair values are limited to the lesser of the present value of the cash flows or book value.

Policy Loans
The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

Derivative Instruments
Fair values are estimated using independent pricing sources.

Investment Contracts (Without Mortality Features)
Fair values for liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

Trust Instruments Supported by Funding Obligations
Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The estimated fair values of the financial instruments were as follows:

                                                                                    2004                          2003
                                                                         ---------------------------------------------------------
                                                                           CARRYING         FAIR         CARRYING         FAIR
DECEMBER 31                                                                  VALUE          VALUE          VALUE         VALUE
----------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Financial Assets
   Cash and cash equivalents                                             $      280.9   $      280.9   $      553.6   $      553.6
   Fixed maturities                                                           3,976.1        3,976.1        4,080.1        4,080.1
   Equity securities                                                              5.6            5.6           10.3           10.3
   Mortgage loans                                                                64.1           77.0          122.3          128.1
   Policy loans                                                                 256.4          256.4          268.0          268.0
   Derivative instruments                                                        72.9           72.9           36.5           36.5

Financial Liabilities
   Guaranteed investment contracts                                       $       30.0   $       31.2   $      207.5   $      217.0
   Derivative instruments                                                        12.3           12.3           27.2           27.2
   Supplemental contracts without life contingencies                             75.4           75.4           73.7           73.7
   Dividend accumulations                                                        86.1           86.1           87.1           87.1
   Other individual contract deposit funds                                       44.1           44.1           51.1           51.1
   Other group contract deposit funds                                            38.6           38.3          162.2          165.3
   Individual annuity contracts - general account                             1,156.1        1,121.3        1,193.7        1,150.3
   Trust instruments supported by funding obligations                         1,126.0        1,128.2        1,200.3        1,210.8

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

8. CLOSED BLOCK

Summarized financial information of the Closed Block as of December 31, 2004 and 2003 and for the periods ended December 31, 2004, 2003 and 2002 is as follows:

  DECEMBER 31                                                                  2004            2003
  -----------------------------------------------------------------------------------------------------
  (IN MILLIONS)
  Assets
    Fixed maturities, at fair value (amortized cost of $505.3 and
    $496.2)                                                                $      535.1    $      523.4
    Mortgage loans                                                                 31.4            40.7
    Policy loans                                                                  144.4           156.1
    Cash and cash equivalents                                                      20.1             9.4
    Accrued investment income                                                      11.4            12.3
    Deferred policy acquisition costs                                               4.4             6.1
    Deferred federal income taxes                                                   8.0             7.6
    Other assets                                                                    2.6             4.9
                                                                           ------------    ------------
  Total assets                                                             $      757.4    $      760.5
                                                                           ------------    ------------

  Liabilities
    Policy liabilities and accruals                                        $      726.1    $      749.9
    Policyholder dividends                                                         64.9            62.8
    Other liabilities                                                              10.6             2.6
                                                                           ------------    ------------
  Total liabilities                                                        $      801.6    $      815.3
                                                                           ------------    ------------

  Excess of Closed Block liabilities over assets designated to the
    Closed Block                                                           $       44.2    $       54.8
  Amounts included in accumulated other comprehensive income:

  Net unrealized investment losses, net of deferred federal income
    tax benefits of $5.9 and $5.5 million                                         (11.0)          (10.2)
                                                                           ------------    ------------
  Maximum future earnings to be recognized from Closed Block
    assets and liabilities                                                         33.2            44.6
                                                                           ============    ============

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

FOR THE YEARS ENDED DECEMBER 31,                                              2004           2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Revenues
    Premiums and other income                                            $       38.7    $       40.8    $       46.2
    Net investment income                                                        43.0            46.4            51.3
    Net realized investment gains (losses)                                          -             2.3            (8.3)
                                                                         --------------------------------------------
Total revenues                                                                   81.7            89.5            89.2
                                                                         --------------------------------------------
Benefits and expenses
    Policy benefits                                                              68.8            80.7            79.4
    Policy acquisition expenses                                                   1.7             2.2             2.2
    Other operating expenses                                                      0.1             0.2             0.7
                                                                         --------------------------------------------
Total benefits and expenses                                                      70.6            83.1            82.3
                                                                         --------------------------------------------
Contribution from the Closed Block                                       $       11.1    $        6.4    $        6.9
                                                                         --------------------------------------------

FOR THE YEARS ENDED DECEMBER 31,                                              2004           2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Cash Flows
    Cash flows from operating activities:
    Contribution from the Closed Block                                   $       11.1    $        6.4    $        6.9
    Adjustment for net realized investment (gains) losses                           -            (2.3)            8.3
    Change in:
           Deferred policy acquisition costs                                      1.7             2.1             2.2
           Policy liabilities and accruals                                      (25.6)          (15.0)          (31.2)
           Expenses and taxes payable                                            (0.3)          (21.2)            9.6
           Other, net                                                             4.3            (0.8)           (1.3)
                                                                         --------------------------------------------
    Net cash used in operating activities                                        (8.8)          (30.8)           (5.5)
    Cash flows from investing activities:
        Sales, maturities and repayments of investments                          67.9           136.2           176.1
        Purchases of investments                                                (60.1)         (107.6)         (194.2)
        Policy loans                                                             11.7            11.3            14.7
                                                                         --------------------------------------------
    Net cash provided by (used in) investing activities                          19.5            39.9            (3.4)
                                                                         --------------------------------------------
Net increase (decrease) in cash and cash equivalents                             10.7             9.1            (8.9)
Cash and cash equivalents, beginning of year                                      9.4             0.3             9.2
                                                                         --------------------------------------------
Cash and cash equivalents, end of year                                   $       20.1    $        9.4    $        0.3
                                                                         --------------------------------------------

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

9. GOODWILL

On January 1, 2002, the Company adopted Statement No. 142. Upon implementation, the Company recorded an impairment charge of $1.6 million, net of taxes, and ceased its amortization of goodwill. In accordance with the provisions of Statement No. 142, the Company performed its annual review of its goodwill for impairment in the fourth quarter of 2003 and recorded a pre-tax charge of $2.1 million, to recognize the impairment of goodwill related to one of its non-insurance subsidiaries. This change was reflected in other operating expenses in the Consolidated Statements of Income. The Company used a discounted cash flow model to value this subsidiary. Subsequent to the Company's annual impairment review, on December 31, 2003, the Company sold this subsidiary. The Company's remaining $0.9 million of goodwill was expensed as a component of the related loss on sale.

10. FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax benefit in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,                                              2004           2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Federal income tax benefit
   Current                                                               $      (80.5)   $        2.5    $      (28.5)
   Deferred                                                                      44.7           (19.9)         (215.3)
                                                                         --------------------------------------------
Total                                                                    $      (35.8)   $      (17.4)   $     (243.8)
                                                                         ============================================

The federal income tax (benefit) expense attributable to the consolidated results of operations is different from the amount determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                              2004           2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Expected federal income tax (benefit) expense                            $        3.9    $       (0.4)   $     (216.0)
   Prior years' federal income tax settlement                                   (30.4)              -           (11.6)
   Dividend received deduction                                                   (9.8)          (11.2)          (10.6)
   Tax credits                                                                   (5.5)           (4.5)          (10.8)
   Restricted stock                                                                 -             2.1               -
   Deferred tax adjustment                                                        6.4               -               -
   Sale of subsidiary                                                               -             1.5               -
   Changes in other tax estimates                                                 0.6            (4.1)            2.2
   Other, net                                                                    (1.0)           (0.8)            3.0
                                                                         --------------------------------------------
Federal income tax benefit                                               $      (35.8)   $      (17.4)   $     (243.8)
                                                                         ============================================

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Following are the components of the Company's deferred tax assets and liabilities.

DECEMBER 31,                                                                           2004            2003
---------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Deferred tax (asset) liabilities
     Insurance reserves                                                            $     (217.4)   $     (208.5)
     Deferred acquisition costs                                                           185.9           215.8
     Tax credit carryforwards                                                             (67.3)          (58.8)
     Employee benefit plans                                                               (64.0)          (59.6)
     Loss carryforwards                                                                   (34.6)          (95.7)
     Deferred sales inducement                                                             25.5            31.4
     Investments, net                                                                     (16.8)          (27.6)
     Discontinued operations                                                              (16.6)          (18.6)
     Software capitalization                                                                3.2             7.8
     Restructuring reserve                                                                 (1.6)           (7.4)
     Other, net                                                                            (4.2)           (2.6)
                                                                                   ----------------------------
Deferred tax asset, net                                                            $     (207.9)   $     (223.8)
                                                                                   ============================

Gross deferred income tax assets totaled approximately $634 million and $593 million at December 31, 2004 and 2003, respectively. Gross deferred income tax liabilities totaled approximately $426 million and $369 million at December 31, 2004 and 2003, respectively.

In the first quarter of 2004, the Company reached a favorable settlement with respect to FAFLIC's federal income tax returns for 1982 and 1983 that resulted in a tax benefit of approximately $30 million.

Based upon the terms of the tax allocation agreement between the members of the consolidated tax return group, the Company believes it is more likely than not that the deferred tax asset will be realized. At December 31, 2004, there are available low-income housing credit carryforwards, foreign tax credit carryforwards and alternative minimum tax credit carryforwards of $59.4 million, $7.4 million and $0.5 million, respectively. The alternative minimum tax credit carryforward has no expiration date, the low-income housing credit carryforward will expire beginning in 2018 and the foreign tax credit carryforward will expire beginning in 2013. Approximately $6 million of the tax credit carryforwards are subject to an intercompany tax allocation agreement which requires the company to utilize such credits on a separate tax return basis. At December 31, 2004, the Company has net operating loss carryforwards of $98.9 million, which begin to expire in 2016.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1997. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

11. PENSION PLANS

DEFINED BENEFIT PLANS

Prior to 2005, AFC provided retirement benefits to substantially all of its employees under defined benefit pension plans. These plans were based on a defined benefit cash balance formula, whereby the Company annually provided an allocation to each covered employee based on a percentage of that employee's eligible salary, similar to a defined contribution plan arrangement. In addition to the cash balance allocation, certain transition group employees, who had met specified age and service requirements as of December 31, 1994, were eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").

As of January 1, 2005, the defined benefit pension plans were frozen and the Company enhanced its defined contribution 401(k) plan. No further cash balance allocations will be credited for plan years beginning on or after January 1, 2005. In addition, grandfathered benefits are frozen at January 1, 2005 levels with an annual transition pension adjustment calculated at an interest rate equal to 5% per year, up to 35 years of completed service, and 3% thereafter. As a result of these actions, the Company recognized a curtailment gain of $1.0 million in 2004. The changes to the 401(k) plan are discussed in detail below.

ASSUMPTIONS

In order to measure the expense associated with these plans, management must make various estimates and assumptions, including discount rates used to value liabilities, assumed rates of return on plan assets, compensation increases, employee turnover rates and anticipated mortality rates, for example. The estimates used by management are based on the Company's historical experience, as well as current facts and circumstances. In addition, the Company uses outside actuaries to assist in measuring the expense and liability associated with these plans.

The Company utilizes a measurement date of December 31st to determine its pension benefit obligations. Weighted-average assumptions used to determine pension benefit obligations are as follows:

DECEMBER 31                                     2004          2003         2002
---------------------------------------------------------------------------------
(IN MILLIONS)
Discount rate                                    5.63%        5.875%         6.25%

Rate of compensation                               NA          4.00%         4.00%
Cash balance allocation (1)                        NA          5.00%         3.00%
Cash balance interest                            5.00%         5.00%         6.00%

(1) As a result of the aforementioned decision to freeze the defined benefit plans, pension benefit obligations will not be affected by future compensation increases and there will be no further cash balance allocations.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company utilizes a measurement date of January 1st to determine its periodic pension costs. Weighted-average assumptions used to determine net periodic pension costs are as follows:

FOR THE YEARS ENDED  DECEMBER 31,               2004          2003          2002
---------------------------------------------------------------------------------
(IN MILLIONS)
Discount rate                                    5.875%        6.25%         6.875%
Expected return on plan assets                   8.50%         8.50%         9.50%
Rate of compensation increase                    4.00%         4.00%         4.00%
Cash balance allocation                          5.50%         5.00%         3.00%
Cash balance interest crediting rate             5.00%         6.00%         7.00%

The expected rate of return was determined by using historical mean returns, adjusted for certain factors believed to have an impact on future returns. Specifically, the Company expects the equity market returns will be in the high single digit range and has adjusted the historical mean returns downward to reflect this expectation. Also, the Company decreased its fixed income mean return from historical levels based on its expectation of modest increases in interest rates, slightly offsetting the coupon return. The adjusted mean returns were weighted to the plan's actual asset allocation at December 31, 2003, resulting in an expected rate of return on plan assets for 2004 of 8.50%.

PLAN ASSETS

The Company utilizes a target allocation strategy, focusing on creating a mix of assets to generate growth in equity, as well as managing expenses and contributions. Various factors were taken into consideration in determining the appropriate asset mix, such as census data, actuarial valuation information and capital market assumptions. The Company has determined that the optimal investment strategy is to have a target mix of 72% of its plan assets in equity securities and 28% in fixed income securities and money market funds. The target allocations and actual invested asset allocations for 2004 and 2003 for the Company's plan assets are as follows:

                                                  TARGET
DECEMBER 31,                                      LEVELS         2004         2003
--------------------------------------------------------------------------------------
Equity securities:
Domestic                                                47%        41.91%        43.35%
International                                           20%        20.42%        20.19%
AFC Common Stock                                         5%         7.88%         7.41%
                                                ----------    ----------    ----------
Total equity securities                                 72%        70.21%        70.95%
                                                ----------    ----------    ----------
Fixed maturities                                        26%        29.38%        28.73%
Money market funds                                       2%         0.41%         0.32%
                                                ----------    ----------    ----------
Total fixed maturities and money market                 28%        29.79%        29.05%
                                                ----------    ----------    ----------
Total assets                                           100%       100.00%       100.00%
                                                ==========    ==========    ==========

During the fourth quarter of 2003, a portion of the plan assets were transferred from separate investment accounts of FAFLIC to non-affiliated commingled pools. At December 31, 2004 and 2003, approximately 67% and 66% respectively, of plan assets were invested in these commingled pools. Prior to 2003, plan assets were invested primarily in various separate accounts and the general account of FAFLIC. Equity securities include 796,462 shares of AFC common stock at December 31, 2004 and 2003 with a market value of $26.1 million and $24.5 million, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

OBLIGATIONS AND FUNDED STATUS

The following table is a reconciliation of the beginning and ending balances of the benefit obligations and the fair value of plan assets. At December 31, 2004 and 2003, the projected benefit obligations exceeded the plans' assets. Changes in the minimum pension liability are reflected as an adjustment to accumulated other comprehensive income and are primarily comprised of the difference between the present value of accumulated benefit obligations and the market value of assets funding the plan. At December 31, 2004 and 2003, the Company had $48.0 million and $40.9 million in accumulated other comprehensive income related to its minimum pension liability. As such, during 2004 the Company recorded an increase in the minimum pension liability of $7.1 million, while in 2003, the Company recorded a decrease of $26.8 million. These changes in the liability are primarily the result of fluctuations in the market value of assets held by the plan due to general shifts in the equity market, as well as changes in plan assumptions.

DECEMBER 31                                                   2004            2003
--------------------------------------------------------------------------------------
(IN MILLIONS)
Accumulated benefit obligation                            $      559.7    $      512.3
                                                          ----------------------------
Change in benefit obligation:
Projected benefit obligation, beginning of year           $      522.5    $      525.4
Service cost - benefits earned during the year                    11.1            11.8
Interest cost                                                     31.2            30.4
Actuarial losses (gains)                                          28.4           (14.0)
Benefits paid                                                    (33.5)          (31.1)
                                                          ----------------------------
Projected benefit obligation, end of year                        559.7           522.5
                                                          ----------------------------

Change in plan assets:
Fair value of plan assets, beginning of year                     330.7           269.0
Actual return on plan assets                                      28.9            64.5
Company contribution                                               5.8            28.3
Benefits paid                                                    (33.5)          (31.1)
                                                          ----------------------------
Fair value of plan assets, end of year                           331.9           330.7
                                                          ----------------------------

Funded status of the plan                                       (227.8)         (191.8)
Unrecognized transition obligation                               (10.5)          (12.8)
Unamortized prior service cost                                    (0.1)           (8.3)
Unrecognized net actuarial losses                                138.7           137.4
Additional minimum pension liability                            (129.4)         (112.8)
                                                          ----------------------------
Net pension liability                                     $     (229.1)   $     (188.3)
                                                          ----------------------------

As a result of the Company's merger with Allmerica P&C in 1997, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $1.9 million and $3.3 million in 2004 and 2003, respectively, which reflects fair value, net of applicable amortization. In addition to the net pension liability, the Company recorded $0.6 million in intangible assets related to its non-qualified plans in 2003. There were no intangible assets as of December 31, 2004.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                2004            2003            2002
---------------------------------------------------------------------------------------------------------------------
Service cost - benefits earned during the year                           $       11.1    $       11.8    $       11.1
Interest cost                                                                    31.2            30.4            32.6
Expected return on plan assets                                                  (27.0)          (22.4)          (33.4)
Recognized net actuarial loss                                                    21.5            28.9            11.3
Amortization of transition asset                                                 (2.2)           (2.2)           (2.2)
Amortization of prior service cost                                               (2.9)           (3.0)           (2.6)
Curtailment (gain) loss and special termination benefits                         (1.0)            0.7             5.4
                                                                         --------------------------------------------
Net periodic pension cost                                                $       30.7    $       44.2    $       22.2
                                                                         ============================================

The curtailment gain in 2004 is due to the aforementioned decision to freeze the defined benefit pension plans and primarily reflects the elimination of unrecognized prior service cost. The curtailment loss in 2003 of $0.7 million is the result of the Life Companies VeraVest restructuring effort in the fourth quarter of 2003 (see Note 3 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for those home office participants terminated as a result of the VeraVest restructuring. The curtailment loss and special termination benefits in 2002 of $4.3 million and $1.1 million, respectively, relate to the 2002 Life Companies restructuring (see Note 3 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for agents terminated pursuant to the 2002 Life Companies restructuring, while special termination benefit costs reflect acceleration of retirement criteria under the plan for transition group participants terminated due to the restructuring.

The unrecognized net actuarial gains (losses) which exceed 10% of the greater of the projected benefit obligation or the market value of plan assets are amortized as a component of net periodic pension cost over five years.

CONTRIBUTIONS

The Company is required to contribute $0.9 million to its qualified pension plan in 2005 in order to fund its minimum obligation in accordance with ERISA. In addition, the Company expects to contribute $1.9 million to its non-qualified pension plans to fund 2005 benefit payments. At this time, no discretionary contributions are expected to be made to the plans in 2005.

BENEFIT PAYMENTS

  The Company estimates that benefit payments over the next 10 years will be as follows:

                                                                                                          2010-
(IN MILLIONS)                            2005         2006         2007         2008         2009         2014
-----------------------------------------------------------------------------------------------------------------
Qualified pension plan                $     27.9   $     28.4   $     30.2   $     31.2   $     31.3   $    182.1
Non-qualified pension plan            $      1.9   $      2.1   $      2.2   $      2.4   $      2.3   $     11.4

The benefit payments are based on the same assumptions used to measure the Company's benefit obligations at the end of 2004.

DEFINED CONTRIBUTION PLANS

In addition to the defined benefit plans, AFC provides a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2004, 2003 and 2002, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $5.2 million, $5.4 million, and $5.0 million in 2004, 2003 and 2002, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Effective January 1, 2005, coincident with the aforementioned decision to freeze the defined benefit plans, the Company enhanced its 401(k) plan to match 100% of employees' 401(k) plan contributions up to 5% of eligible compensation. Additionally, the Company will make an annual contribution to employees' accounts which is equal to 3% of the employee's compensation. This annual contribution will be made regardless of whether the employee contributes to the plan, as long as the employee is employed on the last day of the year.

In addition, the Company also has a defined contribution plan for substantially all of its former Life Companies agents. The Company recognized expenses in 2003 and 2002 of $1.1 million and $3.1 million, respectively, related to this plan. There was no expense recognized in 2004 related to this plan. The termination of all agent contracts as of December 31, 2002 pursuant to the Life Companies restructuring (see Note 3 - Significant Transactions) resulted in a decrease in the expense in 2003. There will be no future agent or employer contributions to this plan.

12. OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees, former agents, retirees and their dependents, under welfare benefit plans sponsored by FAFLIC. Generally, active employees become eligible with at least 15 years of service after the age of 40. Former agents of the Company became eligible at age 55 with at least 15 years of service. The Company ceased its distribution of proprietary life and annuity products in 2002 (see Note 14 - Segment Information) and terminated all life insurance and annuity agent contracts as of December 31, 2002. The population of agents receiving postretirement benefits was frozen as of this date. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments to beneficiaries of retired employees and to restrict eligibility to then current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("The Act") was enacted. The Act provides for a prescription drug benefit under Medicare as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to the benefit provided under Medicare. The Company adopted the provisions of the Act effective July 1, 2004. The Company determined that its benefits were at least actuarially equivalent to those provided by Medicare, therefore, the Company recognized a reduction in its accumulated postretirement benefit obligation of $2.9 million in 2004. Additionally, the Company reduced its net periodic postretirement benefit cost for the period by $0.1 million as a result of implementing the provisions of the Act.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

OBLIGATION AND FUNDED STATUS
The plans funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31                                                            2004          2003
--------------------------------------------------------------------------------------------
(IN MILLIONS)
Change in benefit obligation:

Accumulated postretirement benefit obligation,
  beginning of year                                                 $     78.9    $     75.9

Service cost                                                               1.3           1.4

Interest cost                                                              4.2           4.9

Actuarial losses                                                           1.0          10.7

Plan amendments                                                          (12.3)         (9.6)

Benefits paid                                                             (4.1)         (4.4)
                                                                    ------------------------
Accumulated postretirement benefit obligation, end of year                69.0          78.9
                                                                    ------------------------
Fair value of plan assets, end of year                                       -             -
                                                                    ------------------------
Funded status of plan                                                    (69.0)        (78.9)

Unamortized prior service cost                                           (19.6)        (10.5)

Unrecognized net actuarial losses                                          5.1           4.5
                                                                    ------------------------
Accumulated postretirement benefit costs                            $    (83.5)   $    (84.9)
                                                                    ------------------------

Plan amendments in 2004 and 2003 resulted in a benefit of $12.3 million and $9.6 million, respectively. The amendments reflect net increases in certain home office and agent retiree contributions, deductibles and co-payments, thereby lowering plan costs. In addition, the 2004 plan amendments include the implementation of a cap on future medical and drug claims for plan participants under the age of 65.

The Company estimates that benefit payments over the next 10 years will be as follows:

     FOR THE YEARS ENDED DECEMBER 31,
     ---------------------------------------------------------------------------------------
     (IN MILLIONS)
     2005                                                                         $      4.0
     2006                                                                                3.8
     2007                                                                                3.9
     2008                                                                                3.9
     2009                                                                                4.0
     2010-2014                                                                          21.2

The benefit payments are based on the same assumptions used to measure the Company's benefit obligation at the end of 2004 and reflect benefits attributable to estimated future service.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

COMPONENTS OF NET PERIODIC POSTRETIREMENT BENEFIT COSTS
The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,                        2004          2003         2002
-------------------------------------------------------------------------------------------
(IN MILLIONS)
Service cost                                         $      1.3    $      1.4    $      2.2
Interest cost                                               4.2           4.9           5.0
Recognized net actuarial (gain) loss                       (3.2)          0.2          (0.3)
Amortization of prior service cost                          0.4          (1.9)         (2.2)
Curtailment gain and special termination benefits             -             -          (6.8)
                                                     --------------------------------------
Net periodic postretirement cost (benefit)           $      2.7    $      4.6    $     (2.1)
-------------------------------------------------------------------------------------------

The Company allocated approximately $1.4 million, $2.9 million and $(1.3) million of the net periodic postretirement cost (benefit) to its affiliated companies in 2004, 2003, and 2002 respectively.

As a result of the Life Companies restructuring in 2002 (see Note 3 - Significant Transactions), the Company recognized a curtailment gain and special termination benefit costs related to its postretirement benefit plans. The curtailment gain resulted from the effect of agent terminations related to those not fully eligible for benefits, while the special termination benefit costs reflect acceleration of retirement criteria for selected terminated employees.

As a result of the Company's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $0.9 million and $1.7 million in 2004 and 2003, respectively, which reflects fair value, net of applicable amortization.

ASSUMPTIONS

The Company utilizes a December 31 measurement date for its postretirement benefit plans. Weighted-average discount rate assumptions used to determine postretirement benefit obligations and periodic postretirement costs are as follows:

FOR THE YEARS ENDED DECEMBER 31                               2004         2003
----------------------------------------------------------------------------------
Postretirement benefit obligations discount rate               5.63%         5.875%
Postretirement benefit cost discount rate                      5.875%        6.25%

Assumed health care cost trend rates are as follows:

DECEMBER 31                                                    2004         2003
----------------------------------------------------------------------------------
Health care cost trend rate assumed for next year                 10%           10%
Rate to which the cost trend is assumed to decline
         (ultimate trend rate)                                     5%            5%
Year the rate reaches the ultimate trend rate                   2012          2012

Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trend rates in each year would have the following effects:

                                                     1-PERCENTAGE POINT   1-PERCENTAGE POINT
                                                          INCREASE             DECREASE
--------------------------------------------------------------------------------------------
(IN MILLIONS)
Effect on total of service and interest cost              $   0.3             $   (0.2)
  during
Effect on accumulated postretirement benefit
  at December 31, 2004                                    $   2.0             $   (1.7)

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

13. DIVIDEND RESTRICTIONS

Massachusetts have enacted laws governing the payment of dividends to stockholders by insurers. Massachusetts laws affect the dividend paying ability of AFLIAC and FAFLIC.

Massachusetts' statute limits the dividends a life insurer may pay in any twelve month period, without the prior permission of the Massachusetts Commissioner of Insurance, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year. In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFC agreed with the Massachusetts Commissioner of Insurance to maintain total adjusted capital levels at a minimum of 100% of AFLIAC's Company Action Level, which was $123.2 million at December 31, 2004. Total adjusted capital for life insurance companies is defined as capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $581.9 million at December 31, 2004 for AFLIAC. The Company Action Level is the first level in which the Massachusetts Commissioner of Insurance would mandate regulatory involvement based solely upon levels of risk based capital. There can be no assurance that AFLIAC would not require additional capital contributions from AFC. In the fourth quarters of 2004 and 2003, with permission from the Massachusetts Commissioner of Insurance, AFLIAC declared a return of capital of $75.0 million and a dividend of $25.0 million, respectively, to its parent, AFC. No dividends were declared by AFLIAC or FAFLIC to their parent in 2002, and neither company can pay dividends to their parent without prior approval from the Massachusetts Commissioner of Insurance.

14. SEGMENT INFORMATION

The Company offers financial products and services and conducts business in one operating segment, The Life Companies. To the extent a company has multiple operating segments, which the Company did prior to 2004, Statement of Financial Accounting Standards No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION, requires the disclosure of the separate financial information of each segment presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

The Life Companies segment consists of the former Allmerica Financial Services segment, the GIC business (formerly part of the Asset Management segment) and the discontinued group life and health business, including group life and health voluntary pools (the former Corporate Risk Management Services segment). The Life Companies segment manages a block of existing variable annuity, variable universal life and traditional life insurance products, GICs, and certain group retirement products. During 2003, the Company managed this existing life insurance business and also operated an independent broker/dealer business, which distributed third party investment and insurance products. In the fourth quarter of 2003, the Company announced the cessation of the retail business of its independent broker/dealer. In addition, prior to September 30, 2002, this segment actively manufactured and sold variable annuities, variable universal life and traditional life insurance products, as well as the Company's GIC products. GICs are investment contracts with either short-term or long-term maturities, which are issued to institutional buyers or to various business or charitable trusts. The assets and liabilities of the Company's discontinued group life and health business were previously reported in the Property and Casualty segment. In addition, during 2004, we allocated corporate overhead costs that were previously reported in the Company's former Corporate segment to the four operating segments.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

15. LEASE COMMITMENTS

Rental expenses for operating leases amounted to $0.5 million and $9.7 million in 2004 and 2003, respectively. These expenses relate primarily to building leases of the Company.

In 2003, the Company ceased operations of its retail broker/dealer operations (see Note 3 - Significant Transactions). As a result, the Company recognized certain additional rental expenses as restructuring costs. Such amounts were $13.8 million in 2003, which reflects the present value of the future minimum lease payments, as well as $7.4 million of estimated sublease rental income. In 2004, the Company recognized an additional $0.4 million of these lease expenses as restructuring costs.

At December 31, 2004, future minimum rental payments under non-cancelable operating leases, including those related to the Company's restructuring activities, were approximately $21.1 million, payable as follows: 2005 - $8.2 million; 2006 - $6.1 million; 2007 - $3.8 million; 2008 - $2.3; and $0.7 million thereafter. It is expected that, in the normal course of business, leases that expire may be renewed or replaced by leases on other property and equipment.

16. REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective December 31, 2002, the Company entered into a 100% coinsurance agreement related to substantially all of its universal life insurance business (see Note 3 - Significant Transactions). Reinsurance recoverables related to this agreement were $571.0 million and $625.3 million at December 31, 2004 and 2003, respectively. This balance represents approximately 57.9% and 60.1% of the Company's reinsurance recoverables at December 31, 2004 and 2003, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

   The effects of reinsurance were as follows:

   FOR THE YEARS ENDED DECEMBER 31
   (IN MILLIONS)                                               2004           2003          2002
   ------------------------------------------------------------------------------------------------
   Life and accident and health insurance premiums:
        Direct                                               $     80.2    $     81.2    $     84.2
        Assumed                                                     0.5           0.5           0.6
        Ceded                                                     (41.2)        (39.8)        (36.7)
                                                             --------------------------------------
   Net premiums                                              $     39.5    $     41.9    $     48.1
                                                             ======================================

   Life and accident and health insurance and other
     individual policy benefits, claims, losses and loss
     adjustment expenses:
        Direct                                               $    294.3    $    347.5    $    551.9
        Assumed                                                    (1.2)         (1.5)         (4.0)
        Ceded                                                     (62.0)        (80.8)        (62.3)
                                                             --------------------------------------
   Net policy benefits, claims, losses and loss
     adjustment expenses                                     $    231.1    $    265.2    $    485.6
                                                             --------------------------------------

17. DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

  FOR THE YEARS ENDED DECEMBER 31
  (IN MILLIONS)                                                2004           2003          2002
  -------------------------------------------------------------------------------------------------
  Balance at beginning of year                               $    894.6    $  1,030.1    $  1,588.4
  Acquisition expenses deferred                                     2.8          10.3         269.2
  Amortized to expense during the year                            (94.8)       (140.6)       (496.9)
  Adoption of SOP 03-1                                            (93.0)            -             -
  Impairment of DAC asset related to annuity business              (7.1)         (4.5)       (159.0)
  Amortization related to sale of universal life
     insurance business                                               -             -        (155.9)
  Adjustment to equity during the year                             (8.4)         (0.7)        (15.7)
                                                             ---------------------------------------
  Balance at end of year                                     $    694.1    $    894.6    $  1,030.1
                                                             =======================================

The Company adopted SOP 03-1 effective January 1, 2004. Upon adoption, the Company reclassified the balance of capitalized sales inducements that were previously included in DAC to other assets. The balance of capitalized sales inducements at January 1, 2004 was $89.7 million. SOP 03-1 also required that estimated gross profits used to calculate the amortization of DAC be adjusted to reflect increases in the guaranteed minimum benefit reserves. This resulted in a $3.3 million reduction in the DAC asset in 2004. For further discussion of the adoption of SOP 03-1, see Note 3, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

Prior to September 30, 2002, the Company manufactured and sold variable annuities, variable universal life and traditional life insurance products. During 2004, 2003 and 2002, the Company determined that the DAC asset related to certain distribution channels for the annuity business exceeded the present value of total expected gross profits. Therefore, the Company recognized permanent impairments of the DAC asset of $7.1 million, $4.5 million and $159.0 million, respectively, related to these items. Additionally, the Company ceased all new sales of proprietary variable annuities and life insurance products. Also, in 2002, the Company recognized a permanent impairment related to the universal life DAC asset of $155.9 million due to the sale of that business.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

18. LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSE

The Company regularly updates its reserve estimates as new information becomes available and further events occur which may impact the resolution of unsettled claims. Reserve adjustments are reflected in results of operations as adjustments to losses and LAE. Often these adjustments are recognized in periods subsequent to the period in which the underlying policy was written and loss event occurred. These types of subsequent adjustments are described as "prior year reserve development". Such development can be either favorable or unfavorable to the Company's financial results and may vary by line of business.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses, excluding the effect of reinsurance, related to the Company's accident and health business, consisting of the Company's exited individual health business and its discontinued group accident and health business, was $440.9 million, $437.3 million and $434.8 million at December 31, 2004, 2003 and 2002, respectively. Reinsurance recoverables related to this business were $325.1 million, $322.4 million and $329.3 million in 2004, 2003 and 2002, respectively.

19. CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS
Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

LITIGATION
On July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP v. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5 million. Plaintiffs, who AFLIAC subsequently identified as engaging in frequent transfers of significant sums between sub-accounts that in the Company's opinion constituted "market timing", were subject to restrictions upon such trading that AFLIAC imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. The Company filed a motion for reconsideration and clarification of the court's partial summary judgment opinion, which was denied on April 8, 2004.

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts totaling $150,000 for surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from AFLIAC's alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy of transferring money from money market accounts to international equity accounts and back again to money market accounts, they have been able to consistently obtain relatively risk free returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in December 2001.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company intends to vigorously defend this matter, and regards plaintiffs' claims for lost trading profits as being speculative and, in any case, subject to an obligation to mitigate damages. Further, in the Company's view, these purported lost profits would not have been earned because of various actions taken by the Company, the investment management industry and regulators, to defer or eliminate market timing, including the implementation of "fair value" pricing.

The monetary damages sought by plaintiffs, if awarded, could have a material adverse effect on the Company's financial position. However, in the Company's judgment, the outcome is not expected to be material to the Company's financial position, although it could have a material effect on the results of operations for a particular quarter or annual period. The date for the damage phase of the litigation has been postponed and a new date has not yet been set.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business and is involved, from time to time, in investigations and proceedings by governmental and self-regulatory agencies, which currently include inquiries relating to "market timing" in sub-accounts of variable annuity and life products, "revenue sharing" and other matters, and regulatory inquiries into compensation arrangements with brokers and agents. In the Company's opinion, based on the advice of legal counsel, the ultimate resolutions of such proceedings will not have a material effect on the Company's consolidated financial position, although they could have a material effect on the results of operations for a particular quarter or annual period.

20. RELATED PARTY TRANSACTIONS

AFLIAC provides management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions to affiliates. Amounts charged by AFLIAC to its affiliates for these services are based on full cost including all direct and indirect overhead costs, that amounted to $167.5 million, $160.0 million and $350.6 million in 2004, 2003 and 2002 respectively. The net amounts due from its affiliates for accrued expenses and various other liabilities and receivables were $32.0 million and $20.5 million at December 31, 2004 and 2003, respectively.

In accordance with the above agreement, AFLIAC has allocated an increase of $9.5 million of the minimum pension liability as of December 31, 2004 and allocated a decrease of $46.2 million of the minimum pension liability as of December 31, 2003. AFLIAC allocated an increase of $76.0 million of the minimum pension liability as of December 31, 2002.

In December 2004, the Company declared a return of capital of $75.0 million to its parent, AFC. In January 2005 the Company distributed the return of capital, consisting of $74.9 million of securities and $0.1 million of cash.

In December 2003, the Company paid a dividend of $25.0 million to its parent, AFC, consisting of $24.8 million of securities and $0.2 million of cash.

In December 2002, the Company's parent, AFC declared a $20.0 million contribution of capital consisting of $19.9 million of fixed maturity securities and $0.1 million of cash that was paid in the first quarter of 2003.

In June 2002, the Company's parent, AFC, declared a $158.0 million contribution of capital consisting of $93.2 million of fixed maturity securities and $64.8 million of cash that was paid in the third quarter of 2002.

In March 2002, the Company's parent, AFC, declared a $10.0 million contribution of capital consisting of approximately $9.4 million of fixed maturity securities and $0.6 million of cash paid in the second quarter of 2002.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

21. STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis), as codified by the National Association of Insurance Commissioners. Statutory surplus differs from shareholders' equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, statutory accounting principles require asset valuation and interest maintenance reserves, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Statutory net income (loss) and surplus are as follows:

                                                     UNAUDITED
                                                        2004         2003         2002
-----------------------------------------------------------------------------------------
(IN MILLIONS)
Statutory Net Income (Loss) - Combined
  Life and Health Companies                               204.6          9.0       (296.0)
Statutory Shareholders' Surplus - Combined
  Life and Health Companies                               555.6        495.6        427.1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of Allmerica Financial Life
Insurance and Annuity Company and the Contract
Owners of Separate Account KG of Allmerica
Financial Life Insurance and Annuity Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting Separate Account KG of Allmerica Financial Life Insurance and Annuity Company at December 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the Funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
April 4, 2005

SEPARATE ACCOUNT KG

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

                                                                                                                         ALGER
                                                                                    AIM VI             ALGER           AMERICAN
                                                                                   UTILITIES         AMERICAN          LEVERAGED
                                                                                 SERIES I (a)        BALANCED           ALLCAP
                                                                                ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ..............   $     9,084,754   $    85,363,191   $    29,521,814
Investment income receivable ................................................                 -                 -                 -
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                 -               108                 -
                                                                                ---------------   ---------------   ---------------
    Total assets ............................................................         9,084,754        85,363,299        29,521,814

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                 -                 -                 -
                                                                                ---------------   ---------------   ---------------
    Net assets ..............................................................   $     9,084,754   $    85,363,299   $    29,521,814
                                                                                ===============   ===============   ===============

Net asset distribution by category:
  Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus ...   $     8,910,660   $    83,310,706   $    28,927,498
  Scudder Gateway Incentive .................................................            49,880           368,480           104,723
  Scudder Gateway Incentive with Optional Rider .............................           124,214         1,684,113           489,593
                                                                                ---------------   ---------------   ---------------
                                                                                $     9,084,754   $    85,363,299   $    29,521,814
                                                                                ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ......................   $     7,534,876   $    82,650,387   $    36,721,867
Underlying Fund shares held .................................................           581,982         6,299,867           971,432

Units outstanding and net asset value per unit:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Units outstanding, December 31, 2004 ......................................        11,874,784        81,164,948        42,604,470
  Net asset value per unit, December 31, 2004 ...............................   $      0.750385   $      1.026437   $      0.678978

Scudder Gateway Incentive:
  Units outstanding, December 31, 2004 ......................................            66,614           361,998           122,774
  Net asset value per unit, December 31, 2004 ...............................   $      0.748793   $      1.017906   $      0.852976

Scudder Gateway Incentive with Optional Rider:
  Units outstanding, December 31, 2004 ......................................           167,447         1,670,694           579,594
  Net asset value per unit, December 31, 2004 ...............................   $      0.741812   $      1.008032   $      0.844717

                                                                                                      CREDIT
                                                                                    CREDIT            SUISSE
                                                                                    SUISSE             TRUST
                                                                                     TRUST            GLOBAL
                                                                                   EMERGING        POST-VENTURE
                                                                                    MARKETS           CAPITAL
                                                                                ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ..............   $    13,081,278   $     6,240,793
Investment income receivable ................................................                 -                 -
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                 -               621
                                                                                ---------------   ---------------
    Total assets ............................................................        13,081,278         6,241,414

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                 -                 -
                                                                                ---------------   ---------------
    Net assets ..............................................................   $    13,081,278   $     6,241,414
                                                                                ===============   ===============

Net asset distribution by category:
  Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus ...   $    12,977,242   $     6,195,200
  Scudder Gateway Incentive .................................................            25,417             1,153
  Scudder Gateway Incentive with Optional Rider .............................            78,619            45,061
                                                                                ---------------   ---------------
                                                                                $    13,081,278   $     6,241,414
                                                                                ===============   ===============

Investments in shares of the Underlying Funds, at cost ......................   $    10,431,352   $     5,479,208
Underlying Fund shares held .................................................           988,012           559,712

Units outstanding and net asset value per unit:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Units outstanding, December 31, 2004 ......................................        12,866,129        10,618,055
  Net asset value per unit, December 31, 2004 ...............................   $      1.008636   $      0.583459

Scudder Gateway Incentive:
  Units outstanding, December 31, 2004 ......................................            19,848             1,344
  Net asset value per unit, December 31, 2004 ...............................   $      1.280607   $      0.858095

Scudder Gateway Incentive with Optional Rider:
  Units outstanding, December 31, 2004 ......................................            62,001            53,035
  Net asset value per unit, December 31, 2004 ...............................   $      1.268025   $      0.849647

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

December 31, 2004

                                                                                                    DREYFUS
                                                                                   DREYFUS          SOCIALLY
                                                                                      IP          RESPONSIBLE         JANUS
                                                                                    MIDCAP           GROWTH           ASPEN
                                                                                    STOCK          FUND, INC          GROWTH
                                                                                --------------   --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ..............   $   76,499,503   $    7,332,942   $      545,710
Investment income receivable ................................................                -                -                -
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................              624                -                -
                                                                                --------------   --------------   --------------
    Total assets ............................................................       76,500,127        7,332,942          545,710

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor)  ........................................................                -                -                -
                                                                                --------------   --------------   --------------
    Net assets ..............................................................   $   76,500,127   $    7,332,942   $      545,710
                                                                                ==============   ==============   ==============

Net asset distribution by category:
  Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus ...   $   75,147,734   $    7,269,234   $      545,710
  Scudder Gateway Incentive .................................................          472,899           37,947                -
  Scudder Gateway Incentive with Optional Rider .............................          879,494           25,761                -
                                                                                --------------   --------------   --------------
                                                                                $   76,500,127   $    7,332,942   $      545,710
                                                                                ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ......................   $   61,442,117   $    8,691,349   $      840,724
Underlying Fund shares held .................................................        4,341,629          291,336           27,190

Units outstanding and net asset value per unit:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Units outstanding, December 31, 2004 ......................................       53,998,127       10,121,067          711,493
  Net asset value per unit, December 31, 2004 ...............................   $     1.391673   $     0.718228   $     0.766993

Scudder Gateway Incentive:
  Units outstanding, December 31, 2004 ......................................          371,059           50,064                -
  Net asset value per unit, December 31, 2004 ...............................   $     1.274459   $     0.757969   $            -

Scudder Gateway Incentive with Optional Rider:
  Units outstanding, December 31, 2004 ......................................          696,872           34,323                -
  Net asset value per unit, December 31, 2004 ...............................   $     1.262059   $     0.750537   $            -

                                                                                                    SCUDDER          SCUDDER
                                                                                    JANUS         21ST CENTURY      AGGRESSIVE
                                                                                    ASPEN            GROWTH           GROWTH
                                                                                  GROWTH AND        SERIES I        SERIES II
                                                                                    INCOME          CLASS A          CLASS A
                                                                                --------------   --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ..............   $      700,236   $    9,234,491   $   16,001,627
Investment income receivable ................................................                -                -                -
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                -                -                -
                                                                                --------------   --------------   --------------
    Total assets ............................................................          700,236        9,234,491       16,001,627

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                -                -                -
                                                                                --------------   --------------   --------------
    Net assets ..............................................................   $      700,236   $    9,234,491   $   16,001,627
                                                                                ==============   ==============   ==============

Net asset distribution by category:
  Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus ...   $      700,236   $    9,053,684   $   15,856,954
  Scudder Gateway Incentive .................................................                -          106,267           36,400
  Scudder Gateway Incentive with Optional Rider .............................                -           74,540          108,273
                                                                                --------------   --------------   --------------
                                                                                $      700,236   $    9,234,491   $   16,001,627
                                                                                ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ......................   $      854,961   $    9,629,187   $   19,862,851
Underlying Fund shares held .................................................           44,488        1,739,076        1,626,181

Units outstanding and net asset value per unit:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Units outstanding, December 31, 2004 ......................................          628,913       18,630,592       17,085,762
  Net asset value per unit, December 31, 2004 ...............................   $     1.113406   $     0.485958   $     0.928080

Scudder Gateway Incentive:
  Units outstanding, December 31, 2004 ......................................                -          150,569           47,980
  Net asset value per unit, December 31, 2004 ...............................   $            -   $     0.705770   $     0.758650

Scudder Gateway Incentive with Optional Rider:
  Units outstanding, December 31, 2004 ......................................                -          106,652          144,105
  Net asset value per unit, December 31, 2004 ...............................   $            -   $     0.698909   $     0.751346

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

December 31, 2004

                                                                                    SCUDDER           SCUDDER           SCUDDER
                                                                                     BLUE             CAPITAL            FIXED
                                                                                     CHIP             GROWTH            INCOME
                                                                                   SERIES II         SERIES I          SERIES II
                                                                                    CLASS A           CLASS A           CLASS A
                                                                                ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ..............   $   100,326,697   $    31,498,568   $    82,452,335
Investment income receivable ................................................                 -                 -                 -
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                 -                 -                 -
                                                                                ---------------   ---------------   ---------------
    Total assets ............................................................       100,326,697        31,498,568        82,452,335

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................            37,900                 -             5,364
                                                                                ---------------   ---------------   ---------------
    Net assets ..............................................................   $   100,288,797   $    31,498,568   $    82,446,971
                                                                                ===============   ===============   ===============

Net asset distribution by category:
  Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus ...   $    99,565,541   $    30,923,376   $    81,326,886
  Scudder Gateway Incentive .................................................           234,472           152,598           428,360
  Scudder Gateway Incentive with Optional Rider .............................           488,784           422,594           691,725
                                                                                ---------------   ---------------   ---------------
                                                                                $   100,288,797   $    31,498,568   $    82,446,971
                                                                                ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ......................   $    92,930,989   $    41,402,112   $    78,905,452
Underlying Fund shares held .................................................         7,349,941         2,010,119         6,831,179

Units outstanding and net asset value per unit:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Units outstanding, December 31, 2004 ......................................        78,147,992        33,347,041        57,078,308
  Net asset value per unit, December 31, 2004 ...............................   $      1.274064   $      0.927320   $      1.424830

Scudder Gateway Incentive:
  Units outstanding, December 31, 2004 ......................................           238,280           188,174           366,615
  Net asset value per unit, December 31, 2004 ...............................   $      0.984017   $      0.810943   $      1.168418

Scudder Gateway Incentive with Optional Rider:
  Units outstanding, December 31, 2004 ......................................           501,588           526,281           597,824
  Net asset value per unit, December 31, 2004 ...............................   $      0.974474   $      0.802982   $      1.157071

                                                                                    SCUDDER           SCUDDER
                                                                                    GLOBAL            GLOBAL
                                                                                   BLUE CHIP         DISCOVERY
                                                                                   SERIES II         SERIES I
                                                                                    CLASS A           CLASS A
                                                                                ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ..............   $    24,930,487   $    48,095,905
Investment income receivable ................................................                 -                 -
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                91                 -
                                                                                ---------------   ---------------
    Total assets ............................................................        24,930,578        48,095,905

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                 -                 -
                                                                                ---------------   ---------------
    Net assets ..............................................................   $    24,930,578   $    48,095,905
                                                                                ===============   ===============

Net asset distribution by category:
  Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus ...   $    24,503,824   $    47,721,654
  Scudder Gateway Incentive .................................................           200,580           148,460
  Scudder Gateway Incentive with Optional Rider .............................           226,174           225,791
                                                                                ---------------   ---------------
                                                                                $    24,930,578   $    48,095,905
                                                                                ===============   ===============

Investments in shares of the Underlying Funds, at cost ......................   $    20,232,473   $    34,973,073
Underlying Fund shares held .................................................         2,116,340         3,766,320

Units outstanding and net asset value per unit:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Units outstanding, December 31, 2004 ......................................        20,877,952        31,146,509
  Net asset value per unit, December 31, 2004 ...............................   $      1.173670   $      1.532167

Scudder Gateway Incentive:
  Units outstanding, December 31, 2004 ......................................           189,771           129,593
  Net asset value per unit, December 31, 2004 ...............................   $      1.056960   $      1.145585

Scudder Gateway Incentive with Optional Rider:
  Units outstanding, December 31, 2004 ......................................           216,090           199,032
  Net asset value per unit, December 31, 2004 ...............................   $      1.046667   $      1.134448

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

December 31, 2004

                                                                                   SCUDDER
                                                                                  GOVERNMENT          SCUDDER
                                                                                   & AGENCY         GROWTH AND          SCUDDER
                                                                                  SECURITIES          INCOME            GROWTH
                                                                                   SERIES II         SERIES I          SERIES II
                                                                                  CLASS A (a)         CLASS A           CLASS A
                                                                                ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ..............   $   115,047,216   $    35,104,714   $    56,348,545
Investment income receivable ................................................                 -                 -                 -
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                 -                 -                 -
                                                                                ---------------   ---------------   ---------------
    Total assets ............................................................       115,047,216        35,104,714        56,348,545

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................             2,084                 -             9,456
                                                                                ---------------   ---------------   ---------------
    Net assets ..............................................................   $   115,045,132   $    35,104,714   $    56,339,089
                                                                                ===============   ===============   ===============

Net asset distribution by category:
  Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus ...   $   113,201,043   $    34,357,547   $    55,942,216
  Scudder Gateway Incentive .................................................         1,108,444           113,396           112,136
  Scudder Gateway Incentive with Optional Rider .............................           735,645           633,771           284,737
                                                                                ---------------   ---------------   ---------------
                                                                                $   115,045,132   $    35,104,714   $    56,339,089
                                                                                ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ......................   $   112,732,411   $    36,471,446   $    84,484,986
Underlying Fund shares held .................................................         9,167,108         3,778,764         2,903,068

Units outstanding and net asset value per unit:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Units outstanding, December 31, 2004 ......................................        79,486,742        40,306,174        56,432,671
  Net asset value per unit, December 31, 2004 ...............................   $      1.424150   $      0.852414   $      0.991309

Scudder Gateway Incentive:
  Units outstanding, December 31, 2004 ......................................           965,939           117,991           145,339
  Net asset value per unit, December 31, 2004 ...............................   $      1.147530   $      0.961060   $      0.771547

Scudder Gateway Incentive with Optional Rider:
  Units outstanding, December 31, 2004 ......................................           647,343           665,940           372,636
  Net asset value per unit, December 31, 2004 ...............................   $      1.136407   $      0.951694   $      0.764115

                                                                                    SCUDDER           SCUDDER
                                                                                    HEALTH             HIGH
                                                                                   SCIENCES           INCOME
                                                                                   SERIES I          SERIES II
                                                                                    CLASS A           CLASS A
                                                                                ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ..............   $    24,536,903   $   136,217,093
Investment income receivable ................................................                 -                 -
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................               595             2,771
                                                                                ---------------   ---------------
    Total assets ............................................................        24,537,498       136,219,864

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                 -                 -
                                                                                ---------------   ---------------
    Net assets ..............................................................   $    24,537,498   $   136,219,864
                                                                                ===============   ===============

Net asset distribution by category:
  Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus ...   $    23,573,006   $   134,693,060
  Scudder Gateway Incentive .................................................           284,400           446,041
  Scudder Gateway Incentive with Optional Rider .............................           680,092         1,080,763
                                                                                ---------------   ---------------
                                                                                $    24,537,498   $   136,219,864
                                                                                ===============   ===============

Investments in shares of the Underlying Funds, at cost ......................   $    20,050,630   $   132,896,296
Underlying Fund shares held .................................................         2,044,742        15,514,476

Units outstanding and net asset value per unit:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Units outstanding, December 31, 2004 ......................................        20,687,711        97,565,630
  Net asset value per unit, December 31, 2004 ...............................   $      1.139469   $      1.380538

Scudder Gateway Incentive:
  Units outstanding, December 31, 2004 ......................................           250,032           349,076
  Net asset value per unit, December 31, 2004 ...............................   $      1.137455   $      1.277775

Scudder Gateway Incentive with Optional Rider:
  Units outstanding, December 31, 2004 ......................................           603,540           854,135
  Net asset value per unit, December 31, 2004 ...............................   $      1.126838   $      1.265331

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

December 31, 2004

                                                                                   SCUDDER                           SCUDDER
                                                                                INTERNATIONAL       SCUDDER         LARGE CAP
                                                                                SELECT EQUITY    INTERNATIONAL        VALUE
                                                                                  SERIES II         SERIES I        SERIES II
                                                                                   CLASS A          CLASS A        CLASS A (a)
                                                                             -----------------    -------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ..............   $   49,399,240   $   34,555,299   $   93,673,369
Investment income receivable ................................................                -                -                -
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                -                -              526
                                                                                --------------   --------------   --------------
    Total assets ............................................................       49,399,240       34,555,299       93,673,895

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                -                4                -
                                                                                --------------   --------------   --------------
    Net assets ..............................................................   $   49,399,240   $   34,555,295   $   93,673,895
                                                                                ==============   ==============   ==============

Net asset distribution by category:
  Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus ...   $   48,928,560   $   33,885,818   $   93,195,321
  Scudder Gateway Incentive .................................................          226,748          210,141          208,290
  Scudder Gateway Incentive with Optional Rider .............................          243,932          459,336          270,284
                                                                                --------------   --------------   --------------
                                                                                $   49,399,240   $   34,555,295   $   93,673,895
                                                                                ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ......................   $   37,012,597   $   26,603,541   $   81,761,918
Underlying Fund shares held .................................................        4,147,710        3,637,400        5,932,448

Units outstanding and net asset value per unit:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Units outstanding, December 31, 2004 ......................................       38,352,361       36,810,325       49,127,064
  Net asset value per unit, December 31, 2004 ...............................   $     1.275764   $     0.920552   $     1.897026

Scudder Gateway Incentive:
  Units outstanding, December 31, 2004 ......................................          215,554          238,980          171,076
  Net asset value per unit, December 31, 2004 ...............................   $     1.051933   $     0.879324   $     1.217531

Scudder Gateway Incentive with Optional Rider:
  Units outstanding, December 31, 2004 ......................................          234,174          527,567          224,173
  Net asset value per unit, December 31, 2004 ...............................   $     1.041668   $     0.870668   $     1.205692

                                                                                    SCUDDER          SCUDDER          SCUDDER
                                                                                     MONEY            SMALL          STRATEGIC
                                                                                     MARKET         CAP GROWTH         INCOME
                                                                                   SERIES II        SERIES II        SERIES II
                                                                                    CLASS A          CLASS A          CLASS A
                                                                                  -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ..............   $   81,765,517   $   50,434,793   $   28,675,340
Investment income receivable ................................................           57,949                -                -
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                -              565                -
                                                                                --------------   --------------   --------------
    Total assets ............................................................       81,823,466       50,435,358       28,675,340

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                -                -                -
                                                                                --------------   --------------   --------------
    Net assets ..............................................................   $   81,823,466   $   50,435,358   $   28,675,340
                                                                                ==============   ==============   ==============

Net asset distribution by category:
  Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus ...   $   80,382,718   $   49,780,136   $   28,362,752
  Scudder Gateway Incentive .................................................          190,287          239,829          111,960
  Scudder Gateway Incentive with Optional Rider .............................        1,250,461          415,393          200,628
                                                                                --------------   --------------   --------------
                                                                                $   81,823,466   $   50,435,358   $   28,675,340
                                                                                ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ......................   $   81,765,517   $   46,562,502   $   25,446,132
Underlying Fund shares held .................................................       81,765,517        4,005,941        2,340,845

Units outstanding and net asset value per unit:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Units outstanding, December 31, 2004 ......................................       68,138,557       42,213,925       20,889,893
  Net asset value per unit, December 31, 2004 ...............................   $     1.179695   $     1.179235   $     1.357726

Scudder Gateway Incentive:
  Units outstanding, December 31, 2004 ......................................          189,941          320,059           87,463
  Net asset value per unit, December 31, 2004 ...............................   $     1.001823   $     0.749328   $     1.280079

Scudder Gateway Incentive with Optional Rider:
  Units outstanding, December 31, 2004 ......................................        1,260,475          559,805          158,269
  Net asset value per unit, December 31, 2004 ...............................   $     0.992055   $     0.742032   $     1.267642

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

December 31, 2004

                                                                                                                          SVS
                                                                                    SCUDDER           SCUDDER            DAVIS
                                                                                  TECHNOLOGY           TOTAL            VENTURE
                                                                                    GROWTH            RETURN             VALUE
                                                                                   SERIES II         SERIES II         SERIES II
                                                                                    CLASS A           CLASS A           CLASS A
                                                                                ---------------   ---------------     -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ..............   $    55,046,947   $   188,003,099   $    61,903,515
Investment income receivable ................................................                 -                 -                 -
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                 -                 -                 -
                                                                                ---------------   ---------------   ---------------
    Total assets ............................................................        55,046,947       188,003,099        61,903,515

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................            12,605            18,287             2,471
                                                                                ---------------   ---------------   ---------------
    Net assets ..............................................................   $    55,034,342   $   187,984,812   $    61,901,044
                                                                                ===============   ===============   ===============

Net asset distribution by category:
  Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus ...   $    54,310,852   $   186,446,724   $    60,252,309
  Scudder Gateway Incentive .................................................           202,682           308,381           346,307
  Scudder Gateway Incentive with Optional Rider .............................           520,808         1,229,707         1,302,428
                                                                                ---------------   ---------------   ---------------
                                                                                $    55,034,342   $   187,984,812   $    61,901,044
                                                                                ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ......................   $    78,877,428   $   209,334,230   $    50,114,046
Underlying Fund shares held .................................................         6,109,539         8,404,250         5,392,292

Units outstanding and net asset value per unit:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Units outstanding, December 31, 2004 ......................................        64,796,867       136,894,178        54,624,610
  Net asset value per unit, December 31, 2004 ...............................   $      0.838171   $      1.361977   $      1.103025

Scudder Gateway Incentive:
  Units outstanding, December 31, 2004 ......................................           285,006           314,470           314,564
  Net asset value per unit, December 31, 2004 ...............................   $      0.711149   $      0.980637   $      1.100912

Scudder Gateway Incentive with Optional Rider:
  Units outstanding, December 31, 2004 ......................................           739,631         1,266,238         1,194,071
  Net asset value per unit, December 31, 2004 ...............................   $      0.704146   $      0.971150   $      1.090746

                                                                                      SVS               SVS
                                                                                    DREMAN            DREMAN
                                                                                   FINANCIAL        HIGH RETURN
                                                                                   SERVICES           EQUITY
                                                                                   SERIES II         SERIES II
                                                                                    CLASS A           CLASS A
                                                                                ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ..............   $    38,930,334   $   203,820,663
Investment income receivable ................................................                 -                 -
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                 -               554
                                                                                ---------------   ---------------
    Total assets ............................................................        38,930,334       203,821,217

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................            28,384                 -
                                                                                ---------------   ---------------
    Net assets ..............................................................   $    38,901,950   $   203,821,217
                                                                                ===============   ===============

Net asset distribution by category:
  Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus ...   $    38,654,720   $   200,026,315
  Scudder Gateway Incentive .................................................            72,829         1,196,628
  Scudder Gateway Incentive with Optional Rider .............................           174,401         2,598,274
                                                                                ---------------   ---------------
                                                                                $    38,901,950   $   203,821,217
                                                                                ===============   ===============

Investments in shares of the Underlying Funds, at cost ......................   $    29,619,445   $   165,546,022
Underlying Fund shares held .................................................         2,862,525        16,112,305

Units outstanding and net asset value per unit:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Units outstanding, December 31, 2004 ......................................        28,812,596       146,872,768
  Net asset value per unit, December 31, 2004 ...............................   $      1.341591   $      1.361902

Scudder Gateway Incentive:
  Units outstanding, December 31, 2004 ......................................            57,541         1,016,877
  Net asset value per unit, December 31, 2004 ...............................   $      1.265697   $      1.176768

Scudder Gateway Incentive with Optional Rider:
  Units outstanding, December 31, 2004 ......................................           139,157         2,229,593
  Net asset value per unit, December 31, 2004 ...............................   $      1.253268   $      1.165358

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

December 31, 2004

                                                                                      SVS               SVS               SVS
                                                                                    DREMAN         EAGLE FOCUSED         FOCUS
                                                                                   SMALL CAP         LARGE CAP          VALUE+
                                                                                     VALUE            GROWTH            GROWTH
                                                                                   SERIES II         SERIES II         SERIES II
                                                                                    CLASS A           CLASS A           CLASS A
                                                                                ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ..............   $   132,299,794   $    22,394,041   $    54,472,203
Investment income receivable ................................................                 -                 -                 -
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................               666                 -                 -
                                                                                ---------------   ---------------   ---------------
    Total assets ............................................................       132,300,460        22,394,041        54,472,203

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                 -                 -            25,225
                                                                                ---------------   ---------------   ---------------
    Net assets ..............................................................   $   132,300,460   $    22,394,041   $    54,446,978
                                                                                ===============   ===============   ===============

Net asset distribution by category:
  Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus ...   $   130,395,250   $    21,850,130   $    54,066,833
  Scudder Gateway Incentive .................................................           752,828           137,155           205,264
  Scudder Gateway Incentive with Optional Rider .............................         1,152,382           406,756           174,881
                                                                                ---------------   ---------------   ---------------
                                                                                $   132,300,460   $    22,394,041   $    54,446,978
                                                                                ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ......................   $    87,923,887   $    25,150,034   $    56,309,263
Underlying Fund shares held .................................................         6,595,205         2,547,673         3,890,871

Units outstanding and net asset value per unit:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Units outstanding, December 31, 2004 ......................................        66,158,107        26,099,992        38,976,216
  Net asset value per unit, December 31, 2004 ...............................   $      1.970964   $      0.837170   $      1.387175

Scudder Gateway Incentive:
  Units outstanding, December 31, 2004 ......................................           436,453           172,409           222,652
  Net asset value per unit, December 31, 2004 ...............................   $      1.724877   $      0.795521   $      0.921906

Scudder Gateway Incentive with Optional Rider:
  Units outstanding, December 31, 2004 ......................................           674,702           516,358           191,557
  Net asset value per unit, December 31, 2004 ...............................   $      1.707987   $      0.787741   $      0.912947

                                                                                                        SVS
                                                                                      SVS             INVESCO
                                                                                     INDEX            DYNAMIC
                                                                                      500             GROWTH
                                                                                   SERIES II         SERIES II
                                                                                    CLASS A           CLASS A
                                                                                ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ..............   $   102,019,058   $     6,879,683
Investment income receivable ................................................                 -                 -
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                 -                 -
                                                                                ---------------   ---------------
    Total assets ............................................................       102,019,058         6,879,683

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................             6,633                 -
                                                                                ---------------   ---------------
    Net assets ..............................................................   $   102,012,425   $     6,879,683
                                                                                ===============   ===============

Net asset distribution by category:
  Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus ...   $    99,388,786   $     6,653,935
  Scudder Gateway Incentive .................................................         1,203,048           152,434
  Scudder Gateway Incentive with Optional Rider .............................         1,420,591            73,314
                                                                                ---------------   ---------------
                                                                                $   102,012,425   $     6,879,683
                                                                                ===============   ===============

Investments in shares of the Underlying Funds, at cost ......................   $    95,521,682   $     5,623,607
Underlying Fund shares held .................................................        11,186,301           745,361

Units outstanding and net asset value per unit:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Units outstanding, December 31, 2004 ......................................       112,590,086         7,591,821
  Net asset value per unit, December 31, 2004 ...............................   $      0.882749   $      0.876461

Scudder Gateway Incentive:
  Units outstanding, December 31, 2004 ......................................         1,246,585           174,272
  Net asset value per unit, December 31, 2004 ...............................   $      0.965075   $      0.874692

Scudder Gateway Incentive with Optional Rider:
  Units outstanding, December 31, 2004 ......................................         1,486,473            84,610
  Net asset value per unit, December 31, 2004 ...............................   $      0.955679   $      0.866492

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

December 31, 2004

                                                                                      SVS               SVS               SVS
                                                                                     JANUS             JANUS              MFS
                                                                                  GROWTH AND          GROWTH           STRATEGIC
                                                                                    INCOME         OPPORTUNITIES         VALUE
                                                                                   SERIES II         SERIES II         SERIES II
                                                                                    CLASS A           CLASS A           CLASS A
                                                                                ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ..............   $    54,429,587   $    39,256,597   $     8,674,377
Investment income receivable ................................................                 -                 -                 -
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                60                 4                 -
                                                                                ---------------   ---------------   ---------------
    Total assets ............................................................        54,429,647        39,256,601         8,674,377

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                 -                 -                 -
                                                                                ---------------   ---------------   ---------------
    Net assets ..............................................................   $    54,429,647   $    39,256,601   $     8,674,377
                                                                                ===============   ===============   ===============

Net asset distribution by category:
  Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus ...   $    53,725,308   $    38,870,149   $     8,631,273
  Scudder Gateway Incentive .................................................            90,931           151,625                 -
  Scudder Gateway Incentive with Optional Rider .............................           613,408           234,827            43,104
                                                                                ---------------   ---------------   ---------------
                                                                                $    54,429,647   $    39,256,601   $     8,674,377
                                                                                ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ......................   $    56,780,847   $    54,060,478   $     7,218,750
Underlying Fund shares held .................................................         5,509,068         5,039,358           722,865

Units outstanding and net asset value per unit:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Units outstanding, December 31, 2004 ......................................        57,039,352        53,671,890         7,391,611
  Net asset value per unit, December 31, 2004 ...............................   $      0.941899   $      0.724218   $      1.167712

Scudder Gateway Incentive:
  Units outstanding, December 31, 2004 ......................................            93,337           193,833                 -
  Net asset value per unit, December 31, 2004 ...............................   $      0.974221   $      0.782244   $             -

Scudder Gateway Incentive with Optional Rider:
  Units outstanding, December 31, 2004 ......................................           635,792           303,112            37,216
  Net asset value per unit, December 31, 2004 ...............................   $      0.964793   $      0.774720   $      1.158199

                                                                                      SVS               SVS
                                                                                      OAK             TURNER
                                                                                   STRATEGIC          MID CAP
                                                                                    EQUITY            GROWTH
                                                                                   SERIES II         SERIES II
                                                                                    CLASS A           CLASS A
                                                                                ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ..............   $    13,895,488   $    21,549,091
Investment income receivable ................................................                 -                 -
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                 -                 -
                                                                                ---------------   ---------------
    Total assets ............................................................        13,895,488        21,549,091

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) .........................................................                 -                 -
                                                                                ---------------   ---------------
    Net assets ..............................................................   $    13,895,488   $    21,549,091
                                                                                ===============   ===============

Net asset distribution by category:
  Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus ...   $    13,490,238   $    20,984,726
  Scudder Gateway Incentive .................................................           162,031           171,635
  Scudder Gateway Incentive with Optional Rider .............................           243,219           392,730
                                                                                ---------------   ---------------
                                                                                $    13,895,488   $    21,549,091
                                                                                ===============   ===============

Investments in shares of the Underlying Funds, at cost ......................   $    12,644,135   $    17,218,109
Underlying Fund shares held .................................................         1,999,351         2,185,506

Units outstanding and net asset value per unit:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Units outstanding, December 31, 2004 ......................................        20,441,181        22,412,491
  Net asset value per unit, December 31, 2004 ...............................   $      0.659954   $      0.936296

Scudder Gateway Incentive:
  Units outstanding, December 31, 2004 ......................................           246,071           183,668
  Net asset value per unit, December 31, 2004 ...............................   $      0.658473   $      0.934487

Scudder Gateway Incentive with Optional Rider:
  Units outstanding, December 31, 2004 ......................................           372,765           424,219
  Net asset value per unit, December 31, 2004 ...............................   $      0.652472   $      0.925772

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

                                                                                                                       ALGER
                                                                                    AIM VI           ALGER            AMERICAN
                                                                                  UTILITIES         AMERICAN         LEVERAGED
                                                                                 SERIES I (a)       BALANCED           ALLCAP
                                                                                --------------   --------------    --------------
INVESTMENT INCOME:
  Dividends .................................................................   $      175,410   $    1,319,727    $            -
                                                                                --------------   --------------    --------------

EXPENSES:

Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Mortality and expense risk fees ...........................................           94,551        1,075,178           364,205
  Administrative expense fees ...............................................           11,347          129,021            43,704
                                                                                --------------   --------------    --------------
    Total expenses ..........................................................          105,898        1,204,199           407,909
                                                                                --------------   --------------    --------------

Scudder Gateway Incentive:
  Mortality and expense risk fees ...........................................              614            4,880             1,395
  Administrative expense fees ...............................................               71              563               161
                                                                                --------------   --------------    --------------
    Total expenses ..........................................................              685            5,443             1,556
                                                                                --------------   --------------    --------------

Scudder Gateway Incentive with Optional Rider:
  Mortality and expense risk fees ...........................................            1,471           20,811             6,639
  Administrative expense fees ...............................................              452            6,404             2,042
                                                                                --------------   --------------    --------------
    Total expenses ..........................................................            1,923           27,215             8,681
                                                                                --------------   --------------    --------------

      Total expenses ........................................................          108,506        1,236,857           418,146
                                                                                --------------   --------------    --------------
    Net investment income (loss) ............................................           66,904           82,870          (418,146)
                                                                                --------------   --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........................                -                -                 -
  Net realized gain (loss) from sales of investments ........................          283,208         (112,768)       (1,862,878)
                                                                                --------------   --------------    --------------
    Net realized gain (loss) ................................................          283,208         (112,768)       (1,862,878)
  Change in unrealized gain (loss) ..........................................        1,381,357        2,484,231         4,074,089
                                                                                --------------   --------------    --------------
    Net realized and unrealized gain (loss) .................................        1,664,565        2,371,463         2,211,211
                                                                                --------------   --------------    --------------
    Net increase (decrease) in net assets from operations ...................   $    1,731,469   $    2,454,333    $    1,793,065
                                                                                ==============   ==============    ==============

                                                                                                     CREDIT
                                                                                    CREDIT           SUISSE
                                                                                    SUISSE           TRUST             DREYFUS
                                                                                    TRUST            GLOBAL              IP
                                                                                   EMERGING        POST-VENTURE         MIDCAP
                                                                                   MARKETS           CAPITAL            STOCK
                                                                                --------------    --------------    ---------------
INVESTMENT INCOME:
  Dividends .................................................................   $       20,954    $            -    $      282,093
                                                                                --------------    --------------    --------------

EXPENSES:

Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Mortality and expense risk fees ...........................................          105,196            43,625           931,486
  Administrative expense fees ...............................................           12,624             5,235           111,778
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................          117,820            48,860         1,043,264
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive:
  Mortality and expense risk fees ...........................................              321                23             6,098
  Administrative expense fees ...............................................               37                 3               704
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................              358                26             6,802
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive with Optional Rider:
  Mortality and expense risk fees ...........................................            1,009               588             9,272
  Administrative expense fees ...............................................              311               181             2,852
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            1,320               769            12,124
                                                                                --------------    --------------    --------------

      Total expenses ........................................................          119,498            49,655         1,062,190
                                                                                --------------    --------------    --------------
    Net investment income (loss) ............................................          (98,544)          (49,655)         (780,097)
                                                                                --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........................                -                 -         1,809,304
  Net realized gain (loss) from sales of investments ........................          927,664           130,887         1,951,981
                                                                                --------------    --------------    --------------
    Net realized gain (loss) ................................................          927,664           130,887         3,761,285
  Change in unrealized gain (loss) ..........................................          997,470           422,810         6,084,748
                                                                                --------------    --------------    --------------
    Net realized and unrealized gain (loss) .................................        1,925,134           553,697         9,846,033
                                                                                --------------    --------------    --------------
    Net increase (decrease) in net assets from operations ...................   $    1,826,590    $      504,042    $    9,065,936
                                                                                ==============    ==============    ==============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

For the Year Ended December 31, 2004

                                                                                   DREYFUS
                                                                                   SOCIALLY                             JANUS
                                                                                 RESPONSIBLE          JANUS             ASPEN
                                                                                    GROWTH            ASPEN           GROWTH AND
                                                                                  FUND, INC           GROWTH            INCOME
                                                                                --------------    --------------    --------------
INVESTMENT INCOME:
  Dividends .................................................................   $       28,392    $          780    $        4,300
                                                                                --------------    --------------    --------------

EXPENSES:

Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Mortality and expense risk fees ...........................................          100,557             6,747             8,361
  Administrative expense fees ...............................................           12,067               810             1,004
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................          112,624             7,557             9,365
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive:
  Mortality and expense risk fees ...........................................              750                 -                 -
  Administrative expense fees ...............................................               87                 -                 -
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................              837                 -                 -
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive with Optional Rider:
  Mortality and expense risk fees ...........................................              327                 -                 -
  Administrative expense fees ...............................................              100                 -                 -
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................              427                 -                 -
                                                                                --------------    --------------    --------------

      Total expenses ........................................................          113,888             7,557             9,365
                                                                                --------------    --------------    --------------
    Net investment income (loss) ............................................          (85,496)           (6,777)           (5,065)
                                                                                --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........................                -                 -                 -
  Net realized gain (loss) from sales of investments ........................         (452,323)          (41,144)          (26,527)
                                                                                --------------    --------------    --------------
    Net realized gain (loss) ................................................         (452,323)          (41,144)          (26,527)
  Change in unrealized gain (loss) ..........................................          897,865            63,902            98,600
                                                                                --------------    --------------    --------------
    Net realized and unrealized gain (loss) .................................          445,542            22,758            72,073
                                                                                --------------    --------------    --------------
    Net increase (decrease) in net assets from operations ...................   $      360,046    $       15,981    $       67,008
                                                                                ==============    ==============    ==============

                                                                                   SCUDDER           SCUDDER           SCUDDER
                                                                                 21ST CENTURY       AGGRESSIVE           BLUE
                                                                                    GROWTH            GROWTH             CHIP
                                                                                   SERIES I         SERIES II         SERIES II
                                                                                   CLASS A           CLASS A           CLASS A
                                                                                --------------    --------------    --------------
INVESTMENT INCOME:
  Dividends .................................................................   $            -    $            -    $      635,074
                                                                                --------------    --------------    --------------

EXPENSES:

Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Mortality and expense risk fees ...........................................          125,733           211,403         1,202,275
  Administrative expense fees ...............................................           15,088            25,368           144,273
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................          140,821           236,771         1,346,548
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive:
  Mortality and expense risk fees ...........................................            1,391               480             2,833
  Administrative expense fees ...............................................              160                56               327
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            1,551               536             3,160
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive with Optional Rider:
  Mortality and expense risk fees ...........................................              962             1,308             5,702
  Administrative expense fees ...............................................              296               402             1,755
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            1,258             1,710             7,457
                                                                                --------------    --------------    --------------

      Total expenses ........................................................          143,630           239,017         1,357,165
                                                                                --------------    --------------    --------------
    Net investment income (loss) ............................................         (143,630)         (239,017)         (722,091)
                                                                                --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........................                -                 -                 -
  Net realized gain (loss) from sales of investments ........................         (561,800)       (1,472,483)         (222,956)
                                                                                --------------    --------------    --------------
    Net realized gain (loss) ................................................         (561,800)       (1,472,483)         (222,956)
  Change in unrealized gain (loss) ..........................................        1,500,865         1,960,161        13,954,205
                                                                                --------------    --------------    --------------
    Net realized and unrealized gain (loss) .................................          939,065           487,678        13,731,249
                                                                                --------------    --------------    --------------
    Net increase (decrease) in net assets from operations ...................   $      795,435    $      248,661    $   13,009,158
                                                                                ==============    ==============    ==============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

For the Year Ended December 31, 2004

                                                                                   SCUDDER           SCUDDER           SCUDDER
                                                                                   CAPITAL            FIXED             GLOBAL
                                                                                    GROWTH            INCOME          BLUE CHIP
                                                                                   SERIES I         SERIES II         SERIES II
                                                                                   CLASS A           CLASS A           CLASS A
                                                                                --------------    --------------    --------------
INVESTMENT INCOME:
  Dividends .................................................................   $      178,770    $    3,218,863    $      266,631
                                                                                --------------    --------------    --------------

EXPENSES:

Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Mortality and expense risk fees ...........................................          396,282         1,081,485           260,710
  Administrative expense fees ...............................................           47,554           129,778            31,285
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................          443,836         1,211,263           291,995
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive:
  Mortality and expense risk fees ...........................................            1,792             5,811             2,591
  Administrative expense fees ...............................................              207               670               299
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            1,999             6,481             2,890
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive with Optional Rider:
  Mortality and expense risk fees ...........................................            5,193             8,633             2,801
  Administrative expense fees ...............................................            1,597             2,656               862
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            6,790            11,289             3,663
                                                                                --------------    --------------    --------------

      Total expenses ........................................................          452,625         1,229,033           298,548
                                                                                --------------    --------------    --------------
    Net investment income (loss) ............................................         (273,855)        1,989,830           (31,917)
                                                                                --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........................                -         1,572,003                 -
  Net realized gain (loss) from sales of investments ........................       (2,443,274)          594,021           546,397
                                                                                --------------    --------------    --------------
    Net realized gain (loss) ................................................       (2,443,274)        2,166,024           546,397
  Change in unrealized gain (loss) ..........................................        4,670,053        (1,648,562)        2,103,646
                                                                                --------------    --------------    --------------
    Net realized and unrealized gain (loss) .................................        2,226,779           517,462         2,650,043
                                                                                --------------    --------------    --------------
    Net increase (decrease) in net assets from operations ...................   $    1,952,924    $    2,507,292    $    2,618,126
                                                                                ==============    ==============    ==============

                                                                                                     SCUDDER
                                                                                   SCUDDER          GOVERNMENT         SCUDDER
                                                                                    GLOBAL           & AGENCY         GROWTH AND
                                                                                  DISCOVERY         SECURITIES          INCOME
                                                                                   SERIES I         SERIES II          SERIES I
                                                                                   CLASS A         CLASS A (a)         CLASS A
                                                                                --------------    --------------    --------------
INVESTMENT INCOME:
  Dividends .................................................................   $      102,841    $    3,869,433    $      272,791
                                                                                --------------    --------------    --------------

EXPENSES:

Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Mortality and expense risk fees ...........................................          499,313         1,621,491           426,413
  Administrative expense fees ...............................................           59,917           194,579            51,170
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................          559,230         1,816,070           477,583
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive:
  Mortality and expense risk fees ...........................................            1,723            15,433             1,287
  Administrative expense fees ...............................................              198             1,781               148
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            1,921            17,214             1,435
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive with Optional Rider:
  Mortality and expense risk fees ...........................................            2,652            10,854             7,420
  Administrative expense fees ...............................................              816             3,339             2,283
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            3,468            14,193             9,703
                                                                                --------------    --------------    --------------

      Total expenses ........................................................          564,619         1,847,477           488,721
                                                                                --------------    --------------    --------------
    Net investment income (loss) ............................................         (461,778)        2,021,956          (215,930)
                                                                                --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........................                -         1,216,107                 -
  Net realized gain (loss) from sales of investments ........................          875,119           373,531          (778,155)
                                                                                --------------    --------------    --------------
    Net realized gain (loss) ................................................          875,119         1,589,638          (778,155)
  Change in unrealized gain (loss) ..........................................        7,749,777          (748,372)        3,792,865
                                                                                --------------    --------------    --------------
    Net realized and unrealized gain (loss) .................................        8,624,896           841,266         3,014,710
                                                                                --------------    --------------    --------------
    Net increase (decrease) in net assets from operations ...................   $    8,163,118    $    2,863,222    $    2,798,780
                                                                                ==============    ==============    ==============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

For the Year Ended December 31, 2004

                                                                                                     SCUDDER           SCUDDER
                                                                                   SCUDDER            HEALTH             HIGH
                                                                                    GROWTH           SCIENCES           INCOME
                                                                                  SERIES II          SERIES I         SERIES II
                                                                                   CLASS A           CLASS A           CLASS A
                                                                                --------------    --------------    --------------
INVESTMENT INCOME:
  Dividends .................................................................   $      158,893    $            -    $   10,723,050
                                                                                --------------    --------------    --------------

EXPENSES:

Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Mortality and expense risk fees ...........................................          711,775           331,121         1,671,720
  Administrative expense fees ...............................................           85,413            39,734           200,607
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................          797,188           370,855         1,872,327
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive:
  Mortality and expense risk fees ...........................................            1,438             4,024             6,044
  Administrative expense fees ...............................................              166               465               697
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            1,604             4,489             6,741
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive with Optional Rider:
  Mortality and expense risk fees ...........................................            3,615            10,528            13,963
  Administrative expense fees ...............................................            1,113             3,240             4,296
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            4,728            13,768            18,259
                                                                                --------------    --------------    --------------

      Total expenses ........................................................          803,520           389,112         1,897,327
                                                                                --------------    --------------    --------------
    Net investment income (loss) ............................................         (644,627)         (389,112)        8,825,723
                                                                                --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........................                -                 -                 -
  Net realized gain (loss) from sales of investments ........................       (7,193,809)        1,189,000        (2,603,945)
                                                                                --------------    --------------    --------------
    Net realized gain (loss) ................................................       (7,193,809)        1,189,000        (2,603,945)
  Change in unrealized gain (loss) ..........................................        9,787,299           984,644         6,997,089
                                                                                --------------    --------------    --------------
    Net realized and unrealized gain (loss) .................................        2,593,490         2,173,644         4,393,144
                                                                                --------------    --------------    --------------
    Net increase (decrease) in net assets from operations ...................   $    1,948,863    $    1,784,532    $   13,218,867
                                                                                ==============    ==============    ==============

                                                                                   SCUDDER                             SCUDDER
                                                                                INTERNATIONAL        SCUDDER          LARGE CAP
                                                                                SELECT EQUITY     INTERNATIONAL         VALUE
                                                                                  SERIES II          SERIES I         SERIES II
                                                                                   CLASS A           CLASS A         CLASS A (a)
                                                                                --------------    --------------    --------------
INVESTMENT INCOME:
  Dividends .................................................................   $      455,692    $      424,966    $    1,551,618
                                                                                --------------    --------------    --------------

EXPENSES:

Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Mortality and expense risk fees ...........................................          531,406           400,188         1,202,797
  Administrative expense fees ...............................................           63,769            48,022           144,335
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................          595,175           448,210         1,347,132
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive:
  Mortality and expense risk fees ...........................................            2,309             2,626             2,832
  Administrative expense fees ...............................................              266               303               327
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            2,575             2,929             3,159
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive with Optional Rider:
  Mortality and expense risk fees ...........................................            2,661             5,789             4,186
  Administrative expense fees ...............................................              819             1,781             1,288
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            3,480             7,570             5,474
                                                                                --------------    --------------    --------------

      Total expenses ........................................................          601,230           458,709         1,355,765
                                                                                --------------    --------------    --------------
    Net investment income (loss) ............................................         (145,538)          (33,743)          195,853
                                                                                --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........................                -                 -                 -
  Net realized gain (loss) from sales of investments ........................        1,364,804           666,976         1,480,242
                                                                                --------------    --------------    --------------
    Net realized gain (loss) ................................................        1,364,804           666,976         1,480,242
  Change in unrealized gain (loss) ..........................................        5,411,682         3,928,790         6,022,036
                                                                                --------------    --------------    --------------
    Net realized and unrealized gain (loss) .................................        6,776,486         4,595,766         7,502,278
                                                                                --------------    --------------    --------------
    Net increase (decrease) in net assets from operations ...................   $    6,630,948    $    4,562,023    $    7,698,131
                                                                                ==============    ==============    ==============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

For the Year Ended December 31, 2004

                                                                                   SCUDDER           SCUDDER           SCUDDER
                                                                                    MONEY             SMALL           STRATEGIC
                                                                                    MARKET          CAP GROWTH          INCOME
                                                                                  SERIES II         SERIES II         SERIES II
                                                                                   CLASS A           CLASS A           CLASS A
                                                                                --------------    --------------    --------------
INVESTMENT INCOME:
  Dividends .................................................................   $      941,949    $            -    $            -
                                                                                --------------    --------------    --------------

EXPENSES:

Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Mortality and expense risk fees ...........................................        1,327,198           637,736           344,934
  Administrative expense fees ...............................................          159,263            76,528            41,392
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................        1,486,461           714,264           386,326
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive:
  Mortality and expense risk fees ...........................................            2,467             3,088             1,702
  Administrative expense fees ...............................................              285               356               197
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            2,752             3,444             1,899
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive with Optional Rider:
  Mortality and expense risk fees ...........................................           23,114             4,349             2,829
  Administrative expense fees ...............................................            7,112             1,338               871
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................           30,226             5,687             3,700
                                                                                --------------    --------------    --------------

      Total expenses ........................................................        1,519,439           723,395           391,925
                                                                                --------------    --------------    --------------
    Net investment income (loss) ............................................         (577,490)         (723,395)         (391,925)
                                                                                --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........................                -                 -         1,373,247
  Net realized gain (loss) from sales of investments ........................                -           (38,482)          381,756
                                                                                --------------    --------------    --------------
    Net realized gain (loss) ................................................                -           (38,482)        1,755,003
  Change in unrealized gain (loss) ..........................................                -         5,090,368           412,308
                                                                                --------------    --------------    --------------
    Net realized and unrealized gain (loss) .................................                -         5,051,886         2,167,311
                                                                                --------------    --------------    --------------
    Net increase (decrease) in net assets from operations ...................   $     (577,490)   $    4,328,491    $    1,775,386
                                                                                ==============    ==============    ==============

                                                                                                                         SVS
                                                                                   SCUDDER           SCUDDER            DAVIS
                                                                                  TECHNOLOGY           TOTAL           VENTURE
                                                                                    GROWTH            RETURN            VALUE
                                                                                  SERIES II         SERIES II         SERIES II
                                                                                   CLASS A           CLASS A           CLASS A
                                                                                --------------    --------------    --------------
INVESTMENT INCOME:
  Dividends .................................................................   $            -    $    3,305,981    $      249,377
                                                                                --------------    --------------    --------------

EXPENSES:

Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Mortality and expense risk fees ...........................................          710,409         2,447,544           716,937
  Administrative expense fees ...............................................           85,249           293,705            86,032
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................          795,658         2,741,249           802,969
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive:
  Mortality and expense risk fees ...........................................            2,500             3,847             4,159
  Administrative expense fees ...............................................              288               444               480
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            2,788             4,291             4,639
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive with Optional Rider:
  Mortality and expense risk fees ...........................................            6,539            16,192            16,254
  Administrative expense fees ...............................................            2,012             4,982             5,001
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            8,551            21,174            21,255
                                                                                --------------    --------------    --------------

      Total expenses ........................................................          806,997         2,766,714           828,863
                                                                                --------------    --------------    --------------
    Net investment income (loss) ............................................         (806,997)          539,267          (579,486)
                                                                                --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........................                -                 -                 -
  Net realized gain (loss) from sales of investments ........................       (9,960,419)       (5,489,883)        1,472,280
                                                                                --------------    --------------    --------------
    Net realized gain (loss) ................................................       (9,960,419)       (5,489,883)        1,472,280
  Change in unrealized gain (loss) ..........................................       10,413,066        14,717,197         4,874,957
                                                                                --------------    --------------    --------------
    Net realized and unrealized gain (loss) .................................          452,647         9,227,314         6,347,237
                                                                                --------------    --------------    --------------
    Net increase (decrease) in net assets from operations ...................   $     (354,350)   $    9,766,581    $    5,767,751
                                                                                ==============    ==============    ==============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

For the Year Ended December 31, 2004

                                                                                     SVS               SVS               SVS
                                                                                    DREMAN            DREMAN            DREMAN
                                                                                  FINANCIAL        HIGH RETURN        SMALL CAP
                                                                                   SERVICES           EQUITY            VALUE
                                                                                  SERIES II         SERIES II         SERIES II
                                                                                   CLASS A           CLASS A           CLASS A
                                                                                --------------    --------------    --------------
INVESTMENT INCOME:
  Dividends .................................................................   $      640,884   $    3,318,492   $    1,065,320
                                                                                --------------   --------------   --------------

EXPENSES:

Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Mortality and expense risk fees ...........................................          502,516        2,412,526        1,479,001
  Administrative expense fees ...............................................           60,302          289,503          177,480
                                                                                --------------   --------------   --------------
    Total expenses ..........................................................          562,818        2,702,029        1,656,481
                                                                                --------------   --------------   --------------

Scudder Gateway Incentive:
  Mortality and expense risk fees ...........................................            1,061           14,919            8,060
  Administrative expense fees ...............................................              122            1,721              930
                                                                                --------------   --------------   --------------
    Total expenses ..........................................................            1,183           16,640            8,990
                                                                                --------------   --------------   --------------

Scudder Gateway Incentive with Optional Rider:
  Mortality and expense risk fees ...........................................            3,967           31,472           13,352
  Administrative expense fees ...............................................            1,221            9,684            4,109
                                                                                --------------   --------------   --------------
    Total expenses ..........................................................            5,188           41,156           17,461
                                                                                --------------   --------------   --------------

      Total expenses ........................................................          569,189        2,759,825        1,682,932
                                                                                --------------   --------------   --------------
    Net investment income (loss) ............................................           71,695          558,667         (617,612)
                                                                                --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........................                -                -                -
  Net realized gain (loss) from sales of investments ........................        1,477,352        3,333,412        5,555,240
                                                                                --------------   --------------   --------------
    Net realized gain (loss) ................................................        1,477,352        3,333,412        5,555,240
  Change in unrealized gain (loss) ..........................................        2,375,747       19,102,298       21,387,295
                                                                                --------------   --------------   --------------
    Net realized and unrealized gain (loss) .................................        3,853,099       22,435,710       26,942,535
                                                                                --------------   --------------   --------------
    Net increase (decrease) in net assets from operations ...................   $    3,924,794   $   22,994,377   $   26,324,923
                                                                                ==============   ==============   ==============

                                                                                     SVS               SVS
                                                                                EAGLE FOCUSED         FOCUS              SVS
                                                                                  LARGE CAP           VALUE+            INDEX
                                                                                    GROWTH            GROWTH             500
                                                                                  SERIES II         SERIES II         SERIES II
                                                                                   CLASS A           CLASS A           CLASS A
                                                                                --------------    --------------    --------------
INVESTMENT INCOME:
  Dividends .................................................................   $            -    $      475,562    $    1,047,692
                                                                                --------------    --------------    --------------

EXPENSES:

Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Mortality and expense risk fees ...........................................          274,243           689,835         1,223,745
  Administrative expense fees ...............................................           32,909            82,780           146,849
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................          307,152           772,615         1,370,594
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive:
  Mortality and expense risk fees ...........................................            1,671             2,614            15,383
  Administrative expense fees ...............................................              193               302             1,775
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            1,864             2,916            17,158
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive with Optional Rider:
  Mortality and expense risk fees ...........................................            5,411             2,180            16,714
  Administrative expense fees ...............................................            1,665               671             5,142
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            7,076             2,851            21,856
                                                                                --------------    --------------    --------------

      Total expenses ........................................................          316,092           778,382         1,409,608
                                                                                --------------    --------------    --------------
    Net investment income (loss) ............................................         (316,092)         (302,820)         (361,916)
                                                                                --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........................                -                 -                 -
  Net realized gain (loss) from sales of investments ........................         (760,124)       (2,032,989)         (144,692)
                                                                                --------------    --------------    --------------
    Net realized gain (loss) ................................................         (760,124)       (2,032,989)         (144,692)
  Change in unrealized gain (loss) ..........................................        1,131,944         7,038,438         8,899,513
                                                                                --------------    --------------    --------------
    Net realized and unrealized gain (loss) .................................          371,820         5,005,449         8,754,821
                                                                                --------------    --------------    --------------
    Net increase (decrease) in net assets from operations ...................   $       55,728    $    4,702,629    $    8,392,905
                                                                                ==============    ==============    ==============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

For the Year Ended December 31, 2004

                                                                                     SVS               SVS               SVS
                                                                                   INVESCO            JANUS             JANUS
                                                                                   DYNAMIC          GROWTH AND          GROWTH
                                                                                   GROWTH             INCOME        OPPORTUNITIES
                                                                                  SERIES II         SERIES II         SERIES II
                                                                                   CLASS A           CLASS A           CLASS A
                                                                                --------------    --------------    --------------
INVESTMENT INCOME:
  Dividends .................................................................   $            -    $            -    $            -
                                                                                --------------    --------------    --------------

EXPENSES:

Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Mortality and expense risk fees ...........................................           81,647           664,582           476,799
  Administrative expense fees ...............................................            9,798            79,750            57,216
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................           91,445           744,332           534,015
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive:
  Mortality and expense risk fees ...........................................            1,817             1,076             1,846
  Administrative expense fees ...............................................              209               125               213
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            2,026             1,201             2,059
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive with Optional Rider:
  Mortality and expense risk fees ...........................................              920            10,757             2,471
  Administrative expense fees ...............................................              283             3,310               760
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................            1,203            14,067             3,231
                                                                                --------------    --------------    --------------

      Total expenses ........................................................           94,674           759,600           539,305
                                                                                --------------    --------------    --------------
    Net investment income (loss) ............................................          (94,674)         (759,600)         (539,305)
                                                                                --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........................                -                 -                 -
  Net realized gain (loss) from sales of investments ........................          218,689        (1,394,998)       (3,192,350)
                                                                                --------------    --------------    --------------
    Net realized gain (loss) ................................................          218,689        (1,394,998)       (3,192,350)
  Change in unrealized gain (loss) ..........................................          476,741         7,168,858         7,673,488
                                                                                --------------    --------------    --------------
    Net realized and unrealized gain (loss) .................................          695,430         5,773,860         4,481,138
                                                                                --------------    --------------    --------------
    Net increase (decrease) in net assets from operations ...................   $      600,756    $    5,014,260    $    3,941,833
                                                                                ==============    ==============    ==============

                                                                                     SVS               SVS              SVS
                                                                                     MFS               OAK             TURNER
                                                                                  STRATEGIC         STRATEGIC          MID CAP
                                                                                    VALUE             EQUITY           GROWTH
                                                                                  SERIES II         SERIES II         SERIES II
                                                                                   CLASS A           CLASS A           CLASS A
                                                                                --------------    --------------    --------------
INVESTMENT INCOME:
  Dividends .................................................................   $       21,294    $            -    $            -
                                                                                --------------    --------------    --------------

EXPENSES:

Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus:
  Mortality and expense risk fees ...........................................           70,527           175,672           272,571
  Administrative expense fees ...............................................            8,463            21,080            32,709
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................           78,990           196,752           305,280
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive:
  Mortality and expense risk fees ...........................................                -             1,927             1,960
  Administrative expense fees ...............................................                -               223               226
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................                -             2,150             2,186
                                                                                --------------    --------------    --------------

Scudder Gateway Incentive with Optional Rider:
  Mortality and expense risk fees ...........................................              278             2,947             6,287
  Administrative expense fees ...............................................               85               907             1,934
                                                                                --------------    --------------    --------------
    Total expenses ..........................................................              363             3,854             8,221
                                                                                --------------    --------------    --------------

      Total expenses ........................................................           79,353           202,756           315,687
                                                                                --------------    --------------    --------------
    Net investment income (loss) ............................................          (58,059)         (202,756)         (315,687)
                                                                                --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........................            2,768                 -                 -
  Net realized gain (loss) from sales of investments ........................          160,270           139,694           702,029
                                                                                --------------    --------------    --------------
    Net realized gain (loss) ................................................          163,038           139,694           702,029
  Change in unrealized gain (loss) ..........................................          932,012          (168,274)        1,395,903
                                                                                --------------    --------------    --------------
    Net realized and unrealized gain (loss) .................................        1,095,050           (28,580)        2,097,932
                                                                                --------------    --------------    --------------
    Net increase (decrease) in net assets from operations ...................   $    1,036,991    $     (231,336)   $    1,782,245
                                                                                ==============    ==============    ==============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               AIM VI
                                                                                              UTILITIES
                                                                                            SERIES I (a)
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $        66,904   $        (4,589)
    Net realized gain (loss) ...................................................          283,208          (105,857)
    Change in unrealized gain (loss) ...........................................        1,381,357           939,922
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        1,731,469           829,476
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          396,154           425,386
    Withdrawals ................................................................         (625,342)         (244,498)
    Contract benefits ..........................................................         (273,009)         (165,147)
    Contract charges ...........................................................          (25,828)          (17,672)
    Transfers between sub-accounts (including Separate Account GPA), net .......        1,205,165           702,175
    Other transfers from (to) the General Account ..............................          240,473          (165,207)
    Net increase (decrease) in investment by Sponsor ...........................                -            (2,308)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........          917,613           532,729
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................        2,649,082         1,362,205

NET ASSETS:
  Beginning of year ............................................................        6,435,672         5,073,467
                                                                                  ---------------   ---------------
  End of year ..................................................................  $     9,084,754   $     6,435,672
                                                                                  ===============   ===============

                                                                                               ALGER
                                                                                              AMERICAN
                                                                                              BALANCED
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $        82,870   $       564,894
    Net realized gain (loss) ...................................................         (112,768)       (1,074,625)
    Change in unrealized gain (loss) ...........................................        2,484,231        14,247,102
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        2,454,333        13,737,371
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          558,303           987,269
    Withdrawals ................................................................       (6,939,208)       (7,089,873)
    Contract benefits ..........................................................       (3,485,280)       (2,345,635)
    Contract charges ...........................................................         (237,841)         (239,894)
    Transfers between sub-accounts (including Separate Account GPA), net .......          671,424         3,481,273
    Other transfers from (to) the General Account ..............................          252,511           759,374
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (9,180,091)       (4,447,486)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................       (6,725,758)        9,289,885

NET ASSETS:
  Beginning of year ............................................................       92,089,057        82,799,172
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    85,363,299   $    92,089,057
                                                                                  ===============   ===============

                                                                                               ALGER
                                                                                              AMERICAN
                                                                                              LEVERAGED
                                                                                               ALLCAP
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (418,146)  $      (392,919)
    Net realized gain (loss) ...................................................       (1,862,878)       (3,709,626)
    Change in unrealized gain (loss) ...........................................        4,074,089        11,838,978
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        1,793,065         7,736,433
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          130,758           740,128
    Withdrawals ................................................................       (2,064,409)       (1,878,061)
    Contract benefits ..........................................................       (1,436,019)         (567,781)
    Contract charges ...........................................................          (89,568)          (87,062)
    Transfers between sub-accounts (including Separate Account GPA), net .......          722,314           636,962
    Other transfers from (to) the General Account ..............................           21,175           210,020
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (2,715,749)         (945,794)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................         (922,684)        6,790,639

NET ASSETS:
  Beginning of year ............................................................       30,444,498        23,653,859
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    29,521,814   $    30,444,498
                                                                                  ===============   ===============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                               CREDIT
                                                                                               SUISSE
                                                                                                TRUST
                                                                                              EMERGING
                                                                                               MARKETS
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $       (98,544)  $       (72,722)
    Net realized gain (loss) ...................................................          927,664          (290,129)
    Change in unrealized gain (loss) ...........................................          997,470         2,229,787
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        1,826,590         1,866,936
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          109,357           103,244
    Withdrawals ................................................................         (534,515)         (355,482)
    Contract benefits ..........................................................         (398,445)         (121,309)
    Contract charges ...........................................................          (28,134)          (17,334)
    Transfers between sub-accounts (including Separate Account GPA), net .......        4,071,583         2,086,122
    Other transfers from (to) the General Account ..............................          183,505             5,297
    Net increase (decrease) in investment by Sponsor ...........................                -            (3,998)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........        3,403,351         1,696,540
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................        5,229,941         3,563,476

NET ASSETS:
  Beginning of year ............................................................        7,851,337         4,287,861
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    13,081,278   $     7,851,337
                                                                                  ===============   ===============

                                                                                               CREDIT
                                                                                               SUISSE
                                                                                                TRUST
                                                                                               GLOBAL
                                                                                        POST-VENTURE CAPITAL
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $       (49,655)  $       (33,577)
    Net realized gain (loss) ...................................................          130,887           (79,028)
    Change in unrealized gain (loss) ...........................................          422,810         1,012,265
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................          504,042           899,660
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................           36,230            31,310
    Withdrawals ................................................................         (303,236)         (158,628)
    Contract benefits ..........................................................          (92,390)          (17,561)
    Contract charges ...........................................................          (11,994)           (8,398)
    Transfers between sub-accounts (including Separate Account GPA), net .......        3,055,075           212,612
    Other transfers from (to) the General Account ..............................          (14,750)           10,798
    Net increase (decrease) in investment by Sponsor ...........................                -            (2,879)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........        2,668,935            67,254
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................        3,172,977           966,914

NET ASSETS:
  Beginning of year ............................................................        3,068,437         2,101,523
                                                                                  ---------------   ---------------
  End of year ..................................................................  $     6,241,414   $     3,068,437
                                                                                  ===============   ===============

                                                                                               DREYFUS
                                                                                                 IP
                                                                                            MIDCAP STOCK
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (780,097)  $      (728,456)
    Net realized gain (loss) ...................................................        3,761,285          (636,341)
    Change in unrealized gain (loss) ...........................................        6,084,748        18,633,734
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        9,065,936        17,268,937
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          702,384           987,802
    Withdrawals ................................................................       (5,292,258)       (5,016,044)
    Contract benefits ..........................................................       (2,553,413)       (1,243,196)
    Contract charges ...........................................................         (236,613)         (208,648)
    Transfers between sub-accounts (including Separate Account GPA), net .......       (1,962,877)        3,965,975
    Other transfers from (to) the General Account ..............................          207,343         1,024,675
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (9,135,434)         (489,436)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................          (69,498)       16,779,501

NET ASSETS:
  Beginning of year ............................................................       76,569,625        59,790,124
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    76,500,127   $    76,569,625
                                                                                  ===============   ===============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                               DREYFUS
                                                                                              SOCIALLY
                                                                                             RESPONSIBLE
                                                                                          GROWTH FUND, INC
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $       (85,496)  $      (101,317)
    Net realized gain (loss) ...................................................         (452,323)         (943,627)
    Change in unrealized gain (loss) ...........................................          897,865         2,759,718
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................          360,046         1,714,774
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................           14,877            64,753
    Withdrawals ................................................................         (556,149)         (758,084)
    Contract benefits ..........................................................         (153,790)         (327,151)
    Contract charges ...........................................................          (26,990)          (26,413)
    Transfers between sub-accounts (including Separate Account GPA), net .......         (559,851)         (139,805)
    Other transfers from (to) the General Account ..............................            3,334           (10,503)
    Net increase (decrease) in investment by Sponsor ...........................                -            (2,814)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (1,278,569)       (1,200,017)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................         (918,523)          514,757

NET ASSETS:
  Beginning of year ............................................................        8,251,465         7,736,708
                                                                                  ---------------   ---------------
  End of year ..................................................................  $     7,332,942   $     8,251,465
                                                                                  ===============   ===============

                                                                                                JANUS
                                                                                                ASPEN
                                                                                               GROWTH
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $        (6,777)  $        (6,867)
    Net realized gain (loss) ...................................................          (41,144)         (103,569)
    Change in unrealized gain (loss) ...........................................           63,902           246,095
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................           15,981           135,659
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................              102               196
    Withdrawals ................................................................          (11,065)          (45,072)
    Contract benefits ..........................................................          (31,268)          (13,586)
    Contract charges ...........................................................           (1,153)           (1,192)
    Transfers between sub-accounts (including Separate Account GPA), net .......           (3,223)          (21,912)
    Other transfers from (to) the General Account ..............................             (835)           10,381
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........          (47,442)          (71,185)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................          (31,461)           64,474

NET ASSETS:
  Beginning of year ............................................................          577,171           512,697
                                                                                  ---------------   ---------------
  End of year ..................................................................  $       545,710   $       577,171
                                                                                  ===============   ===============

                                                                                                JANUS
                                                                                                ASPEN
                                                                                             GROWTH AND
                                                                                               INCOME
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $        (5,065)  $        (2,467)
    Net realized gain (loss) ...................................................          (26,527)          (78,591)
    Change in unrealized gain (loss) ...........................................           98,600           213,164
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................           67,008           132,106
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................               68               264
    Withdrawals ................................................................          (19,340)          (66,278)
    Contract benefits ..........................................................          (27,173)          (27,586)
    Contract charges ...........................................................           (1,519)           (1,534)
    Transfers between sub-accounts (including Separate Account GPA), net .......          (15,005)          (18,215)
    Other transfers from (to) the General Account ..............................           (7,008)            1,911
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........          (69,977)         (111,438)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................           (2,969)           20,668

NET ASSETS:
  Beginning of year ............................................................          703,205           682,537
                                                                                  ---------------   ---------------
  End of year ..................................................................  $       700,236   $       703,205
                                                                                  ===============   ===============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                               SCUDDER
                                                                                            21ST CENTURY
                                                                                               GROWTH
                                                                                          SERIES I CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (143,630)  $      (118,633)
    Net realized gain (loss) ...................................................         (561,800)         (547,969)
    Change in unrealized gain (loss) ...........................................        1,500,865         2,781,219
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................          795,435         2,114,617
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          185,244           446,947
    Withdrawals ................................................................         (548,047)         (397,546)
    Contract benefits ..........................................................         (321,119)         (109,598)
    Contract charges ...........................................................          (37,670)          (32,053)
    Transfers between sub-accounts (including Separate Account GPA), net .......       (1,479,720)        1,476,984
    Other transfers from (to) the General Account ..............................           75,517           (60,841)
    Net increase (decrease) in investment by Sponsor ...........................                -            (2,570)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (2,125,795)        1,321,323
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................       (1,330,360)        3,435,940

NET ASSETS:
  Beginning of year ............................................................       10,564,851         7,128,911
                                                                                  ---------------   ---------------
  End of year ..................................................................  $     9,234,491   $    10,564,851
                                                                                  ===============   ===============

                                                                                               SCUDDER
                                                                                             AGGRESSIVE
                                                                                               GROWTH
                                                                                              SERIES II
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (239,017)  $      (234,716)
    Net realized gain (loss) ...................................................       (1,472,483)       (2,948,162)
    Change in unrealized gain (loss) ...........................................        1,960,161         7,756,968
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................          248,661         4,574,090
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          126,607           483,871
    Withdrawals ................................................................       (1,179,883)       (1,386,150)
    Contract benefits ..........................................................         (901,137)         (273,517)
    Contract charges ...........................................................          (41,204)          (41,615)
    Transfers between sub-accounts (including Separate Account GPA), net .......       (1,084,618)          534,287
    Other transfers from (to) the General Account ..............................           57,180           (64,807)
    Net increase (decrease) in investment by Sponsor ...........................                -            (1,469)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (3,023,055)         (749,400)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................       (2,774,394)        3,824,690

NET ASSETS:
  Beginning of year ............................................................       18,776,021        14,951,331
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    16,001,627   $    18,776,021
                                                                                  ===============   ===============

                                                                                               SCUDDER
                                                                                              BLUE CHIP
                                                                                              SERIES II
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (722,091)  $      (669,834)
    Net realized gain (loss) ...................................................         (222,956)       (4,321,351)
    Change in unrealized gain (loss) ...........................................       13,954,205        24,705,283
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................       13,009,158        19,714,098
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          729,431           997,690
    Withdrawals ................................................................       (9,063,377)       (8,734,543)
    Contract benefits ..........................................................       (3,341,674)       (3,149,220)
    Contract charges ...........................................................         (162,734)         (145,903)
    Transfers between sub-accounts (including Separate Account GPA), net .......        4,025,761           938,592
    Other transfers from (to) the General Account ..............................          622,402          (236,791)
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (7,190,191)      (10,330,175)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................        5,818,967         9,383,923

NET ASSETS:
  Beginning of year ............................................................       94,469,830        85,085,907
                                                                                  ---------------   ---------------
  End of year ..................................................................  $   100,288,797   $    94,469,830
                                                                                  ===============   ===============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                             SCUDDER
                                                                                          CAPITAL GROWTH
                                                                                             SERIES I
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (273,855)  $      (300,284)
    Net realized gain (loss) ...................................................       (2,443,274)       (4,468,146)
    Change in unrealized gain (loss) ...........................................        4,670,053        11,581,294
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        1,952,924         6,812,864
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          168,879           266,523
    Withdrawals ................................................................       (2,821,861)       (3,004,988)
    Contract benefits ..........................................................       (1,104,938)         (925,785)
    Contract charges ...........................................................          (70,622)          (67,797)
    Transfers between sub-accounts (including Separate Account GPA), net .......          551,716          (389,447)
    Other transfers from (to) the General Account ..............................         (361,560)        1,040,021
    Net increase (decrease) in investment by Sponsor ...........................                -            (1,471)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (3,638,386)       (3,082,944)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................       (1,685,462)        3,729,920

NET ASSETS:
  Beginning of year ............................................................       33,184,030        29,454,110
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    31,498,568   $    33,184,030
                                                                                  ===============   ===============

                                                                                             SCUDDER
                                                                                           FIXED INCOME
                                                                                            SERIES II
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $     1,989,830   $     2,169,294
    Net realized gain (loss) ...................................................        2,166,024         1,298,838
    Change in unrealized gain (loss) ...........................................       (1,648,562)           94,928
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        2,507,292         3,563,060
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          390,810         1,763,276
    Withdrawals ................................................................       (8,748,679)      (12,976,578)
    Contract benefits ..........................................................       (3,237,044)       (4,255,468)
    Contract charges ...........................................................         (197,518)         (230,234)
    Transfers between sub-accounts (including Separate Account GPA), net .......          508,055           664,148
    Other transfers from (to) the General Account ..............................       (2,148,605)         (741,364)
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........      (13,432,981)      (15,776,220)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................      (10,925,689)      (12,213,160)

NET ASSETS:
  Beginning of year ............................................................       93,372,660       105,585,820
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    82,446,971   $    93,372,660
                                                                                  ===============   ===============

                                                                                             SCUDDER
                                                                                              GLOBAL
                                                                                            BLUE CHIP
                                                                                            SERIES II
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $       (31,917)  $      (190,330)
    Net realized gain (loss) ...................................................          546,397          (927,326)
    Change in unrealized gain (loss) ...........................................        2,103,646         5,705,540
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        2,618,126         4,587,884
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          195,340           273,462
    Withdrawals ................................................................       (1,496,081)       (1,250,455)
    Contract benefits ..........................................................         (609,955)         (718,364)
    Contract charges ...........................................................          (48,552)          (40,872)
    Transfers between sub-accounts (including Separate Account GPA), net .......        2,700,063         1,372,287
    Other transfers from (to) the General Account ..............................          (35,712)          (13,563)
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........          705,103          (377,505)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................        3,323,229         4,210,379

NET ASSETS:
  Beginning of year ............................................................       21,607,349        17,396,970
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    24,930,578   $    21,607,349
                                                                                  ===============   ===============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                               SCUDDER
                                                                                               GLOBAL
                                                                                              DISCOVERY
                                                                                              SERIES I
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (461,778)  $      (428,822)
    Net realized gain (loss) ...................................................          875,119          (996,558)
    Change in unrealized gain (loss) ...........................................        7,749,777        14,425,835
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        8,163,118        13,000,455
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          156,893           280,534
    Withdrawals ................................................................       (2,594,112)       (3,079,817)
    Contract benefits ..........................................................       (1,191,925)         (993,446)
    Contract charges ...........................................................          (97,756)          (81,193)
    Transfers between sub-accounts (including Separate Account GPA), net .......        4,735,729          (140,339)
    Other transfers from (to) the General Account ..............................          (33,451)         (104,660)
    Net increase (decrease) in investment by Sponsor ...........................                -            (1,838)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........          975,378        (4,120,759)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................        9,138,496         8,879,696

NET ASSETS:
  Beginning of year ............................................................       38,957,409        30,077,713
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    48,095,905   $    38,957,409
                                                                                  ===============   ===============

                                                                                               SCUDDER
                                                                                         GOVERNMENT & AGENCY
                                                                                             SECURITIES
                                                                                              SERIES II
                                                                                             CLASS A (a)
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $     2,021,956   $     3,662,324
    Net realized gain (loss) ...................................................        1,589,638         6,106,816
    Change in unrealized gain (loss) ...........................................         (748,372)       (8,404,388)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        2,863,222         1,364,752
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................        1,015,309         3,631,985
    Withdrawals ................................................................      (15,273,201)      (57,779,382)
    Contract benefits ..........................................................       (4,715,722)       (7,863,129)
    Contract charges ...........................................................         (310,350)         (478,828)
    Transfers between sub-accounts (including Separate Account GPA), net .......      (18,100,830)      (33,732,758)
    Other transfers from (to) the General Account ..............................       (5,061,678)       (8,088,711)
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........      (42,446,472)     (104,310,823)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................      (39,583,250)     (102,946,071)

NET ASSETS:
  Beginning of year ............................................................      154,628,382       257,574,453
                                                                                  ---------------   ---------------
  End of year ..................................................................  $   115,045,132   $   154,628,382
                                                                                  ===============   ===============

                                                                                               SCUDDER
                                                                                             GROWTH AND
                                                                                               INCOME
                                                                                              SERIES I
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (215,930)  $      (120,752)
    Net realized gain (loss) ...................................................         (778,155)       (1,729,328)
    Change in unrealized gain (loss) ...........................................        3,792,865         9,047,993
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        2,798,780         7,197,913
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          115,735           565,198
    Withdrawals ................................................................       (3,229,342)       (3,125,680)
    Contract benefits ..........................................................       (1,146,908)       (1,115,117)
    Contract charges ...........................................................          (68,767)          (64,551)
    Transfers between sub-accounts (including Separate Account GPA), net .......          359,453         2,737,889
    Other transfers from (to) the General Account ..............................          140,068            86,071
    Net increase (decrease) in investment by Sponsor ...........................                -            (1,700)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (3,829,761)         (917,890)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................       (1,030,981)        6,280,023

NET ASSETS:
  Beginning of year ............................................................       36,135,695        29,855,672
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    35,104,714   $    36,135,695
                                                                                  ===============   ===============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                               SCUDDER
                                                                                               GROWTH
                                                                                              SERIES II
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (644,627)  $      (733,196)
    Net realized gain (loss) ...................................................       (7,193,809)       (8,942,917)
    Change in unrealized gain (loss) ...........................................        9,787,299        21,304,052
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        1,948,863        11,627,939
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          216,183           305,625
    Withdrawals ................................................................       (4,709,244)       (5,660,297)
    Contract benefits ..........................................................       (1,995,073)       (1,855,894)
    Contract charges ...........................................................          (86,297)          (85,782)
    Transfers between sub-accounts (including Separate Account GPA), net .......          930,621         1,011,823
    Other transfers from (to) the General Account ..............................         (613,490)         (309,971)
    Net increase (decrease) in investment by Sponsor ...........................                -            (1,443)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (6,257,300)       (6,595,939)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................       (4,308,437)        5,032,000

NET ASSETS:
  Beginning of year ............................................................       60,647,526        55,615,526
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    56,339,089   $    60,647,526
                                                                                  ===============   ===============

                                                                                               SCUDDER
                                                                                               HEALTH
                                                                                              SCIENCES
                                                                                              SERIES I
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (389,112)  $      (304,456)
    Net realized gain (loss) ...................................................        1,189,000          (413,225)
    Change in unrealized gain (loss) ...........................................          984,644         6,625,935
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        1,784,532         5,908,254
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          190,717           490,458
    Withdrawals ................................................................       (2,659,418)       (1,172,784)
    Contract benefits ..........................................................         (717,179)         (417,969)
    Contract charges ...........................................................          (96,531)          (73,283)
    Transfers between sub-accounts (including Separate Account GPA), net .......          404,981         2,955,113
    Other transfers from (to) the General Account ..............................           50,668           303,794
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (2,826,762)        2,085,329
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................       (1,042,230)        7,993,583

NET ASSETS:
  Beginning of year ............................................................       25,579,728        17,586,145
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    24,537,498   $    25,579,728
                                                                                  ===============   ===============

                                                                                               SCUDDER
                                                                                                HIGH
                                                                                               INCOME
                                                                                              SERIES II
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $     8,825,723   $     9,260,264
    Net realized gain (loss) ...................................................       (2,603,945)       (5,802,517)
    Change in unrealized gain (loss) ...........................................        6,997,089        24,196,288
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................       13,218,867        27,654,035
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          432,812         1,240,299
    Withdrawals ................................................................      (17,191,800)      (17,932,307)
    Contract benefits ..........................................................       (4,803,104)       (4,430,743)
    Contract charges ...........................................................         (233,511)         (222,219)
    Transfers between sub-accounts (including Separate Account GPA), net .......       (4,584,022)       16,197,502
    Other transfers from (to) the General Account ..............................       (1,909,382)        1,183,441
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........      (28,289,007)       (3,964,027)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................      (15,070,140)       23,690,008

NET ASSETS:
  Beginning of year ............................................................      151,290,004       127,599,996
                                                                                  ---------------   ---------------
  End of year ..................................................................  $   136,219,864   $   151,290,004
                                                                                  ===============   ===============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                               SCUDDER
                                                                                            INTERNATIONAL
                                                                                            SELECT EQUITY
                                                                                              SERIES II
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (145,538)  $       (46,955)
    Net realized gain (loss) ...................................................        1,364,804          (999,910)
    Change in unrealized gain (loss) ...........................................        5,411,682        10,145,322
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        6,630,948         9,098,457
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          251,050           279,410
    Withdrawals ................................................................       (4,155,237)       (3,722,008)
    Contract benefits ..........................................................       (1,403,068)         (865,354)
    Contract charges ...........................................................          (77,153)          (60,951)
    Transfers between sub-accounts (including Separate Account GPA), net .......        5,585,943          (212,910)
    Other transfers from (to) the General Account ..............................          102,933           (96,892)
    Net increase (decrease) in investment by Sponsor ...........................                -            (3,376)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........          304,468        (4,682,081)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................        6,935,416         4,416,376

NET ASSETS:
  Beginning of year ............................................................       42,463,824        38,047,448
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    49,399,240   $    42,463,824
                                                                                  ===============   ===============

                                                                                               SCUDDER
                                                                                            INTERNATIONAL
                                                                                              SERIES I
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $       (33,743)  $      (188,789)
    Net realized gain (loss) ...................................................          666,976        (1,287,710)
    Change in unrealized gain (loss) ...........................................        3,928,790         8,319,641
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        4,562,023         6,843,142
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          215,752           390,975
    Withdrawals ................................................................       (2,219,019)       (1,697,853)
    Contract benefits ..........................................................         (900,073)         (452,943)
    Contract charges ...........................................................          (76,690)          (67,041)
    Transfers between sub-accounts (including Separate Account GPA), net .......         (364,352)          724,314
    Other transfers from (to) the General Account ..............................            5,070             6,292
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (3,339,312)       (1,096,256)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................        1,222,711         5,746,886

NET ASSETS:
  Beginning of year ............................................................       33,332,584        27,585,698
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    34,555,295   $    33,332,584
                                                                                  ===============   ===============

                                                                                               SCUDDER
                                                                                              LARGE CAP
                                                                                                VALUE
                                                                                              SERIES II
                                                                                             CLASS A (a)
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $       195,853   $       494,785
    Net realized gain (loss) ...................................................        1,480,242        (3,528,762)
    Change in unrealized gain (loss) ...........................................        6,022,036        27,528,779
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        7,698,131        24,494,802
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          214,893           880,533
    Withdrawals ................................................................      (11,234,306)      (11,427,354)
    Contract benefits ..........................................................       (3,646,550)       (3,526,886)
    Contract charges ...........................................................         (147,750)         (134,626)
    Transfers between sub-accounts (including Separate Account GPA), net .......         (880,819)        2,150,467
    Other transfers from (to) the General Account ..............................         (499,075)         (404,152)
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........      (16,193,607)      (12,462,018)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................       (8,495,476)       12,032,784

NET ASSETS:
  Beginning of year ............................................................      102,169,371        90,136,587
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    93,673,895   $   102,169,371
                                                                                  ===============   ===============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                             SCUDDER
                                                                                          MONEY MARKET
                                                                                            SERIES II
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (577,490)  $    (1,174,342)
    Net realized gain (loss) ...................................................                -                 -
    Change in unrealized gain (loss) ...........................................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................         (577,490)       (1,174,342)
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................        2,366,416         5,396,467
    Withdrawals ................................................................      (28,334,641)      (52,674,476)
    Contract benefits ..........................................................       (7,340,736)       (6,264,143)
    Contract charges ...........................................................         (287,708)         (480,296)
    Transfers between sub-accounts (including Separate Account GPA), net .......       (2,838,947)      (41,192,600)
    Other transfers from (to) the General Account ..............................       (1,639,951)       (2,668,196)
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........      (38,075,567)      (97,883,244)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................      (38,653,057)      (99,057,586)

NET ASSETS:
  Beginning of year ............................................................      120,476,523       219,534,109
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    81,823,466   $   120,476,523
                                                                                  ===============   ===============

                                                                                             SCUDDER
                                                                                        SMALL CAP GROWTH
                                                                                            SERIES II
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (723,395)  $      (694,842)
    Net realized gain (loss) ...................................................          (38,482)       (2,610,029)
    Change in unrealized gain (loss) ...........................................        5,090,368        16,607,677
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        4,328,491        13,302,806
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          240,964           643,011
    Withdrawals ................................................................       (4,357,654)       (4,179,753)
    Contract benefits ..........................................................       (2,067,881)       (1,316,146)
    Contract charges ...........................................................         (105,366)         (100,131)
    Transfers between sub-accounts (including Separate Account GPA), net .......       (3,261,195)        4,259,453
    Other transfers from (to) the General Account ..............................         (447,837)           (5,792)
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (9,998,969)         (699,358)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................       (5,670,478)       12,603,448

NET ASSETS:
  Beginning of year ............................................................       56,105,836        43,502,388
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    50,435,358   $    56,105,836
                                                                                  ===============   ===============

                                                                                             SCUDDER
                                                                                            STRATEGIC
                                                                                             INCOME
                                                                                            SERIES II
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (391,925)  $       (23,800)
    Net realized gain (loss) ...................................................        1,755,003           820,844
    Change in unrealized gain (loss) ...........................................          412,308           985,683
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        1,775,386         1,782,727
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................           65,561           411,149
    Withdrawals ................................................................       (2,290,395)       (3,450,844)
    Contract benefits ..........................................................         (638,936)         (989,301)
    Contract charges ...........................................................          (77,555)          (82,270)
    Transfers between sub-accounts (including Separate Account GPA), net .......          747,138         1,444,901
    Other transfers from (to) the General Account ..............................          (23,116)          243,474
    Net increase (decrease) in investment by Sponsor ...........................                -            (2,345)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (2,217,303)       (2,425,236)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................         (441,917)         (642,509)

NET ASSETS:
  Beginning of year ............................................................       29,117,257        29,759,766
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    28,675,340   $    29,117,257
                                                                                  ===============   ===============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                               SCUDDER
                                                                                             TECHNOLOGY
                                                                                               GROWTH
                                                                                              SERIES II
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (806,997)  $      (774,927)
    Net realized gain (loss) ...................................................       (9,960,419)       (9,384,346)
    Change in unrealized gain (loss) ...........................................       10,413,066        30,309,464
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................         (354,350)       20,150,191
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          262,037           734,464
    Withdrawals ................................................................       (3,783,201)       (3,608,739)
    Contract benefits ..........................................................       (2,153,017)       (1,302,079)
    Contract charges ...........................................................         (163,529)         (160,387)
    Transfers between sub-accounts (including Separate Account GPA), net .......       (4,697,778)        3,963,865
    Other transfers from (to) the General Account ..............................         (197,781)           77,575
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........      (10,733,269)         (295,301)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................      (11,087,619)       19,854,890

NET ASSETS:
  Beginning of year ............................................................       66,121,961        46,267,071
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    55,034,342   $    66,121,961
                                                                                  ===============   ===============

                                                                                               SCUDDER
                                                                                            TOTAL RETURN
                                                                                              SERIES II
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $       539,267   $     3,403,328
    Net realized gain (loss) ...................................................       (5,489,883)      (10,620,794)
    Change in unrealized gain (loss) ...........................................       14,717,197        37,393,543
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        9,766,581        30,176,077
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          375,898         1,319,563
    Withdrawals ................................................................      (20,722,281)      (22,869,602)
    Contract benefits ..........................................................       (7,622,152)       (8,822,705)
    Contract charges ...........................................................         (277,172)         (281,062)
    Transfers between sub-accounts (including Separate Account GPA), net .......          669,979         4,400,377
    Other transfers from (to) the General Account ..............................         (589,250)       (1,727,015)
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........      (28,164,978)      (27,980,444)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................      (18,398,397)        2,195,633

NET ASSETS:
  Beginning of year ............................................................      206,383,209       204,187,576
                                                                                  ---------------   ---------------
  End of year ..................................................................  $   187,984,812   $   206,383,209
                                                                                  ===============   ===============

                                                                                              SVS DAVIS
                                                                                               VENTURE
                                                                                                VALUE
                                                                                              SERIES II
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (579,486)  $      (418,915)
    Net realized gain (loss) ...................................................        1,472,280          (424,920)
    Change in unrealized gain (loss) ...........................................        4,874,957        12,804,300
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        5,767,751        11,960,465
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          275,631           891,274
    Withdrawals ................................................................       (3,518,003)       (2,804,787)
    Contract benefits ..........................................................       (1,859,143)       (1,197,130)
    Contract charges ...........................................................         (190,182)         (154,752)
    Transfers between sub-accounts (including Separate Account GPA), net .......        6,045,343         2,513,651
    Other transfers from (to) the General Account ..............................            7,740           490,906
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........          761,386          (260,838)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................        6,529,137        11,699,627

NET ASSETS:
  Beginning of year ............................................................       55,371,907        43,672,280
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    61,901,044   $    55,371,907
                                                                                  ===============   ===============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                                 SVS
                                                                                               DREMAN
                                                                                         FINANCIAL SERVICES
                                                                                              SERIES II
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $        71,695   $        23,452
    Net realized gain (loss) ...................................................        1,477,352             9,019
    Change in unrealized gain (loss) ...........................................        2,375,747         8,689,803
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        3,924,794         8,722,274
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          246,409           423,496
    Withdrawals ................................................................       (3,247,584)       (3,545,408)
    Contract benefits ..........................................................       (1,178,094)         (826,408)
    Contract charges ...........................................................          (98,614)          (91,882)
    Transfers between sub-accounts (including Separate Account GPA), net .......       (2,464,998)          228,960
    Other transfers from (to) the General Account ..............................          (52,304)         (259,433)
    Net increase (decrease) in investment by Sponsor ...........................                -            (2,216)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (6,795,185)       (4,072,891)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................       (2,870,391)        4,649,383

NET ASSETS:
  Beginning of year ............................................................       41,772,341        37,122,958
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    38,901,950   $    41,772,341
                                                                                  ===============   ===============

                                                                                                 SVS
                                                                                               DREMAN
                                                                                         HIGH RETURN EQUITY
                                                                                              SERIES II
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $       558,667   $     1,114,003
    Net realized gain (loss) ...................................................        3,333,412        (3,007,811)
    Change in unrealized gain (loss) ...........................................       19,102,298        48,183,552
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................       22,994,377        46,289,744
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................        1,109,167         2,621,823
    Withdrawals ................................................................      (16,245,836)      (13,711,809)
    Contract benefits ..........................................................       (5,666,204)       (4,116,096)
    Contract charges ...........................................................         (502,780)         (436,411)
    Transfers between sub-accounts (including Separate Account GPA), net .......        3,593,720         4,661,939
    Other transfers from (to) the General Account ..............................       (1,115,074)          (81,855)
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........      (18,827,007)      (11,062,409)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................        4,167,370        35,227,335

NET ASSETS:
  Beginning of year ............................................................      199,653,847       164,426,512
                                                                                  ---------------   ---------------
  End of year ..................................................................  $   203,821,217   $   199,653,847
                                                                                  ===============   ===============

                                                                                                 SVS
                                                                                               DREMAN
                                                                                           SMALL CAP VALUE
                                                                                              SERIES II
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (617,612)  $      (288,670)
    Net realized gain (loss) ...................................................        5,555,240           370,855
    Change in unrealized gain (loss) ...........................................       21,387,295        31,721,031
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................       26,324,923        31,803,216
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          602,792         1,121,061
    Withdrawals ................................................................      (10,284,180)       (8,409,736)
    Contract benefits ..........................................................       (3,840,606)       (1,996,634)
    Contract charges ...........................................................         (319,149)         (245,671)
    Transfers between sub-accounts (including Separate Account GPA), net .......        5,259,666         3,427,965
    Other transfers from (to) the General Account ..............................          194,769         1,510,299
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (8,386,708)       (4,592,716)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................       17,938,215        27,210,500

NET ASSETS:
  Beginning of year ............................................................      114,362,245        87,151,745
                                                                                  ---------------   ---------------
  End of year ..................................................................  $   132,300,460   $   114,362,245
                                                                                  ===============   ===============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                                 SVS
                                                                                            EAGLE FOCUSED
                                                                                          LARGE CAP GROWTH
                                                                                              SERIES II
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (316,092)  $      (291,285)
    Net realized gain (loss) ...................................................         (760,124)       (1,638,156)
    Change in unrealized gain (loss) ...........................................        1,131,944         6,493,790
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................           55,728         4,564,349
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          143,657           212,881
    Withdrawals ................................................................       (1,272,320)       (1,434,688)
    Contract benefits ..........................................................         (764,853)         (618,977)
    Contract charges ...........................................................          (72,819)          (68,247)
    Transfers between sub-accounts (including Separate Account GPA), net .......        1,212,315           852,837
    Other transfers from (to) the General Account ..............................            2,428           176,189
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........         (751,592)         (880,005)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................         (695,864)        3,684,344

NET ASSETS:
  Beginning of year ............................................................       23,089,905        19,405,561
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    22,394,041   $    23,089,905
                                                                                  ===============   ===============

                                                                                                 SVS
                                                                                                FOCUS
                                                                                            VALUE+ GROWTH
                                                                                              SERIES II
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (302,820)  $      (299,732)
    Net realized gain (loss) ...................................................       (2,032,989)       (4,238,735)
    Change in unrealized gain (loss) ...........................................        7,038,438        19,138,217
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        4,702,629        14,599,750
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          128,314           275,105
    Withdrawals ................................................................       (6,641,289)       (5,558,628)
    Contract benefits ..........................................................       (1,811,254)       (1,758,003)
    Contract charges ...........................................................          (68,496)          (67,885)
    Transfers between sub-accounts (including Separate Account GPA), net .......       (3,077,669)        1,266,660
    Other transfers from (to) the General Account ..............................          402,506          (314,819)
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........      (11,067,888)       (6,157,570)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................       (6,365,259)        8,442,180

NET ASSETS:
  Beginning of year ............................................................       60,812,237        52,370,057
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    54,446,978   $    60,812,237
                                                                                  ===============   ===============

                                                                                                 SVS
                                                                                              INDEX 500
                                                                                              SERIES II
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (361,916)  $      (290,006)
    Net realized gain (loss) ...................................................         (144,692)       (4,880,259)
    Change in unrealized gain (loss) ...........................................        8,899,513        25,354,236
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        8,392,905        20,183,971
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................        1,217,510         1,270,540
    Withdrawals ................................................................       (5,732,619)       (5,995,919)
    Contract benefits ..........................................................       (2,874,479)       (2,582,291)
    Contract charges ...........................................................         (297,288)         (256,675)
    Transfers between sub-accounts (including Separate Account GPA), net .......        1,374,105         8,562,110
    Other transfers from (to) the General Account ..............................          (30,667)          693,776
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (6,343,438)        1,691,541
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................        2,049,467        21,875,512

NET ASSETS:
  Beginning of year ............................................................       99,962,958        78,087,446
                                                                                  ---------------   ---------------
  End of year ..................................................................  $   102,012,425   $    99,962,958
                                                                                  ===============   ===============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                               SVS
                                                                                             INVESCO
                                                                                         DYNAMIC GROWTH
                                                                                            SERIES II
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $       (94,674)  $       (85,376)
    Net realized gain (loss) ...................................................          218,689          (160,256)
    Change in unrealized gain (loss) ...........................................          476,741         2,059,413
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................          600,756         1,813,781
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................           40,987            87,872
    Withdrawals ................................................................         (393,914)         (707,941)
    Contract benefits ..........................................................         (184,681)         (126,540)
    Contract charges ...........................................................          (21,313)          (20,601)
    Transfers between sub-accounts (including Separate Account GPA), net .......            8,966          (348,220)
    Other transfers from (to) the General Account ..............................          (41,995)            6,500
    Net increase (decrease) in investment by Sponsor ...........................                -            (1,557)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........         (591,950)       (1,110,487)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................            8,806           703,294

NET ASSETS:
  Beginning of year ............................................................        6,870,877         6,167,583
                                                                                  ---------------   ---------------
  End of year ..................................................................  $     6,879,683   $     6,870,877
                                                                                  ===============   ===============

                                                                                               SVS
                                                                                              JANUS
                                                                                        GROWTH AND INCOME
                                                                                            SERIES II
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (759,600)  $      (376,629)
    Net realized gain (loss) ...................................................       (1,394,998)       (4,370,473)
    Change in unrealized gain (loss) ...........................................        7,168,858        16,207,340
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        5,014,260        11,460,238
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          232,011           358,956
    Withdrawals ................................................................       (3,526,118)       (4,377,693)
    Contract benefits ..........................................................       (2,223,634)       (1,458,676)
    Contract charges ...........................................................         (164,110)         (168,981)
    Transfers between sub-accounts (including Separate Account GPA), net .......       (2,431,457)       (4,330,349)
    Other transfers from (to) the General Account ..............................           12,464            91,239
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (8,100,844)       (9,885,504)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................       (3,086,584)        1,574,734

NET ASSETS:
  Beginning of year ............................................................       57,516,231        55,941,497
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    54,429,647   $    57,516,231
                                                                                  ===============   ===============

                                                                                               SVS
                                                                                          JANUS GROWTH
                                                                                          OPPORTUNITIES
                                                                                            SERIES II
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (539,305)  $      (546,255)
    Net realized gain (loss) ...................................................       (3,192,350)       (7,859,215)
    Change in unrealized gain (loss) ...........................................        7,673,488        16,902,584
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        3,941,833         8,497,114
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          155,207           379,763
    Withdrawals ................................................................       (2,230,681)       (2,838,543)
    Contract benefits ..........................................................       (1,440,449)         (978,761)
    Contract charges ...........................................................         (109,970)         (113,531)
    Transfers between sub-accounts (including Separate Account GPA), net .......         (822,924)       (3,272,542)
    Other transfers from (to) the General Account ..............................           89,305            (1,221)
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (4,359,512)       (6,824,835)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................         (417,679)        1,672,279

NET ASSETS:
  Beginning of year ............................................................       39,674,280        38,002,001
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    39,256,601   $    39,674,280
                                                                                  ===============   ===============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                               SVS
                                                                                          MFS STRATEGIC
                                                                                              VALUE
                                                                                            SERIES II
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $       (58,059)  $       (28,773)
    Net realized gain (loss) ...................................................          163,038           (32,612)
    Change in unrealized gain (loss) ...........................................          932,012           691,688
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        1,036,991           630,303
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................           58,334           152,965
    Withdrawals ................................................................         (442,491)         (131,745)
    Contract benefits ..........................................................         (182,539)           (7,230)
    Contract charges ...........................................................          (15,344)           (7,816)
    Transfers between sub-accounts (including Separate Account GPA), net .......        4,101,768         1,047,993
    Other transfers from (to) the General Account ..............................            4,174            63,128
    Net increase (decrease) in investment by Sponsor ...........................                -            (5,726)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........        3,523,902         1,111,569
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................        4,560,893         1,741,872

NET ASSETS:
  Beginning of year ............................................................        4,113,484         2,371,612
                                                                                  ---------------   ---------------
  End of year ..................................................................  $     8,674,377   $     4,113,484
                                                                                  ===============   ===============

                                                                                               SVS
                                                                                          OAK STRATEGIC
                                                                                             EQUITY
                                                                                            SERIES II
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (202,756)  $      (162,484)
    Net realized gain (loss) ...................................................          139,694          (165,499)
    Change in unrealized gain (loss) ...........................................         (168,274)        4,646,475
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................         (231,336)        4,318,492
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................           84,351           162,393
    Withdrawals ................................................................         (685,267)         (549,733)
    Contract benefits ..........................................................         (445,265)         (184,727)
    Contract charges ...........................................................          (47,888)          (40,049)
    Transfers between sub-accounts (including Separate Account GPA), net .......          878,057         2,091,562
    Other transfers from (to) the General Account ..............................         (104,588)          214,479
    Net increase (decrease) in investment by Sponsor ...........................                -                 -
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........         (320,600)        1,693,925
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................         (551,936)        6,012,417

NET ASSETS:
  Beginning of year ............................................................       14,447,424         8,435,007
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    13,895,488   $    14,447,424
                                                                                  ===============   ===============

                                                                                               SVS
                                                                                         TURNER MID CAP
                                                                                             GROWTH
                                                                                            SERIES II
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...............................................  $      (315,687)  $      (244,213)
    Net realized gain (loss) ...................................................          702,029          (232,370)
    Change in unrealized gain (loss) ...........................................        1,395,903         6,928,339
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from operations ......................        1,782,245         6,451,756
                                                                                  ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ......................................................          147,142           259,844
    Withdrawals ................................................................       (1,202,210)         (714,094)
    Contract benefits ..........................................................         (655,980)         (392,598)
    Contract charges ...........................................................          (76,018)          (59,791)
    Transfers between sub-accounts (including Separate Account GPA), net .......       (2,009,412)        4,644,563
    Other transfers from (to) the General Account ..............................         (101,749)          276,968
    Net increase (decrease) in investment by Sponsor ...........................                -            (1,667)
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets from contract transactions ...........       (3,898,227)        4,013,225
                                                                                  ---------------   ---------------
    Net increase (decrease) in net assets ......................................       (2,115,982)       10,464,981

NET ASSETS:
  Beginning of year ............................................................       23,665,073        13,200,092
                                                                                  ---------------   ---------------
  End of year ..................................................................  $    21,549,091   $    23,665,073
                                                                                  ===============   ===============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Separate Account KG (the "Separate Account"), which funds the Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus and Scudder Gateway Incentive variable annuity contracts, is a separate investment account of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), established on November 13, 1996 for the purpose of separating from the general assets of AFLIAC those assets used to fund the variable portion of certain variable annuity contracts (the "Contracts") issued by AFLIAC. AFLIAC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of AFLIAC. The Separate Account cannot be charged with liabilities arising out of any other business of AFLIAC. AFLIAC's General Account is subject to the claims of creditors.

     The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). All forty-two Sub-Accounts offered by the Separate Account had activity during the year. Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS
AIM Variable Insurance Funds (Series I Shares) ("AIM V.I. Series I")
The Alger American Fund
Credit Suisse Trust
Dreyfus Investment Portfolios ("Dreyfus IP")
The Dreyfus Socially Responsible Growth Fund, Inc.
Janus Aspen Series
Scudder Variable Series I (Class A) ("Scudder Series I Class A")
Scudder Variable Series II (Class A) ("Scudder Series II Class A" or "SVS Series II Class A")

     The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act.

     On October 15, 2004 the following fund group was renamed:

OLD NAME                                             NEW NAME
--------                                             --------
INVESCO Variable Investment Funds, Inc.              AIM Variable Insurance Funds (Series I Shares)

     On May 3, 2004 the following Underlying Funds were renamed:

OLD NAME                                             NEW NAME
--------                                             --------
Scudder Contrarian Value Series II Class A           Scudder Large Cap Value Series II Class A
Scudder Government Securities Series II Class A      Scudder Government & Agency Securities Series II Class A

     On October 15, 2004 the following Underlying Fund was renamed:

OLD NAME                                             NEW NAME
--------                                             --------
INVESCO VIF-Utilities                                AIM V.I. Utilities Series I

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

SEPARATE ACCOUNT KG

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

     RECEIVABLE FROM AND PAYABLE TO ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY (SPONSOR) - These represent adjustments for contract guarantees, which are primarily attributable to annuitized contracts.

     STATEMENTS OF CHANGES IN NET ASSETS - Contract Owners may allocate their Contract Values to variable investment options in the Separate Account, the Fixed Account and the Guaranteed Period Account. The Fixed Account is a part of AFLIAC's General Account that guarantees principal and a fixed minimum interest rate. The Guaranteed Period Account is included in Separate Account GPA, a non-registered separate account offered by AFLIAC, which offers fixed rates of interest for specified periods. Net Purchase Payments represent payments under the Contracts (excluding amounts allocated to the Fixed and Guaranteed Period Accounts) reduced by applicable deductions, charges, and state premium taxes. Contract Charges are deductions from Contract Values for optional rider benefits and annual contract fees. Contract benefits are payments made to Contract Owners and beneficiaries under the terms of the Contracts. Transfers between Sub-Accounts (including Separate Account GPA), net, are amounts that Contract Owners have directed to be moved among variable Sub-Accounts and the Guaranteed Period Account. Other transfers from (to) the General Account include certain transfers from and to contracts in the annuitization phase, reserve adjustments, and withdrawal charges.

     NEW ACCOUNTING PRONOUNCEMENT - Statement of Position (SOP) 03-5 "FINANCIAL HIGHLIGHTS OF SEPARATE ACCOUNTS: An Amendment to the Audit and Accounting Guide AUDITS OF INVESTMENT COMPANIES" was effective for fiscal years ending after December 15, 2003. The adoption of the new requirements of the SOP did not have a material impact on the results of operations or financial position of the Separate Account, but resulted in additional disclosures in the footnotes to the financial statements.

     FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of AFLIAC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"), and files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, AFLIAC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no federal income tax provision is required. AFLIAC will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

     Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. AFLIAC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

     AFLIAC makes a daily charge against the net assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. If the charge for mortality and expense risks isn't sufficient to cover actual mortality experience and expenses, AFLIAC will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to AFLIAC. AFLIAC also makes a daily administrative charge against the net assets of each Sub-Account. Both of these charges are imposed during the accumulation and annuity payout phases.

SEPARATE ACCOUNT KG

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (Continued)

     A Contract fee may be deducted from the contract value annually during the accumulation phase and upon full surrender of the Contract, if the accumulated value is below certain levels. This fee is currently waived for certain types of contracts, and, where permitted by law, for contracts whose owner or annuitant has certain affiliations with AFLIAC, or has certain family members with such an affiliation. When contract value has been allocated to more than one investment option, contract fees and rider charges are deducted from each on a pro-rata basis.

     Subject to state availability, AFLIAC offers a number of optional riders. A separate monthly charge is made for each rider.

     The annual rates of Mortality and Expense Risk Fees, Administrative Fees, Optional Rider Fees, and the maximum dollar amount of the Contract Fee for the year ended, are displayed in the table below.

                                                                                                             SCUDDER GATEWAY
                                               SCUDDER                                          SCUDDER      INCENTIVE WITH
                                               GATEWAY        SCUDDER          SCUDDER          GATEWAY      ENHANCED DEATH
                                               ADVISOR     GATEWAY ELITE     GATEWAY PLUS      INCENTIVE      BENEFIT RIDER
Variable Account Deductions:
Mortality and Expense Risk (Annual Rate)        1.25%          1.25%            1.25%            1.30%            1.30%
Administrative Expense (Annual Rate)            0.15%          0.15%            0.15%            0.15%            0.15%
Optional Rider                                   N/A            N/A              N/A              N/A             0.25%

Contract Deductions:
Optional Rider Fees (Annual Rate)            0.15%-0.30%    0.15%-0.25%      0.15%-0.50%         0.30%            0.30%
Annual Contract Fee (Maximum)                  $  35          $  35            $  35            $  35            $  35

     A surrender charge may be deducted from the accumulated value of the Contract in the case of surrender or partial redemption of the Contract, or at the time annuity payments begin. The amount charged is determined by the product, the length of time the Contract has been in force, the category of accumulated value surrendered or redeemed, the time elapsed since the amount surrendered or redeemed was credited to the Contract, and whether the Contract Owner or annuitant are included in certain classes exempt from these charges. The maximum charge will not exceed 8.5% of the amount surrendered or redeemed.

     Some states and municipalities impose premium taxes, which currently range up to 3.5% on variable annuity contracts.

     The disclosures above include charges currently assessed to the Contract Owner. There are certain other charges that may be assessed in future periods, at the discretion of AFLIAC, in accordance with Contract terms. Detailed descriptions of all fees and charges are available in the product prospectuses.

     VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.), a wholly owned subsidiary of AFLIAC, is principal underwriter of the Contracts funded by the Separate Account. Based on a registered representative's vesting schedule, AFLIAC may pay commissions for certain types of transactions.

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACT OWNER AND SPONSOR TRANSACTIONS

       Transactions from Contract Owners and Sponsor were as follows:

                                                                 SCUDDER GATEWAY ADVISOR, SCUDDER GATEWAY ELITE AND
                                                                                SCUDDER GATEWAY PLUS
                                                                                YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT             UNITS             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
AIM V.I. Utilities Series I (a)
  Issuance of Units ..............................         6,604,205    $     4,289,564          3,118,706    $     1,741,916
  Redemption of Units ............................        (4,903,720)        (3,344,937)        (2,198,500)        (1,203,662)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................         1,700,485    $       944,627            920,206    $       538,254
                                                     ===============    ===============    ===============    ===============

Alger American Balanced
  Issuance of Units ..............................         7,179,146    $     7,132,067         14,965,649    $    13,648,727
  Redemption of Units ............................       (16,556,658)       (16,356,402)       (19,750,477)       (17,803,836)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (9,377,512)   $    (9,224,335)        (4,784,828)   $    (4,155,109)
                                                     ===============    ===============    ===============    ===============

Alger American Leveraged AllCap
  Issuance of Units ..............................         5,925,878    $     3,757,846         12,443,431    $     6,950,907
  Redemption of Units ............................       (10,125,826)        (6,380,250)       (13,793,129)        (7,811,739)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (4,199,948)   $    (2,622,404)        (1,349,698)   $      (860,832)
                                                     ===============    ===============    ===============    ===============

Credit Suisse Trust Emerging Markets
  Issuance of Units ..............................        10,855,887    $     9,835,734         14,714,903    $     9,135,009
  Redemption of Units ............................        (7,464,255)        (6,411,108)       (12,510,821)        (7,445,116)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................         3,391,632    $     3,424,626          2,204,082    $     1,689,893
                                                     ===============    ===============    ===============    ===============

Credit Suisse Trust Global Post-Venture Capital
  Issuance of Units ..............................         7,576,317    $     4,211,864         10,204,060    $     4,631,810
  Redemption of Units ............................        (2,977,571)        (1,533,732)       (10,193,898)        (4,565,773)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................         4,598,746    $     2,678,132             10,162    $        66,037
                                                     ===============    ===============    ===============    ===============

Dreyfus IP MidCap Stock
  Issuance of Units ..............................         7,588,933    $     9,451,455         13,226,606    $    13,995,024
  Redemption of Units ............................       (14,795,913)       (18,673,403)       (13,977,699)       (14,353,833)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (7,206,980)   $    (9,221,948)          (751,093)   $      (358,809)
                                                     ===============    ===============    ===============    ===============

Dreyfus Socially Responsible Growth Fund, Inc
  Issuance of Units ..............................         1,159,806    $       788,255          1,332,273    $       776,209
  Redemption of Units ............................        (2,939,463)        (2,038,574)        (3,344,261)        (1,992,152)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (1,779,657)   $    (1,250,319)        (2,011,988)   $    (1,215,943)
                                                     ===============    ===============    ===============    ===============

Janus Aspen Growth
  Issuance of Units ..............................            16,781    $        13,286             39,865    $        26,978
  Redemption of Units ............................           (80,786)           (60,728)          (159,125)           (98,163)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (64,005)   $       (47,442)          (119,260)   $       (71,185)
                                                     ===============    ===============    ===============    ===============

Janus Aspen Growth and Income
  Issuance of Units ..............................               (52)   $         1,450             17,246    $        16,837
  Redemption of Units ............................           (68,125)           (71,427)          (145,330)          (128,275)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (68,177)   $       (69,977)          (128,084)   $      (111,438)
                                                     ===============    ===============    ===============    ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACT OWNER AND SPONSOR TRANSACTIONS (Continued)

                                                                SCUDDER GATEWAY ADVISOR, SCUDDER GATEWAY ELITE AND
                                                                         SCUDDER GATEWAY PLUS (CONTINUED)
                                                                              YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT            UNITS              AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
Scudder 21st Century Growth Series I Class A
  Issuance of Units ..............................         4,607,784    $     2,076,319          6,774,992    $     2,741,453
  Redemption of Units ............................        (9,325,967)        (4,183,544)        (3,732,852)        (1,433,216)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (4,718,183)   $    (2,107,225)         3,042,140    $     1,308,237
                                                     ===============    ===============    ===============    ===============

Scudder Aggressive Growth Series II Class A
  Issuance of Units ..............................         1,790,134    $     1,514,709          6,688,744    $     5,539,585
  Redemption of Units ............................        (5,276,076)        (4,538,223)        (7,741,630)        (6,255,333)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (3,485,942)   $    (3,023,514)        (1,052,886)   $      (715,748)
                                                     ===============    ===============    ===============    ===============

Scudder Blue Chip Series II Class A
  Issuance of Units ..............................         8,122,098    $    10,182,363         10,158,940    $     9,660,626
  Redemption of Units ............................       (14,303,956)       (17,440,385)       (20,981,115)       (19,791,216)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (6,181,858)   $    (7,258,022)       (10,822,175)   $   (10,130,590)
                                                     ===============    ===============    ===============    ===============

Scudder Capital Growth Series I Class A
  Issuance of Units ..............................         3,665,233    $     3,064,484          6,288,866    $     4,854,375
  Redemption of Units ............................        (7,893,728)        (6,788,984)       (10,557,522)        (7,987,947)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (4,228,495)   $    (3,724,500)        (4,268,656)   $    (3,133,572)
                                                     ===============    ===============    ===============    ===============

Scudder Fixed Income Series II Class A
  Issuance of Units ..............................         8,577,400    $    11,943,578         22,521,508    $    30,619,100
  Redemption of Units ............................       (18,173,037)       (25,269,833)       (33,988,671)       (46,172,061)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (9,595,637)   $   (13,326,255)       (11,467,163)   $   (15,552,961)
                                                     ===============    ===============    ===============    ===============

Scudder Global Blue Chip Series II Class A
  Issuance of Units ..............................         5,667,793    $     6,179,186         13,723,472    $    11,751,257
  Redemption of Units ............................        (5,125,446)        (5,336,774)       (14,096,714)       (11,991,578)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           542,347    $       842,412           (373,242)   $      (240,321)
                                                     ===============    ===============    ===============    ===============

Scudder Global Discovery Series I Class A
  Issuance of Units ..............................         6,506,395    $     8,956,310         12,188,832    $    12,765,033
  Redemption of Units ............................        (6,021,193)        (7,956,012)       (16,353,473)       (16,890,306)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           485,202    $     1,000,298         (4,164,641)   $    (4,125,273)
                                                     ===============    ===============    ===============    ===============

Scudder Government & Agency Securities Series II Class A (a)
  Issuance of Units ..............................         9,363,299    $    13,248,008         31,987,668    $    44,230,607
  Redemption of Units ............................       (39,232,444)       (55,112,128)      (106,793,592)      (147,621,467)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................       (29,869,145)   $   (41,864,120)       (74,805,924)   $  (103,390,860)
                                                     ===============    ===============    ===============    ===============

Scudder Growth and Income Series I Class A
  Issuance of Units ..............................         4,428,495    $     3,510,726          8,782,883    $     6,022,886
  Redemption of Units ............................        (9,321,618)        (7,366,647)       (10,274,219)        (6,931,205)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (4,893,123)   $    (3,855,921)        (1,491,336)   $      (908,319)
                                                     ===============    ===============    ===============    ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACT OWNER AND SPONSOR TRANSACTIONS (Continued)

                                                                SCUDDER GATEWAY ADVISOR, SCUDDER GATEWAY ELITE AND
                                                                         SCUDDER GATEWAY PLUS (CONTINUED)
                                                                              YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT             UNITS             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
Scudder Growth Series II Class A
  Issuance of Units ..............................         7,577,889    $     6,815,247          5,945,071    $     5,138,723
  Redemption of Units ............................       (14,152,407)       (13,054,384)       (14,033,024)       (11,728,912)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (6,574,518)   $    (6,239,137)        (8,087,953)   $    (6,590,189)
                                                     ===============    ===============    ===============    ===============

Scudder Health Sciences Series I Class A
  Issuance of Units ..............................         6,909,068    $     7,541,011         10,115,576    $     8,925,893
  Redemption of Units ............................        (9,402,760)       (10,123,677)        (7,764,129)        (6,778,692)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (2,493,692)   $    (2,582,666)         2,351,447    $     2,147,201
                                                     ===============    ===============    ===============    ===============

Scudder High Income Series II Class A
  Issuance of Units ..............................        19,419,102    $    24,972,396         50,659,164    $    57,399,636
  Redemption of Units ............................       (41,983,679)       (52,971,709)       (55,338,847)       (61,667,806)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................       (22,564,577)   $   (27,999,313)        (4,679,683)   $    (4,268,170)
                                                     ===============    ===============    ===============    ===============

Scudder International Select Equity Series II Class A
  Issuance of Units ..............................         9,425,293    $    10,799,066         17,536,742    $    15,412,110
  Redemption of Units ............................        (9,567,168)       (10,559,350)       (23,159,408)       (20,027,611)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (141,875)   $       239,716         (5,622,666)   $    (4,615,501)
                                                     ===============    ===============    ===============    ===============

Scudder International Series I Class A
  Issuance of Units ..............................         3,114,930    $     2,538,097         18,858,521    $    12,209,292
  Redemption of Units ............................        (7,031,728)        (5,756,740)       (20,628,507)       (13,315,882)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (3,916,798)   $    (3,218,643)        (1,769,986)   $    (1,106,590)
                                                     ===============    ===============    ===============    ===============

Scudder Large Cap Value Series II Class A (a)
  Issuance of Units ..............................         6,056,154    $    10,320,433          9,915,495    $    14,606,746
  Redemption of Units ............................       (14,953,176)       (26,204,373)       (18,957,543)       (27,201,011)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (8,897,022)   $   (15,883,940)        (9,042,048)   $   (12,594,265)
                                                     ===============    ===============    ===============    ===============

Scudder Money Market Series II Class A
  Issuance of Units ..............................        72,673,985    $    86,041,217        120,891,598    $   143,624,277
  Redemption of Units ............................      (104,094,801)      (123,143,030)      (201,698,885)      (239,789,971)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................       (31,420,816)   $   (37,101,813)       (80,807,287)   $   (96,165,694)
                                                     ===============    ===============    ===============    ===============

Scudder Small Cap Growth Series II Class A
  Issuance of Units ..............................        13,384,986    $    14,647,636         16,834,321    $    15,675,069
  Redemption of Units ............................       (22,634,417)       (24,575,144)       (17,820,571)       (16,514,749)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (9,249,431)   $    (9,927,508)          (986,250)   $      (839,680)
                                                     ===============    ===============    ===============    ===============

Scudder Strategic Income Series II Class A
  Issuance of Units ..............................         5,668,596    $     7,267,410         11,331,148    $    13,967,651
  Redemption of Units ............................        (7,432,508)        (9,386,840)       (13,344,905)       (16,409,103)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (1,763,912)   $    (2,119,430)        (2,013,757)   $    (2,441,452)
                                                     ===============    ===============    ===============    ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACT OWNER AND SPONSOR TRANSACTIONS (Continued)

                                                                SCUDDER GATEWAY ADVISOR, SCUDDER GATEWAY ELITE AND
                                                                         SCUDDER GATEWAY PLUS (CONTINUED)
                                                                              YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT             UNITS             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
Scudder Technology Growth Series II Class A
  Issuance of Units ..............................        11,752,579    $     9,487,580         19,885,386    $    14,017,588
  Redemption of Units ............................       (25,174,660)       (20,058,657)       (20,753,427)       (14,265,418)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................       (13,422,081)   $   (10,571,077)          (868,041)   $      (247,830)
                                                     ===============    ===============    ===============    ===============

Scudder Total Return Series II Class A
  Issuance of Units ..............................         7,480,651    $     9,661,574         14,093,974    $    16,567,351
  Redemption of Units ............................       (28,915,652)       (37,704,088)       (38,018,829)       (44,454,993)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................       (21,435,001)   $   (28,042,514)       (23,924,855)   $   (27,887,642)
                                                     ===============    ===============    ===============    ===============

SVS Davis Venture Value Series II Class A
  Issuance of Units ..............................        14,324,891    $    14,687,465         12,674,897    $    10,692,928
  Redemption of Units ............................       (13,280,714)       (13,646,428)       (12,959,577)       (10,754,441)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................         1,044,177    $     1,041,037           (284,680)   $       (61,513)
                                                     ===============    ===============    ===============    ===============

SVS Dreman Financial Services Series II Class A
  Issuance of Units ..............................         1,850,803    $     2,293,621          5,857,903    $     6,227,692
  Redemption of Units ............................        (6,907,219)        (8,672,639)       (10,034,484)       (10,259,127)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (5,056,416)   $    (6,379,018)        (4,176,581)   $    (4,031,435)
                                                     ===============    ===============    ===============    ===============

SVS Dreman High Return Equity Series II Class A
  Issuance of Units ..............................        18,383,312    $    22,554,141         27,554,591    $    27,710,034
  Redemption of Units ............................       (33,255,954)       (40,997,435)       (39,010,145)       (38,491,981)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................       (14,872,642)   $   (18,443,294)       (11,455,554)   $   (10,781,947)
                                                     ===============    ===============    ===============    ===============

SVS Dreman Small Cap Value Series II Class A
  Issuance of Units ..............................        13,260,498    $    22,808,888         17,807,310    $    22,993,465
  Redemption of Units ............................       (18,195,323)       (31,129,188)       (22,667,289)       (27,633,650)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (4,934,825)   $    (8,320,300)        (4,859,979)   $    (4,640,185)
                                                     ===============    ===============    ===============    ===============

SVS Eagle Focused Large Cap Growth Series II Class A
  Issuance of Units ..............................         4,965,009    $     4,010,066          5,667,266    $     4,084,659
  Redemption of Units ............................        (5,906,702)        (4,757,123)        (7,025,928)        (4,973,660)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (941,693)   $      (747,057)        (1,358,662)   $      (889,001)
                                                     ===============    ===============    ===============    ===============

SVS Focus Value+Growth Series II Class A
  Issuance of Units ..............................         2,926,423    $     3,710,664          6,394,164    $     7,323,301
  Redemption of Units ............................       (11,763,474)       (14,732,832)       (12,500,877)       (13,505,164)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (8,837,051)   $   (11,022,168)        (6,106,713)   $    (6,181,863)
                                                     ===============    ===============    ===============    ===============

SVS Index 500 Series II Class A
  Issuance of Units ..............................        20,644,009    $    16,868,549         39,014,969    $    26,742,366
  Redemption of Units ............................       (28,345,022)       (23,238,306)       (37,277,624)       (25,125,189)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (7,701,013)   $    (6,369,757)         1,737,345    $     1,617,177
                                                     ===============    ===============    ===============    ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACT OWNER AND SPONSOR TRANSACTIONS (Continued)

                                                                SCUDDER GATEWAY ADVISOR, SCUDDER GATEWAY ELITE AND
                                                                         SCUDDER GATEWAY PLUS (CONTINUED)
                                                                              YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT             UNITS             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
SVS INVESCO Dynamic Growth Series II Class A
  Issuance of Units ..............................         2,086,815    $     1,709,851          2,207,620    $     1,497,353
  Redemption of Units ............................        (2,890,016)        (2,296,701)        (3,900,706)        (2,586,762)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (803,201)   $      (586,850)        (1,693,086)   $    (1,089,409)
                                                     ===============    ===============    ===============    ===============

SVS Janus Growth and Income Series II Class A
  Issuance of Units ..............................         3,795,738    $     3,258,299          6,888,735    $     5,119,768
  Redemption of Units ............................       (12,454,907)       (10,785,526)       (19,941,839)       (14,852,126)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (8,659,169)   $    (7,527,227)       (13,053,104)   $    (9,732,358)
                                                     ===============    ===============    ===============    ===============

SVS Janus Growth Opportunities Series II Class A
  Issuance of Units ..............................         3,283,680    $     2,151,080          6,901,611    $     3,977,658
  Redemption of Units ............................        (9,936,730)        (6,544,255)       (18,518,867)       (10,593,395)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (6,653,050)   $    (4,393,175)       (11,617,256)   $    (6,615,737)
                                                     ===============    ===============    ===============    ===============

SVS MFS Strategic Value Series II Class A
  Issuance of Units ..............................         4,985,777    $     5,262,207          2,246,763    $     2,031,611
  Redemption of Units ............................        (1,679,035)        (1,769,177)        (1,101,680)          (918,788)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................         3,306,742    $     3,493,030          1,145,083    $     1,112,823
                                                     ===============    ===============    ===============    ===============

SVS Oak Strategic Equity Series II Class A
  Issuance of Units ..............................         7,531,600    $     4,914,288         13,210,154    $     7,529,882
  Redemption of Units ............................        (8,387,032)        (5,260,442)       (10,211,604)        (5,847,834)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (855,432)   $      (346,154)         2,998,550    $     1,682,048
                                                     ===============    ===============    ===============    ===============

SVS Turner Mid Cap Growth Series II Class A
  Issuance of Units ..............................         4,407,152    $     3,738,379          9,908,587    $     7,353,478
  Redemption of Units ............................        (8,876,434)        (7,483,569)        (5,012,362)        (3,482,648)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (4,469,282)   $    (3,745,190)         4,896,225    $     3,870,830
                                                     ===============    ===============    ===============    ===============

(a)  Name changed. See Note 1.

                                                                            SCUDDER GATEWAY INCENTIVE
                                                                              YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT             UNITS             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
AIM V.I. Utilities Series I (a)
  Issuance of Units ..............................             2,371    $         1,534              7,358    $         3,844
  Redemption of Units ............................            (8,265)            (5,808)           (21,261)           (10,623)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            (5,894)   $        (4,274)           (13,903)   $        (6,779)
                                                     ===============    ===============    ===============    ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACT OWNER AND SPONSOR TRANSACTIONS (Continued)

                                                                        SCUDDER GATEWAY INCENTIVE (CONTINUED)
                                                                               YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT             UNITS             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
Alger American Balanced
  Issuance of Units ..............................             3,720    $         3,624             61,980    $        58,403
  Redemption of Units ............................           (25,618)           (25,394)           (38,662)           (33,310)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (21,898)   $       (21,770)            23,318    $        25,093
                                                     ===============    ===============    ===============    ===============

Alger American Leveraged AllCap
  Issuance of Units ..............................               921    $           721             12,997    $         8,554
  Redemption of Units ............................           (18,689)           (15,054)           (51,823)           (31,804)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (17,768)   $       (14,333)           (38,826)   $       (23,250)
                                                     ===============    ===============    ===============    ===============

Credit Suisse Trust Emerging Markets
  Issuance of Units ..............................               717    $           728                678    $           474
  Redemption of Units ............................            (6,429)            (6,572)           (10,476)            (8,394)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            (5,712)   $        (5,844)            (9,798)   $        (7,920)
                                                     ===============    ===============    ===============    ===============

Credit Suisse Trust Global Post-Venture Capital
  Issuance of Units ..............................             2,745    $         2,178                147    $            85
  Redemption of Units ............................            (2,940)            (2,115)            (2,002)            (1,446)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................              (195)   $            63             (1,855)   $        (1,361)
                                                     ===============    ===============    ===============    ===============

Dreyfus IP MidCap Stock
  Issuance of Units ..............................            15,711    $        18,054            112,471    $       107,729
  Redemption of Units ............................           (56,618)           (68,240)           (76,640)           (69,537)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (40,907)   $       (50,186)            35,831    $        38,192
                                                     ===============    ===============    ===============    ===============

Dreyfus Socially Responsible Growth Fund, Inc
  Issuance of Units ..............................               518    $           372             16,410    $         9,734
  Redemption of Units ............................           (39,241)           (28,068)            (2,150)            (1,509)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (38,723)   $       (27,696)            14,260    $         8,225
                                                     ===============    ===============    ===============    ===============

Scudder 21st Century Growth Series I Class A
  Issuance of Units ..............................               860    $           528             16,205    $         7,908
  Redemption of Units ............................           (15,968)           (10,445)           (11,321)            (6,087)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (15,108)   $        (9,917)             4,884    $         1,821
                                                     ===============    ===============    ===============    ===============

Scudder Aggressive Growth Series II Class A
  Issuance of Units ..............................             4,780    $         3,503                117    $            65
  Redemption of Units ............................           (11,659)            (8,625)           (40,691)           (21,951)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            (6,879)   $        (5,122)           (40,574)   $       (21,886)
                                                     ===============    ===============    ===============    ===============

Scudder Blue Chip Series II Class A
  Issuance of Units ..............................             6,913    $         6,102             56,994    $        41,419
  Redemption of Units ............................           (13,798)           (12,274)          (164,180)          (110,392)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            (6,885)   $        (6,172)          (107,186)   $       (68,973)
                                                     ===============    ===============    ===============    ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACT OWNER AND SPONSOR TRANSACTIONS (Continued)

                                                                     SCUDDER GATEWAY INCENTIVE (CONTINUED)
                                                                             YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT             UNITS             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
Scudder Capital Growth Series I Class A
  Issuance of Units ..............................            24,599    $        18,515             28,610    $        20,880
  Redemption of Units ............................            (5,727)            (4,458)            (4,269)            (3,121)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            18,872    $        14,057             24,341    $        17,759
                                                     ===============    ===============    ===============    ===============

Scudder Fixed Income Series II Class A (a)
  Issuance of Units ..............................            24,330    $        27,842            112,982    $       125,751
  Redemption of Units ............................           (48,423)           (56,102)          (215,047)          (240,293)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (24,093)   $       (28,260)          (102,065)   $      (114,542)
                                                     ===============    ===============    ===============    ===============

Scudder Global Blue Chip Series II Class A
  Issuance of Units ..............................               917    $           852             33,317    $        23,907
  Redemption of Units ............................           (40,573)           (37,427)           (60,764)           (40,458)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (39,656)   $       (36,575)           (27,447)   $       (16,551)
                                                     ===============    ===============    ===============    ===============

Scudder Global Discovery Series I Class A
  Issuance of Units ..............................             4,435    $         4,213             70,287    $        53,074
  Redemption of Units ............................           (11,692)           (11,375)           (93,627)           (60,698)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            (7,257)   $        (7,162)           (23,340)   $        (7,624)
                                                     ===============    ===============    ===============    ===============

Scudder Government & Agency Securities Series II Class A (a)
  Issuance of Units ..............................           106,361    $       120,500             65,425    $        73,132
  Redemption of Units ............................          (267,425)          (299,239)          (657,046)          (731,470)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (161,064)   $      (178,739)          (591,621)   $      (658,338)
                                                     ===============    ===============    ===============    ===============

Scudder Growth and Income Series I Class A
  Issuance of Units ..............................            17,739    $        17,023                716    $           630
  Redemption of Units ............................           (10,419)            (9,703)            (4,389)            (3,730)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................             7,320    $         7,320             (3,673)   $        (3,100)
                                                     ===============    ===============    ===============    ===============

Scudder Growth Series II Class A
  Issuance of Units ..............................               271    $           200              9,003    $         5,617
  Redemption of Units ............................           (10,050)            (7,538)           (30,946)           (18,466)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            (9,779)   $        (7,338)           (21,943)   $       (12,849)
                                                     ===============    ===============    ===============    ===============

Scudder Health Sciences Series I Class A
  Issuance of Units ..............................             6,950    $         7,677             40,315    $        36,082
  Redemption of Units ............................           (49,670)           (53,904)           (73,465)           (60,581)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (42,720)   $       (46,227)           (33,150)   $       (24,499)
                                                     ===============    ===============    ===============    ===============

Scudder High Income Series II Class A
  Issuance of Units ..............................            12,466    $        14,800            148,919    $       154,143
  Redemption of Units ............................          (120,635)          (142,446)           (43,910)           (45,339)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (108,169)   $      (127,646)           105,009    $       108,804
                                                     ===============    ===============    ===============    ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACT OWNER AND SPONSOR TRANSACTIONS (Continued)

                                                                     SCUDDER GATEWAY INCENTIVE (CONTINUED)
                                                                             YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT             UNITS             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
Scudder International Select Equity Series II Class A
  Issuance of Units ..............................            71,838    $        64,907             25,860    $        17,306
  Redemption of Units ............................           (10,660)            (9,695)           (75,962)           (52,288)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            61,178    $        55,212            (50,102)   $       (34,982)
                                                     ===============    ===============    ===============    ===============

Scudder International Series I Class A
  Issuance of Units ..............................            15,298    $        12,072             26,581    $        17,190
  Redemption of Units ............................           (71,058)           (53,219)           (42,477)           (23,726)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (55,760)   $       (41,147)           (15,896)   $        (6,536)
                                                     ===============    ===============    ===============    ===============

Scudder Large Cap Value Series II Class A (a)
  Issuance of Units ..............................             6,051    $         6,861             27,031    $        25,801
  Redemption of Units ............................           (31,192)           (35,898)           (18,968)           (17,422)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (25,141)   $       (29,037)             8,063    $         8,379
                                                     ===============    ===============    ===============    ===============

Scudder Money Market Series II Class A
  Issuance of Units ..............................            12,118    $        12,171            151,554    $       153,599
  Redemption of Units ............................            (6,476)            (6,502)          (397,011)          (400,849)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................             5,642    $         5,669           (245,457)   $      (247,250)
                                                     ===============    ===============    ===============    ===============

Scudder Small Cap Growth Series II Class A
  Issuance of Units ..............................             8,305    $         5,485             65,683    $        41,384
  Redemption of Units ............................           (43,705)           (29,134)           (32,697)           (18,477)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (35,400)   $       (23,649)            32,986    $        22,907
                                                     ===============    ===============    ===============    ===============

Scudder Strategic Income Series II Class A
  Issuance of Units ..............................             6,616    $         7,949            145,341    $       173,397
  Redemption of Units ............................           (72,314)           (86,421)          (103,726)          (121,013)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (65,698)   $       (78,472)            41,615    $        52,384
                                                     ===============    ===============    ===============    ===============

Scudder Technology Growth Series II Class A
  Issuance of Units ..............................            12,592    $         8,510             66,682    $        35,991
  Redemption of Units ............................            (9,460)            (6,196)          (247,831)          (128,990)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................             3,132    $         2,314           (181,149)   $       (92,999)
                                                     ===============    ===============    ===============    ===============

Scudder Total Return Series II Class A
  Issuance of Units ..............................            20,633    $        19,346             33,566    $        29,507
  Redemption of Units ............................           (18,145)           (17,056)           (41,341)           (33,757)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................             2,488    $         2,290             (7,775)   $        (4,250)
                                                     ===============    ===============    ===============    ===============

SVS Davis Venture Value Series II Class A
  Issuance of Units ..............................            23,209    $        24,012             86,215    $        72,379
  Redemption of Units ............................           (24,617)           (25,138)          (245,304)          (195,344)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            (1,408)   $        (1,126)          (159,089)   $      (122,965)
                                                     ===============    ===============    ===============    ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACT OWNER AND SPONSOR TRANSACTIONS (Continued)

                                                                     SCUDDER GATEWAY INCENTIVE (CONTINUED)
                                                                             YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT             UNITS             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
SVS Dreman Financial Services Series II Class A
  Issuance of Units ..............................               191    $           222             14,302    $        14,090
  Redemption of Units ............................           (13,482)           (16,105)           (33,922)           (30,004)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (13,291)   $       (15,883)           (19,620)   $       (15,914)
                                                     ===============    ===============    ===============    ===============

SVS Dreman High Return Equity Series II Class A
  Issuance of Units ..............................            54,943    $        58,979            325,450    $       283,306
  Redemption of Units ............................          (125,819)          (135,821)          (413,370)          (343,250)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (70,876)   $       (76,842)           (87,920)   $       (59,944)
                                                     ===============    ===============    ===============    ===============

SVS Dreman Small Cap Value Series II Class A
  Issuance of Units ..............................           136,149    $       202,094             61,999    $        71,571
  Redemption of Units ............................           (35,119)           (52,593)          (101,262)          (114,348)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           101,030    $       149,501            (39,263)   $       (42,777)
                                                     ===============    ===============    ===============    ===============

SVS Eagle Focused Large Cap Growth Series II Class A
  Issuance of Units ..............................            16,831    $        12,702              2,708    $         1,854
  Redemption of Units ............................            (8,101)            (6,410)           (42,773)           (29,690)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................             8,730    $         6,292            (40,065)   $       (27,836)
                                                     ===============    ===============    ===============    ===============

SVS Focus Value+Growth Series II Class A
  Issuance of Units ..............................             9,971    $         8,700             18,312    $        12,553
  Redemption of Units ............................           (30,672)           (26,423)           (21,700)           (13,985)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (20,701)   $       (17,723)            (3,388)   $        (1,432)
                                                     ===============    ===============    ===============    ===============

SVS Index 500 Series II Class A
  Issuance of Units ..............................           128,113    $       114,927            489,309    $       376,536
  Redemption of Units ............................          (223,766)          (196,350)          (274,531)          (203,987)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (95,653)   $       (81,423)           214,778    $       172,549
                                                     ===============    ===============    ===============    ===============

SVS INVESCO Dynamic Growth Series II Class A
  Issuance of Units ..............................             7,638    $         5,908             10,066    $         6,920
  Redemption of Units ............................            (5,221)            (4,443)           (32,137)           (19,780)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................             2,417    $         1,465            (22,071)   $       (12,860)
                                                     ===============    ===============    ===============    ===============

SVS Janus Growth and Income Series II Class A
  Issuance of Units ..............................            12,338    $        10,868             42,814    $        33,049
  Redemption of Units ............................            (6,671)            (5,949)          (178,029)          (128,189)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................             5,667    $         4,919           (135,215)   $       (95,140)
                                                     ===============    ===============    ===============    ===============

SVS Janus Growth Opportunities Series II Class A
  Issuance of Units ..............................             6,558    $         4,755             23,749    $        14,490
  Redemption of Units ............................           (11,894)            (8,462)          (101,624)           (58,079)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            (5,336)   $        (3,707)           (77,875)   $       (43,589)
                                                     ===============    ===============    ===============    ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACT OWNER AND SPONSOR TRANSACTIONS (Continued)

                                                                     SCUDDER GATEWAY INCENTIVE (CONTINUED)
                                                                             YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
SVS MFS Strategic Value Series II Class A
  Issuance of Units ..............................                 -    $             -                  -    $             -
  Redemption of Units ............................                 -                  -             (2,000)            (1,913)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................                 -    $             -             (2,000)   $        (1,913)
                                                     ===============    ===============    ===============    ===============

SVS Oak Strategic Equity Series II Class A
  Issuance of Units ..............................            24,760    $        14,958             54,954    $        32,840
  Redemption of Units ............................            (5,749)            (3,862)           (49,391)           (24,567)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            19,011    $        11,096              5,563    $         8,273
                                                     ===============    ===============    ===============    ===============

SVS Turner Mid Cap Growth Series II Class A
  Issuance of Units ..............................            20,470    $        18,017             30,276    $        24,198
  Redemption of Units ............................            (5,477)            (4,739)            (8,191)            (5,745)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            14,993    $        13,278             22,085    $        18,453
                                                     ===============    ===============    ===============    ===============

(a)  Name changed See Note 1

                                                                SCUDDER GATEWAY INCENTIVE WITH OPTIONAL RIDER
                                                                           YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                         UNITS               AMOUNT             UNITS             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
AIM V.I. Utilities Series I (a)
  Issuance of Units ..............................            12,047    $         7,613              4,487    $         2,409
  Redemption of Units ............................           (48,244)           (30,353)            (2,028)            (1,155)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (36,197)   $       (22,740)             2,459    $         1,254
                                                     ===============    ===============    ===============    ===============

Alger American Balanced
  Issuance of Units ..............................           173,583    $       166,981             51,278    $        43,616
  Redemption of Units ............................          (102,533)          (100,967)          (399,363)          (361,086)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            71,050    $        66,014           (348,085)   $      (317,470)
                                                     ===============    ===============    ===============    ===============

Alger American Leveraged AllCap
  Issuance of Units ..............................            10,090    $         7,787            112,255    $        78,945
  Redemption of Units ............................          (111,080)           (86,799)          (220,132)          (140,657)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (100,990)   $       (79,012)          (107,877)   $       (61,712)
                                                     ===============    ===============    ===============    ===============

Credit Suisse Trust Emerging Markets
  Issuance of Units ..............................           152,946    $       166,118            373,602    $       271,208
  Redemption of Units ............................          (155,729)          (181,549)          (357,845)          (256,641)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            (2,783)   $       (15,431)            15,757    $        14,567
                                                     ===============    ===============    ===============    ===============

Credit Suisse Trust Global Post-Venture Capital
  Issuance of Units ..............................             8,596    $         6,768             12,305    $         5,909
  Redemption of Units ............................           (21,706)           (16,028)            (5,239)            (3,331)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (13,110)   $        (9,260)             7,066    $         2,578
                                                     ===============    ===============    ===============    ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACT OWNER AND SPONSOR TRANSACTIONS (Continued)

                                                            SCUDDER GATEWAY INCENTIVE WITH OPTIONAL RIDER (CONTINUED)
                                                                           YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT             UNITS             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
Dreyfus IP MidCap Stock
  Issuance of Units ..............................           168,614    $       186,713            100,059    $       100,082
  Redemption of Units ............................           (43,638)           (50,013)          (276,855)          (268,901)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           124,976    $       136,700           (176,796)   $      (168,819)
                                                     ===============    ===============    ===============    ===============

Dreyfus Socially Responsible Growth Fund, Inc
  Issuance of Units ..............................               361    $           254             14,790    $         9,433
  Redemption of Units ............................            (1,128)              (808)            (2,501)            (1,732)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................              (767)   $          (554)            12,289    $         7,701
                                                     ===============    ===============    ===============    ===============

Scudder 21st Century Growth Series I Class A
  Issuance of Units ..............................               626    $           417             31,952    $        20,230
  Redemption of Units ............................           (14,212)            (9,070)           (16,523)            (8,967)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (13,586)   $        (8,653)            15,429    $        11,263
                                                     ===============    ===============    ===============    ===============

Scudder Aggressive Growth Series II Class A
  Issuance of Units ..............................             8,596    $         6,056             44,004    $        31,427
  Redemption of Units ............................              (637)              (475)           (63,764)           (43,193)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................             7,959    $         5,581            (19,760)   $       (11,766)
                                                     ===============    ===============    ===============    ===============

Scudder Blue Chip Series II Class A
  Issuance of Units ..............................           234,352    $       204,550             19,271    $        13,328
  Redemption of Units ............................          (145,794)          (130,547)          (183,606)          (143,940)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            88,558    $        74,003           (164,335)   $      (130,612)
                                                     ===============    ===============    ===============    ===============

Scudder Capital Growth Series I Class A
  Issuance of Units ..............................           199,380    $       155,486             56,859    $        40,673
  Redemption of Units ............................          (108,352)           (83,429)           (12,307)            (7,804)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            91,028    $        72,057             44,552    $        32,869
                                                     ===============    ===============    ===============    ===============

Scudder Fixed Income Series II Class A
  Issuance of Units ..............................           140,763    $       160,913            197,002    $       217,132
  Redemption of Units ............................          (211,276)          (239,379)          (292,549)          (325,849)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (70,513)   $       (78,466)           (95,547)   $      (108,717)
                                                     ===============    ===============    ===============    ===============

Scudder Global Blue Chip Series II Class A
  Issuance of Units ..............................            14,469    $        14,151            112,408    $        97,145
  Redemption of Units ............................          (122,540)          (114,885)          (251,514)          (217,777)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (108,071)   $      (100,734)          (139,106)   $      (120,632)
                                                     ===============    ===============    ===============    ===============

Scudder Global Discovery Series I Class A
  Issuance of Units ..............................            47,428    $        43,788             24,106    $        21,217
  Redemption of Units ............................           (63,439)           (61,546)           (12,043)            (9,081)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (16,011)   $       (17,758)            12,063    $        12,136
                                                     ===============    ===============    ===============    ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACT OWNER AND SPONSOR TRANSACTIONS (Continued)

                                                            SCUDDER GATEWAY INCENTIVE WITH OPTIONAL RIDER (CONTINUED)
                                                                           YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT             UNITS             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
Scudder Government & Agency Securities Series II Class A (a)
  Issuance of Units ..............................            67,018    $        75,107            148,135    $       164,466
  Redemption of Units ............................          (429,465)          (478,720)          (384,206)          (426,091)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (362,447)   $      (403,613)          (236,071)   $      (261,625)
                                                     ===============    ===============    ===============    ===============

Scudder Growth and Income Series I Class A
  Issuance of Units ..............................           109,536    $        97,125            150,429    $       117,911
  Redemption of Units ............................           (87,959)           (78,285)          (148,916)          (124,382)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            21,577    $        18,840              1,513    $        (6,471)
                                                     ===============    ===============    ===============    ===============

Scudder Growth Series II Class A
  Issuance of Units ..............................           743,959    $       544,864             87,536    $        60,089
  Redemption of Units ............................          (757,502)          (555,689)           (77,707)           (52,990)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (13,543)   $       (10,825)             9,829    $         7,099
                                                     ===============    ===============    ===============    ===============

Scudder Health Sciences Series I Class A
  Issuance of Units ..............................           351,464    $       379,396            353,818    $       279,769
  Redemption of Units ............................          (537,458)          (577,265)          (397,591)          (317,142)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (185,994)   $      (197,869)           (43,773)   $       (37,373)
                                                     ===============    ===============    ===============    ===============

Scudder High Income Series II Class A
  Issuance of Units ..............................            85,213    $       102,879            482,076    $       508,030
  Redemption of Units ............................          (227,403)          (264,927)          (300,769)          (312,691)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (142,190)   $      (162,048)           181,307    $       195,339
                                                     ===============    ===============    ===============    ===============

Scudder International Select Equity Series II Class A
  Issuance of Units ..............................            54,221    $        52,970             33,030    $        22,368
  Redemption of Units ............................           (47,993)           (43,430)           (79,830)           (53,966)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................             6,228    $         9,540            (46,800)   $       (31,598)
                                                     ===============    ===============    ===============    ===============

Scudder International Series I Class A
  Issuance of Units ..............................            27,096    $        20,995            106,158    $        68,712
  Redemption of Units ............................          (127,247)          (100,517)           (84,378)           (51,842)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (100,151)   $       (79,522)            21,780    $        16,870
                                                     ===============    ===============    ===============    ===============

Scudder Large Cap Value Series II Class A (a)
  Issuance of Units ..............................           180,275    $       199,719            452,951    $       409,699
  Redemption of Units ............................          (428,592)          (480,349)          (344,523)          (285,831)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (248,317)   $      (280,630)           108,428    $       123,868
                                                     ===============    ===============    ===============    ===============

Scudder Money Market Series II Class A
  Issuance of Units ..............................         2,903,119    $     2,893,879          2,663,446    $     2,683,637
  Redemption of Units ............................        (3,886,948)        (3,873,302)        (4,130,495)        (4,153,937)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (983,829)   $      (979,423)        (1,467,049)   $    (1,470,300)
                                                     ===============    ===============    ===============    ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACT OWNER AND SPONSOR TRANSACTIONS (Continued)

                                                            SCUDDER GATEWAY INCENTIVE WITH OPTIONAL RIDER (CONTINUED)
                                                                           YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT             UNITS             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
Scudder Small Cap Growth Series II Class A
  Issuance of Units ..............................         1,389,294    $       986,180            229,095    $       145,179
  Redemption of Units ............................        (1,454,483)        (1,033,992)           (49,512)           (27,764)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (65,189)   $       (47,812)           179,583    $       117,415
                                                     ===============    ===============    ===============    ===============

Scudder Strategic Income Series II Class A
  Issuance of Units ..............................            91,053    $       108,929            331,246    $       374,439
  Redemption of Units ............................          (109,146)          (128,330)          (352,243)          (410,607)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (18,093)   $       (19,401)           (20,997)   $       (36,168)
                                                     ===============    ===============    ===============    ===============

Scudder Technology Growth Series II Class A
  Issuance of Units ..............................           824,407    $       553,512          1,766,684    $     1,019,824
  Redemption of Units ............................        (1,058,725)          (718,018)        (1,630,169)          (974,296)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (234,318)   $      (164,506)           136,515    $        45,528
                                                     ===============    ===============    ===============    ===============

Scudder Total Return Series II Class A
  Issuance of Units ..............................            71,726    $        66,887            366,949    $       288,344
  Redemption of Units ............................          (205,071)          (191,641)          (477,800)          (376,896)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (133,345)   $      (124,754)          (110,851)   $       (88,552)
                                                     ===============    ===============    ===============    ===============

SVS Davis Venture Value Series II Class A
  Issuance of Units ..............................           198,315    $       202,773            128,195    $       104,349
  Redemption of Units ............................          (471,749)          (481,298)          (218,510)          (180,709)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (273,434)   $      (278,525)           (90,315)   $       (76,360)
                                                     ===============    ===============    ===============    ===============

SVS Dreman Financial Services Series II Class A
  Issuance of Units ..............................             2,555    $         2,909             26,245    $        25,463
  Redemption of Units ............................          (344,134)          (403,193)           (53,406)           (51,005)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (341,579)   $      (400,284)           (27,161)   $       (25,542)
                                                     ===============    ===============    ===============    ===============

SVS Dreman High Return Equity Series II Class A
  Issuance of Units ..............................           275,039    $       300,081            523,946    $       415,313
  Redemption of Units ............................          (581,124)          (606,952)          (771,881)          (635,831)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (306,085)   $      (306,871)          (247,935)   $      (220,518)
                                                     ===============    ===============    ===============    ===============

SVS Dreman Small Cap Value Series II Class A
  Issuance of Units ..............................           133,402    $       198,334            509,270    $       533,998
  Redemption of Units ............................          (282,046)          (414,243)          (452,932)          (443,752)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (148,644)   $      (215,909)            56,338    $        90,246
                                                     ===============    ===============    ===============    ===============

SVS Eagle Focused Large Cap Growth Series II Class A
  Issuance of Units ..............................            50,662    $        37,122             65,803    $        44,463
  Redemption of Units ............................           (65,608)           (47,949)           (11,285)            (7,631)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (14,946)   $       (10,827)            54,518    $        36,832
                                                     ===============    ===============    ===============    ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACT OWNER AND SPONSOR TRANSACTIONS (Continued)

                                                            SCUDDER GATEWAY INCENTIVE WITH OPTIONAL RIDER (CONTINUED)
                                                                             YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT             UNITS             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
SVS Focus Value+Growth Series II Class A
  Issuance of Units ..............................               339    $           280             41,848    $        31,626
  Redemption of Units ............................           (34,380)           (28,277)            (8,119)            (5,901)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (34,041)   $       (27,997)            33,729    $        25,725
                                                     ===============    ===============    ===============    ===============

SVS Index 500 Series II Class A
  Issuance of Units ..............................           487,065    $       438,612          1,024,076    $       698,554
  Redemption of Units ............................          (368,290)          (330,870)        (1,171,419)          (796,739)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           118,775    $       107,742           (147,343)   $       (98,185)
                                                     ===============    ===============    ===============    ===============

SVS INVESCO Dynamic Growth Series II Class A
  Issuance of Units ..............................             2,823    $         2,157              2,731    $         1,744
  Redemption of Units ............................           (10,677)            (8,722)           (14,936)            (9,962)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            (7,854)   $        (6,565)           (12,205)   $        (8,218)
                                                     ===============    ===============    ===============    ===============

SVS Janus Growth and Income Series II Class A
  Issuance of Units ..............................            28,900    $        24,886             55,957    $        42,694
  Redemption of Units ............................          (708,656)          (603,422)          (133,350)          (100,700)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (679,756)   $      (578,536)           (77,393)   $       (58,006)
                                                     ===============    ===============    ===============    ===============

SVS Janus Growth Opportunities Series II Class A
  Issuance of Units ..............................            68,281    $        47,092             66,874    $        41,560
  Redemption of Units ............................           (13,525)            (9,722)          (323,803)          (207,069)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            54,756    $        37,370           (256,929)   $      (165,509)
                                                     ===============    ===============    ===============    ===============

SVS MFS Strategic Value Series II Class A
  Issuance of Units ..............................            33,176    $        34,520              4,141    $         3,511
  Redemption of Units ............................            (3,542)            (3,648)            (3,215)            (2,852)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            29,634    $        30,872                926    $           659
                                                     ===============    ===============    ===============    ===============

SVS Oak Strategic Equity Series II Class A
  Issuance of Units ..............................            34,770    $        20,800             54,403    $        30,514
  Redemption of Units ............................           (10,019)            (6,342)           (45,620)           (26,910)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            24,751    $        14,458              8,783    $         3,604
                                                     ===============    ===============    ===============    ===============

SVS Turner Mid Cap Growth Series II Class A
  Issuance of Units ..............................            19,057    $        16,116            195,238    $       150,821
  Redemption of Units ............................          (221,319)          (182,431)           (38,795)           (26,879)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (202,262)   $      (166,315)           156,443    $       123,942
                                                     ===============    ===============    ===============    ===============

(a)  Name changed. See Note 1.

SEPARATE ACCOUNT KG

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2004 were as follows:

                    INVESTMENT PORTFOLIO                         PURCHASES         SALES
------------------------------------------------------------   -------------   -------------
AIM V.I. Utilities Series I (a)                                $   3,850,669   $   2,866,151
Alger American Balanced                                            2,937,407      12,034,737
Alger American Leveraged AllCap                                    2,182,277       5,316,172
Credit Suisse Trust Emerging Markets                               8,842,162       5,537,355
Credit Suisse Trust Global Post-Venture Capital                    4,009,715       1,391,006
Dreyfus IP MidCap Stock                                            5,525,665      13,632,469
Dreyfus Socially Responsible Growth Fund, Inc                        644,005       2,008,070
Janus Aspen Growth                                                    11,740          65,959
Janus Aspen Growth and Income                                          4,835          79,877
Scudder 21st Century Growth Series I Class A                       1,603,763       3,873,188
Scudder Aggressive Growth Series II Class A                        1,049,791       4,311,862
Scudder Blue Chip Series II Class A                                5,228,575      13,102,805
Scudder Capital Growth Series I Class A                            2,123,642       6,035,883
Scudder Fixed Income Series II Class A                            10,186,703      20,052,487
Scudder Global Blue Chip Series II Class A                         5,232,560       4,559,465
Scudder Global Discovery Series I Class A                          5,661,354       5,147,752
Scudder Government & Agency Securities Series II Class A (a)      10,523,642      49,729,765
Scudder Growth and Income Series I Class A                         2,069,189       6,114,880
Scudder Growth Series II Class A                                   5,473,427      12,365,898
Scudder Health Sciences Series I Class A                           5,764,313       8,977,670
Scudder High Income Series II Class A                             25,972,944      45,438,729
Scudder International Select Equity Series II Class A              8,222,212       8,063,250
Scudder International Series I Class A                             1,511,314       4,884,370
Scudder Large Cap Value Series II Class A (a)                      6,191,731      22,189,969
Scudder Money Market Series II Class A                            58,812,421      97,483,648
Scudder Small Cap Growth Series II Class A                        11,121,538      21,844,402
Scudder Strategic Income Series II Class A                         6,464,257       7,700,238
Scudder Technology Growth Series II Class A                        7,201,840      18,725,723
Scudder Total Return Series II Class A                             5,852,525      33,459,623
SVS Davis Venture Value Series II Class A                         10,744,256      10,559,839
SVS Dreman Financial Services Series II Class A                    1,209,811       7,904,869
SVS Dreman High Return Equity Series II Class A                   12,558,630      30,827,440
SVS Dreman Small Cap Value Series II Class A                      12,724,609      21,729,446
SVS Eagle Focused Large Cap Growth Series II Class A               3,021,794       4,089,478
SVS Focus Value+Growth Series II Class A                           2,253,279      13,599,211
SVS Index 500 Series II Class A                                   12,128,359      18,827,071
SVS INVESCO Dynamic Growth Series II Class A                       1,586,898       2,273,522
SVS Janus Growth And Income Series II Class A                      1,253,366      10,110,901
SVS Janus Growth Opportunities Series II Class A                   1,156,106       6,054,507
SVS MFS Strategic Value Series II Class A                          4,809,890       1,341,279
SVS Oak Strategic Equity Series II Class A                         3,803,991       4,327,347
SVS Turner Mid Cap Growth Series II Class A                        2,017,575       6,231,489

(a)  Name changed. See Note 1.

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS

     A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2004 is as follows:

                                                              AT DECEMBER 31
                                                              --------------
                                                            UNIT (4)       UNIT (4)
                                             UNITS           VALUE          VALUE        NET ASSETS
                                             (000S)          LOWEST        HIGHEST         (000S)
                                         ---------------  ------------    -----------   ------------
AIM V.I. UTILITIES SERIES I (a)
2004                                              12,109  $   0.741812    $  0.750385   $      9,085
2003                                              10,450      0.610757       0.615935          6,436
2002                                               9,542      0.528927       0.531781          5,073
2001                                               2,873      0.675355       0.676898          1,945
ALGER AMERICAN BALANCED
2004                                              83,198      1.008032       1.026437         85,363
2003                                              92,526      0.980696       0.995567         92,089
2002                                              97,636      0.838133       0.848268         82,799
2001                                              56,146      0.972092       0.980859         55,067
ALGER AMERICAN LEVERAGED ALLCAP
2004                                              43,307      0.844717       0.678978         29,522
2003                                              47,626      0.794288       0.636510         30,444
2002                                              49,122      0.479147       0.602544         23,654
2001                                              44,842      0.735302       0.925174         33,036
CREDIT SUISSE TRUST EMERGING MARKETS
2004                                              12,948      1.268025       1.008636         13,081
2003                                               9,565      1.032519       0.818815          7,851
2002                                               7,355      0.581218       0.738755          4,288
2001                                               3,273      0.666560       0.847751          2,183
CREDIT SUISSE TRUST GLOBAL POST-VENTURE CAPITAL
2004                                              10,672      0.849647       0.583459          6,241
2003                                               6,087      0.732556       0.501527          3,068
2002                                               6,072      0.344472       0.507117          2,102
2001                                               3,938      0.530607       0.781644          2,091

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                         INVESTMENT (1)    EXPENSE (2)    EXPENSE (2)   TOTAL (3)(4)     TOTAL (3)(4)
                                             INCOME           RATIO          RATIO         RETURN           RETURN
                                              RATIO           LOWEST        HIGHEST        LOWEST           HIGHEST
                                         ---------------  ------------    -----------   ------------     ------------
AIM V.I. UTILITIES SERIES I (a)
2004                                                2.28%         1.40%          1.70%         21.46%           21.83%
2003                                                1.33          1.40           1.70          15.47            15.82
2002                                                0.68          1.40           1.70         -21.68           -21.44
2001                                                1.98          1.40           1.70         -32.46           -32.31(c)(d)
ALGER AMERICAN BALANCED
2004                                                1.51          1.40           1.70           2.79             3.10
2003                                                2.07          1.40           1.70          17.01            17.36
2002                                                1.67          1.40           1.70         -13.78           -13.52
2001                                                1.36          1.40           1.70          -3.31            -2.58(d)
ALGER AMERICAN LEVERAGED ALLCAP
2004                                                 N/A          1.40           1.70           6.35             6.67
2003                                                 N/A          1.40           1.70          32.44            32.84
2002                                                0.01          1.40           1.70         -35.04           -34.84
2001                                                 N/A          1.40           1.70         -17.11            -7.48(d)
CREDIT SUISSE TRUST EMERGING MARKETS
2004                                                0.25          1.40           1.70          22.81            23.18
2003                                                 N/A          1.40           1.70          40.44            40.88
2002                                                0.26          1.40           1.70         -13.08           -12.80
2001                                                 N/A          1.40           1.70         -15.41           -10.91(d)
CREDIT SUISSE TRUST GLOBAL POST-VENTURE CAPITAL
2004                                                 N/A          1.40           1.70          15.98            16.34
2003                                                 N/A          1.40           1.70          45.14            45.59
2002                                                 N/A          1.40           1.70         -35.29           -35.08
2001                                                 N/A          1.40           1.70         -29.64           -21.84(d)

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                              AT DECEMBER 31
                                                              --------------
                                                            UNIT (4)       UNIT (4)
                                             UNITS           VALUE          VALUE        NET ASSETS
                                             (000S)          LOWEST        HIGHEST         (000S)
                                         ---------------  ------------    -----------   ------------
DREYFUS IP MIDCAP STOCK
2004                                              55,066  $   1.262059    $  1.391673   $     76,500
2003                                              62,189      1.121534       1.232950         76,570
2002                                              63,081      0.866140       0.949289         59,790
2001                                              35,626      1.006936       1.100236         39,176
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
2004                                              10,205      0.750537       0.718228          7,333
2003                                              12,025      0.718869       0.685836          8,251
2002                                              14,010      0.552014       0.583168          7,737
2001                                              11,827      0.787941       0.832960          9,320
JANUS ASPEN GROWTH
2004                                                 711      0.766993       0.766993            546
2003                                                 775      0.744259       0.744259            577
2002                                                 895      0.573001       0.573001            513
2001                                               1,373      0.790783       0.790783          1,086
JANUS ASPEN GROWTH AND INCOME
2004                                                 629      1.113406       1.113406            700
2003                                                 697      1.008772       1.008772            703
2002                                                 825      0.827143       0.827143            683
2001                                               1,137      1.069183       1.069183          1,215
SCUDDER 21ST CENTURY GROWTH SERIES I CLASS A
2004                                              18,888      0.698909       0.485958          9,234
2003                                              23,635      0.641377       0.444593         10,565
2002                                              20,572      0.344524       0.500868          7,129
2001                                              10,805      0.594806       0.865372          6,436
SCUDDER AGGRESSIVE GROWTH SERIES II CLASS A
2004                                              17,278      0.751346       0.928080         16,002
2003                                              20,763      0.735601       0.905867         18,776
2002                                              21,876      0.557855       0.684909         14,951
2001                                              27,544      0.818539       1.001848         27,565

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                          INVESTMENT (1)   EXPENSE (2)    EXPENSE (2)   TOTAL (3)(4)     TOTAL (3)(4)
                                              INCOME          RATIO          RATIO         RETURN           RETURN
                                              RATIO           LOWEST        HIGHEST        LOWEST           HIGHEST
                                         ---------------  ------------    -----------   ------------     ------------
DREYFUS IP MIDCAP STOCK
2004                                                0.38%         1.40%          1.70%         12.53%           12.87%
2003                                                0.29          1.40           1.70          29.49            29.88
2002                                                0.32          1.40           1.70         -13.98           -13.72
2001                                                0.21          1.40           1.70          -4.61             0.91(d)
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
2004                                                0.35          1.40           1.70           4.41             4.72
2003                                                0.11          1.40           1.70          23.86            24.24
2002                                                0.24          1.40           1.70         -30.17           -29.94
2001                                                0.07          1.40           1.70         -23.66           -16.70(d)
JANUS ASPEN GROWTH
2004                                                0.15          1.40           1.40           3.05             3.05
2003                                                0.09          1.40           1.40            N/A            29.89
2002                                                 N/A          1.40           1.40         -27.54           -27.54
2001                                                0.06          1.40           1.40         -25.79           -25.79
JANUS ASPEN GROWTH AND INCOME
2004                                                0.65          1.40           1.40          10.37            10.37
2003                                                1.03          1.40           1.40            N/A            21.96
2002                                                0.78          1.40           1.70         -22.64           -22.64
2001                                                1.35          1.40           1.70         -14.59           -14.59
SCUDDER 21ST CENTURY GROWTH SERIES I CLASS A
2004                                                 N/A          1.40           1.70           8.97             9.30
2003                                                 N/A          1.40           1.70          28.65            29.05
2002                                                 N/A          1.40           1.70         -42.27           -42.08
2001                                                 N/A          1.40           1.70         -24.17           -13.46(d)
SCUDDER AGGRESSIVE GROWTH SERIES II CLASS A
2004                                                 N/A          1.40           1.70           2.14             2.45
2003                                                 N/A          1.40           1.70          31.86            32.26
2002                                                0.48          1.40           1.70         -31.85           -31.64
2001                                                1.08          1.40           1.70         -22.86           -17.97(d)

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                              AT DECEMBER 31
                                                              --------------
                                                            UNIT (4)       UNIT (4)
                                             UNITS           VALUE          VALUE        NET ASSETS
                                             (000S)          LOWEST        HIGHEST         (000S)
                                         ---------------  ------------    -----------   ------------
SCUDDER BLUE CHIP SERIES II CLASS A
2004                                              78,888  $   0.974474    $  1.274064   $    100,289
2003                                              84,988      0.854310       1.113556         94,470
2002                                              96,082      0.682972       0.887525         85,086
2001                                             108,911      0.892093       1.155757        125,744
SCUDDER CAPITAL GROWTH SERIES I CLASS A
2004                                              34,061      0.802982       0.927320         31,499
2003                                              38,180      0.756452       0.870933         33,184
2002                                              42,380      0.606469       0.696126         29,454
2001                                              43,135      0.871292       0.997004         42,991
SCUDDER FIXED INCOME SERIES II CLASS A
2004                                              58,043      1.157071       1.424830         82,447
2003                                              67,733      1.126114       1.382502         93,373
2002                                              79,398      1.089647       1.333664        105,586
2001                                              49,608      1.026287       1.252309         62,071
SCUDDER GLOBAL BLUE CHIP SERIES II CLASS A
2004                                              21,284      1.046667       1.173670         24,931
2003                                              20,889      0.927788       1.037205         21,607
2002                                              21,429      0.730892       0.814615         17,397
2001                                              18,274      0.882739       0.980851         17,914
SCUDDER GLOBAL DISCOVERY SERIES I CLASS A
2004                                              31,475      1.134448       1.532167         48,096
2003                                              31,013      0.935630       1.259804         38,957
2002                                              35,189      0.638409       0.856987         30,078
2001                                              37,605      0.810683       1.084897         40,761
SCUDDER GOVERNMENT & AGENCY SECURITIES SERIES II CLASS A (a)
2004                                              81,100      1.136407       1.424150        115,045
2003                                             111,493      1.114255       1.392137        154,628
2002                                             187,126      1.108503       1.380739        257,574
2001                                              80,933      1.043636       1.295995        104,808

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                          INVESTMENT (1)   EXPENSE (2)    EXPENSE (2)   TOTAL (3)(4)     TOTAL (3)(4)
                                             INCOME          RATIO          RATIO          RETURN          RETURN
                                              RATIO          LOWEST        HIGHEST         LOWEST          HIGHEST
                                         ---------------  ------------    -----------   ------------     ------------
SCUDDER BLUE CHIP SERIES II CLASS A
2004                                                0.66%         1.40%          1.70%         14.07%           14.41%
2003                                                0.63          1.40           1.70          25.09            25.47
2002                                                0.38          1.40           1.70         -23.44           -23.21
2001                                                0.46          1.40           1.70         -16.99           -10.60(d)
SCUDDER CAPITAL GROWTH SERIES I CLASS A
2004                                                0.56          1.40           1.70           6.15             6.47
2003                                                0.42          1.40           1.70          24.73            25.11
2002                                                0.33          1.40           1.70         -30.39           -30.18
2001                                                0.42          1.40           1.70         -20.49           -12.68(d)
SCUDDER FIXED INCOME SERIES II CLASS A
2004                                                3.71          1.40           1.70           2.75             3.06
2003                                                3.54          1.40           1.70           3.35             3.66
2002                                                2.72          1.40           1.70           6.17             6.50
2001                                                4.90          1.40           1.70           2.63             4.24(d)
SCUDDER GLOBAL BLUE CHIP SERIES II CLASS A
2004                                                1.26          1.40           1.70          12.81            13.16
2003                                                0.37          1.40           1.70          26.94            27.32
2002                                                0.60          1.40           1.70         -17.20           -16.95
2001                                                 N/A          1.40           1.70         -16.66           -11.53(d)
SCUDDER GLOBAL DISCOVERY SERIES I CLASS A
2004                                                0.26          1.40           1.70          21.25            21.62
2003                                                0.10          1.40           1.70          46.56            47.00
2002                                                 N/A          1.40           1.70         -21.25           -21.01
2001                                                 N/A          1.40           1.70         -25.65           -18.76(d)
SCUDDER GOVERNMENT & AGENCY SECURITIES SERIES II CLASS A (a)
2004                                                2.97          1.40           1.70           1.99             2.30
2003                                                3.23          1.40           1.70           0.52             0.83
2002                                                2.25          1.40           1.70           6.22             6.54
2001                                                3.70          1.40           1.70           4.36             5.98(d)

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                              AT DECEMBER 31
                                                              --------------
                                                            UNIT (4)       UNIT (4)
                                             UNITS           VALUE          VALUE        NET ASSETS
                                             (000S)          LOWEST        HIGHEST         (000S)
                                         ---------------  ------------    -----------   ------------
SCUDDER GROWTH AND INCOME SERIES I CLASS A
2004                                              41,090  $   0.951694    $  0.852414   $     35,105
2003                                              45,954      0.878867       0.784778         36,136
2002                                              47,448      0.627988       0.708730         29,856
2001                                              44,531      0.828509       0.935484         36,919
SCUDDER GROWTH SERIES II CLASS A
2004                                              56,951      0.764115       0.991309         56,339
2003                                              63,548      0.739292       0.956185         60,648
2002                                              71,649      0.603035       0.777568         55,616
2001                                              87,074      0.869080       1.117143         97,252
SCUDDER HEALTH SCIENCES SERIES I CLASS A
2004                                              21,541      1.126838       1.139469         24,537
2003                                              24,264      1.046021       1.054532         25,580
2002                                              21,989      0.795890       0.799926         17,586
2001                                               9,668      1.052889       1.055000         10,199
SCUDDER HIGH INCOME SERIES II CLASS A
2004                                              98,769      1.265331       1.380538        136,220
2003                                             121,584      1.145030       1.245497        151,290
2002                                             125,977      0.934686       1.013601        127,600
2001                                             120,361      0.953744       1.031130        124,096
SCUDDER INTERNATIONAL SELECT EQUITY SERIES II CLASS A
2004                                              38,802      1.041668       1.275764         49,399
2003                                              38,877      0.896139       1.094195         42,464
2002                                              44,117      0.702193       0.854774         38,044
2001                                              40,740      0.825716       1.002002         40,808
SCUDDER INTERNATIONAL SERIES I CLASS A
2004                                              37,577      0.870668       0.920552         34,555
2003                                              41,650      0.760075       0.801181         33,333
2002                                              43,414      0.605248       0.636044         27,586
2001                                              38,790      0.754296       0.790221         30,649

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                          INVESTMENT (1)   EXPENSE (2)    EXPENSE (2)   TOTAL (3)(4)     TOTAL (3)(4)
                                              INCOME          RATIO          RATIO         RETURN           RETURN
                                               RATIO          LOWEST        HIGHEST        LOWEST           HIGHEST
                                         ---------------  ------------    -----------   ------------     ------------
SCUDDER GROWTH AND INCOME SERIES I CLASS A
2004                                                0.79%         1.40%          1.70%          8.29%            8.62%
2003                                                1.03          1.40           1.70          24.59            24.97
2002                                                0.97          1.40           1.70         -24.43           -24.20
2001                                                1.19          1.40           1.70         -12.54            -6.45(d)
SCUDDER GROWTH SERIES II CLASS A
2004                                                0.28          1.40           1.70           3.36             3.67
2003                                                0.11          1.40           1.70          22.60            22.97
2002                                                 N/A          1.40           1.70         -30.61           -30.40
2001                                                 N/A          1.40           1.70         -23.43           -12.91(d)
SCUDDER HEALTH SCIENCES SERIES I CLASS A
2004                                                 N/A          1.40           1.70           7.73             8.05
2003                                                 N/A          1.40           1.70          31.43            31.83
2002                                                 N/A          1.40           1.70         -24.41           -24.18
2001                                                 N/A          1.40           1.70           5.29             5.50(c)
SCUDDER HIGH INCOME SERIES II CLASS A
2004                                                7.99          1.40           1.70          10.51            10.84
2003                                                8.19          1.40           1.70          22.50            22.88
2002                                                9.54          1.40           1.70          -2.00            -1.70
2001                                               12.86          1.40           1.70          -4.63             1.19(d)
SCUDDER INTERNATIONAL SELECT EQUITY SERIES II CLASS A
2004                                                1.07          1.40           1.70          16.24            16.59
2003                                                1.28          1.40           1.70          27.62            28.01
2002                                                0.47          1.40           1.70         -14.96           -14.69
2001                                                0.80          1.40           1.70         -25.49           -17.25(d)
SCUDDER INTERNATIONAL SERIES I CLASS A
2004                                                1.31          1.40           1.70          14.55            14.90
2003                                                0.75          1.40           1.70          25.58            25.96
2002                                                0.80          1.40           1.70         -19.76           -19.51
2001                                                0.47          1.40           1.70         -31.83           -24.40(d)

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                              AT DECEMBER 31
                                                              --------------
                                                            UNIT (4)       UNIT (4)
                                             UNITS           VALUE          VALUE        NET ASSETS
                                             (000S)          LOWEST        HIGHEST         (000S)
                                         ---------------  ------------    -----------   ------------
SCUDDER LARGE CAP VALUE SERIES II CLASS A (a)
2004                                              49,522  $   1.205692    $  1.897026   $     93,674
2003                                              58,693      1.114328       1.747940        102,169
2002                                              67,618      0.854909       1.336945         90,137
2001                                              70,641      1.022969       1.594875        112,592
SCUDDER MONEY MARKET SERIES II CLASS A
2004                                              69,589      0.992055       1.179695         81,823
2003                                             101,988      1.000177       1.185686        120,477
2002                                             184,508      1.010190       1.193950        219,534
2001                                             185,148      1.013780       1.194638        220,902
SCUDDER SMALL CAP GROWTH SERIES II CLASS A
2004                                              43,094      0.742032       1.179235         50,435
2003                                              52,444      0.679910       1.077222         56,106
2002                                              53,217      0.520265       0.821781         43,502
2001                                              50,238      0.795536       1.252676         62,884
SCUDDER STRATEGIC INCOME SERIES II CLASS A
2004                                              21,136      1.267642       1.357726         28,675
2003                                              22,983      1.187470       1.267983         29,117
2002                                              24,976      1.120073       1.192383         29,760
2001                                               7,120      1.023705       1.086508          7,734
SCUDDER TECHNOLOGY GROWTH SERIES II CLASS A
2004                                              65,822      0.704146       0.838171         55,034
2003                                              79,475      0.702816       0.834042         66,122
2002                                              80,387      0.487685       0.576982         46,267
2001                                              92,568      0.769450       0.907535         83,939
SCUDDER TOTAL RETURN  SERIES II CLASS A
2004                                             138,475      0.971150       1.361977        187,985
2003                                             160,041      0.925145       1.293493        206,383
2002                                             184,084      0.797989       1.112326        204,188
2001                                             199,538      0.956985       1.329896        265,021

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                          INVESTMENT (1)   EXPENSE (2)    EXPENSE (2)   TOTAL (3)(4)     TOTAL (3)(4)
                                             INCOME          RATIO           RATIO         RETURN           RETURN
                                              RATIO          LOWEST         HIGHEST        LOWEST           HIGHEST
                                         ---------------  ------------    -----------   ------------     ------------
SCUDDER LARGE CAP VALUE SERIES II CLASS A (a)
2004                                                1.62%         1.40%          1.70%          8.20%            8.53%
2003                                                1.96          1.40           1.70          30.34            30.74
2002                                                1.47          1.40           1.70         -16.43           -16.17
2001                                                1.77          1.40           1.70           0.44             2.52(d)
SCUDDER MONEY MARKET SERIES II CLASS A
2004                                                0.88          1.40           1.70          -0.81            -0.51
2003                                                0.73          1.40           1.70          -0.99            -0.69
2002                                                1.35          1.40           1.70          -0.35            -0.06
2001                                                3.39          1.40           1.70           1.38             2.28(d)
SCUDDER SMALL CAP GROWTH SERIES II CLASS A
2004                                                 N/A          1.40           1.70           9.14             9.47
2003                                                 N/A          1.40           1.70          30.69            31.08
2002                                                 N/A          1.40           1.70         -34.60           -34.40
2001                                                 N/A          1.40           1.70         -29.80           -20.27(d)
SCUDDER STRATEGIC INCOME SERIES II CLASS A
2004                                                 N/A          1.40           1.70           6.75             7.08
2003                                                1.34          1.40           1.70           6.02             6.34
2002                                                1.53          1.40           1.70           9.41             9.74
2001                                                0.80          1.40           1.70           2.37             3.76(d)
SCUDDER TECHNOLOGY GROWTH SERIES II CLASS A
2004                                                 N/A          1.40           1.70           0.19             0.50
2003                                                 N/A          1.40           1.70          44.11            44.55
2002                                                0.12          1.40           1.70         -36.62           -36.42
2001                                                0.19          1.40           1.70         -33.34           -22.88(d)
SCUDDER TOTAL RETURN SERIES II CLASS A
2004                                                1.69          1.40           1.70           4.97             5.29
2003                                                3.11          1.40           1.70          15.93            16.29
2002                                                2.80          1.40           1.70         -16.61           -16.36
2001                                                2.67          1.40           1.70          -7.40            -4.10(d)

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                              AT DECEMBER 31
                                                              --------------
                                                            UNIT (4)       UNIT (4)
                                             UNITS           VALUE          VALUE        NET ASSETS
                                             (000S)          LOWEST        HIGHEST         (000S)
                                         ---------------  ------------    -----------   ------------
SVS DAVIS VENTURE VALUE SERIES II CLASS A
2004                                              56,133  $   1.090746    $  1.103025   $     61,901
2003                                              55,364      0.992237       1.000368         55,372
2002                                              55,898      0.777424       0.781402         43,672
2001                                              20,058      0.939145       0.941078         18,875
SVS DREMAN FINANCIAL SERVICES SERIES II CLASS A
2004                                              29,009      1.253268       1.341591         38,902
2003                                              34,421      1.138286       1.214795         41,772
2002                                              38,644      0.903723       0.961526         37,123
2001                                              33,899      1.004891       1.065910         36,117
SVS DREMAN HIGH RETURN EQUITY SERIES II CLASS A
2004                                             150,119      1.165358       1.361902        203,821
2003                                             165,369      1.039437       1.211035        199,654
2002                                             177,160      0.801508       0.930992        164,427
2001                                             118,266      0.994777       1.151965        136,007
SVS DREMAN SMALL CAP VALUE SERIES II CLASS A
2004                                              67,269      1.707987       1.970964        132,300
2003                                              72,252      1.378684       1.586111        114,362
2002                                              77,095      0.987462       1.132578         87,152
2001                                              49,044      1.133166       1.295745         63,528
SVS EAGLE FOCUSED LARGE CAP GROWTH SERIES II CLASS A
2004                                              26,789      0.787741       0.837170         22,394
2003                                              27,737      0.786780       0.833608         23,090
2002                                              29,081      0.632518       0.668108         19,406
2001                                              20,763      0.893562       0.940898         19,530
SVS FOCUS VALUE+GROWTH SERIES II CLASS A
2004                                              39,390      0.912947       1.387175         54,447
2003                                              48,282      0.834190       1.263657         60,812
2002                                              54,359      0.639677       0.966038         52,370
2001                                              59,501      0.878102       1.322047         78,643

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                          INVESTMENT (1)   EXPENSE (2)    EXPENSE (2)   TOTAL (3)(4)     TOTAL (3)(4)
                                             INCOME          RATIO           RATIO         RETURN           RETURN
                                              RATIO          LOWEST         HIGHEST        LOWEST           HIGHEST
                                         ---------------  ------------    -----------   ------------     ------------
SVS DAVIS VENTURE VALUE SERIES II CLASS A
2004                                                0.43%         1.40%          1.70%          9.93%           10.26%
2003                                                0.52          1.40           1.70          27.63            28.02
2002                                                0.10          1.40           1.70         -17.22           -16.97
2001                                                 N/A          1.40           1.70          -6.09            -5.89(c)(d)
SVS DREMAN FINANCIAL SERVICES SERIES II CLASS A
2004                                                1.59          1.40           1.70          10.10            10.44
2003                                                1.48          1.40           1.70          25.96            26.34
2002                                                0.77          1.40           1.70         -10.07            -9.79
2001                                                1.07          1.40           1.70          -6.19             0.71(d)
SVS DREMAN HIGH RETURN EQUITY SERIES II CLASS A
2004                                                1.70          1.40           1.70          12.11            12.46
2003                                                2.07          1.40           1.70          29.69            30.08
2002                                                0.84          1.40           1.70         -19.43           -19.18
2001                                                1.13          1.40           1.70          -0.52             0.27(d)
SVS DREMAN SMALL CAP VALUE SERIES II CLASS A
2004                                                0.89          1.40           1.70          23.89            24.26
2003                                                1.10          1.40           1.70          39.62            40.04
2002                                                0.33          1.40           1.70         -12.86           -12.59
2001                                                 N/A          1.40           1.70          13.32            16.02(d)
SVS EAGLE FOCUSED LARGE CAP GROWTH SERIES II CLASS A
2004                                                 N/A          1.40           1.70           0.12             0.43
2003                                                 N/A          1.40           1.70          24.39            24.77
2002                                                 N/A          1.40           1.70         -29.21           -28.99
2001                                                 N/A          1.40           1.70         -18.11           -10.45(d)
SVS FOCUS VALUE+GROWTH SERIES II CLASS A
2004                                                0.86          1.40           1.70           9.44            9.77
2003                                                0.85          1.40           1.70          30.41           30.81
2002                                                0.55          1.40           1.70         -27.15           -26.93
2001                                                0.67          1.40           1.70         -15.55           -12.00(d)

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                              AT DECEMBER 31
                                                              --------------
                                                            UNIT (4)       UNIT (4)
                                             UNITS           VALUE          VALUE        NET ASSETS
                                             (000S)          LOWEST        HIGHEST         (000S)
                                         ---------------  ------------    -----------   ------------
SVS INDEX 500 SERIES II CLASS A
2004                                             115,323  $   0.955679    $  0.882749   $    102,012
2003                                             123,001      0.880781       0.811095         99,963
2002                                             121,196      0.643024       0.703703         78,087
2001                                              77,174      0.839740       0.919446         64,882
SVS INVESCO DYNAMIC GROWTH SERIES II CLASS A
2004                                               7,851      0.866492       0.876461          6,880
2003                                               8,659      0.786925       0.793559          6,871
2002                                              10,387      0.590663       0.593839          6,168
2001                                               2,703      0.869828       0.871729          2,356
SVS JANUS GROWTH AND INCOME SERIES II CLASS A
2004                                              57,768      0.964793       0.941899         54,430
2003                                              67,102      0.880145       0.856650         57,516
2002                                              80,367      0.695635       0.720237         55,941
2001                                              75,270      0.888059       0.919942         66,873
SVS JANUS GROWTH OPPORTUNITIES SERIES II CLASS A
2004                                              54,169      0.774720       0.724218         39,257
2003                                              60,772      0.700099       0.652466         39,674
2002                                              72,725      0.522109       0.564510         38,002
2001                                              83,754      0.763279       0.825766         63,941
SVS MFS STRATEGIC VALUE SERIES II CLASS A
2004                                               7,429      1.158199       1.167712          8,674
2003                                               4,092      1.000004       1.005149          4,113
2002                                               2,948      0.802734       0.804365          2,372
2001                                                 N/A           N/A            N/A            N/A
SVS OAK STRATEGIC EQUITY SERIES II CLASS A
2004                                              21,060      0.652472       0.659954         13,895
2003                                              21,872      0.655161       0.660653         14,447
2002                                              18,859      0.444954       0.447321          8,435
2001                                               9,971      0.751163       0.752851          7,506

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                          INVESTMENT (1)   EXPENSE (2)    EXPENSE (2)   TOTAL (3)(4)     TOTAL (3)(4)
                                              INCOME         RATIO           RATIO         RETURN           RETURN
                                               RATIO         LOWEST         HIGHEST        LOWEST           HIGHEST
                                         ---------------  ------------    -----------   ------------     ------------
SVS INDEX 500 SERIES II CLASS A
2004                                                1.05%         1.40%          1.70%          8.50%            8.83%
2003                                                1.07          1.40           1.70          25.75            26.14
2002                                                0.45          1.40           1.70         -23.66           -23.43
2001                                                0.50          1.40           1.70         -13.28            -8.06(d)
SVS INVESCO DYNAMIC GROWTH SERIES II CLASS A
2004                                                 N/A          1.40           1.70          10.11            10.45
2003                                                 N/A          1.40           1.70          33.23            33.63
2002                                                 N/A          1.40           1.70         -32.09           -31.88
2001                                                 N/A          1.40           1.70         -13.02           -12.83(c)(d)
SVS JANUS GROWTH AND INCOME SERIES II CLASS A
2004                                                 N/A          1.40           1.70           9.62             9.95
2003                                                0.73          1.40           1.70          22.77            23.15
2002                                                0.60          1.40           1.70         -21.91           -21.67
2001                                                0.68          1.40           1.70         -13.51            -8.01(d)
SVS JANUS GROWTH OPPORTUNITIES SERIES II CLASS A
2004                                                 N/A          1.40           1.70          10.66            11.00
2003                                                 N/A          1.40           1.70          24.59            24.97
2002                                                 N/A          1.40           1.70         -31.81           -31.60
2001                                                 N/A          1.40           1.70         -24.76           -17.42(d)
SVS MFS STRATEGIC VALUE SERIES II CLASS A
2004                                                0.38          1.40           1.70          15.82            16.17
2003                                                0.37          1.40           1.70          24.57            24.96
2002                                                 N/A          1.40           1.70         -19.73           -19.56(b)
2001                                                 N/A           N/A            N/A            N/A              N/A
SVS OAK STRATEGIC EQUITY SERIES II CLASS A
2004                                                 N/A          1.40           1.70          -0.41            -0.11
2003                                                 N/A          1.40           1.70          47.24            47.69
2002                                                 N/A          1.40           1.70         -40.76           -40.58
2001                                                 N/A          1.40           1.70         -24.88           -24.71(c)(d)

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                              AT DECEMBER 31
                                                              --------------
                                                            UNIT (4)       UNIT (4)
                                             UNITS           VALUE          VALUE        NET ASSETS
                                             (000S)          LOWEST        HIGHEST         (000S)
                                         ---------------  ------------    -----------   ------------
SVS TURNER MID CAP GROWTH SERIES II CLASS A
2004                                              23,020  $   0.925772    $  0.936296   $     21,549
2003                                              27,677      0.848163       0.855214         23,665
2002                                              22,602      0.581028       0.584086         13,200
2001                                               7,139      0.872867       0.874711          6,244

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                          INVESTMENT (1)   EXPENSE (2)    EXPENSE (2)   TOTAL (3)(4)     TOTAL (3)(4)
                                              INCOME         RATIO           RATIO         RETURN           RETURN
                                               RATIO         LOWEST         HIGHEST        LOWEST           HIGHEST
                                         ---------------  ------------    -----------   ------------     ------------
SVS TURNER MID CAP GROWTH SERIES II CLASS A
2004                                                 N/A%         1.40%          1.70%          9.15%            9.48%
2003                                                 N/A          1.40           1.70          45.98            46.42
2002                                                 N/A          1.40           1.70         -33.43           -33.23
2001                                                 N/A          1.40           1.70         -12.71           -12.53(c)(d)

(a) Name changed. See Note 1.
(b) Start date of 5/1/02.
(c) Start date of 5/1/01.
(d) Start date of 2/23/01.

(1) THESE AMOUNTS REPRESENT THE DIVIDENDS, EXCLUDING DISTRIBUTIONS OF CAPITAL GAINS, RECEIVED BY THE SUB-ACCOUNT FROM THE UNDERLYING FUND, NET OF MANAGEMENT FEES ASSESSED BY THE FUND MANAGER, DIVIDED BY THE AVERAGE NET ASSETS. THESE RATIOS EXCLUDE THOSE EXPENSES, SUCH AS MORTALITY AND EXPENSE CHARGES, THAT RESULT IN DIRECT REDUCTIONS IN THE UNIT VALUES. THE RECOGNITION OF INVESTMENT INCOME BY THE SUB-ACCOUNT IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNTS INVEST.

(2) THESE RATIOS REPRESENT THE ANNUALIZED CONTRACT EXPENSES OF THE SEPARATE ACCOUNT, CONSISTING PRIMARILY OF MORTALITY AND EXPENSE CHARGES, FOR EACH PERIOD INDICATED. THE RATIOS INCLUDE ONLY THOSE EXPENSES THAT RESULT IN A DIRECT REDUCTION TO UNIT VALUES. CHARGES MADE DIRECTLY TO CONTRACT OWNER ACCOUNTS THROUGH THE REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUND ARE EXCLUDED.

(3) THESE AMOUNTS REPRESENT THE TOTAL RETURN FOR THE PERIODS INDICATED, INCLUDING CHANGES IN THE VALUE OF THE UNDERLYING FUND, AND REFLECT DEDUCTIONS FOR ALL ITEMS INCLUDED IN THE EXPENSE RATIO. THE TOTAL RETURN DOES NOT INCLUDE ANY EXPENSES ASSESSED THROUGH THE REDEMPTION OF UNITS; INCLUSION OF THESE EXPENSES IN THE CALCULATION WOULD RESULT IN A REDUCTION IN THE TOTAL RETURN PRESENTED. INVESTMENT OPTIONS WITH A DATE NOTATION INDICATE THE EFFECTIVE DATE OF THAT INVESTMENT OPTION IN THE VARIABLE ACCOUNT. THE TOTAL RETURN IS CALCULATED FOR THE PERIOD INDICATED OR FROM THE EFFECTIVE DATE THROUGH THE END OF THE REPORTING PERIOD.

(4) BEGINNING IN 2003, THE HIGHEST UNIT VALUE AND TOTAL RETURN CORRESPOND WITH THE PRODUCT WITH THE LOWEST EXPENSE RATIO. THE LOWEST UNIT VALUE AND TOTAL RETURN CORRESPOND WITH THE PRODUCT WITH THE HIGHEST EXPENSE RATIO.

                            PART C. OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS

          Financial Statements Included in Part A
          None

          Financial Statements Included in Part B
          Financial Statements for Allmerica Financial Life Insurance and Annuity Company
          Financial Statements for Separate Account KG of Allmerica Financial Life Insurance and Annuity Company

          Financial Statements Included in Part C
          None

     (b)  EXHIBITS

            EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated June 13, 1996 was previously filed on August 9, 1996 in Registrant's Initial Registration Statement No. 333-09965/811-7767, and is incorporated by reference herein.

            EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

            EXHIBIT 3   (a) Wholesaling Agreement was previously filed on
                            August 9, 1996 in Registrant's Initial Registration Statement No. 333-09965/811-7767, and is
                            incorporated by reference herein.

                        (b) Underwriting and  Administrative  Services Agreement
                            was previously filed on April 30, 1998 in Post-Effective Amendment No. 2 of Registration Statement No. 333-09965/811-7767, and is
                            incorporated by reference herein.

                        (c) Bonus  Product  Commissions  Schedule  was
                            previously filed on October 8, 1999 in Pre-Effective Amendment No. 1 of Registration Statement No. 333-81019/811-7767, and is incorporated by reference herein. Sales Agreements with Commission Schedule were previously filed on April 30, 1998 in Post-Effective Amendment No. 2 of Registration Statement No. 333-09965/811-7767, and are
                            incorporated by reference herein.

                        (d) General  Agent's  Agreement was previously  filed on
                            April 30, 1998 in Post-Effective Amendment No. 2 of Registration Statement No. 333-09965/811-7767, and is incorporated by reference herein.

                        (e) Career  Agent  Agreement  was  previously  filed on
                            April 30, 1998 in Post-Effective Amendment No. 2 of Registration Statement No. 333-09965/811-7767, and is incorporated by reference herein.

                        (f) Registered  Representative's  Agreement  was
                            previously filed on April 30, 1998 in Post-Effective Amendment No. 2 of Registration Statement No. 333-09965/811-7767, and is incorporated by reference herein.

                        (g) Form of  Indemnification  Agreement with Scudder
                            Kemper was previously filed on April 30, 1998 in Post-Effective Amendment No. 2 of Registration Statement No. 333-09965/811-7767, and is
                            incorporated by reference herein.

            EXHIBIT 4 The following documents were previously filed on June 18, 1999 in Registrant's Initial Registration Statement No. 333-81019/811-7767, and are
                            incorporated by reference herein.

                            (a) Contract Form A3028-99;
                            (b) Specification Pages Form A8028-99;
                            (c) Enhanced Death Benefit "EDB" Rider (Form
                                3263-99);
                            (d) Enhanced Death Benefit "EDB" Rider (Form
                                3264-99);
                            (e) Enhanced Death Benefit "EDB" Rider (Form
                                3265-99);
                            (f) Minimum Guaranteed Annuity Payout ("M-GAP")
                                Rider (Form 3269-99);
                            (g) Trail Employee Program Endorsement (Form
                                3274-99);
                            (h) Trail Employee Program Endorsement (Form
                                3275-99)
                            (i) EER Rider (Form 3240-01) was previously filed on
                                August 3, 2001 in Post-Effective Amendment No. 6 of Registrant's Registration Statement (File Nos. 333-78245, 811-6632), and is incorporated by reference herein.
                            (j) EDB Rider (Form 3241-01) was previously filed on
                                August 3, 2001 in Post-Effective Amendment No. 6 of Registrant's Registration Statement (File Nos. 333-78245, 811-6632), and is incorporated by reference herein.
                            (k) Form of 7% EDB Rider (Form 3303-1) and 7% EDB
                                Rider with Annual Step-up Rider (Form 3304-01 were previously filed on October 30, 2001 in Post-Effective Amendment No. 5 Registrant's Registration Statement No. 333-81019/811-07776, and is incorporated by reference herein.

            EXHIBIT 5 Application Form SML-1460K was previously filed on June 18, 1999 in Registrant's Initial Registration Statement No. 333-81019/811-7767, and is
                            incorporated by reference herein.

            EXHIBIT 6 The Depositor's Articles of Incorporation, as amended, effective October 1, 1995 to reflect its new name, and Bylaws were previously filed on August 9, 1996 in Registrant's Initial Registration Statement No. 333-09965/811-7767, and are
                            incorporated by reference herein.

            EXHIBIT 7   (a) Variable Annuity GMDB Reinsurance Agreement
                            between Allmerica Financial Life Insurance and Annuity Company and Ace Tempest Life Reinsurance LTD dated December 1, 2002 was previously filed on February 12, 2003 in Post-Effective Amendment No. 10 (File Nos. 333-78245, 811-6632) and is incorporated by reference herein.

                        (b) Variable  Annuity  GMDB  Reinsurance   Agreement
                            between Allmerica Financial Life Insurance and Annuity Company and Ace Tempest Life Reinsurance LTD dated December 1, 2002 was previously filed on February 12, 2003 in Post-Effective Amendment No. 10 (File Nos. 333-78245, 811-6632) and is incorporated by reference herein.

                        (c) Variable  Annuity  GMDB  Reinsurance   Agreement
                            between Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company dated December 1, 2002 was previously filed on February 12, 2003 in Post-Effective Amendment No. 10 (File Nos. 333-78245, 811-6632) and is incorporated by reference herein.

                        (d) Variable  Annuity  GMDB  Reinsurance   Agreement
                            between Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company dated December 1, 2002 was previously filed on February 12, 2003 in Post-Effective Amendment No. 10 (File Nos. 333-78245, 811-6632) and is incorporated by reference herein.

            EXHIBIT 8   (a) Service  Agreement  dated March 1, 2001 between
                            Boston Financial Data Services, Inc. and Allmerica Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

                        (b) Form of Scudder Services Agreement was previously
                            filed on April 30, 1998 in Post-Effective Amendment No. 2 of Registration Statement No.
                            333-09965/811-7767, and is incorporated by reference herein.

                        (c) Directors' Powers of Attorney are filed herewith.

            EXHIBIT 9       Opinion of Counsel is filed herewith.

            EXHIBIT 10 Consent of Independent Registered Public Accounting Firm is filed herewith.

            EXHIBIT 11      None.

            EXHIBIT 12       None.

            EXHIBIT 13 Schedule for Computation of Performance Quotations was previously filed on October 8, 1999 in Pre-Effective Amendment No. 1 of Registration Statement No. 333-81019/811-7767 and is incorporated by reference herein.

            EXHIBIT 14      Not Applicable.

            EXHIBIT 15  (a) Amendment to Kemper  Participation  Agreement  was
                            previously filed in April 2000 in Post-Effective Amendment No. 7 of Registration Statement No. 333-09965/811-7767, and is incorporated by reference herein. Participation Agreement with Kemper was previously filed on November 6, 1996 in Pre-Effective Amendment No. 1 of Registration Statement No. 333-09965/811-7767, and is
                            incorporated by reference herein.

                        (b) Amendment dated May 1, 2002 to the  Participation
                            Agreement with Scudder Investments Inc. and Scudder Distributors was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment dated May 1, 2002 to the Participation Agreement with Scudder Investments Inc. and Scudder Distributors was previously filed in April 19, 2002 in Post-Effective Amendment

                            No. 22 of Registration Statement No.
                            33-39702/811-6293, and is incorporated by reference herein. Amendment dated October 1, 2000 with Scudder Kemper was previously filed in April 27, 2001 in Post-Effective Amendment No. 8 of Registration Statement No. 333-09965/811-7767, and is
                            incorporated by reference herein. Form of Participation Agreement with Scudder Kemper was previously filed on April 30, 1998 in Post-Effective Amendment No. 2 of Registration Statement No. 333-09965/811-7767, and is incorporated by reference herein.

                        (c) Amendment dated December 15, 2001 with Dreyfus was
                            previously filed on April 28, 2003 in Post-Effective Amendment No. 11 of Registration Statement No. 333-09965/811-7767, and is incorporated by reference herein. Amendment dated December 19, 2000 with Dreyfus was previously filed in April 27, 2001 in Post-Effective Amendment No. 8 of Registration Statement No. 333-09965/811-7767, and is
                            incorporated by reference herein. Participation Agreement with Dreyfus was previously filed on June 23, 1999 in Post-Effective Amendment No. 3 of Registration Statement No. 333-63091/811-7767, and is incorporated by reference herein.

                        (d) Amendment dated June 1, 2002 with Alger was
                            previously filed on April 28, 2003 in Post-Effective Amendment No. 8 of Registration Statement No. 333-81019/811-7767, and is incorporated by reference herein. Amendment dated May 31, 2000 with Alger was previously filed in April 27, 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-81281/811-6293, and is incorporated by reference herein. Amendment dated May 30, 2000 with Alger was previously filed in December 2000 in Post-Effective Amendment No. 4 of Registration Statement No. 333-81281/811-6293, and is incorporated by reference herein. Participation Agreement with Alger was previously filed in April 2000 in Post-Effective Amendment No. 7 of Registration Statement No. 333-09965/811-7767, and is incorporated by reference herein.

                        (e) Amendment dated January 7, 2002 with Credit Suisse
                            Trust (Warburg Pincus) was previously filed on April 28, 2003 in Post-Effective Amendment No. 11 of Registration Statement No. 333-09965/811-7767, and is incorporated by reference herein. Form of Amendment dated August 25, 2000 with Warburg Pincus was previously filed in April 27, 2001 in Post-Effective Amendment No. 8 of Registration Statement No. 333-09965/811-7767, and is
                            incorporated by reference herein. Participation Agreement with Warburg Pincus was previously filed in April 2000 in Post-Effective Amendment No. 7 of Registration Statement No. 333-09965/811-7767, and is incorporated by reference herein.

                        (f) Amendment dated October 31, 2001 to the
                            Participation Agreement with INVESCO was previously filed in April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Participation Agreement with INVESCO was previously filed in April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

ITEM 25.    DIRECTORS AND EXECUTIVE OFFICERS OF THE DEPOSITOR

  The principal business address of all the following Directors and Officers is:
  440 Lincoln Street
  Worcester, Massachusetts 01653

                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Warren E. Barnes                         Vice President of Allmerica Financial (since 1998); Vice  President of
     Vice President and                  First Allmerica (since 1996); Corporate Controller of Allmerica
     Corporate Controller                Financial and First Allmerica (since 1998);  and Director of Allmerica
                                         Financial and First Allmerica (2004)

Charles F. Cronin                        Vice President and Corporate Group Counsel of Allmerica Financial and
     Vice President, Corporate Group     First Allmerica (since 2003); Secretary (since 2000); Assistant Vice
     Counsel and Secretary               President (1999-2003); and Counsel of First Allmerica (1996-2003);
                                         and Attorney of Nutter, McClennen & Fish (1991-1996)

Frederick H. Eppinger, Jr.               President and Chief Executive Officer of AFC (since 2003);
     Chairman of the Board               Chairman of the Board of Allmerica Financial and First Allmerica
                                         (since 2003); Executive Vice President of  Property and Casualty Field
                                         and Service Operations for The Hartford (2001-2003); Senior Vice
                                         President of Strategic Marketing for ChannelPoint, Inc. (2000-2001);
                                         and Partner at McKinsey  & Company (1985-2000)

Bonnie K. Haase                          Director, Vice President and Chief Human Resources Officer of
     Director, Vice President, and       Allmerica Financial and First Allmerica (since 2004); Served in a
     Chief Human Resources Officer       variety of  human resources leadership roles at General Electric
                                         Company (1991-2004)

J. Kendall Huber                         Director of Allmerica Financial and First Allmerica (since 2000); Senior
     Director, Senior Vice President,    Vice President of Allmerica Financial and First Allmerica (since 2003);
     General Counsel and Assistant       Assistant Secretary of Allmerica Financial (since 2002) and First
     Secretary                           Allmerica (since 2000); General Counsel (since 2000); Vice President
                                         (2000-2003) of First Allmerica

John P. Kavanaugh                        Director and Chief Investment Officer of Allmerica Financial and First
     Director, Vice President and        Allmerica (since 1996); Vice President (since 1991) of First Allmerica;
     Chief Investment Officer            and President (since 1995) of Opus Investment Management, Inc.

Mark C. McGivney                         Vice President of Allmerica Financial (since 2002); Vice President of
     Vice President and                  First Allmerica (since 1997); Treasurer of Allmerica Financial and First
     Treasurer                           Allmerica (since 2000); Director of Allmerica Financial and First
                                         Allmerica (2004)

Edward J. Parry, III                     Vice Chair (since 2004); Assistant Treasurer of Allmerica Financial
     Director, Chief Financial           and First Allmerica (since 2000); Director of Allmerica Financial and
     Officer, Vice Chair and             First Allmerica (since 1996); Chief Financial Officer (since 1996);
     Assistant Treasurer                 Senior Vice President of Allmerica Financial and First Allmerica

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
                                         (2003-2004); Vice President (1993-2003) and Treasurer (1993-2000)

Michael A. Reardon                       Director, President and Chief Executive Officer (since 2004); Vice
     Director, President and             President of Allmerica Financial and First Allmerica (2001-2004);
     Chief Executive Officer             Vice President of First Allmerica (1997-2004); and Vice President
                                         of Allmerica Financial (1999-2004)

Gregory D. Tranter                       Director, Vice President  and  Chief Information  Officer of Allmerica
     Director, Vice President and        Financial and First Allmerica (since 2000); Vice President of Travelers
     Chief Information Officer           Property &  Casualty (1996-1998); Director of Geico Team (1983-1996)
                                         of Aetna Life & Casualty

ITEM 26.    PERSONS UNDER COMMON CONTROL WITH REGISTRANT

     See attached organization chart.

                                  -------------------------------------

                                     ALLMERICA FINANCIAL CORPORATION
             ---------------------                                     --------------------------
             |                                   Delaware                                       |
             |                                                           \                      |
             |                  / -------------------------------------    \                    |
             |                 /             |                 |             \                  |
    100%     |          100%  /       100%   |                 |   100%        \  100%          |   100%
    ------------------  ------------  ---------------  ----------------  -------------  ----------------
                                                          Allmerica
     Opus Investment     Financial       Allmerica      Financial Life    AFC Capital        First
     Management, Inc.    Profiles,     Funding Corp.    Insurance and       Trust I         Sterling
                            Inc.                           Annuity                          Limited
                                                           Company

      Massachusetts      California    Massachusetts    Massachusetts       Delaware        Bermuda
    ------------------  ------------  ---------------  ----------------  -------------  ----------------
       |                                                       |                                |
       |                                                       |                                |    100%
       |                                                       |                        -----------------
       |                                                       |                         First Sterling
       |                                                       |                          Reinsurance
       |                                                       |                            Company
       |                                                       |                            Limited
       |                                                       |
       |                                                       |                            Bermuda
       |                                                       |                        -----------------
       |                                                       |
       |         ----------------------------------------------------------------------------------------------------------
       |         |                |              |            |             |               |         |      |            |
       |         |     100%       |   100%       |  100%      | 100%        |   100%        |    100% |      | 100%       |   100%
       |  ----------------- -------------- ------------- ----------- --------------- ---------------- | ----------- --------------
       |                      Allmerica      Allmerica    Allmerica  First Allmerica    Allmerica     |  Allmerica    Allmerica
       |       VeraVest       Financial      Financial   Investments  Financial Life   Investments    |  Investment  Investments
       |  Investments, Inc.   Investment      Services    Insurance     Insurance       Insurance     |  Insurance    Insurance
       |                      Management     Insurance      Agency       Company          Agency      | Agency Inc. Agency Inc. of
       |                    Services, Inc.  Agency Inc.    Inc. of                   of Florida, Inc. | of Kentucky  Mississippi
       |                                                   Alabama                                    |
       |    Massachusetts   Massachusetts  Massachusetts   Alabama    Massachusetts      Florida      |   Kentucky   Mississippi
       |  ----------------- -------------- ------------- ----------- --------------- ---------------- | ----------- --------------
       |                                                                                              |
      --------------------------------------------                                                    |
                     |   100%       |  100%      |  100%                                              |100%
                ------------- -------------  -----------                                        -----------
                                Allmerica      Citizens                                          Allmerica
                 The Hanover    Financial     Insurance                                          Investment
                  Insurance     Insurance      Company                                           Insurance
                   Company    Brokers, Inc.  of Illinois                                        Agency Inc.
                                                                                                 of Georgia

                New Hampshire Massachusetts    Illinois            Federally Chartered            Georgia
                ------------- -------------  -----------           -------------------          -----------
                      |
                      |
         ------------------------------------------------------------------------------------------------------------------
         |         |        |       |        |       |       |               |              |              |              |
         |    100% |        |  100% |        |  100% |       |  100%         |  100%        |  100%        |  100%        |  100%
 ----------------- | -------------- | -------------- | -------------   -------------  -------------  -------------  -------------
                   |                |  The Hanover   | Hanover Texas                    Allmerica                    The Hanover
     Allmerica     | Allmerica Plus |    American    |   Insurance     Massachusetts    Financial        AMGRO,       New Jersey
 Financial Benefit |   Insurance    |   Insurance    |   Management    Bay Insurance     Alliance         Inc.        Insurance
     Insurance     |  Agency, Inc.  |    Company     | Company, Inc.      Company       Insurance                      Company
      Company      |                |                |                                   Company
                   |                |                |
      Michigan     | Massachusetts  | New Hampshire  |     Texas       New Hampshire  New Hampshire  Massachusetts  New Hampshire
 ----------------- | -------------- | -------------- | -------------   -------------  -------------  -------------  -------------
                   |                |                |                                               /           \
                   |   100%         | 100%           |     100%                           100%      /             \   100%
            ---------------     ----------       --------------                           -------------        -----------
                                 Citizens           Citizens
                Citizens        Insurance          Insurance                              Lloyds Credit           AMGRO
               Insurance        Company of       Company of the                            Corporation         Receivables
            Company of Ohio      America            Midwest                                                    Corporation

                  Ohio           Michigan           Indiana                               Massachusetts          Delaware
            ---------------     ----------       --------------                           -------------        -----------
                                    |
                                    | 100%                                                              ---------------
                                ----------                                                              Hanover Lloyd's
                                 Citizens                                                                  Insurance
                                Management                                                                  Company
                                   Inc.
                                                                                                             Texas
                                 Delaware                                                               ---------------
                                ----------
                                                                                                  Affiliated Lloyd's plan company,
                                                                                                  controlled by Underwriters for
                                                                                                  the benefit of The Hanover
                                                                                                  Insurance Company

                                                                                                         --------------

                                                                                                         AAM High Yield
                                                                                                          Fund, L.L.C.

                                                                                                         Massachusetts
                                                                                                         --------------

                                                                                                     Established for the benefit
                                                                                                     of First Allmerica, Allmerica
                                                                                                     Financial Life, Hanover and

                                                                                               ----------------  ----------------
                                                                                                  Allmerica         Allmerica
                                                                                               Securities Trust  Investment Trust

                                                                                                Massachusetts     Massachusetts
                                                                                               ----------------  ----------------

                                                                                                         ---------------
                                                                                                         Opus Investment
                                                                                                              Trust

                                                                                                          Massachusetts
                                                                                                         ---------------

January 1, 2005                                                                           Affiliated Investment Management Companies

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                 NAME                                  ADDRESS                   TYPE OF BUSINESS
                 ----                                  -------                   ----------------
AAM High Yield Fund, L.L.C.                       440 Lincoln Street       Limited liability company
                                                  Worcester MA 01653

AFC Capital Trust I                               440 Lincoln Street       Statutory Business Trust
                                                  Worcester MA 01653

Allmerica Asset Management, Limited               440 Lincoln Street       Investment advisory services
                                                  Worcester MA 01653

Allmerica Benefits, Inc.                          440 Lincoln Street       Non-insurance medical services
                                                  Worcester MA 01653

Allmerica Financial Alliance Insurance            440 Lincoln Street       Multi-line property and casualty
Company                                           Worcester MA 01653       insurance

Allmerica Financial Benefit Insurance             645 West Grand River     Multi-line property and casualty
Company                                           Howell MI 48843          insurance

Allmerica Financial Corporation                   440 Lincoln Street       Holding Company
                                                  Worcester MA 01653

Allmerica Financial Insurance                     440 Lincoln Street       Insurance Broker
Brokers, Inc.                                     Worcester MA 01653

Allmerica Financial Life Insurance                440 Lincoln Street       Life insurance, accident and health
and Annuity Company                               Worcester MA 01653       insurance, annuities, variable
                                                                           annuities and variable life insurance

Allmerica Financial Services Insurance            440 Lincoln Street       Insurance Agency
Agency, Inc.                                      Worcester MA 01653

Allmerica Funding Corp.                           440 Lincoln Street       Investment corporation
                                                  Worcester MA 01653

Allmerica Financial Investment                    440 Lincoln Street       Investment advisory services
Management Services, Inc.                         Worcester MA 01653

Allmerica Investment Trust                        440 Lincoln Street       Investment  Trust
                                                  Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street       Insurance Agency
Alabama                                           Worcester MA 01653

Allmerica Investments Insurance Agency of         440 Lincoln Street       Insurance Agency
Florida, Inc.                                     Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street       Insurance Agency
Georgia                                           Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street       Insurance Agency
Kentucky                                          Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street       Insurance Agency
Mississippi                                       Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.             440 Lincoln Street       Insurance Agency
                                                  Worcester MA 01653

Allmerica Securities Trust                        440 Lincoln Street       Investment Trust
                                                  Worcester MA 01653

Allmerica Trust Company, N.A.                     440 Lincoln Street       Limited purpose national trust
                                                  Worcester MA 01653       company

AMGRO, Inc.                                       100 North Parkway        Premium financing
                                                  Worcester MA 01605

AMGRO Receivables Corporation                     100 North Parkway        Receivables Purchase Corporation
                                                  Worcester MA 01605

Citizens Insurance Company of America             645 West Grand River     Multi-line property and casualty
                                                  Howell MI 48843          insurance

Citizens Insurance Company of Illinois            333 Pierce Road          Multi-line property and casualty
                                                  Itasca IL 60143          insurance

Citizens Insurance Company of the                 3950 Priority Way        Multi-line property and casualty
Midwest                                           South Drive, Suite 200   insurance
                                                  Indianapolis IN 46280

Citizens Insurance Company of Ohio                8101 N. High Street      Multi-line property and casualty
                                                  P.O. Box 342250          insurance
                                                  Columbus OH 43234

Citizens Management, Inc.                         440 Lincoln Street       Risk management services
(formerly known as Sterling Risk Management       Worcester MA 01653
Services, Inc.)

Financial Profiles, Inc.                          5421 Avenida Encinas     Software company
                                                  Suite A
                                                  Carlsbad CA 92008

First Allmerica Financial Life Insurance          440 Lincoln Street       Life, pension, annuity, accident
Company                                           Worcester MA 01653       and health insurance company

First Sterling Limited                            41 Cedar Avenue          Holding Company
                                                  Hamilton HM 12,
                                                  Bermuda

First Sterling Reinsurance Company                41 Cedar Avenue          Reinsurance Company
Limited                                           Hamilton HM 12,
                                                  Bermuda

The Hanover American Insurance                    440 Lincoln Street       Multi-line property and casualty
Company                                           Worcester MA 01653       insurance

The Hanover Insurance Company                     440 Lincoln Street       Multi-line property and casualty
                                                  Worcester MA 01653       insurance

Hanover Texas Insurance Management                NationsBank Tower        Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                     15301 Dallas Pkwy.       Insurance Company
                                                  Dallas TX 75248

Hanover Lloyd's Insurance Company                 7557 Rambler Road        Multi-line property and casualty
                                                  Suite 500                insurance
                                                  Dallas TX 75231

Lloyds Credit Corporation                         100 North Parkway        Premium financing service
                                                  Worcester MA 01605       franchises

Massachusetts Bay Insurance Company               440 Lincoln Street       Multi-line property and casualty
                                                  Worcester MA 01653       insurance

Opus Investment Management, Inc.                  440 Lincoln Street       Investment advisory services
(formerly known as Allmerica Asset                Worcester MA 01653
Management, Inc.)

Opus Investment Trust                             440 Lincoln Street       Investment Trust
(formerly known as VeraVest Trust)                Worcester MA 01653

VeraVest Investments, Inc.                        440 Lincoln Street       Securities, retail broker-dealer
(formerly known as Allmerica                      Worcester MA 01653
Investments, Inc.)

ITEM 27.    NUMBER OF CONTRACT OWNERS

     As of February 28, 2005 there were 6,655 Contract holders of qualified Contracts and 10,052 Contract holders of non-qualified Contracts.

ITEM 28.    INDEMNIFICATION

     Article VIII of the Bylaws of Allmerica Financial Life Insurance and Annuity Company (the Depositor) states: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

ITEM 29.    PRINCIPAL UNDERWRITERS

     (a) VeraVest Investments, Inc. also acts as principal underwriter for the following:

          - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

          - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

          -  Allmerica Investment Trust

     (b) The Principal Business Address of each of the following Directors and Officers of VeraVest Investments, Inc. is:
          440 Lincoln Street
          Worcester, Massachusetts 01653

          NAME                        POSITION OR OFFICE WITH UNDERWRITER
          ----                        -----------------------------------
          Abigail M. Armstrong        Vice President, Chief Legal Officer, Assistant Secretary,
                                      Anti-Money Laundering Chairperson and Counsel

          Charles F. Cronin           Vice President, Secretary/Clerk and Group Counsel

          Claudia J. Eckels           Vice President

          J. Kendall Huber            Director

          Kathleen M. Loftus          Vice President

          Mark C. McGivney            Director and Treasurer

          K. David Nunley             Vice President

          Joseph M. Petty             Vice President

          Michael A. Reardon          Director, President and Chief Executive Officer

          Paula J. Testa              Vice President and Chief Operating Officer

          Margot K. Wallin            Vice President and Anti-Money Laundering Officer

     (c) As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by VeraVest Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2004. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 31.  MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32.  UNDERTAKINGS

     (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) The Registrant hereby undertakes to include in the prospectus a toll-free telephone number that the Contract Owner can call to request a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver a Statement of Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) The Company hereby represents that the aggregate fees and charges under the Contracts are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Registrant, a separate account of Allmerica Financial Life Insurance and Annuity Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

     4.   A signed statement acknowledging the participant's understanding of
          (I) the restrictions on redemption imposed by the Program and by
          Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

     Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of April, 2005.

                             SEPARATE ACCOUNT KG OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                            By: /s/ Sheila B. St. Hilaire
                                -------------------------------------
                                Sheila B. St. Hilaire, Vice President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                            TITLE                                                         DATE
----------                            -----                                                         ----
Frederick H. Eppinger Jr.*            Chairman of the Board                                         April 1, 2005
------------------------------

/s/ Warren E. Barnes                  Vice President and Corporate Controller
------------------------------
Warren E. Barnes

Bonnie K. Haase*                      Director and Vice President
------------------------------

J. Kendall Huber*                     Director, Senior Vice President, General Counsel and
------------------------------        Assistant Secretary

John P. Kavanaugh*                    Director, Vice President and Chief Investment Officer
------------------------------

Mark C. Mcgivney*                     Vice President and Treasurer
------------------------------

Edward J. Parry, III*                 Director, Chief Financial Officer, Vice Chair and
------------------------------        Assistant Treasurer

Michael A. Reardon*                   Director, President and Chief Executive Officer
------------------------------

Gregory D. Tranter*                   Director, Vice President and Chief Information Officer
------------------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated February 1, 2005 duly executed by such persons.


/s/ Sheila B. St. Hilaire
------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-81019)

                                  EXHIBIT TABLE

Exhibit 8(c)      Directors' Power of Attorney

Exhibit 9         Opinion of Counsel

Exhibit 10        Consent of Independent Registered Public Accounting Firm